united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

April 30, 2020

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

Dunham Corporate/Government Bond Fund

Dunham Floating Rate Bond Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Dunham Small Cap Growth Fund

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Dunham International Stock Fund

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Dunham Long/Short Credit Fund

Dunham Monthly Distribution Fund

Dunham Real Estate Stock Fund

Investment Adviser:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Dunham Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Dunham Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Dunham Funds electronically by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Dunham Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling (888)-3DUNHAM (338-6426) or contacting your financial intermediary. Your election to receive reports in paper will apply to all Dunham Funds held by you or through your financial intermediary.

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders:

Remember your life pre-virus? Considering what our life was like before the coronavirus changed so much seems akin to traveling back to another age in civilization. Before the pandemic permeated every facet of our lives, corporate strength and economic prowess were in the fovea of most investors and economists, not the efficacy of various vaccines. While scrutinized intensely, corporate earnings were generally positive and the first phase of a trade deal with China had been signed. However, from beyond the periphery, the virus that had at first appeared innocuous when considered from a global perspective, suddenly and with impartiality impacted every citizen of the world. Markets were celebrating new all-time highs in mid-February before the self-induced shutdown, followed-up by investor panic, culminated into a decline in the S&P 500 of more than 33 percent in 33 days. Despite the invention and implementation of circuit breakers for the markets, the evacuation from equities eerily resembled the 1987 turmoil from which the constraints were birthed. In the 50 days following the peak, the S&P 500 fluctuated 24 times outside of a 3 percent trading band. There were 9 days where the S&P 500 experienced a swing greater than 5 percent. For perspective, in the 10-year period leading up to the February 19 market high, there were only 12 days (out of 2,516 trading days) that the S&P 500 moved more than 3 percent - and zero days that saw a move greater than 5 percent, let alone a circuit breaker tripped.

Market casualties appeared to pile rapidly, and similar to the virus, the sell-off was predominately indiscriminate. Foreign equities (both developed markets and emerging) and bonds (both investment-grade and high-yield) joined in the maelstrom that brought the world into the depths of a bear market. A two-week period in March marked the pinnacle of the pandemonium – particularly between March 6 and March 20. During this two-week period, bonds rated AAA and high-yield bonds dropped 16 percent and 17 percent, respectively. Although many U.S. Treasury bonds survived the Global Financial Crisis unscathed, the BofA Merrill Lynch 10-Year Treasury Bond Index posted a decline of 2 percent and the BofA Merrill Lynch 30-Year Treasury Bond Index a fall of 7 percent amidst March’s madness. Foreign equity markets saw the stocks of developed countries decline more than emerging markets, as developed market stocks fell 23 percent and emerging markets stocks toppled 21 percent. The synchronicity of the declines across the broad spectrum of asset classes evidenced the investor panic to escape to the exits with little regard to price, value, or quality – unproductively selling what they could, not what they wanted to sell.

Although parallels to previous markets may be identified in the decline, the response from central banks during the calamity was hearty and fast, sending a direct message of urgency and support. Central banks had clearly learned from the Global Financial Crisis that an impaired liquidity chain would exacerbate losses and hinder any recovery. Therefore, the Federal Open Market Committee quickly slashed interest rates to zero (the Fed Funds Rate stood at 150 basis points before March) and broadcasted that trillions would be spent (borrowed from our children and grandchildren) to support liquidity in the bond markets. Essentially, the key components that were implemented over the course of months and years during and after the Global Financial Crisis were deployed in just a couple of weeks.

Of course, no pandemic that leads to a global shutdown is exciting enough on its own – an oil price-war between Russia and Saudi Arabia compounded with the sudden disappearance of demand for oil (as sheltering in place obliterated fuel-based travel). This led to records being broken and unchartered territory suddenly unveiled as oil futures contracts not only traded at $0, but proceeded to slide deeply negative as participants who never had any intention (nor storage capacity) of taking delivery of the barrels scrambled to dump millions of barrels of oil contracts before maturity. While suburban households whimsically contemplated how many barrels they could store in their swimming pools, the drillers, frackers, refiners, and all entities up and down the supply chain reassessed their businesses amidst a seemingly impossible reality. From February 19 through March 23, the S&P 500 Energy Sector Index had spilled nearly 56 percent.

Such a storyboard, with each pane depicting a similar if not more gruesome image than the one before it, cannot coalesce to a pleasing tale. However, the overall conclusion of the fiscal period dramatically improved the results. Globally, as numerous countries announced reopening plans and light could be seen at the end of a long tunnel, the markets broadly roared back and some equity markets achieved their best April performance on record. Therefore, as investors examine this semi-annual period as a whole, the beginning-to-end percentage declines obscure the pitfall in the center. Specifically, the 3.2 percent overall decline in the S&P 500 nor the 13.2 percent decline in the MSCI All Country World ex U.S. Index appear anywhere near as dire as the story would suggest. In addition, there have been pockets of strength uncovered in the erosion, with the chaotic work-from-home environment rewarding many technology-oriented businesses. Many other companies have restructured balance sheets and some have sought to pay down debts. Another silver lining includes the extremely low interest rates and the related impact on broad borrowing rates, which has allowed many struggling businesses to effectively “buy time” to weather this storm at remarkably low financing rates. Nonetheless, most investors are looking ahead to a better conclusion that will be told in the months and quarters to come.

As I have personally invested alongside many of you during both calm and turbulent markets, such as the one we are weathering today, I am confident that we at Dunham have the tools and the discipline to navigate through this storm. While the specific attributes of this particular market environment may be unique, you can rely on us to continue to apply a rational and unemotional approach.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

April 30, 2020

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Since the beginning of the fiscal year through the beginning of March, broad U.S. investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, had experienced a fairly steady increase. This was primarily promoted by an accommodative and reassuring Federal Open Market Committee, low default rates, and a strong economic backdrop. As the virus reached pandemic status and investors around the globe panicked into a rampant selling spree, nearly every asset class saw declines during the most negative two- week period in March that spanned from March 6 through March 20. Within the fixed income markets, that two- week period left little unscathed as broad U.S. investment-grade bonds fell 5.4 percent. Within that investment-grade basket, Treasury and government agency bonds, as measured by the BofA Merrill Lynch U.S. Treasury & Agency Index, declined 1.5 percent, while U.S. corporate bonds, as measured by the BofA Merrill Lynch U.S. Corporate Index, plummeted 15.1 percent. Outside of the investment-grade bond market, high- yield bonds, as measured by the BofA Merrill Lynch U.S. Cash Pay High-Yield Index, declined 17.1 percent, within close earshot to their investment-grade corporate bond counterparts, signaling that sellers were showing little regard to credit quality. When assessing the entire six-month period, broad U.S. investment-grade bonds posted a positive 4.9 percent return, which was primarily attributable to the 8.1 percent gain in Treasury and government agency bonds. U.S. investment-grade corporate bonds were slightly positive, up 1.5 percent, while high- yield bonds remained in negative territory, down 7.6 percent. The Treasury and government agency bonds, which tended to have longer durations, were greatly benefitted by the Fed’s actions in March where it decreased interest rates by 150 basis points and committed trillions of dollars to backstop liquidity markets, massively buoying the highly-interest-rate-sensitive Treasuries and agency securities.

Allocation Review

Broad U.S. investment-grade bonds in the benchmark index have more than 90 percent allocated to Treasury and government agency bonds and U.S. investment-grade corporate bonds. During the semi-annual period, the Fund maintained a similar exposure as the benchmark index to U.S. investment-grade corporate bonds, as it had an approximate 24 percent allocation. As this was one of the less negative bond sectors during the six-month period, the weighting neither detracted nor contributed toward relative returns. However, the Fund’s significant underweight to Treasury and government agency bonds, which comprise more than 40 percent of the benchmark index, significantly detracted from relative performance, as the Fund held less than a third of the benchmark index’s 70 percent allocation to these bond sectors. Therefore, where the Fund was most overweight versus the benchmark index was in residential mortgage-backed securities, corporate high- yield bonds, and asset-backed securities. While all three of these asset classes suffered negative performance in the Fund during the six-month period, the worst-performing was the high-yield bond exposure, albeit the total allocation in the Fund to high-yield bonds was less than 10 percent. The Fund did not have any exposure to derivatives during the semi-annual period that meaningfully affected performance.

Holdings Insights

As the investment-grade corporate bond exposure in the Fund was similar to the benchmark index, the security selection within the sector generally lagged during the six-month period. For example, one of the holdings that was directly in the crossfire of industries most affected by the global shutdown was Aviation Capital Group LLC. The Fund held the bond maturing in 2027 (05369AAA9) (holding weight*: 0.30 percent). Aviation Capital Group is an aircraft lessor, and with the coronavirus effectively shutting down the air travel industry, many investors expect that airlines, Aviation Capital Group’s primary customers, will seek lease deferrals and in some cases file for bankruptcy. This sentiment resulted in the sell-off of these bonds, as they declined 25.7 percent since the start of the fiscal year through April.

Despite the high-yield bond sector exhibiting some of the worst overall performance during the broad bond sell-off in March, some of the Fund’s holdings held up rather well. For example, the Fund held the Par Pharmaceutical, Inc. bond maturing in 2027 (69888XAA7) (holding weight*: 0.10 percent). After the company posted strong fourth quarter results, Par Pharmaceutical’s ties to the generic drug industry cause it to be minimally impacted by the COVID-19 crisis. During the six-month period, the Par Pharmaceutical bond increased 10.0 percent. Not faring quite as well within the high-yield bond space was the Fund’s holding in the Patterson UTI Energy Inc. bond maturing in 2029 (703481AC5) (holding weight*: 0.11 percent). Patterson UTI provides contract drilling and pressure pumping services to domestic companies. Demand for both services has plummeted with the decline in oil prices (pressure pumping declining more rapidly than the more publicized rig count due to shorter contracts) and while the company benefits from what the Sub- Adviser considers as a favorable liquidity position, the bonds traded down 35.7 percent in the second fiscal quarter given the poor industry outlook.

The Fund also held some municipal bonds, including a taxable municipal bond, the Texas State municipal bond maturing in 2044 (882724QP5) (holding weight*: 1.27 percent). As the long-maturity on the bond generally translated to higher interest-rate sensitivity, the extreme drop in long-term Treasury yields greatly benefitted this bond, as it increased 6.8 percent since it was purchased in November. The Fund also held some foreign bonds, including the Petroleos Mexicanos SA bond maturing in 2050 (71654QCW0) (holding weight*: 0.15 percent). Petroleos Mexicanos (aka Pemex) was impacted mainly by the sharp drop in oil prices which is estimated to result in a $15 to $20 billion funding gap in 2020. While the Sub- Adviser expects the Mexican government will ultimately step in and provide adequate support, there has been no comprehensive plan announced at this juncture. The Pemex bonds declined 29.6 percent during the six-month period.

Sub-Adviser Outlook

While nearly all technical indicators that the Sub- Adviser follows are negative across most of the bond sectors, the Sub-Adviser believes that valuations are highly attractive in many of those same sectors. While fundamentals have been shaken and may be tested further, the Sub- Adviser is optimistic that there are many opportunities that have been exposed during the recent sell-off. Therefore, the Sub-Adviser is confident that bond sector positioning and security selection will become increasingly more relevant in the months and quarters ahead.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	0.38%	5.68%	2.42%	3.31%
Class C	(0.04)%	4.89%	1.66%	2.55%
Class A with load of 4.50%	(4.27)%	0.72%	1.23%	2.58%
Class A without load	0.25%	5.43%	2.16%	3.05%
Bloomberg Barclays US Aggregate Bond Index	4.86%	10.84%	3.80%	3.96%
Morningstar Intermediate Core Plus Bond Category	1.59%	6.67%	3.16%	3.98%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5%
AEROSPACE / DEFENSE - 0.6%
Boeing Co/The		$33,000	5.805		5/1/2050	$33,000
Boeing Co/The		33,000	5.930		5/1/2060	33,000
Howmet Aerospace, Inc.		50,000	6.875		5/1/2025	51,041
Signature Aviation US Holdings, Inc. - 144A		105,000	4.000		3/1/2028	89,738
TransDigm, Inc. - 144A		90,000	5.500		11/15/2027	76,469
						283,248
AGRICULTURE - 0.5%
BAT Capital Corp.		110,000	4.906		4/2/2030	124,070
Bunge Ltd. Finance Corp.		110,000	4.350		3/15/2024	114,838
						238,908
APPAREL - 0.4%
Hanesbrands, Inc. - 144A		45,000	5.375		5/15/2025	45,450
Under Armour, Inc.		75,000	3.250		6/15/2026	67,705
VF Corp.		74,000	2.400		4/23/2025	75,311
						188,466
AUTO MANUFACTURERS - 0.2%
Ford Motor Co.		103,000	9.000		4/22/2025	100,811

AUTO PARTS & EQUIPMENT - 0.6%
American Axle & Manufacturing, Inc.		80,000	6.500		4/1/2027	60,704
Dana, Inc.		105,000	5.375		11/15/2027	93,319
Lear Corp. ^		165,000	3.800		9/15/2027	153,500
						307,523
AUTOMOBILE ABS - 5.3%
American Credit Acceptance Receivables Trust 2018-3 - 144A		165,000	3.750		10/15/2024	164,248
American Credit Acceptance Receivables Trust 2019-2 - 144A		125,000	3.170		6/12/2025	121,776
Americredit Automobile Receivables Trust 2018-1		135,000	3.820		3/18/2024	132,891
Avid Automobile Receivables Trust 2018-1 - 144A		32,552	2.840		8/15/2023	32,508
Avis Budget Rental Car Funding AESOP LLC - 144A		155,000	2.360		3/20/2026	138,290
Avis Budget Rental Car Funding AESOP LLC - 144A		150,000	3.070		9/20/2023	140,721
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	157,236
Carmax Auto Owner Trust 2019-1		140,000	3.740		1/15/2025	138,810
Carvana Auto Receivables Trust 2019-1 - 144A		145,000	3.880		10/15/2024	143,802
Carvana Auto Receivables Trust 2019-3 - 144A		185,000	2.710		10/15/2024	175,648
Centre Point Funding LLC - 144A		5,788	2.610		8/20/2020	5,770
Drive Auto Receivables Trust 2019-4		135,000	2.510		11/17/2025	134,637
DT Auto Owner Trust 2019-1 - 144A		120,000	3.610		11/15/2024	119,964
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	135,086
First Investors Auto Owner Trust 2019-1 - 144A		150,000	3.260		3/17/2025	146,954
GLS Auto Receivables Issuer Trust 2020-1 - 144A		190,000	2.430		11/15/2024	183,438
Hertz Vehicle Financing II LP - 144A		135,000	2.670		9/25/2021	129,111
OneMain Direct Auto Receivables Trust 2018-1 - 144A		125,000	3.850		10/14/2025	122,745
Santander Drive Auto Receivables Trust 2017-1		15,968	2.580		5/16/2022	15,976
Veros Automobile Receivables Trust 2020-1 - 144A		155,000	2.190		6/16/2025	151,450
Westlake Automobile Receivables Trust 2018-3 - 144A		150,000	3.610		10/16/2023	150,881
						2,641,942
BANKS - 5.9%
Bank of America Corp.		211,000	4.200		8/26/2024	228,663
Bank of Montreal	5 Year Swap Rate US + 1.432%	234,000	3.803	+	12/15/2032	241,679
BBVA Bancomer SA/Texas - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	173,760
Citigroup, Inc.		300,000	4.050		7/30/2022	315,124
Fifth Third Bancorp		18,000	2.550		5/5/2027	17,965
Goldman Sachs Group, Inc.		230,000	4.250		10/21/2025	247,261
JPMorgan Chase & Co.	SOFRRATE 3.125%	47,000	4.600	+	Perpetual	42,218
M&T Bank Corp.	3 Month LIBOR + 3.520%	109,000	5.125	+	Perpetual	109,999
Morgan Stanley		175,000	6.375		7/24/2042	270,831
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.300%	170,000	5.000	+	Perpetual	173,046
Santander Holdings USA, Inc.		105,000	3.500		6/7/2024	106,376
Santander Holdings USA, Inc.		133,000	3.700		3/28/2022	134,779
Santander Holdings USA, Inc.		65,000	4.400		7/13/2027	66,328
Synovus Financial Corp.	5 Year Swap Rate US + 3.379%	70,000	5.900	+	2/7/2029	66,941
Toronto-Dominion Bank ^	5 Year Swap Rate US + 2.205%	195,000	3.625	+	9/15/2031	208,009
UBS AG/Stamford CT		250,000	7.625		8/17/2022	270,123
Wells Fargo & Co.		165,000	3.550		9/29/2025	178,470
Wells Fargo & Co.	3 Month LIBOR + 3.110%	115,000	5.900	+	Perpetual	116,805
						2,968,377

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5% (Continued)
BEVERAGES - 0.6%
Anheuser-Busch InBev Worldwide, Inc.		$105,000	4.000		4/13/2028	$116,737
Anheuser-Busch InBev Worldwide, Inc.		40,000	4.750		1/23/2029	46,357
Bacardi Ltd. - 144A		100,000	4.700		5/15/2028	109,399
						272,493
CHEMICALS - 0.8%
Olin Corp.		120,000	5.625		8/1/2029	109,008
PolyOne Corp. - 144A		78,000	5.750		5/15/2025	79,170
SABIC Capital II BV - 144A		200,000	4.500		10/10/2028	214,009
						402,187
COAL - 0.1%
Alliance Resource Operating Partners LP - 144A		70,000	7.500		5/1/2025	45,850

COMMERCIAL MBS - 5.1%
Aventura Mall Trust 2013-AVM - 144A		155,000	3.867	++	12/5/2032	157,051
Aventura Mall Trust 2013-AVM - 144A		100,000	3.867	++	12/5/2032	101,323
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	110,098
BX Trust 2019-OC11 - 144A		130,000	4.075	++	12/9/2041	114,681
BXMT 2020-FL2 Ltd. - 144A	1 Month LIBOR + 0.900%	135,000	1.651	+	2/16/2037	127,385
CHC Commercial Mortgage Trust 2019 - CHC - 144A	1 Month LIBOR + 1.120%	233,990	1.934	+	6/15/2034	213,489
Citigroup Commercial Mortgage Trust 2015-GC27		130,000	2.878		2/10/2048	134,939
Citigroup Commercial Mortgage Trust 2019-SST2 - 144A	1 Month LIBOR + 0.920%	145,000	1.734	+	12/15/2036	140,629
Credit Suisse Mortgage Capital Certificates 2019-ICE4 - 144A	1 Month LIBOR + 0.980%	205,000	1.794	+	5/15/2036	199,740
Exantas Capital Corp. - 144A	1 Month LIBOR + 1.150%	160,000	1.901	+	3/15/2035	149,283
GS Mortgage Securities Corp. Trust 2012-ALOHA - 144A		252,000	3.551		4/10/2022	255,566
GS Mortgage Securities Trust 2020-GC45		135,000	3.173		2/13/2053	143,747
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	174,782
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		28,649	4.388		5/15/2021	29,224
JPMBB Commercial Mortgage Securities Trust 2015-C28		155,000	3.986		10/15/2048	153,491
JPMBB Commercial Mortgage Securities Trust 2015-C31		125,000	4.106		8/15/2048	132,498
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2024	109,626
WFRBS Commercial Mortgage Trust 2014-C24		125,000	3.931		11/15/2047	126,230
						2,573,782
COMMERCIAL SERVICES - 0.4%
ASGN, Inc. - 144A		55,000	4.625		5/15/2028	50,977
DP World PLC - 144A		100,000	6.850		7/2/2037	109,563
Garda World Security Corp. - 144A		55,000	4.625		2/15/2027	53,281
						213,821
COMPUTERS - 0.6%
Dell International LLC / EMC Corp. - 144A		155,000	6.020		6/15/2026	168,617
Hewlett Packard Enterprise Co. ^		100,000	4.900		10/15/2025	108,565
Science Applications International Corp. - 144A		5,000	4.875		4/1/2028	4,920
						282,102
CREDIT CARD ABS - 0.6%
Fair Square Issuance Trust - 144A		305,000	2.900		9/20/2024	289,477

DIVERSIFIED FINANCIAL SERVICES - 2.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650		7/21/2027	126,495
Avolon Holdings Funding Ltd. - 144A		125,000	4.375		5/1/2026	107,473
Brightsphere Investment Group, Inc.		165,000	4.800		7/27/2026	150,681
Brookfield Finance LLC		174,000	4.000		4/1/2024	183,808
Capital One Financial Corp.		165,000	3.750		7/28/2026	163,650
Capital One Financial Corp.		120,000	4.200		10/29/2025	123,228
Charles Schwab Corp.	5 Year Treasury Note + 4.971%	112,000	5.375	+	Perpetual	114,940
Citadel LP - 144A		105,000	4.875		1/15/2027	104,399
Navient Corp.		25,000	5.000		3/15/2027	21,206
Navient Corp.		70,000	6.750		6/25/2025	65,188
Springleaf Finance Corp.		10,000	5.375		11/15/2029	8,348
Springleaf Finance Corp.		70,000	6.875		3/15/2025	66,637
Springleaf Finance Corp.		25,000	7.125		3/15/2026	23,680
Synchrony Financial		135,000	3.950		12/1/2027	124,624
						1,384,357
ELECTRIC - 2.1%
American Electric Power Co, Inc.		120,000	2.300		3/1/2030	119,085
DPL, Inc.		155,000	4.350		4/15/2029	151,368
Edison International		130,000	4.950		4/15/2025	142,158
Exelon Corp.		175,000	3.497		6/1/2022	180,418

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5% (Continued)
ELECTRIC - 2.1% (Continued)
Pennsylvania Electric Co. - 144A		$140,000	3.600		6/1/2029	$153,591
PSEG Power LLC		110,000	3.850		6/1/2023	117,087
Talen Energy Supply LLC - 144A		60,000	6.625		1/15/2028	56,874
Vistra Operations Co. LLC - 144A		130,000	4.300		7/15/2029	129,630
						1,050,211
ENERGY - ALTERNATE SOURCES - 0.2%
TerraForm Power Operating LLC - 144A		90,000	5.000		1/31/2028	94,019

ENTERTAINMENT - 0.2%
Eldorado Resorts, Inc.		35,000	6.000		9/15/2026	35,329
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	38,129
Scientific Games International, Inc. - 144A		50,000	8.250		3/15/2026	37,985
Scientific Games International, Inc. - 144A		20,000	7.000		5/15/2028	14,493
						125,936
ENVIRONMENTAL CONTROL - 0.3%
Waste Connections, Inc.		125,000	2.600		2/1/2030	127,802

FOOD - 0.3%
Albertsons Cos Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC - 144A		105,000	4.625		1/15/2027	106,538
Albertsons Cos Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC - 144A		65,000	4.875		2/15/2030	66,300
						172,838
FOOD SERVICE - 0.1%
Aramark Services, Inc. - 144A		50,000	6.375		5/1/2025	52,125

HAND/MACHINE TOOLS - 0.3%
Stanley Black & Decker, Inc.	5 Year Treasury Note + 2.657%	140,000	4.000	+	3/15/2060	137,362

HEALTHCARE - SERVICES - 0.8%
Catalent Pharma Solutions, Inc. - 144A		15,000	5.000		7/15/2027	15,370
Centene Corp. - 144A		45,000	4.625		12/15/2029	49,484
Charles River Laboratories International, Inc. - 144A		25,000	4.250		5/1/2028	25,335
HCA, Inc.		135,000	4.125		6/15/2029	146,479
HCA, Inc.		65,000	5.375		2/1/2025	70,222
LifePoint Health, Inc. - 144A		35,000	4.375		2/15/2027	33,119
Tenet Healthcare Corp. - 144A		15,000	7.500		4/1/2025	16,208
Tenet Healthcare Corp. - 144A		50,000	5.125		11/1/2027	49,533
						405,750
HOME BUILDERS - 0.7%
M/I Homes, Inc. - 144A		105,000	4.950		2/1/2028	92,531
NVR, Inc.		36,000	3.000		5/15/2030	35,932
PulteGroup, Inc.		125,000	6.375		5/15/2033	133,525
TRI Pointe Group, Inc.		85,000	5.875		6/15/2024	83,079
						345,067
HOME EQUITY ABS - 0.1%
GSAA Trust 2005-1 AF4 (a)		8,010	5.619		11/25/2034	8,024
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	52,642	3.386	+	3/25/2035	52,490
						60,514
INSURANCE - 1.8%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	153,193
Athene Holding Ltd.		135,000	4.125		1/12/2028	128,041
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	9/15/2166	78,342
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	230,000	5.625	+	6/15/2043	237,751
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	110,000	4.375	+	9/15/2054	121,079
Trinity Acquisition PLC		60,000	4.400		3/15/2026	66,662
Voya Financial, Inc.	3 Month LIBOR + 3.580%	105,000	5.650	+	5/15/2053	103,083
						888,151
INTERNET - 0.5%
Tencent Holdings Ltd. - 144A		200,000	3.975		4/11/2029	226,121

INVESTMENT COMPANIES - 0.3%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.		130,000	6.250		5/15/2026	128,352

IRON/STEEL - 0.1%
Cleveland-Cliffs, Inc. - 144A		75,000	6.750		3/15/2026	65,790

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5% (Continued)
MACHINERY- CONSTRUCTION & MINING - 0.2%
Oshkosh Corp.		$113,000	4.600		5/15/2028	$119,109

MANUFACTURED HOUSING ABS - 0.3%
Towd Point Mortgage Trust 2019-MH1 - 144A		133,831	3.000	++	11/25/2058	140,948

MEDIA - 0.5%
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A		45,000	4.500		8/15/2030	45,788
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		55,000	5.375		8/15/2026	42,059
Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A		30,000	6.625		8/15/2027	16,565
DISH DBS Corp.		25,000	5.000		3/15/2023	23,906
Meredith Corp.		85,000	6.875		2/1/2026	73,338
Sirius XM Radio, Inc. - 144A		35,000	5.500		7/1/2029	37,086
						238,742
MINING - 0.9%
BHP Billiton Finance USA Ltd. - 144A	5 Year Swap Rate USD + 5.093%	200,000	6.750	+	10/19/2075	221,349
Glencore Funding LLC - 144A ^		165,000	4.000		3/27/2027	167,481
Novelis Corp. - 144A		55,000	4.750		1/30/2030	48,554
						437,384
MISCELLANEOUS MANUFACTURING - 0.8%
Carlisle Cos, Inc.		59,000	2.750		3/1/2030	54,507
General Electric Co.	3 Month LIBOR + 3.330%	136,000	5.000	+	12/29/2049	111,690
Hillenbrand, Inc.		65,000	4.500		9/15/2026	59,652
Pentair Finance Sarl		180,000	4.500		7/1/2029	194,489
						420,338
OIL & GAS - 2.3%
CrownRock LP / CrownRock Finance, Inc. - 144A		75,000	5.625		10/15/2025	61,227
Holly Frontier Corp.		165,000	5.875		4/1/2026	169,030
Nabors Industries, Inc.		60,000	5.750		2/1/2025	14,088
Parsley Energy LLC / Parsley Finance Corp. - 144A		100,000	4.125		2/15/2028	82,625
Patterson-UTI Energy, Inc.		80,000	5.150		11/15/2029	53,108
Pertamina Persero PT - 144A		200,000	6.450		5/30/2044	222,921
Petroleos Mexicanos - 144A		100,000	7.690		1/23/2050	74,000
Petronas Capital Ltd. - 144A		200,000	3.500		4/21/2030	209,707
State Oil Co. of the Azerbaijan Republic		200,000	6.950		3/18/2030	210,708
Transocean Guardian Ltd. - 144A		33,400	5.875		1/15/2024	26,052
						1,123,466
OIL & GAS SERVICES - 0.2%
USA Compression Partners LP / USA Compression Finance Corp.		105,000	6.875		4/1/2026	85,019

OTHER ABS - 8.6%
Ajax Mortgage Loan Trust 2019-D - 144A (a)		181,156	2.956		9/25/2065	183,952
American Homes 4 Rent 2014-SFR2 Trust - 144A		230,000	4.705		10/17/2036	238,504
American Homes 4 Rent 2015-SFR2 Trust - 144A		220,000	4.691		10/17/2045	223,370
AMSR 2020-SFR1 Trust - 144A		315,000	1.819		4/17/2025	326,355
Amur Equipment Finance Receivables VI LLC - 144A		101,560	3.890		7/20/2022	103,332
Aqua Finance Trust 2019-A - 144A		130,926	3.140		7/16/2040	131,753
Aqua Finance Trust 2019-A - 144A		180,000	4.010		7/16/2040	182,749
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		58,394	3.000	++	3/28/2057	58,763
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A		100,000	4.000	++	6/28/2057	98,845
BRE Grand Islander Timeshare Issuer 2019-A LLC - 144A		121,278	3.280		9/26/2033	121,816
CCG Receivables Trust 2019-2 - 144A		100,000	2.550		3/15/2027	100,025
CoreVest American Finance 2018-2 Trust - 144A		227,763	4.026		11/15/2052	235,908
CoreVest American Finance 2019-3 Trust - 144A		100,000	3.265		10/15/2052	79,873
Corevest American Finance 2020-1 Trust - 144A		159,734	1.832		3/15/2050	158,155
Diamond Resorts Owner Trust - 144A		52,098	3.270		10/22/2029	50,951
Foundation Finance Trust 2019-1 - 144A		95,784	3.860		11/15/2034	94,590
Jersey Mike’s Funding - 144A		130,000	4.433		2/15/2050	119,374
Marlette Funding Trust 2019-4 - 144A		116,466	2.390		12/17/2029	114,651
MVW 2019-2 LLC - 144A		141,384	2.220		10/20/2038	128,477
MVW Owner Trust 2016-1 - 144A		42,406	2.250		12/20/2033	41,445
Orange Lake Timeshare Trust 2019-A - 144A		110,279	3.360		4/9/2038	103,628
Small Business Lending Trust 2019-A - 144A		85,257	2.850		7/15/2026	82,984
Sofi Consumer Loan Program 2017-5 LLC - 144A		58,231	2.780		9/25/2026	56,315
Sofi Consumer Loan Program 2017-6 LLC - 144A		50,672	2.820		11/25/2026	50,324
Towd Point Mortgage Trust 2015-1 - 144A		172,000	3.250	++	10/25/2053	173,264
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750	++	10/25/2056	116,970

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5% (Continued)
OTHER ABS - 8.6% (Continued)
Towd Point Mortgage Trust 2017-6 - 144A		$135,000	3.000	++	10/25/2057	$137,329
Towd Point Mortgage Trust 2018-4 - 144A		191,281	3.000	++	6/25/2058	196,399
Towd Point Mortgage Trust 2018-6 - 144A		185,000	3.750	++	3/25/2058	174,074
Towd Point Mortgage Trust 2018-SJ1 - 144A		122,843	4.000	++	10/25/2058	124,167
Tricon American Homes 2017-SFR1 Trust - 144A		99,292	2.716		9/17/2022	100,429
TRIP Rail Master Funding LLC - 144A		78,279	2.709		8/15/2047	78,053
VOLT LXIV LLC - 144A (a)		48,333	3.375		10/25/2047	45,879
VSE 2017-A VOI Mortgage LLC - 144A		61,230	2.330		3/20/2035	58,054
						4,290,757
PACKAGING & CONTAINERS - 0.4%
Greif, Inc. - 144A		70,000	6.500		3/1/2027	70,326
Sonoco Products Co.		150,000	3.125		5/1/2030	150,411
						220,737
PHARMACEUTICALS - 1.2%
CVS Health Corp.		110,000	2.875		6/1/2026	115,762
Mylan NV		145,000	3.950		6/15/2026	154,107
Par Pharmaceutical, Inc. - 144A		50,000	7.500		4/1/2027	51,127
Perrigo Finance Unlimited Co.		200,000	4.375		3/15/2026	214,134
Teva Pharmaceutical Finance Netherlands III BV		85,000	3.150		10/1/2026	74,486
						609,616
PIPELINES - 2.2%
Boardwalk Pipelines LP		110,000	4.950		12/15/2024	98,609
Cheniere Energy Partners LP		55,000	5.625		10/1/2026	52,816
Cheniere Energy Partners LP - 144A		55,000	4.500		10/1/2029	50,993
Energy Transfer Partners LP		165,000	4.200		4/15/2027	155,705
Kinder Morgan Inc/DE		160,000	4.300		6/1/2025	171,318
Kinder Morgan Inc/DE		45,000	7.750		1/15/2032	57,875
MPLX LP		55,000	4.875		12/1/2024	54,722
MPLX LP - 144A		135,000	4.250		12/1/2027	130,053
Sabine Pass Liquefaction LLC		25,000	4.200		3/15/2028	24,506
Sabine Pass Liquefaction LLC		100,000	6.250		3/15/2022	103,231
Targa Resources Partners LP		100,000	5.875		4/15/2026	90,120
Valero Energy Partners LP		120,000	4.500		3/15/2028	124,718
						1,114,666
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A		135,000	4.000		5/30/2024	139,304

REC VEHICLE LOAN ABS - 0.2%
Octane Receivables Trust 2019-1 - 144A		104,657	3.160		9/20/2023	104,768

REITS - 3.2%
Corporate Office Properties LP		196,000	3.600		5/15/2023	198,436
EPR Properties		220,000	4.750		12/15/2026	186,709
ESH Hospitality, Inc. - 144A		80,000	4.625		10/1/2027	72,600
GLP Capital LP / GLP Financing II, Inc.		155,000	5.750		6/1/2028	153,574
Healthcare Realty Trust, Inc.		90,000	3.875		5/1/2025	91,217
Healthcare Trust of America Holdings LP		15,000	3.100		2/15/2030	13,917
Healthcare Trust of America Holdings LP		150,000	3.750		7/1/2027	149,116
Iron Mountain, Inc. - 144A		110,000	4.875		9/15/2029	105,963
iStar, Inc.		105,000	4.250		8/1/2025	83,606
Ladder Capital Finance Holdings LLLP - 144A		80,000	4.250		2/1/2027	56,100
MPT Operating Partnership LP / MPT Finance Corp.		25,000	4.625		8/1/2029	24,977
MPT Operating Partnership LP / MPT Finance Corp.		85,000	5.000		10/15/2027	87,235
Office Properties Income Trust		170,000	4.500		2/1/2025	161,523
Retail Opportunity Investments Partnership LP		105,000	4.000		12/15/2024	96,517
Service Properties Trust		165,000	4.950		2/15/2027	127,934
						1,609,424
RETAIL - 0.6%
Lithia Motors, Inc. - 144A		40,000	4.625		12/15/2027	38,050
QVC, Inc.		75,000	4.375		3/15/2023	71,993
QVC, Inc.		85,000	4.750		2/15/2027	76,916
Ross Stores Inc		100,000	4.800		4/15/2030	109,490
						296,449

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.5% (Continued)
SOFTWARE - 0.7%
Citrix Systems, Inc.		$190,000	3.300		3/1/2030	$193,050
MSCI, Inc. - 144A		81,000	4.000		11/15/2029	85,069
MSCI, Inc. - 144A		5,000	3.625		9/1/2030	5,086
Vmware, Inc.		55,000	4.700		5/15/2030	59,029
						342,234
TELECOMMUNICATIONS - 1.4%
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	65,076
Juniper Networks, Inc.		120,000	3.750		8/15/2029	127,037
Motorola Solutions, Inc.		96,429	4.600		2/23/2028	107,155
Motorola Solutions, Inc.		50,000	4.600		5/23/2029	56,888
Sprint Spectrum Co. LLC - 144A		150,000	3.360		9/20/2021	150,847
Telesat Canada - 144A		45,000	4.875		6/1/2027	44,606
T-Mobile USA, Inc. - 144A		145,000	3.875		4/15/2030	159,852
						711,461
TRUCKING & LEASING - 0.6%
Aviation Capital Group LLC - 144A		205,000	3.500		11/1/2027	149,518
Penske Truck Leasing Co. LP - 144A		140,000	4.125		8/1/2023	145,505
						295,023
WHOLE LOAN COLLATERAL CMO - 7.6%
Arroyo Mortgage Trust 2019-1 - 144A		147,524	3.920	++	1/25/2049	149,678
Arroyo Mortgage Trust 2019-2 - 144A		78,342	3.347	++	4/25/2049	78,142
Banc of America Funding 2005-1 Trust		37,710	5.500		2/25/2035	37,365
Chase Home Lending Mortgage Trust 2019-ATR1 - 144A		46,792	4.000	++	4/25/2049	47,239
Chase Mortgage Finance Corp. - 144A		105,339	3.750	++	4/25/2045	108,198
Chase Mortgage Finance Corp. - 144A		71,676	3.750	++	2/25/2044	71,537
Citigroup Mortgage Loan Trust 2019-IMC1 - 144A		100,250	2.720	++	7/25/2049	99,426
Citigroup Mortgage Loan Trust, Inc.		40,221	6.750		8/25/2034	42,653
Deephaven Residential Mortgage Trust 2017-2 - 144A		35,367	2.453	++	6/25/2047	34,676
Ellington Financial Mortgage Trust 2019-2 - 144A		89,172	3.046	++	11/25/2059	88,422
Galton Funding Mortgage Trust 2017-1 - 144A		71,369	3.500	++	11/25/2057	72,686
Galton Funding Mortgage Trust 2018-2 - 144A		48,847	4.500	++	10/25/2058	49,904
Galton Funding Mortgage Trust 2019-H1 - 144A		123,414	2.657	++	10/25/2059	125,231
Homeward Opportunities Fund I Trust 2018-2 - 144A		160,184	3.985	++	11/25/2058	161,050
JP Morgan Mortgage Trust 2005-A5		59,274	4.106	++	8/25/2035	55,359
JP Morgan Mortgage Trust 2017-5 - 144A		209,498	3.149	++	12/15/2047	212,253
LHOME Mortgage Trust 2019-RTL1 - 144A (a)		145,000	4.580		10/25/2023	136,421
MASTR Alternative Loan Trust 2004-4		42,254	5.500		4/25/2034	44,141
Metlife Securitization Trust - 144A		100,000	3.691	++	4/25/2055	94,277
Metlife Securitization Trust 2019-1 - 144A		122,830	3.750	++	4/25/2058	131,341
New Residential Mortgage Loan Trust 2016-4 - 144A		84,164	3.750	++	11/25/2056	86,272
New Residential Mortgage Loan Trust 2018-1 - 144A		170,566	4.000	++	12/25/2057	179,401
New Residential Mortgage Loan Trust 2020-1 - 144A		125,170	3.500	++	10/25/2059	134,625
OBX 2018-EXP2 Trust - 144A		89,889	4.000	++	11/25/2048	91,149
OBX 2019-INV1 Trust - 144A		106,555	4.500	++	11/25/2048	110,619
RCKT Mortgage Trust 2020-1 - 144A		265,877	3.000	++	2/25/2050	272,142
RCO V Mortgage LLC 2019-1 - 144A (a)		172,101	3.721		5/24/2024	160,795
Residential Mortgage Loan Trust 2019-2 - 144A		140,763	5.500	++	5/25/2059	139,715
Residential Mortgage Loan Trust 2020-1 - 144A		108,075	2.913	++	2/25/2024	106,508
Thornburg Mortgage Securities Trust 2004-2	1 Month LIBOR + 0.620%	79,507	2.281	+	6/25/2044	72,989
Towd Point HE Trust 2019-HE1 - 144A	1 Month LIBOR + 0.900%	139,057	2.561	+	4/25/2048	136,339
Verus Securitization Trust 2018-2 - 144A		105,000	2.929	++	6/1/2058	96,081
Verus Securitization Trust 2018-3 - 144A		81,564	4.426	++	10/25/2058	82,679
Verus Securitization Trust 2019-INV2 - 144A		301,202	4.108	++	7/25/2059	300,639
						3,809,952

TOTAL CORPORATE BONDS & NOTES (Cost - $32,714,512)						32,182,779

FOREIGN GOVERNMENT BONDS - 0.2%
Turkey Government International Bond (Cost - $85,419)		85,000	7.375		2/5/2025	86,610

MUNICIPAL BONDS - 6.7%
City of Bristol VA		340,000	4.210		1/1/2042	354,141
Clackamas & Washington Counties School District No 3		120,000	5.000		6/15/2032	155,422
Idaho Health Facilities Authority		135,000	5.020		3/1/2048	166,901
Klein Independent School District		95,000	5.000		8/1/2032	122,533
Massachusetts Bay Transportation Authority		120,000	5.250		7/1/2032	164,099

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
MUNICIPAL BONDS - 6.7% (Continued)
Rockdale County Water & Sewerage Authority		$305,000	3.060		7/1/2024	$318,838
Sales Tax Securitization Corp.		20,000	3.411		1/1/2043	18,848
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	358,274
State of California		385,000	7.600		11/1/2040	665,249
State of Texas		245,000	3.011		10/1/2026	262,574
State of Texas		600,000	3.211		4/1/2044	640,536
University of California		115,000	4.428		5/15/2048	126,929
TOTAL MUNICIPAL - (Cost - $3,114,291)						3,354,344

U.S. GOVERNMENT & AGENCY - 18.3%
U.S. GOVERNMENT AGENCY - 6.4%
Fannie Mae Pool		15,902	6.000		11/1/2034	18,387
Fannie Mae Pool		13,925	6.000		3/1/2036	16,071
Fannie Mae Pool		130,121	5.500		9/1/2036	148,730
Fannie Mae Pool		54,259	6.500		5/1/2037	66,043
Fannie Mae Pool		25,158	5.500		4/1/2038	28,812
Fannie Mae Pool		20,531	5.000		4/1/2038	23,457
Fannie Mae Pool		62,461	6.000		8/1/2038	71,877
Fannie Mae Pool		130,161	5.000		6/1/2039	148,891
Fannie Mae Pool		167,584	4.000		9/1/2044	183,201
Fannie Mae Pool		152,997	3.500		1/1/2046	164,600
Fannie Mae Pool		237,364	4.000		4/1/2046	256,473
Fannie Mae Pool		377,153	4.000		4/1/2048	403,101
Fannie Mae Pool		171,587	3.000		9/1/2049	181,460
Fannie Mae Pool		469,238	3.500		10/1/2049	495,994
Fannie Mae Pool		229,782	3.000		1/1/2050	243,003
Fannie Mae Pool		544,712	3.000		1/1/2050	576,054
Freddie Mac Gold Pool		146,165	5.000		12/1/2035	167,393
Freddie Mac Gold Pool		22,511	5.500		10/1/2039	25,751
						3,219,298
U.S. TREASURY OBLIGATIONS - 11.9%
United States Treasury Bond ^		590,000	3.000		8/15/2048	832,292
United States Treasury Bond ^		1,100,000	2.875		5/15/2049	1,527,969
United States Treasury Bond ^		1,260,000	2.000		2/15/2050	1,486,849
United States Treasury Note		480,000	2.875		8/15/2028	569,663
United States Treasury Note ^		160,000	2.625		2/15/2029	187,931
United States Treasury Note		660,000	2.250		3/31/2021	672,800
United States Treasury Note ^		605,000	2.000		2/15/2025	652,360
						5,929,864

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $8,410,949)						9,149,162

BANK LOANS - 5.4%
AEROSPACE - 0.3%
AI Convoy Luxembourg Sarl Facility B	1 Month LIBOR + 3.500%	95,000	4.251	+	1/20/2027	90,329
TransDigm, Inc. New Tranche E Term Loan	1 Month LIBOR + 2.500%	49,248	2.688	+	5/30/2025	43,434
						133,763
AIRLINES - 0.2%
American Airlines, Inc. 2018 Replacement Term Loan	3 Month LIBOR + 1.750%	105,000	2.320	+	6/27/2025	75,075

AUTO MANUFACTURERS - 0.2%
Navistar, Inc. Tranche B Term Loan	3 Month LIBOR + 3.500%	88,425	4.531	+	10/31/2026	80,757

AUTO PARTS & EQUIPMENT - 0.2%
Clarios Global LP Initial Dollar Term Loan (First Lien)	3 Month LIBOR + 3.500%	64,675	3.938	+	3/18/2026	58,822
Cooper-Standard Automotive, Inc. Additional Term B-1 Loan	3 Month LIBOR + 2.000%	69,322	2.750	+	11/2/2023	51,992
						110,814
BUILDING MATERIALS - 0.3%
AZEK Co LLC/The New Term Loan	3 Month LIBOR + 3.750%	69,033	5.125	+	5/4/2024	63,148
Ingersoll-Rand Services Co. 2020 Spinco Tranche B-1 Dollar Term Loan	1 Month LIBOR + 1.750%	10,000	2.732	+	2/28/2027	9,546
Summit Materials LLC New Term Loan	3 Month LIBOR + 2.000%	98,489	2.438	+	11/10/2024	93,638
						166,332
CHEMICALS - 0.1%
HB Fuller Co. Commitment	3 Month LIBOR + 2.000%	50,000	2.751	+	10/20/2024	48,238

COMMERCIAL SERVICES - 0.2%
CHG Healthcare Services, Inc. New Term Loan (2017) (First Lien)	3 Month LIBOR + 3.000%	77,215	4.375	+	6/7/2023	73,527

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 5.4% (Continued)
DISTRIBUTION/WHOLESALE- 0.2%
American Builders & Contractors Supply Co., Inc. Restatement Effective Date Term Loan	1 Month LIBOR + 2.000%	$104,475	2.438	+	1/15/2027	$98,413

ELECTRIC - 0.3%
APLP Holdings LP Term Loan (2020)	1 Month LIBOR + 2.500%	56,842	3.500	+	4/19/2025	54,808
Calpine Corp. Term Loan (2019)	1 Month LIBOR + 2.250%	99,250	2.688	+	4/1/2026	95,962
						150,770
ENGINEERING & CONSTRUCTION - 0.0%
Atlantic Aviation FBO, Inc. Term Loan	3 Month LIBOR + 3.750%	14,813	4.188	+	11/30/2025	13,418

FOOD SERVICE - 0.2%
Aramark Services, Inc. U.S. Term B-4 Loan	1 Month LIBOR + 1.750%	25,000	2.614	+	12/10/2026	23,563
TKC Holdings, Inc. Initial Term Loan (First Lien)	3 Month LIBOR + 3.750%	81,855	4.750	+	2/1/2023	75,275
						98,838
HEALTHCARE - SERVICES - 0.5%
Catalent Pharma Solutions, Inc. Dollar Term B-2 Loan	3 Month LIBOR + 2.250%	50,000	3.942	+	5/10/2026	49,229
Iqvia, Inc. Term B-3 Dollar Loan	3 Month LIBOR + 1.750%	108,075	3.125	+	6/8/2025	104,157
LifePoint Health, Inc. Term B Loan (First Lien)	1 Month LIBOR + 3.750%	102,732	4.188	+	11/16/2025	95,655
Select Medical Corp. Tranche B Term Loan	3 Month LIBOR + 2.500%	14,981	3.125	+	3/6/2025	14,337
						263,378
HOUSEHOLD PRODUCTS - 0.2%
KIK Custom Products, Inc. Initial Loan	3 Month LIBOR + 4.000%	108,120	5.000	+	5/15/2023	97,518
Reynolds Consumer Products LLC Initial Term Loan	1 Month LIBOR + 1.750%	15,000	2.237	+	1/30/2027	14,517
						112,035
INSURANCE - 0.2%
Sedgwick Claims Management Services, Inc. Initial Term Loan	3 Month LIBOR + 3.250%	103,935	3.688	+	11/5/2025	96,270

INTERNET- 0.1%
Pug LLC USD Term B Loan	1 Month LIBOR + 3.500%	65,000	3.987	+	12/31/2049	53,733

LODGING - 0.1%
Station Casinos LLC Term B-1 Facility Loan	1 Month LIBOR + 2.250%	39,739	2.737	+	1/31/2027	35,288

MACHINERY CONSTRUCTION & MINING - 0.2%
Brookfield WEC Holdings, Inc. Initial Term Loan (2020)	1 Month LIBOR + 3.000%	118,699	3.750	+	8/1/2025	113,001

MACHINERY DIVERSIFIED - 0.1%
Star US Bidco LLC Initial Term Loan	1 Month LIBOR + 4.250%	75,000	5.250	+	3/3/2027	60,188

MEDIA / TELECOMMUNICATIONS - 0.2%
Nexstar Broadcasting, Inc. Term B-4 Loan	1 Month LIBOR + 2.750%	81,653	3.739	+	9/18/2026	77,175
Ziggo BV Term Loan I Facility	3 Month LIBOR + 2.500%	20,000	3.314	+	4/30/2028	18,825
						96,000
OIL & GAS - 0.1%
CITGO Petroleum Corp. 2019 Incremental Term B Loan	3 Month LIBOR + 5.000%	64,350	6.000	+	3/27/2024	57,915

PACKAGING & CONTAINERS - 0.1%
Berry Global, Inc. Term Y Loan	1 Month LIBOR + 2.000%	54,588	2.829	+	5/17/2026	52,323

PHARMACEUTICALS - 0.1%
Bausch Health Americas, Inc. Initial Term Loan	3 Month LIBOR + 3.000%	8,250	3.751	+	6/1/2025	8,002
Bausch Health Americas, Inc. First Incremental Term Loan	3 Month LIBOR + 2.750%	25,500	3.501	+	6/1/2025	24,600
						32,602
PIPELINES - 0.0%
Buckeye Partners LP Initial Term Loan	1 Month LIBOR + 3.000%	25,000	3.743	+	10/16/2026	23,578

REGIONAL - 0.2%
Seminole Tribe of Florida, Inc. 2018 Replacement Term B Loan	3 Month LIBOR + 1.750%	93,184	2.188	+	7/6/2024	88,758

SOFTWARE - 0.4%
Boxer Parent Co, Inc. Initial Dollar Term Loan	3 Month LIBOR + 4.250%	43,952	4.688	+	6/28/2025	38,184
Dun & Bradstreet Corp/The Initial Dollar Term Loan	1 Month LIBOR + 4.000%	95,000	4.570	+	2/1/2026	89,347
Kronos Inc/MA Incremental Term Loan (First Lien)	3 Month LIBOR + 3.000%	78,400	4.763	+	11/1/2023	76,052
						203,583
TELECOMMUNICATIONS - 0.7%
CenturyLink, Inc. Term B Loan	1 Month LIBOR + 2.500%	44,888	2.737	+	3/15/2027	42,646
CommScope, Inc. Initial Term Loan	3 Month LIBOR + 3.250%	39,800	3.688	+	2/7/2026	37,746
Consolidated Communications, Inc. Initial Term Loan	3 Month LIBOR + 3.000%	44,884	4.000	+	10/5/2023	40,097

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 5.4% (Continued)
TELECOMMUNICATIONS - 0.7%
Telenet Financing USD LLC Term Loan AR Facility	6 Month LIBOR + 2.000%	$110,000	2.814	+	4/30/2028	$105,188
T-Mobile USA, Inc. Term Loan	1 Month LIBOR + 3.000%	70,000	3.370	+	4/1/2027	69,639
Zayo Group Holdings, Inc. Initial Dollar Term Loan	1 Month LIBOR + 3.000%	85,000	3.921	+	2/21/2027	80,104
						375,420

TOTAL BANK LOANS - (Cost - $2,917,650)						2,714,017

		Shares
EXCHANGE TRADED FUNDS - 0.5%
iShares iBoxx High Yield Corporate Bond ETF		635				51,073
SPDR Bloomberg Barclays High Yield Bond ETF		2,094				207,369
TOTAL EXCHANGE TRADED FUNDS (Cost - $260,623)						258,442

SHORT- TERM INVESTMENT - 0.9%
MONEY MARKET - 0.9%
Fidelity Investments Money Market Fund - Class I		456,163	0.160	+		456,163
TOTAL SHORT-TERM INVESTMENT (Cost - $456,163)

COLLATERAL FOR SECURITIES LOANED - 10.9%
Mount Vernon Prime Portfolio #		5,450,279	0.480	+		5,450,279
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $5,450,279)

TOTAL INVESTMENTS - 107.4% (Cost - $53,409,886)						$53,651,796
LIABILITIES IN EXCESS OF OTHER ASSETS - (7.4)%						(3,712,676)
NET ASSETS - 100.0%						$49,939,120

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REITS - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

^	All or a portion of these securities are on loan. Total loaned securities had a value of $5,315,151 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

++	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $18,138,718 or 36.32% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2020.

Portfolio Composition * - (Unaudited)
Corporate Bonds & Notes	60.0%	Exchange Traded Funds	0.5%
U.S. Government & Agencies	17.0%	Foreign Government Bonds	0.1%
Municipal	6.3%	Others **	11.0%
Bank Loans	5.1%	Total	100.0%

*	Based on total value of investments as of April 30, 2020.

**	Includes collateral for securities loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Since the start of the fiscal year, the 10-year U.S. Treasury yield has been in a general decline. After declining 17 basis points during the first fiscal quarter, the Fed’s actions in the second fiscal quarter to help maintain liquidity and support the economy amidst the virus-caused shutdowns saw the yield plummet another 90 basis points. Therefore, the already weakened demand for instruments such as bank loans did not receive any new tailwinds. Traditional high- yield bonds, as measured by the BofA Merrill Lynch High- Yield Bond Index, decreased 7.6 percent during the six-month period, and bank loans, as measured by the Credit Suisse Leveraged Loan Index, decreased 7.5 percent. As high- yield bonds saw yields surge 201 basis points, 3-month LIBOR dropped 134 basis points, impacting the overall yield offered in bank loans. Therefore, the semi-annual period ended with bank loans yielding 55 basis points less than traditional high- yield bonds, slightly wider than at the beginning of the fiscal year despite having a nearly identical return.

Portfolio Review

The Sub- Adviser has consistently maintained a slightly more defensive stance relative to the benchmark index, which generally benefitted the Fund on a relative basis heading into the most dire days and weeks of the crisis. This same positioning generally detracted during April’s rally, as the lowest credit quality loans generally outpaced higher-rated loans. The Fund had an overweight position in the auto industry, as well as gaming and leisure, which were initial drags on the Fund in the heat of the crisis. These industry-level overweights relative to the benchmark index were partially offset by underweights to the energy and retail industries. Despite the strong rally in the energy industry as well as lower-rated bank loans, the Sub-Adviser is cautious about what it believes will be an aggressive downgrade schedule. Specifically, it believes that the primary credit rating agencies will seek to make downgrades more quickly, so as to avoid some of the criticism they received during the Global Financial Crisis when downgrades appeared to be slow despite crumbling fundamentals. The average duration of the bank loans in the Fund ended April at 0.44 years, which is slightly higher than the 0.35 years at the beginning of the fiscal year. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

During the semi-annual period, very few holdings in the Fund that were held since the start of the fiscal year experienced positive returns. Those positive performing holdings included the One Call Corp. bond maturing in 2024 (682322AE2) (holding weight*: 0.32 percent), a health care services provider, and the Bausch Health Companies Inc. bond maturing in 2025 (91911KAN2) (holding weight*: 0.28 percent), a drug developer primarily focused on central nervous system disorders and gastrointestinal diseases. During the six-month period, the One Call Corp. bond and the Bausch Health bond, returned 1.1 percent and 2.1 percent, respectively. Although it was not positive across the entire six-month period, the bank loan of TKC Holdings Inc. (BL2726547) (holding weight*: 0.38 percent), a food and personal care products provider, declined only 2.6 percent. TKC Holdings was also one of the few positive bank loan performers in the second fiscal quarter, as its increased 0.1 percent during the three- month period. While not unscathed during the tumultuous months of February and March, these holdings appreciated primarily due to their respective industry exposures and corresponding lack of impact directly from the virus and related global shutdown. For example, One Call Corp. and Bausch Health were in the less affected segments of the healthcare and pharmaceutical industries, while TKC Holdings’ food distribution was in high demand throughout the shutdown.

As the vast majority of bank loans were adversely affected during the broad declines experienced in the latter months of the semi-annual period, some of the largest holdings that the Sub-Adviser retained despite the steep decline in March included the Charter Communications bank loan maturing in 2027 (BL3196914) (holding weight*: 1.29 percent), a cable broadcasting and internet services provider, the Ineos U.S. Finance LLC bank loan maturing in 2024 (BL2552414) (holding weight*: 1.30 percent), a chemical manufacturer, and the Kronos, Inc. bank loan maturing in 2023 (BL2654699) (holding weight*: 1.30 percent), a workforce management solutions provider. During the six-month period, including the months when most of the carnage was experienced, the Charter Communications, Ineos U.S. Finance, and Kronos bank loan prices depreciated 4.0 percent, 4.2 percent, and 2.9 percent, respectively. While not necessarily the largest positions, two of the greatest overall detractors from performance, when considering both holding size in the Fund as well as the magnitude of the decline, during the semi-annual period were the Univision Communications Inc. bank loan maturing in 2024 (BL2380501) (holding weight*: 1.18 percent), a Spanish language broadcasting company, and the Golden Nugget LLC bank loan maturing in 2023 (BL3294289) (holding weight*: 0.71 percent), a casino owner/operator. Since the start of the fiscal year, the Univision Communications bank loan depreciated 8.6 percent while the Golden Nugget LLC bank loan declined 18.5 percent since it was purchased at the end of January.

During the broad sell-off, the Sub-Adviser added new holdings as it attempted to reduce the exposures to holdings it believed were less likely to recover from the global shutdown. Some of the larger holdings that were added to the Fund included the AlixPartners LLP. bank loan maturing in 2024 (BL3287630) (holding weight*: 0.70 percent), a financial advisory and global consulting firm, the T-Mobile USA Inc. bank loan maturing in 2027 (BL2694554) (holding weight*: 0.67 percent), one of the four national wireless carries in the United States, and the SS&C Technologies, Inc. bank loan maturing in 2025 (BL3291848) (holding weight*: 0.60 percent), a financial software solutions developer.

Sub-Adviser Outlook

At the beginning of the fiscal year, the Sub-Adviser believed that default rates may continue to inch upward during 2020, but given the effects of the shutdown, the Sub-Adviser anticipates the rate of defaults to spike. As some companies have already missed payments, the Sub-Adviser is cautious about being lured into depressed bank loan prices where a recovery or rebound may have an even lower chance of coming to fruition. Therefore, the Sub-Adviser has been more selective in the individual issuers that it considers for holdings within the Fund. This approach of being cautious and selective is not a new mantra for the Sub-Adviser.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(11/1/13)
Class N	(7.70)%	(7.61)%	0.79%	1.12%
Class C	(8.05)%	(8.22)%	0.06%	0.37%
Class A with load of 4.50%	(11.87)%	(11.90)%	(0.37)%	0.16%
Class A without load	(7.72)%	(7.75)%	0.56%	0.87%
Credit Suisse Leveraged Loan Total Return Index	(7.50)%	(7.11)%	1.88%	2.39%
Morningstar Bank Loan Category	(7.48)%	(7.38)%	1.07%	1.48%

(a)	Total Returns are calculated based on traded NAVs.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating- rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.02% for Class N, 1.77% for Class C and 1.27% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 90.2%
BASIC MATERIALS - 3.7%
Acuity Specialty Products, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	$273,000	5.375	+	8/12/2024	$206,542
Ascend Performance Materials Operations LLC, Initial Term Loan	LIBOR + 5.250%	223,875	6.625	+	8/28/2026	205,965
Covia Holdings Corp., Initial Term Loan	LIBOR + 4.000%	460,531	5.373	+	5/31/2025	218,552
Diamond BV, Initial USD Term Loan	LIBOR + 3.000%	928,715	5.840	+	9/06/2024	802,470
Element Solutions, Inc., Tranche B-1 Term Loan	LIBOR + 2.000%	725,840	2.438	+	1/30/2026	698,621
H.B. Fuller Co., Commitment Loan	LIBOR + 2.000%	579,994	2.751	+	10/20/2024	559,549
Hexion, Inc., USD Term Loan	LIBOR + 3.500%	570,688	4.950	+	6/30/2026	547,951
Ineos US Finance LLC, New 2024 Dollar Term Loan	LIBOR + 2.000%	2,281,800	2.438	+	3/31/2024	2,167,858
Innophos Holdings, Inc., Initial Term Loan	LIBOR + 3.750%	445,000	4.671	+	2/04/2027	424,975
						5,832,483
COMMUNICATIONS - 17.2%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	384,220	4.625	+	7/24/2021	331,870
Altice France SA, USD TLB-13 Incremental Term Loan	LIBOR + 4.000%	231,475	4.829	+	8/14/2026	216,821
CenturyLink, Inc., Term B Loan	LIBOR + 2.250%	733,163	2.737	+	3/16/2027	696,552
Charter Communications Operating LLC, Term B-2 Loan	LIBOR + 1.750%	2,233,787	2.188	+	1/31/2027	2,155,605
Clear Channel Outdoor Holdings, Inc., Term B Loan	LIBOR + 3.500%	572,125	4.340	+	8/20/2026	499,894
Consolidated Communications, Inc., Initial Term Loan	LIBOR + 3.000%	879,282	4.000	+	10/04/2023	785,489
CSC Holdings LLC, March 2017 Refinancing Term Loan	LIBOR + 2.250%	1,738,378	3.064	+	7/16/2025	1,669,251
CSC Holdings LLC, October 2018 Incremental Term Loan	LIBOR + 2.250%	375,250	3.064	+	1/16/2026	359,067
Diamond Sports Group LLC, Term Loan	LIBOR + 3.250%	905,450	3.875	+	8/24/2026	745,018
Frontier Communications Corp., Term B-1 Loan	LIBOR + 3.750%	415,000	5.363	+	6/16/2024	405,700
Hoya Midco LLC., Initial Term Loan (First Lien)	LIBOR + 3.500%	651,841	4.875	+	6/28/2024	473,888
iHeart Communications, Inc., Escrow Bond #		1,605,000	—		5/01/2023	—
iHeart Communications, Inc., New Term Loan	LIBOR + 3.000%	1,437,038	3.487	+	4/30/2026	1,296,926
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan	LIBOR + 3.750%	660,000	6.000	+	11/28/2023	650,466
Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan	LIBOR + 6.625%	354,000	6.625	+	1/02/2024	354,497
Level 3 Financing, Inc., Tranche B 2027 Term Loan	LIBOR + 1.750%	1,936,567	2.188	+	2/28/2027	1,861,119
Mcgraw-Hill Global Education Holdings LLC, Term B Loan (First Lien)	LIBOR + 4.000%	957,270	5.375	+	5/04/2022	782,568
Mediacom Illinois LLC, Tranche N Term Loan	LIBOR + 1.750%	750,000	1.891	+	2/16/2024	724,219
Meredith Corp., Tranche B-2 Term Loan	LIBOR + 2.500%	520,864	3.341	+	2/01/2025	482,450
Nexstar Broadcasting, Inc., Term B-4 Loan	LIBOR + 2.750%	1,001,175	3.739	+	9/18/2026	946,266
Numericable US LLC, USD TLB-11 Term Loan	LIBOR + 2.750%	632,125	3.188	+	8/01/2025	582,345
Numericable US LLC, USD TLB-12 Term Loan	LIBOR + 3.688%	779,937	4.502	+	2/01/2026	726,570
Plantronics, Inc., Initial Term B Loan	LIBOR + 2.500%	385,000	4.080	+	7/02/2025	319,219
Pug LLC, USD Term B Loan	LIBOR + 3.500%	748,125	3.987	+	2/01/2027	618,449
Red Ventures LLC, Term B-2 Loan (First Lien)	LIBOR + 2.500%	223,282	2.938	+	11/08/2024	207,582
Rodan & Fields LLC, Closing Date Term Loan	LIBOR + 4.000%	633,713	4.818	+	6/16/2025	315,272
SBA Senior Finance II LLC, Initial Term Loan	LIBOR + 1.750%	1,139,243	2.188	+	4/12/2025	1,104,826
Sinclair Television Group, Inc., Tranche B Term Loan	LIBOR + 2.250%	1,007,370	2.688	+	1/04/2024	946,298
Telenet Financing USD LLC., Term Loan AR Facility	LIBOR + 2.000%	705,000	2.814	+	4/30/2028	674,156
Telesat Canada, Term B-5 Loan	LIBOR + 2.750%	815,000	3.188	+	12/08/2026	772,213
T-Mobile USA, Inc., Term Loan	LIBOR + 3.000%	1,120,000	3.370	+	--	1,114,232
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan	LIBOR + 2.750%	2,226,953	3.750	+	3/16/2024	1,969,985
Virgin Media Bristol LLC, N Facility	LIBOR + 2.500%	690,000	3.314	+	2/01/2028	656,535
West Corporation, Initial Term B Loan	LIBOR + 4.000%	440,014	5.375	+	10/10/2024	347,914
West Corporation, Incremental Term B-1 Loan	LIBOR + 3.500%	246,250	4.875	+	10/10/2024	193,426
Zayo Group Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.000%	550,000	3.921	+	3/08/2027	518,323
Ziggo Financing Partnership, Term Loan I Facility	LIBOR + 2.500%	475,000	3.314	+	4/30/2028	447,094
						26,952,105

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 90.2% (Continued)
CONSUMER, CYCLICAL - 13.1%
Accuride Corp., 2017 Refinancing Term Loan	LIBOR + 5.250%	$446,249	6.625	+	11/16/2023	$194,864
Affinity Gaming, Initial Term Loan	LIBOR + 3.250%	354,499	4.250	+	6/30/2023	240,299
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	85,440	2.441	+	4/28/2023	66,826
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	484,564	2.814	+	12/16/2023	380,603
American Airlines, Inc., 2018 Replacement Term Loan	LIBOR + 1.750%	422,358	2.320	+	6/28/2025	301,986
American Axle & Manufacturing, Inc., Tranche B Term Loan	LIBOR + 2.250%	505,482	3.000	+	4/06/2024	440,085
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan	LIBOR + 2.000%	1,103,527	2.438	+	1/16/2027	1,039,501
Aramark Intermediate HoldCo Corp., U.S. Term B-2 Loan	LIBOR + 1.750%	195,169	2.188	+	3/28/2024	186,041
Aramark Intermediate HoldCo Corp., U.S. Term B-3 Loan	LIBOR + 1.750%	1,357,024	2.188	+	3/12/2025	1,279,205
Aristocrat Leisure Ltd., Term B-3 Loan	LIBOR + 1.750%	1,368,045	2.885	+	10/20/2024	1,302,905
Bass Pro Group LLC, Initial Term Loan	LIBOR + 5.000%	924,224	6.375	+	9/24/2024	784,435
Carlisle FoodService Products, Inc., Initial Term Loan (First Lien)	LIBOR + 3.000%	549,599	4.000	+	3/20/2025	450,671
CDS US Intermediate Holdings, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	617,586	5.125	+	7/08/2022	293,480
CEOC LLC, Term B Loan	LIBOR + 2.000%	1,147,329	2.438	+	10/08/2024	1,113,632
CityCenter Holdings LLC, Term B Loan	LIBOR + 2.250%	771,868	3.000	+	4/18/2024	686,048
Cooper-Standard Automotive, Inc., Additional Term B-1 Loan	LIBOR + 2.000%	438,624	2.750	+	11/02/2023	328,968
DexKo Global, Inc., Replacement U.S. Dollar Term B Loan (First Lien)	LIBOR + 3.500%	509,267	4.500	+	7/24/2024	442,746
Eldorado Resorts, Inc., Term Loan	LIBOR + 2.250%	403,182	3.302	+	4/16/2024	385,355
Gateway Casinos & Entertainment Ltd., Initial Term Loan	LIBOR + 3.000%	496,163	4.375	+	11/30/2023	322,506
Golden Nugget, Inc., Initial B Term Loan	LIBOR + 2.500%	1,455,325	3.418	+	10/04/2023	1,184,460
Isagenix International LLC, Senior Lien Term Loan	LIBOR + 5.750%	537,814	6.982	+	6/14/2025	200,559
Kestrel Bidco, Inc., Term Loan	LIBOR + 3.000%	778,050	4.000	+	12/12/2026	638,184
Libbey Glass, Inc., Initial Loan	LIBOR + 3.000%	548,797	3.921	+	4/08/2021	267,050
Michaels Stores, Inc., 2018 New Replacement Term B Loan	LIBOR + 2.500%	882,996	3.635	+	1/30/2023	733,660
Navistar, Inc., Tranche B Term Loan	LIBOR + 3.500%	921,200	4.251	+	11/06/2024	841,318
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan	LIBOR + 6.000%	990,138	7.500	+	10/24/2023	381,555
Panther BF Aggregator 2 LP, Initial Dollar Term Loan (First Lien)	LIBOR + 3.500%	850,251	3.938	+	4/30/2026	773,303
PCI Gaming Authority, Term B Facility Loan	LIBOR + 2.500%	566,484	2.938	+	5/28/2026	529,611
Scientific Games International, Inc., Initial Term B-5 Loan	LIBOR + 2.750%	785,406	3.511	+	8/14/2024	653,744
Serta Simmons Bedding LLC, Initial Term Loan (First Lien)	LIBOR + 3.500%	296,055	4.614	+	11/08/2023	136,185
Siteone Landscape Supply LLC, Tranche E Term Loan	LIBOR + 2.750%	685,533	3.750	+	10/28/2024	651,257
Stars Group Holdings BV, USD Term Loan	LIBOR + 3.500%	795,216	4.875	+	7/10/2025	793,228
Station Casinos LLC, Term B-1 Facility Loan	LIBOR + 2.250%	447,065	2.737	+	2/01/2027	396,987
Tenneco, Inc., Tranche B Term Loan	LIBOR + 3.000%	785,063	3.438	+	9/30/2025	615,948
TI Group Automotive Systems LLC, Initial US Term Loan	LIBOR + 2.500%	356,576	3.250	+	6/30/2022	331,616
TKC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	698,206	4.750	+	1/31/2023	642,077
UFC Holdings LLC, Term Loan (First Lien)	LIBOR + 3.250%	561,101	4.250	+	4/28/2026	530,241
						20,541,139
CONSUMER, NON-CYCLICAL - 23.5%
21st Century Oncology, Inc., Tranche B Term Loan	LIBOR + 6.125%	1,043,313	7.125	+	1/16/2023	1,025,926
Accelerated Health Systems LLC, Initial Term Loan	LIBOR + 3.500%	459,188	4.329	+	11/01/2025	399,493
Advanz Pharma Corp., Initial Dollar Term Loan	LIBOR + 5.500%	88,270	6.732	+	9/06/2024	77,071
AHP Health Partners, Inc., Term Loan	LIBOR + 4.500%	565,437	5.500	+	6/30/2025	529,156
AlixPartners LLP, 2017 Refinancing Term Loan	LIBOR + 2.500%	1,215,602	3.500	+	4/04/2024	1,177,110
Avantor Funding, Inc., Initial B-3 Dollar Term Loan	LIBOR + 2.250%	630,004	3.250	+	11/20/2024	620,554
Bausch Health Companies, Inc., Initial Term Loan	LIBOR + 3.000%	1,037,732	3.751	+	6/02/2025	1,006,600
Bausch Health Companies, Inc., First Incremental Term Loan	LIBOR + 2.750%	182,750	3.501	+	11/28/2025	176,297
Catalent Pharma Solutions, Inc., Dollar Term B-2 Loan	LIBOR + 2.250%	735,000	3.942	+	5/16/2026	723,666
Change Healthcare Holdings, Inc., Closing Date Term Loan	LIBOR + 2.500%	5,191	4.145	+	2/29/2024	5,017
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien)	LIBOR + 3.000%	361,031	4.375	+	6/08/2023	343,786
CHG PPC Parent LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	579,675	3.188	+	4/01/2025	539,098
Chobani LLC, New Term Loan (First Lien)	LIBOR + 3.500%	1,183,782	4.500	+	10/10/2023	1,135,283
CPI Acquisition, Inc., Term Loan (First Lien)	LIBOR + 4.500%	1,013,336	5.887	+	8/16/2022	671,974
CPI Holdco LLC, Closing Date Term Loan (First Lien)	LIBOR + 4.250%	225,000	5.625	+	11/04/2026	217,406

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 90.2% (Continued)
CONSUMER, NON-CYCLICAL - 23.5% (Continued)
Dole Food Company, Inc., Tranche B Term Loan	LIBOR + 2.750%	$1,192,417	3.750	+	4/04/2024	$1,152,054
Elanco Animal Health, Inc., Term Loan B	LIBOR + 1.750%	790,000	2.766	+	2/04/2027	765,806
Endo Luxembourg Finance Company I SARL, Initial Term Loan	LIBOR + 4.250%	1,023	6.044	+	4/28/2024	938
Envision Healthcare Corp., Initial Term Loan	LIBOR + 3.750%	1,117,184	4.188	+	10/10/2025	774,812
eResearchTechnology, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	455,000	4.938	+	11/20/2026	430,828
Froneri International Ltd., Facility B2 (First Lien)	LIBOR + 2.250%	760,000	2.737	+	1/30/2027	707,435
Gentiva Health Services, Inc., Term B Loan (First Lien)	LIBOR + 3.250%	293,514	3.688	+	7/02/2025	278,104
Greatbatch Ltd., New Term B Loan (2019)	LIBOR + 2.500%	546,865	3.500	+	10/28/2022	535,843
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien)	LIBOR + 3.500%	249,264	4.875	+	6/28/2024	218,106
Heartland Dental LLC, Initial Term Loan	LIBOR + 3.500%	613,878	4.441	+	4/30/2025	514,430
Herbalife Nutrition Ltd., Term Loan B	LIBOR + 2.750%	550,000	3.188	+	8/18/2025	515,969
H-Food Holdings LLC, Initial Term Loan	LIBOR + 3.688%	1,030,650	4.125	+	5/24/2025	955,010
Hostess Brands LLC, 2019 Refinancing Term B Loan (First Lien)	LIBOR + 2.250%	911,521	3.066	+	8/04/2025	879,194
Iqvia, Inc., Term B-1 Dollar Loan	LIBOR + 1.750%	144,019	2.188	+	3/08/2024	139,302
Iqvia, Inc., Incremental Term B-2 Dollar Loan	LIBOR + 1.750%	73,125	2.188	+	1/16/2025	70,474
Iqvia, Inc., Term B-3 Dollar Loan	LIBOR + 1.750%	1,132,845	3.125	+	6/12/2025	1,091,779
Jaguar Holding Company I LLC, 2018 Term Loan	LIBOR + 2.500%	1,143,312	3.500	+	8/18/2022	1,124,088
JBS USA Lux S.A., New Term Loan	LIBOR + 2.000%	993,384	3.375	+	4/30/2026	963,354
Kronos Acquisition Intermediate, Inc., Initial Loan	LIBOR + 4.000%	1,486,837	5.000	+	5/16/2023	1,341,038
LifePoint Health, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	1,031,246	4.188	+	11/16/2025	960,203
Milk Specialties Company, New Term Loan	LIBOR + 4.000%	524,979	5.000	+	8/16/2023	480,356
NAB Holdings LLC, 2018 Refinancing Term Loan	LIBOR + 3.000%	957,471	4.375	+	6/30/2024	859,331
National Mentor Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	270,872	4.952	+	3/08/2026	257,669
National Mentor Holdings, Inc., Initial Term C Loan (First Lien)	LIBOR + 4.250%	12,302	5.625	+	3/08/2026	11,702
One Call Corp., Extended Term Loan (First Lien)	LIBOR + 5.250%	253,135	6.954	+	11/28/2022	215,324
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan	LIBOR + 3.250%	791,150	4.243	+	6/30/2025	708,080
Parexel International Corp., Initial Term Loan	LIBOR + 2.750%	865,405	3.188	+	9/28/2024	797,406
Parfums Holding Co., Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	616,601	5.863	+	6/30/2024	545,615
PetVet Care Centers LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	891,550	3.188	+	2/14/2025	812,425
PetVet Care Centers LLC, 2018 Term Loan (First Lien)	LIBOR + 3.250%	63,173	4.984	+	2/14/2025	57,092
Phoenix Guarantor, Inc., Tranche B-1 Term Loan (First Lien)	LIBOR + 3.250%	538,989	4.079	+	3/04/2026	504,494
Refinitiv US Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.250%	1,340,000	3.688	+	9/30/2025	1,314,460
Revlon Consumer Products Corp., Initial Term B Loan	LIBOR + 3.500%	1,667	5.409	+	9/08/2023	710
Reynolds Consumer Products LLC, Initial Term Loan	LIBOR + 1.750%	1,110,000	2.237	+	2/04/2027	1,074,269
Select Medical Corp., Tranche B Term Loan	LIBOR + 2.500%	632,966	3.125	+	3/06/2025	605,767
Shearer’s Foods LLC, Refinancing Term Loan (First Lien)	LIBOR + 4.250%	981,278	5.250	+	4/01/2022	951,633
Sigma Holdco BV, Facility B2	LIBOR + 3.000%	847,977	4.433	+	7/02/2025	807,168
Sotera Health Holdings LLC, Initial Term Loan (First Lien)	LIBOR + 4.500%	955,000	4.938	+	11/22/2026	921,933
St. George’s University Scholastic Services LLC, Term Loan	LIBOR + 3.250%	804,176	3.688	+	7/16/2025	761,957
Surgery Center Holdings, Inc., Initial Term Loan	LIBOR + 3.250%	816,286	4.250	+	9/04/2024	732,616
Surgery Center Holdings, Inc., 2020 Incremental Term Loan	LIBOR + 8.000%	85,000	9.000	+	9/04/2024	85,425
Trans Union LLC, 2019 Replacement Term B-5 Loan	LIBOR + 1.750%	1,233,651	2.188	+	11/16/2026	1,188,931
Viant Medical Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	451,668	5.125	+	7/02/2025	338,751
WEX, Inc., Term B-3 Loan	LIBOR + 2.250%	872,444	2.688	+	5/16/2026	828,168
						36,928,486
ENERGY - 1.2%
California Resources Corp., Initial Loan	LIBOR + 4.750%	405,000	6.363	+	1/01/2023	99,336
CITGO Holding, Inc., Term Loan	LIBOR + 7.000%	144,275	8.000	+	7/31/2023	122,273
CITGO Petroleum Corp., 2019 Incremental Term B Loan	LIBOR + 5.000%	689,974	6.000	+	3/28/2024	620,977
Fieldwood Energy LLC, Closing Date Loan (First Lien)	LIBOR + 5.250%	605,554	6.250	+	4/12/2022	142,811
Gavilan Resources LLC, Initial Term Loan (Second Lien)	LIBOR + 6.000%	490,000	7.000	+	2/29/2024	48,388
McDermott Technology, Inc., Term Facility (Superpriority DIP)	LIBOR + 9.000%	165,746	9.667	+	10/20/2020	158,454
Medallion Midland Acquisition LLC, Initial Term Loan	LIBOR + 3.250%	655,572	4.250	+	10/30/2024	468,734
Paragon Offshore Finance Co., Term Loan	LIBOR + 2.750%	1,153	—	+	7/18/2021	—
Traverse Midstream Partners LLC, Advance	LIBOR + 4.000%	372,939	5.000	+	9/28/2024	284,899
						1,945,872

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 90.2% (Continued)
FINANCIAL - 4.6%
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan	LIBOR + 3.000%	$511,090	3.438	+	8/04/2022	$494,352
Asurion LLC, Replacement B-6 Term Loan	LIBOR + 3.000%	320,544	3.438	+	11/04/2023	307,522
Asurion LLC, New B-7 Term Loan	LIBOR + 3.000%	383,175	3.438	+	11/04/2024	367,267
Asurion LLC, Second Lien Replacement B-2 Term Loan	LIBOR + 6.500%	427,456	6.938	+	8/04/2025	414,632
Blackhawk Network Holdings, Inc., Term Loan (First Lien)	LIBOR + 2.750%	861,915	3.188	+	6/16/2025	744,018
Deerfield Dakota Holding LLC, Initial Dollar Term Loan (First Lien)	LIBOR + 3.750%	765,000	4.766	+	3/06/2027	736,313
Ellie Mae, Inc., Term Loan (First Lien)	LIBOR + 3.750%	1,039,775	5.125	+	4/16/2026	989,086
iStar, Inc., Loan	LIBOR + 2.750%	208,813	3.672	+	6/28/2023	195,240
Pl UK Holdco II Ltd., Facility B1	LIBOR + 3.250%	1,652,971	4.625	+	1/04/2025	1,495,170
Sedgwick Claims Management Services, Inc., Initial Term Loan	LIBOR + 3.250%	1,352,875	3.688	+	1/01/2026	1,253,100
Sedgwick Claims Management Services, Inc., 2019 Term Loan	LIBOR + 4.000%	193,537	4.941	+	9/04/2026	182,227
						7,178,927
INDUSTRIALS - 16.2%
Al Convoy SARL, Facility B (USD)	LIBOR + 3.500%	585,000	4.251	+	1/20/2027	556,238
Anchor Glass Container Corp., July 2017 Additional Term Loan (First Lien)	LIBOR + 2.750%	688,718	4.123	+	12/08/2023	461,658
Anchor Glass Container Corp., Term Loan (Second Lien)	LIBOR + 7.750%	244,000	9.123	+	12/08/2024	99,857
Atlantic Aviation FBO, Inc., Term Loan	LIBOR + 3.750%	128,375	4.188	+	12/06/2025	116,287
Berlin Packaging LLC, Initial Term Loan (First Lien)	LIBOR + 3.000%	909,588	5.746	+	11/08/2025	831,513
Berry Global, Inc., Term W Loan	LIBOR + 2.000%	308,192	2.829	+	9/30/2022	301,621
Berry Global, Inc., Term X Loan	LIBOR + 2.000%	315,740	2.829	+	1/20/2024	501,879
Berry Global, Inc., Term Y Loan	LIBOR + 2.000%	634,075	2.829	+	6/30/2026	607,767
Brookfield WEC Holdings, Inc., Initial Term Loan (2020)	LIBOR + 3.000%	1,460,157	3.750	+	7/31/2025	1,390,070
BWay Holding Co., Initial Term Loan	LIBOR + 3.250%	973,387	4.570	+	4/04/2024	845,027
Circor International, Inc., New Term Loan	LIBOR + 3.250%	735,114	4.250	+	12/12/2024	636,792
CPG International LLC, New Term Loan	LIBOR + 3.750%	1,752,678	5.125	+	5/04/2024	1,603,262
Filtration Group Corp., Initial Dollar Term Loan	LIBOR + 3.000%	815,520	3.438	+	4/01/2025	780,860
Fluidra SA, Tranche B-1 USD Term Loan	LIBOR + 2.000%	716,484	2.438	+	7/02/2025	680,660
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	388,586	5.441	+	10/20/2023	352,966
Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar Term Loan	LIBOR + 1.750%	999,411	2.188	+	2/28/2027	954,062
Gates Global LLC, Initial B-2 Dollar Term Loan	LIBOR + 2.750%	558,316	3.750	+	3/31/2024	517,042
GFL Environmental, Inc., Effective Date Incremental Term Loan	LIBOR + 3.000%	934,199	4.000	+	5/30/2025	921,003
Ingersoll-Rand Services Co., 2020 Spinco Tranche B-1 Dollar Term Loan	LIBOR + 1.750%	190,000	2.732	+	2/28/2027	181,379
Klockner Pentaplast Of America, Inc., Dollar Term Loan	LIBOR + 4.250%	1,052,107	5.250	+	6/30/2022	897,747
Landry’s Finance Acquisition Co., B Term Loan	LIBOR + 12.000%	15,000	13.000	+	--	15,550
NN, Inc., Tranche B Term Loan	LIBOR + 5.750%	210,811	6.500	+	10/20/2022	164,538
NN, Inc., Extended 2017 Incremental Term Loan	LIBOR + 5.750%	167,200	6.188	+	10/20/2022	130,500
Patriot Container Corp., Closing Date Term Loan (First Lien)	LIBOR + 3.500%	716,971	4.500	+	3/20/2025	652,444
Quikrete Holdings, Inc., Initial Loan (First Lien)	LIBOR + 2.500%	784,572	2.938	+	1/31/2027	733,147
RBS Global, Inc., Term B Loan (2019)	LIBOR + 1.750%	690,492	2.375	+	8/20/2024	682,724
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan	LIBOR + 2.750%	1,169,507	3.188	+	2/04/2023	1,118,833
Spectrum Holdings III Corp., Closing Date Term Loan (First Lien)	LIBOR + 3.250%	432,523	4.625	+	2/01/2025	370,123
Star US Bidco LLC, Initial Term Loan	LIBOR + 4.250%	480,000	5.250	+	3/16/2027	385,200
Summit Materials LLC, New Term Loan	LIBOR + 2.000%	1,318,652	2.438	+	11/20/2024	1,253,708
Titan Acquisition Ltd., Initial Term Loan	LIBOR + 3.000%	995,909	4.375	+	3/28/2025	881,444
Transdigm, Inc., Tranche G Refinancing Term Loan	LIBOR + 2.250%	730,472	2.688	+	8/22/2024	643,272
Transdigm, Inc., Tranche E Refinancing Term Loan	LIBOR + 2.250%	786,161	2.688	+	5/30/2025	693,347
Transdigm, Inc., Tranche F Refinancing Term Loan	LIBOR + 2.250%	900,562	2.688	+	12/08/2025	792,215
TRC Companies, Inc., 2019 Incremental Term Loan	LIBOR + 5.000%	498,750	5.794	+	6/20/2024	453,863
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.750%	724,131	5.125	+	11/30/2023	657,964
Trident TPI Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.250%	879,038	4.625	+	10/16/2024	776,850
Tunnel Hill Partners LP, Initial Term Loan	LIBOR + 3.500%	648,450	3.938	+	2/06/2026	572,257
US Farathane LLC, Term B-4 Loan	LIBOR + 3.500%	770,435	4.875	+	12/24/2021	458,409
Vertiv Group Corp., Initial Term Loan	LIBOR + 3.000%	880,000	3.864	+	3/02/2027	831,600
						25,505,678

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 90.2% (Continued)
TECHNOLOGY - 8.6%
Applied Systems, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.250%	$988,320	4.625	+	9/20/2024	$951,366
Aston Finco SARL, Dollar Term Loan (First Lien)	LIBOR + 4.250%	240,000	5.171	+	10/08/2026	222,600
Azalea TopCo, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	298,500	4.340	+	7/24/2026	282,083
Boxer Parent Company, Inc., Initial Dollar Term Loan	LIBOR + 4.250%	692,579	4.688	+	10/02/2025	601,678
Dell International LLC, Refinancing Term B-1 Loan	LIBOR + 2.000%	1,398,108	2.750	+	9/20/2025	1,366,706
Dun & Bradstreet Corp., Initial Term Borrowing	LIBOR + 4.000%	845,000	4.570	+	2/06/2026	794,722
DynCorp International, Inc., Term Loan	LIBOR + 6.000%	302,250	7.000	+	8/18/2025	270,514
Everi Payments, Inc., Term Loan	LIBOR + 10.500%	30,000	11.500	+	5/08/2024	30,225
Everi Payments, Inc., Term B Loan	LIBOR + 2.750%	966,571	4.125	+	5/08/2024	841,670
Kronos, Inc., Incremental Term Loan (First Lien)	LIBOR + 3.000%	2,244,189	4.763	+	10/31/2023	2,176,987
Kronos, Inc., Initial Term Loan (Second Lien)	LIBOR + 8.250%	120,000	10.013	+	10/31/2024	116,250
MA FinanceCo. LLC, Tranche B-2 Term Loan	LIBOR + 2.250%	935,000	2.688	+	11/20/2021	895,361
Navircure, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	340,000	4.438	+	10/22/2026	319,600
NCR Corp., Initial Term Loan (2019)	LIBOR + 2.500%	736,704	2.938	+	8/28/2026	703,552
Neustar, Inc., TLB4 (First Lien)	LIBOR + 3.500%	229,125	4.875	+	8/08/2024	184,446
Science Applications International Corp., Tranche B2 Loan	LIBOR + 2.250%	400,000	2.688	+	3/12/2027	369,556
SS&C Technologies Holdings, Inc., Term B-5 Loan	LIBOR + 1.750%	1,040,832	2.188	+	4/16/2025	1,005,470
Tempo Acquisition LLC, Initial Term Loan	LIBOR + 2.750%	781,908	3.188	+	4/30/2024	739,396
Vertafore, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	1,344,352	3.688	+	7/02/2025	1,244,030
VS Buyer LLC, Initial Term Loan	LIBOR + 3.250%	100,000	4.001	+	3/02/2027	95,125
Zelis Cost Management Buyer, Inc., Initial Term Loan	LIBOR + 4.750%	309,225	5.188	+	9/30/2026	298,363
						13,509,700
UTILITIES - 2.1%
APLP Holdings LP, Term Loan (2020)	LIBOR + 2.500%	702,541	3.500	+	4/14/2025	677,404
Calpine Construction Finance Co. LP, Term B Loan	LIBOR + 2.000%	707,868	2.438	+	1/16/2025	681,546
Calpine Corp., Term Loan	LIBOR + 2.000%	972,166	2.438	+	8/12/2026	936,925
Lightstone Holdco LLC, Refinancing Term B Loan	LIBOR + 3.750%	470,678	4.750	+	1/30/2024	375,368
Lightstone Holdco LLC, Refinancing Term C Loan	LIBOR + 3.750%	26,547	4.750	+	1/30/2024	21,172
Pacific Gas and Electric Co., Initial Term Loan (DIP)	LIBOR + 2.250%	204,713	3.079	+	1/01/2021	203,817
Texas Competitive Electric Holdings Co. LLC Escrow Bonds #		635,000	—		10/01/2049	445
Vistra Operations Co. LLC, 2018 Incremental Term Loan	LIBOR + 1.750%	347,777	2.257	+	1/01/2026	338,015
						3,234,692
TOTAL BANK LOANS (Cost - $156,457,007)						141,629,082

BONDS & NOTES - 4.7%
AEROSPACE/DEFENSE - 0.2%
Boeing Co.		172,000	4.875		5/01/2025	172,000
Howmet Aerospace, Inc.		115,000	6.875		5/01/2025	117,394
						289,394
APPAREL - 0.1%
Hanesbrands, Inc. - 144A		210,000	5.375		5/15/2025	210,000

CHEMICALS - 0.1%
Tronox, Inc. - 144A		75,000	6.500		5/01/2025	75,656

COMMERCIAL SERVICES - 0.1%
Garda World Security Corp. - 144A		225,000	4.625		2/15/2027	217,969

COMPUTERS - 0.1%
Tempo Acquisition LLC - 144A		85,000	5.750		6/01/2025	85,000

DIVERSIFIED FINANCIAL SERVICES - 0.2%
Springleaf Finance Corp.		250,000	6.125		5/15/2022	248,438

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 4.7% (Continued)
ELECTRIC - 0.7%
Vistra Operations Co. LLC -144A	$460,000	3.550	7/15/2024	$463,934
Vistra Operations Co. LLC -144A	590,000	3.700	1/30/2027	581,888
				1,045,822
FOOD - 0.1%
Dole Food Co., Inc. - 144A	175,000	7.250	6/15/2025	165,778

HEALTHCARE-SERVICES - 0.9%
Community Health Systems, Inc. - 144A	215,000	6.625	2/15/2025	198,606
LifePoint Health, Inc. - 144A	5,000	6.750	4/15/2025	5,165
LifePoint Health, Inc. - 144A	135,000	4.375	2/15/2027	127,744
One Call Corp. - 144A	673,363	7.500	7/01/2024	542,057
Tenet Healthcare Corp.	405,000	4.625	7/15/2024	401,752
Tenet Healthcare Corp. - 144A	50,000	7.500	4/01/2025	54,025
West Street Merger Sub, Inc. - 144A	180,000	6.375	9/01/2025	169,875
				1,499,224
HOME BUILDERS - 0.3%
Lennar Corp.	420,000	2.950	11/29/2020	421,470

INSURANCE - 0.1%
Acrisure LLC - 144A	90,000	8.125	2/15/2024	93,123

IRON/STEEL - 0.0%
Cleveland-Cliffs, Inc. - 144A	50,000	6.750	3/15/2026	43,860

LEISURE PRODUCTS - 0.0%
Carnival Corp. - 144A	45,000	11.500	4/01/2023	47,130

MEDIA - 0.5%
CCO Holdings LLC - 144A	180,000	4.000	3/01/2023	182,403
Clear Channel Worldwide Holdings, Inc. - 144A	65,000	5.125	8/15/2027	61,376
Diamond Sports Group LLC - 144A	210,000	5.375	8/15/2026	160,587
iHeartCommunications, Inc.	96,514	6.375	5/01/2026	91,659
iHeartCommunications, Inc.	174,933	8.375	5/01/2027	144,818
Sirius XM Radio, Inc. - 144A	85,000	4.625	7/15/2024	87,108
				727,951
PACKAGING & CONTAINERS - 0.1%
Ardagh Packaging Finance PLC - 144A	235,000	6.000	2/15/2025	236,673

PHARMACEUTICALS - 0.3%
Bausch Health Companies, Inc. - 144A	445,000	5.500	11/01/2025	464,803

PRIVATE EQUITY - 0.2%
Icahn Enterprises LP - 144A	360,000	4.750	9/15/2024	339,721

REAL ESTATE INVESTMENT TRUSTS - 0.3%
iStar, Inc.	460,000	4.250	8/01/2025	366,275
Ladder Capital Finance Holdings LLLP - 144A	140,000	4.250	2/01/2027	98,175
				464,450
SEMICONDUCTORS - 0.3%
Broadcom, Inc. - 144A ^	465,000	4.700	4/15/2025	513,744

TELECOMMUNICATIONS - 0.1%
T-Mobile USA, Inc. - 144A	143,000	3.500	4/15/2025	151,926
Zayo Group Holdings, Inc. - 144A	10,000	4.000	3/01/2027	9,745
				161,671
TOTAL BONDS & NOTES (Cost - $7,730,523)				7,351,877

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

Security	Shares				Value
COMMON STOCK - 0.0%
ADVERTISING - 0.0%
Clear Channel Outdoor Holdings, Inc. *	40,131				$38,718

MEDIA - 0.0%
iHeartMedia, Inc. - Class A *	2,133				14,974
iHeartMedia, Inc. - Class B *	29				209
					15,183
TOTAL COMMON STOCK (Cost - $271,898)					53,901

EXCHANGE TRADED FUNDS - 0.9%
iShares Floating Rate Bond ETF	7,206				360,300
iShares iBoxx High Yield Corporate Bond ETF	4,738				381,077
SPDR Bloomberg Barclays High Yield Bond ETF	3,645				360,964
SPDR Bloomberg Barclays Short Term High Yield Bond ETF ^	14,688				361,031
TOTAL EXCHANGE TRADED FUNDS - (Cost - $1,411,807)					1,463,372

				Expiration
				Date
RIGHTS - 0.0%
TRA Rights	10,588			11/22/2049	11,382
TOTAL RIGHTS (Cost - $17,470)

WARRANTS - 0.1%
iHeartMedia, Inc.	14,903			5/01/2039	95,006
TOTAL WARRANTS (Cost - $287,609)

		Interest
		Rate %
SHORT-TERM INVESTMENT - 9.8%
MONEY MARKET FUND - 9.8%
Fidelity Investments Money Market Fund - Class I	15,424,614	0.160	+		15,424,614
TOTAL SHORT-TERM INVESTMENT - (Cost - $15,424,614)

COLLATERAL FOR SECURITIES LOANED - 0.6%
Mount Vernon Prime Portfolio !	887,813	0.480	+		887,813
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $887,813)

TOTAL INVESTMENTS - 106.3% (Cost - $182,488,741)					$166,917,047
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.3)%					(9,916,474)
NET ASSETS - 100.0%					$157,000,573

ETF - Exchange Traded Fund

LIBOR - London Inter-bank Offered Rate

LP - Limited Partnership

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LLP - Limited Liability Partnership

PLC - Public Limited Company

SARL - Société à Responsabilité Limitée

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020 the total market value of 144A securities is $6,047,675 or 3.85% of net assets.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2020.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total Value of such securities is $445 or 0.0% of net assets as of April 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $871,486 at April 30, 2020.

!	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2020

Portfolio Composition * - (Unaudited)
Bank Loans	84.9%	Collateral for Securities Loaned	0.5%
Short-Term Investment	9.2%	Warrants	0.1%
Bonds & Notes	4.4%	Common Stock	0.0%
Exchange Traded Funds	0.9%	Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

Asset Class Recap

High-yield spreads continued to rally through the majority of the first fiscal quarter as the U.S. and China trade negotiations became more constructive and eventually led to the signing of the phase one trade deal. Economic data also improved and investors took the earnings season in stride. However, the outbreak of the coronavirus during the final weeks of the first fiscal quarter reversed the trend as investors attempted to root out the true economic impact of the outbreak. To begin the second fiscal quarter, investors seemed to shrug off concerns of a meaningful economic impact caused by the pandemic, but sentiment drastically shifted, leading to a sell-off in high-yield bonds. The selloff continued in March as high-yield bond spreads traded at levels not seen since the 2008-2009 Global Financial Crisis. As a result of the outbreak, governments across the globe established containment measures and shut down the bulk of their economy. High-Yield bonds sharply recovered in April in response to unprecedented monetary and fiscal actions taken to combat the adverse economic effects of the shutdowns. The yield on the 10- year U.S. Treasury rose 23 basis points to begin the fiscal year but fell 42 basis points in January to their lowest levels since early September. In the second fiscal quarter, the 10- year U.S. Treasury continued its descent, falling 105 basis points to 0.64 percent at the end of April. High-yield bonds, as measured by the ICE BofA ML US Cash Pay High- Yield Index, declined 4.8 percent over the six-month period ended April 30, 2020.

Allocation Review

In the first fiscal quarter, security selection strongly contributed to Fund performance, more than making up for the slight detraction from sector allocation. Conversely, security selection detracted from Fund performance in the second fiscal quarter ended April 30, 2020, with sector allocation providing a small positive contribution. Over both fiscal quarters, the strongest contributor to positive Fund performance was credit selection within the consumer cyclical sector, while the credit selection in the communications sector detracted. From a sector allocation standpoint, the largest contributor to Fund performance in the second fiscal quarter was the allocation to cash, but in the first fiscal quarter, this exposure was the largest detractor from Fund performance. The Fund’s allocation to the REIT sector significantly detracted over the six-month period. On the other hand, the overweight allocation to technology companies contributed to Fund performance over the same time period.

Holdings Insights

The largest contributor to positive Fund performance came from the communications sector. After decreasing 1.9 percent in the first fiscal quarter of the year, Sprint Corp. 7.875% 9/15/2023 (85207UAF2) (holding weight**: 2.58 percent) rose 7.8 percent in the second fiscal quarter before being sold. This credit surged amid the announcement that the $26.5 billion merger with T-Mobile USA Inc. finally received approval after a nearly two-year wait. The T-Mobile USA Inc. 4.5 percent 4/15/2050 (87264AAY1) (holding weight*: 0.18 percent) also positively contributed to Fund performance by increasing 10.3 percent. Another credit from the communications sector that positively contributed to Fund performance was Netflix Inc. 4.875% 6/15/2030 (64110LAV8) (holding weight*: 1.42 percent). This credit rose 8.0 percent as the company received 16 million new subscribers amid the stay-at-home orders issued during the coronavirus pandemic.

Amid the volatility in the price of oil and corresponding weakness in the energy space, the Fund was underweight the energy sector. This positioning adversely affected the Fund during the first fiscal quarter as this sector rebounded from a torrid 2019, but positively contributed in the second fiscal quarter as oil prices plummeted. The largest detractor from Fund performance came from this sector. Callon Petroleum Co. 6.375% 7/1/2026 (13123XAZ5) (holding weight*: 0.15 percent), an independent oil and natural gas company, fell 75 percent in the six-month period. Another energy credit that detracted from positive performance was Nine Energy Service Inc. 8.75% 11/01/2023 (65441VAA9) (holding weight*: 0.03 percent). The Sub-Adviser believes this company has a competitive advantage over peers given that it has numerous patents that set them apart, including innovative offerings such as a dissolvable frac plug and casing flotation tools. A position within the energy sector that contributed to Fund performance was Southwestern Energy Co. 7.5% 4/1/2026 (845467AM1) (holding weight*: 0.27 percent), a natural gas exploration and production company. This credit increased 18.5 percent over the six-month period.

Sub- Adviser Outlook

High-yield bond spreads rallied sharply to close the six-month period, but the Sub-Adviser believes that the economic reports are just beginning to show the broad evidence of the damage inflicted on the economy by the pandemic and subsequent economic shutdown. Retail sales and industrial production posted record declines in months that were only partially affected by the pandemic. April’s report, with the economy shut down for the whole month, is expected to be meaningfully worse. Default rate expectations have increased meaningfully for 2020, largely due to the weakened energy sector. With that being said, the Sub-Adviser believes that default rates will come in lower than what current spread levels are indicating, given the unparalleled measures taken by the Federal Reserve and Congress. High-yield bonds are expected to benefit most from the Fed’s program including fallen angels and ETFs. The Sub-Adviser is cautiously optimistic for the remainder of 2020. The Fund has retained its defensive bias but has begun to add risk opportunistically back into the Fund, albeit attempting to maintain less risky exposures than the benchmark.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(5.88)%	(3.70)%	2.51%	4.38%
Class C	(6.18)%	(4.46)%	1.78%	3.61%
Class A with load of 4.50%	(10.20)%	(8.25)%	1.32%	4.13%
Class A without load	(5.94)%	(3.91)%	2.25%	3.65%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	(4.78)%	(1.17)%	3.60%	5.77%
Morningstar High-Yield Bond Category	(7.80)%	(5.70)%	1.98%	4.54%

(a)	Total Returns are calculated based on traded NAVs.

Barclays U.S. Corporate High- Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.13% for Class N, 1.88% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 97.7%
ADVERTISING - 0.5%
National CineMedia LLC - 144A	$579,000	5.875	4/15/2028	$415,201

AEROSPACE/DEFENSE - 0.5%
Spirit AeroSystems, Inc. - 144A	430,000	7.500	4/15/2025	425,700

AIRLINES - 0.8%
Delta Air Lines, Inc. - 144A	548,000	7.000	5/1/2025	563,029
UAL 2007-1 Pass Through Trust	202,259	6.636	7/2/2022	177,310
				740,339
AUTO MANUFACTURERS - 1.2%
Allison Transmission, Inc. - 144A	551,000	5.000	10/1/2024	532,376
Ford Motor Co.	74,000	8.500	4/21/2023	73,260
Ford Motor Co.	41,000	9.000	4/22/2025	40,129
Tesla, Inc. - 144A	370,000	5.300	8/15/2025	363,988
				1,009,753
AUTO PARTS & EQUIPMENT - 0.6%
Dana, Inc.	367,000	5.375	11/15/2027	326,171
Delphi Technologies PLC - 144A	232,000	5.000	10/1/2025	218,370
				544,541
BUILDING MATERIALS - 1.2%
Griffon Corp.	550,000	5.750	3/1/2028	526,460
Standard Industries, Inc. - 144A	463,000	6.000	10/15/2025	479,784
				1,006,244
CHEMICALS - 0.9%
Consolidated Energy Finance SA - 144A	385,000	6.875	6/15/2025	298,856
OCI NV -144A	517,000	5.250	11/1/2024	517,082
				815,938
COAL - 0.5%
SunCoke Energy Partners LP - 144A	627,000	7.500	6/15/2025	482,006

COMMERCIAL SERVICES - 4.6%
Ahern Rentals, Inc. - 144A	596,000	7.375	5/15/2023	284,709
Garda World Security Corp. - 144A	501,000	9.500	11/1/2027	503,330
Korn Ferry - 144A	477,000	4.625	12/15/2027	450,527
MPH Acquisition Holdings LLC - 144A	500,000	7.125	6/1/2024	448,735
Nielsen Finance LLC - 144A	745,000	5.000	4/15/2022	737,222
Prime Security Services Borrower LLC - 144A	631,000	5.250	4/15/2024	621,466
Prime Security Services Borrower LLC - 144A	540,000	5.750	4/15/2026	534,600
Sotheby’s - 144A	550,000	7.375	10/15/2027	465,591
				4,046,180
COMPUTERS - 3.3%
Banff Merger Sub, Inc. - 144A	460,000	9.750	9/1/2026	415,748
Dell International LLC - 144A	780,000	6.020	6/15/2026	848,524
Diebold Nixdorf, Inc. ^	827,000	8.500	4/15/2024	547,722
NCR Corp. - 144A	139,000	6.125	9/1/2029	138,604
Presidio Holdings, Inc. - 144A	315,000	8.250	2/1/2028	312,811
Seagate HDD Cayman	300,000	4.875	3/1/2024	313,054
Tempo Acquisition LLC - 144A	120,000	5.750	6/1/2025	121,384
Tempo Acquisition LLC - 144A	221,000	6.750	6/1/2025	215,751
				2,913,598
COSMETICS/PERSONAL CARE - 0.7%
Coty, Inc. - 144A	770,000	6.500	4/15/2026	651,651

DISTRIBUTION/WHOLESALE - 1.0%
Anixter, Inc.	387,000	6.000	12/1/2025	393,695
H&E Equipment Services, Inc.	514,000	5.625	9/1/2025	492,309
				886,004

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 97.7% (Continued)
DIVERSIFIED FINANCIAL SERVICES - 7.6%
AG Issuer LLC - 144A	$500,000	6.250	3/1/2028	$444,710
Alliance Data Systems Corp. - 144A	555,000	4.750	12/15/2024	414,169
Avolon Holdings Funding Ltd. - 144A	700,000	5.125	10/1/2023	627,533
Credit Acceptance Corp. - 144A	97,000	5.125	12/31/2024	85,724
Credit Acceptance Corp.	542,000	6.625	3/15/2026	490,510
Enova International, Inc. - 144A	765,000	8.500	9/1/2024	671,135
Fairstone Financial, Inc. - 144A	529,000	7.875	7/15/2024	506,412
goeasy Ltd. - 144A	554,000	5.375	12/1/2024	494,556
LPL Holdings, Inc. - 144A	575,000	5.750	9/15/2025	569,969
Navient Corp.	325,000	5.000	3/15/2027	275,681
Navient Corp.	623,000	5.625	8/1/2033	473,978
Quicken Loans, Inc. - 144A	875,000	5.750	5/1/2025	862,050
Springleaf Finance Corp.	600,000	6.875	3/15/2025	571,170
Springleaf Finance Corp.	250,000	5.375	11/15/2029	208,710
				6,696,307
ELECTRIC - 2.5%
Clearway Energy Operating LLC	539,000	5.000	9/15/2026	545,522
NextEra Energy Operating Partners LP - 144A	550,000	4.250	7/15/2024	562,650
Talen Energy Supply LLC - 144A	279,000	7.250	5/15/2027	280,297
Talen Energy Supply LLC - 144A	317,000	6.625	1/15/2028	300,484
Vistra Operations Co. LLC - 144A	535,000	5.000	7/31/2027	548,134
				2,237,087
ELECTRICAL COMPONENTS & EQUIPMENT - 1.7%
Energizer Holdings, Inc. - 144A	640,000	6.375	7/15/2026	668,512
EnerSys - 144A	794,000	5.000	4/30/2023	797,811
				1,466,323
ELECTRONICS - 1.1%
Ingram Micro, Inc.	1,040,000	5.450	12/15/2024	996,350

ENERGY - 1.0%
Pattern Energy Group, Inc. - 144A	839,000	5.875	2/1/2024	853,515

ENGINEERING & CONSTRUCTION - 1.0%
Frontdoor, Inc. - 144A	560,000	6.750	8/15/2026	584,976
Tutor Perini Corp. - 144A	355,000	6.875	5/1/2025	281,781
				866,757
ENTERTAINMENT - 2.2%
Banijay Entertainment SASU - 144A	400,000	5.375	3/1/2025	374,500
Cinemark USA, Inc. - 144A	31,000	8.750	5/1/2025	31,620
Eldorado Resorts, Inc.	660,000	6.000	9/15/2026	666,204
SeaWorld Parks & Entertainment, Inc. - 144A	340,000	8.750	5/1/2025	341,700
Six Flags Entertainment Corp. - 144A ^	505,000	5.500	4/15/2027	439,527
Six Flags Theme Parks, Inc. - 144A	49,000	7.000	7/1/2025	50,950
				1,904,501
ENVIRONMENTAL CONTROLS - 0.9%
Clean Harbors, Inc. - 144A	343,000	4.875	7/15/2027	355,863
Harsco Corp. - 144A	493,000	5.750	7/31/2027	467,857
				823,720
FOOD - 4.8%
Albertsons Companies, Inc.	562,000	5.750	3/15/2025	581,558
Albertsons Companies, Inc. - 144A	440,000	4.625	1/15/2027	446,446
Dole Food Co., Inc. - 144A	550,000	7.250	6/15/2025	521,015
JBS USA LUX SA - 144A	508,000	5.875	7/15/2024	519,760
JBS USA LUX SA - 144A	272,000	5.750	6/15/2025	276,423
Lamb Weston Holdings, Inc. - 144A	370,000	4.625	11/1/2024	379,139
Land O’Lakes Capital Trust I - 144A	484,000	7.450	3/15/2028	500,940
Land O’Lakes, Inc. - 144A	210,000	7.000	12/29/2049	188,937
Pilgrim’s Pride Corp. - 144A	520,000	5.875	9/30/2027	528,632
US Foods, Inc. - 144A	303,000	6.250	4/15/2025	310,196
				4,253,046

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 97.7% (Continued)
FOOD SERVICE - 0.1%
Aramark Services, Inc. - 144A	$54,000	6.375	5/1/2025	$56,295

FOREST PRODUCTS & PAPER - 0.6%
Cascades, Inc. - 144A	527,000	5.750	7/15/2023	529,530

HEALTHCARE-PRODUCTS - 0.2%
Ortho-Clinical Diagnostics, Inc. - 144A	145,000	7.250	2/1/2028	132,910

HEALTHCARE-SERVICES - 3.0%
Catalent Pharma Solutions, Inc. - 144A	280,000	5.000	7/15/2027	286,902
DaVita, Inc.	537,000	5.125	7/15/2024	547,847
HCA, Inc.	900,000	5.375	2/1/2025	972,306
LifePoint Health, Inc. - 144A	331,000	4.375	2/15/2027	313,209
Tenet Healthcare Corp.	525,000	4.625	7/15/2024	520,790
				2,641,054
HOME BUILDERS - 0.5%
Mattamy Group Corp. - 144A	489,000	5.250	12/15/2027	461,494

INSURANCE - 0.1%
AmWINS Group, Inc. - 144A	103,000	7.750	7/1/2026	106,821

INTERNET - 3.0%
Cogent Communications Group, Inc. - 144A	505,000	5.375	3/1/2022	515,327
Grubhub Holdings, Inc. - 144A	925,000	5.500	7/1/2027	869,176
Netflix, Inc. - 144A	1,165,000	4.875	6/15/2030	1,241,366
				2,625,869
INVESTMENT COMPANIES - 0.2%
FS Energy & Power Fund - 144A	273,000	7.500	8/15/2023	178,187

IRON/STEEL - 1.7%
Cleveland-Cliffs, Inc. - 144A	475,000	4.875	1/15/2024	409,782
Cleveland-Cliffs, Inc. - 144A	56,000	9.875	10/17/2025	55,580
Commercial Metals Co.	462,000	5.750	4/15/2026	460,129
Mineral Resources Ltd. - 144A	525,000	8.125	5/1/2027	543,139
				1,468,630
LEISURE PRODUCTS - 0.8%
Silversea Cruise Finance Ltd. - 144A	550,000	7.250	2/1/2025	500,390
Viking Cruises Ltd. - 144A	112,000	6.250	5/15/2025	75,578
Viking Cruises Ltd. - 144A	155,000	5.875	9/15/2027	104,958
				680,926
LODGING - 1.5%
Boyd Gaming Corp. - 144A	382,000	4.750	12/1/2027	330,850
Hilton Domestic Operating Co., Inc. - 144A	30,000	5.375	5/1/2025	29,962
Hilton Domestic Operating Co., Inc. - 144A	26,000	5.750	5/1/2028	26,328
Hilton Grand Vacations Borrower LLC	242,000	6.125	12/1/2024	223,197
Wyndham Destinations, Inc.	750,000	5.750	4/1/2027	661,575
				1,271,912
MEDIA - 8.5%
Altice Financing SA - 144A	801,000	5.000	1/15/2028	785,981
Belo Corp.	735,000	7.750	6/1/2027	777,667
Belo Corp.	235,000	7.250	9/15/2027	236,669
Block Communications, Inc. - 144A	545,000	4.875	3/1/2028	544,837
CCO Holdings LLC - 144A	232,000	5.875	4/1/2024	239,586
CCO Holdings LLC - 144A	275,000	5.375	5/1/2025	283,425
CCO Holdings LLC - 144A	478,000	5.500	5/1/2026	499,945
CCO Holdings LLC - 144A	378,000	5.000	2/1/2028	389,846
CCO Holdings LLC - 144A	335,000	5.375	6/1/2029	354,986
CSC Holdings LLC - 144A	225,000	5.375	7/15/2023	228,701
CSC Holdings LLC	440,000	5.250	6/1/2024	459,844

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2020

	Principal	Interest	Maturity
Security	Amount	Rate %	Date	Value
BONDS & NOTES - 97.7% (Continued)
MEDIA - 8.5% (Continued)
CSC Holdings LLC - 144A	$860,000	5.500	4/15/2027	$898,130
EW Scripps Co. - 144A	739,000	5.125	5/15/2025	631,697
Sirius XM Radio, Inc. - 144A	725,000	4.625	7/15/2024	742,980
Sirius XM Radio, Inc. - 144A	342,000	5.375	7/15/2026	356,980
Univision Communications, Inc. - 144A	45,000	9.500	5/1/2025	45,731
				7,477,005
MINING - 2.8%
First Quantum Minerals Ltd. - 144A	473,000	7.250	4/1/2023	431,754
FMG Resources (August 2006) Pty Ltd. - 144A	669,000	4.500	9/15/2027	656,724
Freeport-McMoRan, Inc.	525,000	3.875	3/15/2023	528,150
Freeport-McMoRan, Inc.	260,000	4.125	3/1/2028	241,969
Freeport-McMoRan, Inc. ^	352,000	5.250	9/1/2029	349,237
Freeport-McMoRan, Inc.	260,000	4.250	3/1/2030	242,905
				2,450,739
OIL & GAS - 3.1%
Callon Petroleum Co.	212,000	6.125	10/1/2024	42,135
Callon Petroleum Co.	781,000	6.375	7/1/2026	130,505
Extraction Oil & Gas, Inc. - 144A	228,000	5.625	2/1/2026	39,239
Hilcorp Energy I LP - 144A	1,160,000	5.000	12/1/2024	663,868
Lonestar Resources America, Inc. - 144A	324,000	11.250	1/1/2023	43,740
MEG Energy Corp. - 144A	605,000	6.500	1/15/2025	497,038
MEG Energy Corp. - 144A	550,000	7.125	2/1/2027	382,937
Occidental Petroleum Corp.	306,000	3.125	2/15/2022	280,051
PBF Holding Co. LLC - 144A	520,000	6.000	2/15/2028	373,438
Southwestern Energy Co. ^	264,000	7.500	4/1/2026	238,603
				2,691,554
OIL & GAS SERVICES - 0.2%
Calfrac Holdings LP - 144A	56,650	10.875	3/15/2026	12,463
Hi-Crush, Inc. - 144A	961,000	9.500	8/1/2026	78,898
Nine Energy Service, Inc. - 144A	265,000	8.750	11/1/2023	52,841
SESI LLC	341,000	7.750	9/15/2024	73,117
				217,319
PACKAGING & CONTAINERS - 2.8%
Ardagh Packaging Finance PLC - 144A	300,000	4.125	8/15/2026	293,910
Cascades, Inc. - 144A	385,000	5.375	1/15/2028	389,139
Intertape Polymer Group, Inc. - 144A	524,000	7.000	10/15/2026	534,957
Sealed Air Corp. - 144A	405,000	5.125	12/1/2024	425,756
Silgan Holdings, Inc.	288,000	4.750	3/15/2025	294,422
Trivium Packaging Finance BV - 144A	525,000	8.500	8/15/2027	551,066
				2,489,250
PHARMACEUTICALS - 1.9%
Bausch Health Companies, Inc. - 144A	610,000	6.125	4/15/2025	620,797
Endo Finance LLC - 144A	200,000	6.000	2/1/2025	144,400
HLF Financing Sarl LLC - 144A	376,000	7.250	8/15/2026	367,521
Par Pharmaceutical, Inc. - 144A	522,000	7.500	4/1/2027	533,771
				1,666,489
PIPELINES - 3.5%
Buckeye Partners LP - 144A	316,000	4.125	3/1/2025	294,275
Buckeye Partners LP - 144A	429,000	4.500	3/1/2028	388,781
Cheniere Energy Partners LP	432,000	5.250	10/1/2025	415,066
Cheniere Energy Partners LP - 144A	248,000	4.500	10/1/2029	229,933
Genesis Energy LP	893,000	5.625	6/15/2024	761,104
Genesis Energy LP	325,000	6.500	10/1/2025	275,031
Holly Energy Partners LP - 144A	650,000	5.000	2/1/2028	594,360
Summit Midstream Holdings LLC	323,000	5.500	8/15/2022	79,797
				3,038,347
REAL ESTATE - 1.7%
Kennedy-Wilson, Inc.	935,000	5.875	4/1/2024	900,125
Newmark Group, Inc.	679,000	6.125	11/15/2023	626,937
				1,527,062

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2020

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
BONDS & NOTES - 97.7% (Continued)
REAL ESTATE INVESTMENT TRUSTS - 6.0%
CTR Partnership LP	$604,000	5.250		6/1/2025	$607,654
ESH Hospitality, Inc. - 144A	446,000	5.250		5/1/2025	421,559
ESH Hospitality, Inc. - 144A	355,000	4.625		10/1/2027	322,163
GLP Capital LP	340,000	5.375		4/15/2026	340,306
HAT Holdings I LLC - 144A	621,000	5.250		7/15/2024	619,510
HAT Holdings I LLC - 144A	201,000	6.000		4/15/2025	201,502
Ladder Capital Finance Holdings LLLP - 144A	440,000	4.250		2/1/2027	308,550
MGM Growth Properties Operating Partnership LP	513,000	5.750		2/1/2027	521,028
MPT Operating Partnership LP	419,000	5.000		10/15/2027	430,020
Sabra Health Care LP	812,000	5.125		8/15/2026	788,411
Starwood Property Trust, Inc.	544,000	4.750		3/15/2025	463,651
VICI Properties LP - 144A	260,000	3.750		2/15/2027	243,022
					5,267,376
RETAIL - 2.1%
Brinker International, Inc. - 144A	722,000	5.000		10/1/2024	605,433
Burlington Coat Factory Warehouse Corp. - 144A	50,000	6.250		4/15/2025	51,000
Conn’s, Inc. ^	311,000	7.250		7/15/2022	212,118
eG Global Finance PLC - 144A	605,000	6.750		2/7/2025	553,696
Murphy Oil USA, Inc.	405,000	4.750		9/15/2029	418,912
					1,841,159
SOFTWARE - 3.4%
Camelot Finance SA - 144A	322,000	4.500		11/1/2026	325,928
CDK Global, Inc.	413,000	5.875		6/15/2026	434,538
Donnelley Financial Solutions, Inc.	530,000	8.250		10/15/2024	496,769
Fair Isaac Corp. - 144A	592,000	4.000		6/15/2028	590,668
Rackspace Hosting, Inc. - 144A ^	580,000	8.625		11/15/2024	574,995
SS&C Technologies, Inc. - 144A	520,000	5.500		9/30/2027	535,444
					2,958,342
TELECOMMUNICATIONS - 10.7%
Altice France SA - 144A	875,000	7.375		5/1/2026	918,444
Altice France SA - 144A	213,000	8.125		2/1/2027	230,487
Altice France SA - 144A	830,000	6.000		2/15/2028	761,359
C&W Senior Financing DAC - 144A	833,000	6.875		9/15/2027	827,419
CenturyLink, Inc.	735,000	7.500		4/1/2024	801,297
Connect Finco SARL - 144A	480,000	6.750		10/1/2026	456,312
Hughes Satellite Systems Corp.	646,000	6.625		8/1/2026	693,223
Sprint Corp.	2,339,000	7.875		9/15/2023	2,640,848
Telesat Canada - 144A	302,000	4.875		6/1/2027	299,357
Telesat Canada - 144A	740,000	6.500		10/15/2027	699,559
T-Mobile USA, Inc.	288,000	6.500		1/15/2024	296,251
T-Mobile USA, Inc.	240,000	6.375		3/1/2025	247,548
T-Mobile USA, Inc. - 144A	131,000	4.500		4/15/2050	153,977
Zayo Group Holdings, Inc. - 144A	391,000	6.125		3/1/2028	370,363
					9,396,444
TRANSPORTATION - 0.7%
Cargo Aircraft Management, Inc. - 144A	650,000	4.750		2/1/2028	611,000

TOTAL BONDS & NOTES (Cost - $91,961,814)					85,820,475

	Shares
COLLATERAL FOR SECURITIES LOANED - 2.4%
HSBC US Government Money Market Fund - Class I #	1,546,729	0.714	+		1,546,729
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional #	528,582	0.193	+		528,952
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,075,311)					2,075,681

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2020

Value
TOTAL INVESTMENTS - 100.1% (Cost - $94,037,125)	$87,896,156
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(50,510)
NET ASSETS - 100.0%	$87,845,646

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,034,212 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020 the total market value of 144A securities is $58,388,930 or 66.47% of net assets.

Portfolio Composition ** - (Unaudited)
Ba3	24.1%	Caa1	6.5%
B2	15.7%	Caa2	2.8%
B1	14.8%	Other	2.5%
Ba2	11.0%	Collateral For Securities Loaned	2.4%
Ba1	8.5%	Baa3	2.2%
B3	8.3%	Baa2	1.2%
		Total	100.0%

**	Based on total value of investments as of April 30, 2020. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Stone Harbor Investment Partners LP)

Asset Class Recap

Global bond yields rose and prices fell for the first two months of the fiscal year. Rising expectations of a phase one trade deal contributed to investor optimism resulting in fixed income spread sector strength. Global economic data saw improvements, relative to expectations, over the period. In January, global bond yields fell and prices rose as investors sought lower risk assets amid the outbreak of the coronavirus in China and its potential impact on the global economy. Coronavirus cases and deaths surged in the second fiscal quarter, followed by the World Health Organization officially labeling the virus outbreak a pandemic. In response, global economies shut down, volatility spiked, and rates plummeted. Despite dire economic data, volatility subsided and markets rallied in April amid unprecedented fiscal and monetary stimulus as well as hopes that the world is through the worst of the pandemic. Foreign bonds, as measured by the Bloomberg Barclays Global Aggregate Bond ex-US Index Hedged, increased 1.4 percent during the six-month period, which outperformed emerging market bonds, as measured by the JP Morgan EMBI Global Total Return Index, which declined 8.3 percent. Emerging market high-yield bonds, as measured by the JP Morgan Emerging Market High-Yield Bond Index, fared the worst, falling 13.0 percent.

Allocation Review

For the first two months of the fiscal year, the Sub- Adviser’s country allocation detracted from Fund performance. The Fund received negative contributions from developed markets, including exposures to peripheral Europe versus Germany. The exposure to local currency emerging markets also detracted, especially the underweight to Chinese bonds. However, the Fund’s exposure to hard currency emerging markets bonds, especially in Kazakhstan and Qatar, strongly contributed to Fund performance. To begin 2020, a new Sub-Adviser was appointed to the Fund, shifting the exposures of the underlying allocation. In the final month of the first fiscal quarter, the new Sub-Adviser increased the allocation to corporate bonds, emerging market bonds, and increased the currency exposure hedge. In the most recent fiscal quarter, both asset allocation and issue selection detracted from Fund performance. The allocation to emerging market and high-yield debt detracted from Fund performance while the Sub-Adviser’s duration management and currency exposure positively contributed to Fund performance. At the close of the six-month period, the Fund’s allocation ended with 47 percent allocated to high-yield bonds and 53 percent allocated to investment-grade bonds. From a market perspective, 56 percent was allocated to developed markets, while 44 percent was allocated to emerging market bonds. Within emerging markets, 58 percent was dedicated to corporates, 30 percent allocated to hard currency government bonds, and 12 percent to local currency government bonds.

Holdings Insights

Emerging markets hard currency debt provided a strong contribution to Fund performance in the first fiscal quarter but detracted from Fund performance in the second fiscal quarter. For example, the Republic of Kazakhstan 5.125% 7/21/2025 (Y7276LDE5) (holding weight**: 0.52 percent) and the Qatar Government International bond 4.0% (74727PBA8) (holding weight**: 0.89 percent) increased 2.6 percent and 2.0 percent, respectively, before being sold from the Fund late in the first fiscal quarter. Emerging markets hard currency bonds that detracted from Fund performance in the fiscal six-month period were the Indonesia Government 7% 5/15/2027 (B3ZR76Z) (holding weight*: 0.56 percent) and the Egypt Government International Bond 6.375% (BJJNTR2) (holding weight*: 0.56 percent). These U.S. dollar-denominated issues declined 2.7 percent and 16.9 percent, respectively. A local currency emerging market bond that positively contributed to Fund performance over the fiscal six-month period was the Russian Government Bond 6.9% 5/23/2029 (BFX1TW9) (holding weight*: 1.06 percent). This credit rose 10.7 percent in the fiscal six-month period.

Amid the spike in volatility, higher-grade credit generally outperformed. The Fund received a positive contribution from the Canadian Government 2.25% 6/1/2029 (BYQLD27) (holding weight*: 1.38 percent). This credit rose 6.7 percent amid the market selloff in the second fiscal quarter and 8.6 percent in the fiscal six-month period. Another investment-grade bond that contributed to Fund performance was the Czech Republic Government Bond 0.95% 5/15/2030 (BYN6FX0) (holding weight*: 0.25 percent), which increased 4.0 percent since being added to the Fund in January. Overall, the derivative exposure within the Fund had a relatively muted impact on Fund performance over the first two months of the fiscal quarter, however, the currency hedge implemented in January assisted in reducing currency volatility. Over the second fiscal quarter, as the U.S. dollar appreciated versus most major currencies across the globe, the currency hedge implemented through derivatives positively contributed to Fund performance.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for the remainder of 2020 and beyond. The Sub- Adviser believes that by identifying individual opportunities through their rigorous fundamental credit analysis as well as retaining the ability to actively shift between asset classes and within individual sectors, will allow the Fund to take advantage of opportunities that emerge.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
				Annualized
	Six		Annualized	Since Inception
	Months	One Year	Five Years	(11/1/13)
Class N	(12.12)%	(8.63)%	(1.62)%	(2.46)%
Class C	(12.43)%	(9.35)%	(2.37)%	(3.20)%
Class A with load of 4.50%	(16.15)%	(12.86)%	(2.75)%	(3.38)%
Class A without load	(12.20)%	(8.79)%	(1.86)%	(2.69)%
Barclay s Global ex -US Aggregate Bond Index Hedged **	1.38%	6.45%	3.97%	4.51%
Barclay s Global ex -US Aggregate Bond Index Unhedged	(0.97)%	3.43%	2.01%	0.50%
Morningstar World Bond Category	(2.29)%	1.16%	1.73%	1.54%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The total return of the Bloomberg Barclays Global ex US Aggregate Bond Index Hedged Benchmark is the return (including the reinvestment of any dividends or distributions) of the Benchmark over a specified period. “Hedged” refers to the index being “hedged to US dollars” by Bloomberg Barclays

The Bloomberg Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.36% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442- 4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2020

		Principal
Security	Variable Rate	Amount ($)		Interest Rate %		Maturity Date	Value
CORPORATE BONDS & NOTES - 65.4%
AGRICULTURE - 1.6%
Adecoagro SA -144A		634,000	USD	6.0000		9/21/2027	$544,232

AIRLINES - 1.3%
Aerovias de Mexico SA de CV -144A		250,000	USD	7.0000		2/5/2025	96,250
Gol Finance SA - 144A ^		662,000	USD	7.0000		1/31/2025	349,205
							445,455
AUTO MANUFACTURERS - 0.6%
Toyota Motor Credit Corp.		200,000	USD	2.9000		3/30/2023	209,726

BANKS - 9.3%
AIB Group PLC		250,000	EUR	2.2500		7/3/2025	277,985
Banco Mercantil del Norte SA/Grand Cayman - 144A	H15T5Y + 4.97%	70,000	USD	6.7500	+	9/27/2168	55,828
Banco Santander SA		200,000	EUR	1.1250		1/17/2025	219,250
Banque Federative du Credit Mutuel SA		200,000	EUR	2.6250		3/18/2024	237,795
BPCE SA		200,000	EUR	4.6250		7/18/2023	242,295
Cooperatieve Rabobank UA		200,000	EUR	1.3750		2/3/2027	235,260
Credit Agricole SA/London		300,000	EUR	1.8750		12/20/2026	347,468
HSBC Holdings PLC	3M Euro LIBOR + 0.99%	250,000	EUR	3.9500	+	5/18/2024	265,713
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	222,444
Royal Bank of Scotland Group PLC	3M Euro LIBOR + 1.08%	250,000	EUR	1.7500	+	3/2/2026	273,216
Standard Chartered PLC - 144A ^	3M Euro LIBOR + 1.21%	300,000	USD	2.8190	+	1/30/2026	299,068
Standard Chartered PLC - 144A		150,000	USD	5.7000		3/26/2044	183,857
UBS Group AG		200,000	EUR	1.2500		9/1/2026	223,839
							3,084,018
BEVERAGES - 1.4%
Heineken NV		200,000	EUR	3.5000		3/19/2024	244,532
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	229,643
							474,175
CHEMICALS - 1.7%
Air Liquide Finance SA		200,000	EUR	0.7500		6/13/2024	225,004
OCI NV		100,000	USD	5.0000		4/15/2023	110,253
OCI NV		100,000	EUR	3.1250		11/1/2024	107,394
Solvay Finance SA	Euro 5 Year Swap Rate + 5.23%	100,000	EUR	5.8690	+	6/3/2168	117,730
							560,381
COMMERCIAL SERVICES - 1.8%
DP World PLC - 144A		3,000	USD	6.8500		7/2/2037	3,287
DP World PLC - 144A		53,000	USD	5.6250		9/25/2048	51,450
DP World PLC - 144A		157,000	USD	4.7000		9/30/2049	136,708
Intertrust Group BV		100,000	EUR	3.3750		11/15/2025	109,916
Loxam SAS		100,000	EUR	3.7500		7/15/2026	102,027
Q-Park Holding I BV - 144A		100,000	EUR	2.0000		3/1/2027	99,864
Techem Verwaltungsgesellschaft 675 mbH - 144A		100,000	EUR	2.0000		7/15/2025	104,054
							607,306
ELECTRIC - 4.6%
Acwa Power Management And Investments One Ltd. - 144A		144,000	USD	5.9500		12/15/2039	141,120
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	233,143
Eskom Holdings SOC Ltd. - 144A		380,000	USD	5.7500		1/26/2021	341,525
Iberdrola Finanzas SA		200,000	EUR	1.0000		3/7/2025	226,547
innogy Finance BV		250,000	EUR	1.0000		4/13/2025	281,972
Orsted A/S		250,000	EUR	1.5000		11/26/2029	298,056
							1,522,363
ENERGY-ALTERNATE SOURCES - 2.1%
ENN Clean Energy International Investment Ltd.		700,000	USD	7.5000		2/27/2021	693,721

ENGINEERING & CONSTRUCTION - 1.9%
Heathrow Funding Ltd.		100,000	GBP	3.8750		3/1/2027	116,749
Heathrow Finance PLC		100,000	GBP	7.1250		2/14/2024	143,606
IHS Netherlands Holdco BV - 144A		400,000	GBP	8.0000		9/18/2027	370,000
							630,355
FOOD - 3.2%
BRF GmbH - 144A		279,000	USD	4.3500		9/29/2026	242,618
Danone SA		200,000	EUR	0.7090		11/3/2024	226,034
Minerva Luxembourg SA - 144A		512,000	USD	6.5000		9/20/2026	493,005
Nomad Foods Bondco PLC		100,000	EUR	3.2500		5/15/2024	110,492
							1,072,149
FOREST PRODUCTS & PAPER - 0.7%
WEPA Hygieneprodukte GmbH - 144A		100,000	EUR	2.8750		12/15/2027	104,683
WEPA Hygieneprodukte GmbH		100,000	EUR	2.8750		12/15/2027	107,928
							212,611

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2020

		Principal
Security	Variable Rate	Amount ($)		Interest Rate %	Maturity Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
INSURANCE - 1.9%
Great-West Lifeco, Inc.		300,000	EUR	2.5000	4/18/2023	$343,947
NN Group NV		250,000	EUR	1.6250	6/1/2027	284,276
						628,223
IRON/STEEL - 4.6%
CSN Resources SA - 144A ^		571,000	USD	7.6250	4/17/2026	408,037
Metinvest BV - 144A		36,000	USD	7.7500	4/23/2023	25,637
Metinvest BV - 144A		1,449,000	USD	7.7500	10/17/2029	946,516
thyssenkrupp AG		150,000	EUR	1.3750	3/3/2022	158,647
						1,538,837
MEDIA - 2.4%
Telenet Finance Luxembourg Notes Sarl		100,000	EUR	3.5000	3/1/2028	112,991
UPCB Finance VII Ltd.		200,000	EUR	3.6250	6/15/2029	217,474
Virgin Media Secured Finance PLC		200,000	GBP	5.0000	4/15/2027	253,847
Ziggo Bond Co. BV - 144A		100,000	EUR	3.3750	2/28/2030	103,506
Ziggo BV		100,000	EUR	2.8750	1/15/2030	104,163
						791,981
MINING - 1.9%
Corp Nacional del Cobre de Chile - 144A		66,000	USD	4.3750	2/5/2049	67,929
First Quantum Minerals Ltd - 144A		632,000	USD	6.8750	3/1/2026	557,203
						625,132
MULTI-NATIONAL - 0.8%
European Investment Bank		10,000	BRL	7.2500	6/28/2021	1,944
European Investment Bank		200,000	EUR	1.1250	9/15/2036	257,240
						259,184
OIL & GAS - 6.7%
Ecopetrol SA		27,000	USD	5.8750	5/28/2045	23,817
Geopark Ltd. - 144A		651,000	USD	6.5000	9/21/2024	473,733
Kosmos Energy Ltd. - 144A		369,000	USD	7.1250	4/4/2026	232,359
Petrobras Global Finance BV		93,000	USD	5.9990	1/27/2028	90,405
Petroleos Mexicanos		116,000	USD	6.8750	8/4/2026	96,686
Petroleos Mexicanos		21,000	USD	6.5000	1/23/2029	16,640
Petroleos Mexicanos - 144A		145,000	USD	6.8400	1/23/2030	114,818
Petroleos Mexicanos		73,000	USD	6.8400	1/23/2030	57,805
Petroleos Mexicanos - 144A		291,000	USD	7.6900	1/23/2050	215,340
Petroleos Mexicanos		133,000	USD	7.6900	1/23/2050	98,420
Tullow Oil PLC - 144A		927,000	USD	7.0000	3/1/2025	487,834
YPF SA - 144A		652,000	USD	8.5000	7/28/2025	320,980
						2,228,837
PACKAGING & CONTAINERS - 1.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.		200,000	GBP	4.7500	7/15/2027	244,961
Smurfit Kappa Treasury ULC		100,000	EUR	1.5000	9/15/2027	104,875
Trivium Packaging Finance BV		200,000	EUR	3.7500	8/15/2026	216,292
						566,128
PHARMACEUTICALS - 2.0%
Grifols SA		100,000	EUR	3.2000	5/1/2025	109,653
Grifols SA		100,000	EUR	2.2500	11/15/2027	107,339
Mylan NV		200,000	EUR	3.1250	11/22/2028	238,102
Nidda BondCo GmbH		100,000	EUR	5.0000	9/30/2025	104,752
Nidda Healthcare Holding GmbH		100,000	EUR	3.5000	9/30/2024	106,872
						666,718
PIPELINES - 0.3%
Southern Gas Corridor CJSC - 144A		99,000	USD	6.8750	3/24/2026	103,708

REAL ESTATE - 4.7%
ESR Cayman Ltd.		557,000	USD	7.8750	4/4/2022	542,672
Theta Capital Pte Ltd.		200,000	USD	8.1250	1/22/2025	157,584
Wanda Properties International Co. Ltd.		1,000,000	USD	7.2500	1/29/2024	862,750
						1,563,006
REITS - 0.7%
Westfield America Management Ltd.		200,000	GBP	2.1250	3/30/2025	244,448

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2020

		Principal
Security	Variable Rate	Amount ($)		Interest Rate %		Maturity Date	Value
CORPORATE BONDS & NOTES - 65.4% (Continued)
TELECOMMUNICATIONS - 6.8%
Altice France Holding SA - 144A		100,000	EUR	8.0000		5/15/2027	$111,670
Altice France SA - 144A		100,000	EUR	2.1250		2/15/2025	102,411
Axtel SAB de CV - 144A		660,000	USD	6.3750		11/14/2024	618,882
Deutsche Telekom International Finance BV		250,000	EUR	0.8750		1/30/2024	280,703
Nokia Oyj		100,000	EUR	2.0000		3/11/2026	106,461
Orange SA		200,000	EUR	2.0000		1/15/2029	247,302
Telecom Italia SpA/Milano		200,000	EUR	3.6250		5/25/2026	229,521
Telefonica Europe BV	Euro 6 Year Swap Rate + 4.11%	100,000	EUR	4.3750	+	3/14/2168	111,757
VF Ukraine PAT via VFU Funding PLC - 144A		250,000	USD	6.2000		2/11/2025	232,500
Vodafone Group PLC	Euro 5 Year Swap Rate + 2.67%	200,000	EUR	3.1000	+	1/3/2079	217,192
							2,258,399
WATER - 0.7%
Veolia Environnement SA		200,000	EUR	1.4960		11/30/2026	232,857

TOTAL CORPORATE BONDS & NOTES (Cost - $24,964,579)							21,763,950

FOREIGN GOVERNMENT BONDS - 27.6%
Angolan Government International Bond		262,000	USD	9.3750		5/8/2048	114,132
Angolan Government International Bond - 144A		300,000	USD	9.1250		11/26/2049	130,358
Argentine Republic Government International Bond		133,000	USD	6.8750		4/22/2021	38,637
Argentine Republic Government International Bond		11,000	USD	5.6250		1/26/2022	3,107
Argentine Republic Government International Bond		7,000	USD	4.6250		1/11/2023	1,995
Argentine Republic Government International Bond		111,000	EUR	3.3750		1/15/2023	30,754
Argentine Republic Government International Bond		127,000	USD	7.5000		4/22/2026	34,353
Argentine Republic Government International Bond		16,000	USD	5.8750		1/11/2028	4,104
Argentine Republic Government International Bond		169,262	EUR	7.8200		12/31/2033	54,314
Argentine Republic Government International Bond		26,146	EUR	7.8200		12/31/2033	8,265
Benin Government International Bond - 144A		100,000	EUR	5.7500		3/26/2026	91,398
Brazil Notas do Tesouro Nacional Serie F		1,570,000	BRL	10.0000		1/1/2023	334,563
Brazilian Government International Bond		112,000	USD	4.5000		5/30/2029	111,514
Canadian Government Bond		550,000	CAD	2.2500		6/1/2029	458,667
Colombia Government International Bond		100,000	EUR	3.8750		3/22/2026	115,012
Czech Republic Government Bond		2,780,000	CZK	0.7500		2/23/2021	113,027
Czech Republic Government Bond		1,450,000	CZK	3.8500		9/29/2021	61,648
Czech Republic Government Bond		2,100,000	CZK	0.9500		5/15/2030	82,780
Dominican Republic International Bond - 144A		82,000	USD	5.8750		1/30/2060	66,420
Ecuador Government International Bond - 144A		218,000	USD	10.7500		1/31/2029	63,495
Ecuador Government International Bond		200,000	USD	10.7500		1/31/2029	58,252
Ecuador Government International Bond - 144A		200,000	USD	9.5000		3/27/2030	58,500
Egypt Government International Bond - 144A		203,000	EUR	6.3750		4/11/2031	187,487
Egypt Government International Bond - 144A		25,000	USD	8.5000		1/31/2047	22,459
Egypt Government International Bond - 144A		200,000	USD	8.1500		11/20/2059	175,216
El Salvador Government International Bond		61,000	USD	8.2500		4/10/2032	50,172
El Salvador Government International Bond		100,000	USD	7.6500		6/15/2035	79,860
Gabon Government International Bond - 144A		34,000	USD	6.9500		6/16/2025	24,340
Ghana Government International Bond - 144A		17,000	USD	6.3750		2/11/2027	13,175
Ghana Government International Bond - 144A		61,000	USD	8.1250		3/26/2032	46,838
Ghana Government International Bond - 144A		37,000	USD	7.8750		2/11/2035	27,990
Ghana Government International Bond - 144A		136,000	USD	8.9500		3/26/2051	103,888
Ghana Government International Bond - 144A		7,000	USD	8.7500		3/11/2061	5,307
Indonesia Government International Bond - 144A		100,000	EUR	2.1500		7/18/2024	108,695
Indonesia Treasury Bond		2,891,000,000	IDR	7.0000		5/15/2027	186,579
Indonesia Treasury Bond		1,137,000,000	IDR	8.3750		3/15/2034	77,564
Ireland Government Bond		76,000	EUR	5.4000		3/13/2025	106,285
Ireland Government Bond		50,000	EUR	0.9000		5/15/2028	58,834
Ireland Government Bond		130,000	EUR	1.3000		5/15/2033	160,633
Italy Buoni Poliennali Del Tesoro		240,000	EUR	4.5000		3/1/2024	297,430
Italy Buoni Poliennali Del Tesoro		750,000	EUR	2.8000		12/1/2028	894,983
Italy Buoni Poliennali Del Tesoro		235,000	EUR	5.0000		9/1/2040	364,126
Ivory Coast Government International Bond - 144A		123,000	EUR	5.8750		10/17/2031	110,540
Japan Government Forty Year Bond		6,150,000	JPY	0.8000		3/20/2058	64,895
Japan Government Thirty Year Bond		17,000,000	JPY	1.5000		3/20/2045	201,317
Japan Government Thirty Year Bond		17,150,000	JPY	0.5000		9/20/2046	164,266
Kenya Government International Bond - 144A		99,000	USD	8.0000		5/22/2032	90,136
Lebanon Government International Bond		175,000	USD	6.6500		2/26/2030	29,313

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2020

		Principal
Security	Variable Rate	Amount ($)		Interest Rate %		Maturity Date	Value
FOREIGN GOVERNMENT BONDS - 27.6% (Continued)
Mexican Bonos		3,080,000	MXN	5.7500		3/5/2026	$128,391
Mexican Bonos		3,260,000	MXN	7.5000		6/3/2027	147,086
Mexican Bonos		1,880,000	MXN	7.7500		11/13/2042	78,605
Mexico Government International Bond		100,000	EUR	1.6250		4/8/2026	100,843
Mozambique International Bond - 144A		200,000	USD	5.0000		9/15/2031	140,000
Nigeria Government International Bond - 144A		178,000	USD	6.5000		11/28/2027	135,725
Nigeria Government International Bond		200,000	USD	7.6250		11/28/2047	147,800
Papua New Guinea Government International Bond - 144A		204,000	USD	8.3750		10/4/2028	181,988
Peru Government Bond		522,000	PEN	6.1500		8/12/2032	171,832
Portugal Obrigacoes do Tesouro OT		100,000	EUR	4.1250		4/14/2027	136,427
Province of British Columbia Canada		150,000	CAD	3.2000		6/18/2044	129,441
Province of Ontario Canada		250,000	CAD	2.8000		6/2/2048	203,231
Russian Federal Bond - OFZ		480,000	RUB	7.4000		12/7/2022	6,825
Russian Federal Bond - OFZ		24,290,000	RUB	6.9000		5/23/2029	351,199
Russian Foreign Bond - Eurobond		400,000	USD	4.2500		6/23/2027	434,530
Spain Government Bond		70,000	EUR	4.2000		1/31/2037	113,213
Spain Government Bond		250,000	EUR	2.7000		10/31/2048	353,065
Turkey Government International Bond		109,000	USD	7.6250		4/26/2029	107,836
Turkey Government International Bond		35,000	USD	5.7500		5/11/2047	26,725
Ukraine Government International Bond - 144A		5,000	USD	7.7500		9/1/2026	4,638
Ukraine Government International Bond - 144A		100,000	EUR	4.3750		1/27/2030	85,171
Ukraine Government International Bond - 144A		262,000	USD	7.3750		9/25/2032	233,240
Ukraine Government International Bond		92,000	USD	0.0001		5/31/2040	68,450
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $10,350,273)							9,173,884

WHOLE LOAN COLLATERAL - 0.9%
Bankinter 10 FTA	3M Euro LIBOR + 0.16%	74,856	EUR	0.0001	+	6/21/2043	80,141
Dutch Property Finance 2017-1 BV	3M Euro LIBOR + 0.68%	182,646	EUR	0.5190	+	1/28/2048	197,132
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro LIBOR + 0.15%	32,067	EUR	0.0001	+	1/18/2049	33,971
TOTAL WHOLE LOAN COLLATERAL (Cost - $324,133)							311,244

		Shares
COLLATERAL FOR SECURITIES LOANED - 3.2%
Mount Vernon Prime Portfolio #		1,087,003		0.4800	+
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,087,003)							1,087,003

TOTAL INVESTMENTS - 97.1% (Cost - $36,725,988)							$32,336,081
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.9%							960,904
NET ASSETS - 100.0%							$33,296,985

BRL - Brazilian Real	EUR - Euro	JPY - Japanese Yen	RUB - Russian Ruble

CAD - Canadian Dollar	GBP - United Kingdom Pound	MXN - Mexican Peso	USD - US Dollar

CZK - Czech Koruna	IDR - Indonesian Rupiah	PEN - Peruvian Sol

+	Variable rate security. Interest rate is as of April 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $1,062,329 at April 30, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $10,846,821 or 32.6% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

H15T5Y - 5 Year Treasury Rate

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
LONG FUTURES CONTRACTS - 0.2%
EURO-BUXL 30 Year Bond Future	Barclays	3	720,270	6/8/2020	(3,779)
Japanese 10 Year Bond (OSE)	Barclays	7	10,001,683	6/15/2020	(35,436)
Long Gilt Future	Barclays	21	3,647,447	6/26/2020	113,272
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED					74,057

SHORT FUTURES CONTRACTS - (1.6)%
US 5 Year NOTE (CBT)	Barclays	(64)	(8,030,976)	6/30/2020	(309,476)
US 10 Year NOTE (CBT)	Barclays	(38)	(5,284,394)	6/19/2020	(219,020)
NET UNREALIZED LOSS FROM FUTURES CONTRACTS SOLD					(528,496)

NET UNREALIZED LOSS FROM FUTURES CONTRACTS					$(454,439)

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based.

While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2020

OPEN CREDIT DEFAULT SWAP AGREEMENTS

Amortized
				Notional		Upfront
			Fixed Deal	Value at	Fair	Payments	Unrealized
Reference Entity	Counter Party	Termination Date	(Pay) Rate	April 30, 2020	Value	Paid	Depreciation
CDX.EM.32-V2	Citibank	12/20/2024	1.00%	$(147,000)	$(13,691)	$5,950	$(7,741)

Portfolio Composition * - (Unaudited)
Netherlands	14.3%	Canada	5.2%
Great Britain	7.6%	Virgin Islands	4.8%
France	7.1%	Spain	3.8%
Luxembourg	6.2%	Russia	3.2%
Mexico	5.6%	Other Countries**	36.7%
Italy	5.5%	Total	100.00%

*	Based on total value of investments as of April 30, 2020.

**	Includes Collateral for Securities Loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2020

As of April 30, 2020 the following Forward Foreign Currency Exchange Contracts were open:

Forward Foreign Currency Exchange Contracts

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Euro		5/7/2020	Citigroup	$3,688,893		$4,040,691		$29,691
Euro		6/25/2020	Citigroup	12,941		14,190		109
Japanese Yen		6/25/2020	Citigroup	37,250,000		348,625		10,033
Egyptian Pound		8/10/2020	JP Morgan Chase	1,780,000		108,554		(115)
								$39,718

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Euro		5/7/2020	JP Morgan Chase	$(3,664,225)		$(4,013,670)		$(2,670)
Euro		6/4/2020	Citigroup	(3,899,198)		(4,273,473)		(31,473)
British Pound		6/25/2020	Citigroup	(356,900)		(450,281)		(28,609)
British Pound		6/25/2020	JP Morgan Chase	(120,000)		(151,397)		(2,218)
Canadian Dollar		6/25/2020	Barclays	(1,044,600)		(752,209)		(24,574)
Euro		6/25/2020	Citigroup	(8,879,621)		(9,736,662)		(199,580)
Euro		6/25/2020	JP Morgan Chase	(100,000)		(109,652)		1,045
Japanese Yen		6/25/2020	Citigroup	(100,036,600)		(936,249)		(33,048)
Japanese Yen		6/25/2020	JP Morgan Chase	(10,800,000)		(101,078)		(740)
Egyptian Pound		8/10/2020	JP Morgan Chase	(1,780,000)		(108,554)		314
								$(321,553)

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Unrealized
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	Depreciation
To Buy:	To Sell:
Euro	British Pound	6/25/2020	Citigroup	$497,741	$(459,400)	$545,782	$(579,600)	$(33,818)
Euro	British Pound	6/25/2020	Citigroup	23,044	(20,300)	25,268	(25,611)	(344)
Euro	British Pound	6/25/2020	Citigroup	19,860	(17,300)	21,776	(21,826)	(50)
								$(34,212)

Net Unrealized Loss on Forward Foreign Currency Exchange Contracts								$(316,047)

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

As the first fiscal quarter ended with the virus outbreak in China causing a moderate equity decline in the latter half of January, markets generally rebounded and struck new highs through the middle of February. However, as the breadth of the virus grew exponentially, affecting every major economy in the world, markets crumbled. As U.S. equities in general, as measured by the S&P 500 Index, rose 6.7 percent in the first fiscal quarter, the 9.3 percent decline in the second fiscal quarter brought the overall performance for the 6-month period deep into the red. Large cap stocks, as measured by the Russell 1000 Index, had led the way in the first fiscal quarter, increasing 6.9 percent, but in the second fiscal quarter they declined 9.8 percent, maintaining a lead over their small cap counterparts. As has been the case through much of the bull market and now in the bear market, growth continued to outperform value. The large cap value stocks, as measured by the Russell 1000 Value Index, declined 16.7 percent during the second fiscal quarter while large cap growth stocks, as measured by the Russell 1000 Growth Index, declined 3.5 percent. This further exacerbated the outperformance of growth over value since the start of the fiscal year, as large cap value stocks returned a negative 13.6 percent versus large cap growth’s 6.1 percent increase.

Allocation Review

Perhaps one of the primary drivers of the underperformance of value versus growth is the significantly higher weighting of the financial services and energy sectors, two of the hardest hit sectors during the first half of the fiscal year, in the large cap value benchmark index as opposed to those sector weights in the large cap growth index. Comprising close to 29 percent of the index, the financial services sector is the largest large cap value sector. As interest rates plummeted, the banking industry’s margins also compressed. The energy sector, which does not even comprise one percent of the large cap growth space, represents close to 7 percent of the large cap value market. Therefore, its 30.9 percent decline during the six-month period marked the largest sector decline and the second- largest overall detractor from returns. The financial services sector fell 22.6 percent during the same time period, which awarded it the place of second- worst performer and the overall largest detractor from absolute returns once allocation percentage was considered. The Fund was slightly underweight both of these sectors during the six-month fiscal period, benefitting the Fund on a relative basis. In addition, the Fund was overweight the health care, technology, materials and processing, and utilities sectors, which were four of the five best-performing sectors during the first half of the fiscal year. The health care and technology sectors were the only sectors that had a positive return during the six-month period, increasing 8.1 percent and 0.8 percent, respectively.

Holdings Insights

Since many sector weights were similar to the benchmark index, most within a two percent margin, the stock selection within each of those sectors drove the majority of the relative returns. For example, in the financial services sector, the Fund’s outperformance of the sector by more than three percent was primarily driven by holdings such as Prologis Inc. (PLD) (holding weight*: 1.72 percent), an industrial real estate investment trust that specializes in warehouse and distribution centers. The Fund also held Intercontinental Exchange Inc. (ICE) (holding weight*: 1.40 percent), a global commodity and financial products marketplace, and The Travelers Companies Inc. (TRV) (holding weight*: 0.73 percent), a commercial and personal property and casualty insurance provider. From the beginning of the fiscal year through April, PLD increased 3.1 percent, while ICE and TRV declined 4.5 percent and 21.8 percent, respectively. While PLD was only moderately positive and ICE was modestly negative, this performance was significantly higher than the sector as a whole and were some of the primary drivers behind the Fund’s outperformance within the financial services space. One of the largest holdings in the same sector was Bank of America Corp. (BAC) (holding weight*: 2.99 percent), one of the world’s largest banks. BAC performed much more similar to the sector as a whole as well as ICE, declining 22.2 percent over the same six-month time period.

As the second-largest sector in the large cap value space, and the best-performing sector during the six-month period, the health care sector produced some of the strongest performers in the Fund. One such holding was Gilead Sciences Inc. (GILD) (holding weight**: 0.51 percent), a research- based biopharmaceutical company. GILD was consistently making headlines during much of the second fiscal quarter regarding the efficacy of a drug it had developed to potentially reduce the duration and severity of the virus’ symptoms. As positive developments emerged, GILD surged 34.2 percent during the second fiscal quarter, ending the six-month period up 34.4 percent. While other Fund holdings in the health care sector were not near as fortunate in regard to returns, Johnson & Johnson (JNJ) (holding weight*: 2.32 percent), a diversified health care company, and Thermo Fisher Scientific, Inc. (TMO) (holding weight*: 1.67 percent), a scientific instrument manufacturer, each landed in positive territory as they increased 15.2 percent and 11.0 percent, respectively. Only three Fund holdings reflected six-month overall declines in the health care sector, Medtronics PLC (MDT) (holding weight*: 2.49 percent), a developer of therapeutic and diagnostic medical products, Biogen Inc. (BIIB) (holding weight*: 0.33 percent), a biotechnology company that develops therapies for the treatment of neurological diseases, and Merck & Co. Inc. (MRK) (holding weight*: 1.50 percent), a global health care company. During the semi-annual period, MDT, BIIB, and MRK declined 9.4 percent, 0.6 percent, and 7.1 percent, respectively.

Stock selection within the energy sector was treacherous, as all Fund holdings in the sector declined, with most declining 20 percent or worse. The largest energy holding in the Fund, Chevron Corp. (CVX) (holding weight*: 2.04 percent), an integrated energy company, was also the Fund’s best performer in the sector during the fiscal semi-annual period. During the six-month period, CVX declined 19.1 percent, greatly outperforming its average peer in the energy sector. However, most other energy holdings in the Fund performed much more similar to the sector as a whole. For example, ConocoPhillips Company (COP) (holding weight*: 1.04 percent), one of the world’s largest exploration companies, and EOG Resources, Inc. (EOG) (holding weight*: 0.76 percent), a shale-based oil and natural gas prospector, declined 23.2 percent and 30.6 percent, respectively. Most energy names suffered as the rout in oil prices stressed companies along every level of the supply chain.

Sub-Adviser Outlook

The Sub-Adviser continues to seek what it believes are quality stocks of companies that possess the means to navigate and survive these trying times. Specifically, the Sub-Adviser is not seeking to isolate these holdings to only a few sectors, but instead searching within each sector and maintaining diversification similar to the benchmark index. Therefore, it expects the Fund’s performance to continue to be primarily dictated by stock selection as opposed to macro-oriented sector views.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	(12.51)%	(9.99)%	3.18%	7.34%
Class C	(12.95)%	(10.88)%	2.16%	6.27%
Class A with load of 5.75%	(17.61)%	(15.36)%	1.72%	6.44%
Class A without load	(12.57)%	(10.22)%	2.93%	7.08%
Russell 1000 Value Index	(13.66)%	(11.01)%	3.90%	8.54%
Morningstar Large Cap Value Category	(13.76)%	(11.60)%	3.22%	7.52%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.14% for Class N, 2.14% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 98.1%
AEROSPACE/DEFENSE - 2.7%
Lockheed Martin Corp.	2,881	$1,120,882
Northrop Grumman Corp.	4,432	1,465,529
		2,586,411
AIRLINES - 0.8%
Delta Air Lines, Inc. ^	27,529	713,276

BANKS - 10.1%
Bank of America Corp.	118,682	2,854,302
JPMorgan Chase & Co.	36,347	3,480,589
State Street Corp. ^	25,180	1,587,347
Truist Financial Corporation ^	33,852	1,263,357
Wells Fargo & Co.	15,519	450,827
		9,636,422
BEVERAGES - 1.9%
PepsiCo, Inc.	13,871	1,834,995

BIOTECHNOLOGY - 0.3%
Biogen, Inc. *	1,060	314,640

BUILDING MATERIALS - 2.0%
Martin Marietta Materials, Inc.	6,994	1,330,469
Owens Corning	13,823	599,365
		1,929,834
CHEMICALS - 2.7%
Air Products & Chemicals, Inc.	6,348	1,431,982
CF Industries Holdings, Inc.	14,761	405,927
Huntsman Corp.	41,882	704,036
		2,541,945
COMMERCIAL SERVICES - 1.4%
Quanta Services, Inc. ^	37,072	1,347,938

COMPUTERS - 0.9%
Apple, Inc. ^	2,833	832,335

COSMETICS / PERSONAL CARE - 3.4%
Procter & Gamble Co.	27,063	3,189,916

DIVERSIFIED FINANCIAL SERVICES - 3.1%
American Express Co. ^	7,481	682,641
Charles Schwab Corp. ^	24,899	939,190
Intercontinental Exchange, Inc.	14,968	1,338,888
		2,960,719
ELECTRIC - 6.7%
American Electric Power Co., Inc. ^	20,349	1,691,205
DTE Energy Co.	14,074	1,460,037
Duke Energy Corp.	17,425	1,475,200
Xcel Energy, Inc. ^	26,779	1,702,073
		6,328,515
ELECTRONICS - 1.4%
Honeywell International, Inc.	9,076	1,287,884

FOOD - 2.0%
Mondelez International, Inc.	27,890	1,434,662
Tyson Foods, Inc.	7,668	476,873
		1,911,535

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
HEALTHCARE-PRODUCTS - 5.5%
Hill-Rom Holdings, Inc.	11,447	$1,287,673
Medtronic PLC	24,302	2,372,604
Thermo Fisher Scientific, Inc.	4,753	1,590,734
		5,251,011
HEALTHCARE-SERVICES - 1.0%
UnitedHealth Group, Inc. ^	3,387	990,596

HOUSEHOLD PRODUCTS / WARES - 1.8%
Kimberly-Clark Corp.	12,105	1,676,300

INSURANCE - 7.2%
Allstate Corp.	12,387	1,260,006
Berkshire Hathaway, Inc. *	6,085	1,140,086
Hartford Financial Services Group, Inc.	28,814	1,094,644
Prudential Financial, Inc. ^	19,515	1,217,151
Travelers Cos., Inc. ^	6,901	698,450
Willis Towers Watson PLC	8,030	1,431,669
		6,842,006
INTERNET - 2.3%
Alphabet, Inc. *	935	1,259,164
E*TRADE Financial Corp. ^	22,014	893,989
		2,153,153
MACHINERY-CONSTRUCTION & MINING - 1.1%
Caterpillar, Inc.	9,180	1,068,368

MEDIA - 4.5%
Comcast Corp.	52,902	1,990,702
Discovery, Inc. * ^	51,045	1,144,429
Walt Disney Co. ^	10,384	1,123,030
		4,258,161
MISCELLANEOUS MANUFACTURING - 1.2%
Textron, Inc.	15,542	409,687
Trane Technologies PLC ^	8,488	742,021
		1,151,708
OIL & GAS - 4.7%
Chevron Corp. ^	21,138	1,944,696
ConocoPhillips ^	23,532	990,697
EOG Resources, Inc.	15,233	723,720
Phillips 66 ^	11,433	836,553
		4,495,666
PACKAGING & CONTAINERS - 0.7%
Westrock Co.	20,242	651,590

PHARMACEUTICALS - 7.6%
AbbVie, Inc.^	12,432	1,021,910
Cigna Corp.	6,029	1,180,358
Eli Lilly & Co. ^	8,598	1,329,595
Johnson & Johnson	14,723	2,209,039
Merck & Co., Inc.	18,085	1,434,864
		7,175,766
REITS - 4.7%
AvalonBay Communities, Inc. ^	3,897	635,016
Boston Properties, Inc. ^	11,842	1,150,806
Equity LifeStyle Properties, Inc.	8,933	538,749
Highwoods Properties, Inc.	13,597	527,700
Prologis, Inc.	18,415	1,643,170
		4,495,441
RETAIL - 2.7%
Best Buy Co., Inc.	15,303	1,174,199
Target Corp.	12,608	1,383,602
		2,557,801

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 98.1% (Continued)
SEMICONDUCTORS - 3.5%
Broadcom, Inc.	2,719	$738,535
Intel Corp. ^	17,650	1,058,647
Micron Technology, Inc. * ^	16,863	807,569
ON Semiconductor Corp. * ^	46,693	749,189
		3,353,940
SOFTWARE - 2.2%
Microsoft Corp. ^	6,754	1,210,384
Oracle Corp.	16,249	860,710
		2,071,094
TELECOMMUNICATIONS - 7.1%
AT&T, Inc. ^	77,320	2,355,940
Cisco Systems, Inc.	28,421	1,204,482
Verizon Communications, Inc.	54,492	3,130,565
		6,690,987
TRANSPORTATION - 0.9%
Kansas City Southern ^	6,321	825,207

TOTAL COMMON STOCKS (Cost - $81,805,586)		93,125,160

COLLATERAL FOR SECURITIES LOANED - 33.1%
Mount Vernon Prime Portfolio, 0.48% + #	31,430,373	31,430,373
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $31,430,373)

TOTAL INVESTMENTS - 131.2% (Cost - $113,235,959)		$124,555,533
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.2)%		(29,590,848)
NET ASSETS - 100.0%		$94,964,685

PLC - Public Limited Company

REITS - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $29,953,884 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be ’102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	19.2%	Technology	5.0%
Consumer, Non-cyclical	19.0%	Energy	3.6%
Communications	10.5%	Consumer, Cyclical	2.6%
Industrial	7.6%	Basic Materials	2.0%
Utilities	5.1%	Others **	25.4%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020.

**	Includes collateral for securities loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Small cap value stocks, as measured by the Russell 2000 Value Index, experienced a tumultuous decline during the most severe market declines in March, bringing the performance over the fiscal quarter to a staggering negative 23.6 percent. This decline came on the heels of barely eking out a positive 0.2 percent return in the first fiscal quarter. Therefore, small cap value stocks fell tremendously behind all other U.S. equity counterparts since the start of the most recent fiscal year. The next closest U.S. asset class was large cap value, as measured by the Russell 1000 Value Index, which was down 13.7 percent, nearly 10 percent ahead of the cumulative 23.5 percent decline posted by small cap value stocks. During both the first and second fiscal quarters, the losses in small cap value stocks were fairly widespread and were dominated by similar factors, including risk-off trading and concerns regarding how a prolonged low interest rate environment may impair one of the largest small cap value sectors, financial services. The additional pressure provided by the global shutdown greatly exacerbated these issues and concerns.

Allocation Review

Although all sectors posted negative performance since the start of the fiscal year, there was a high amount of dispersion between the best and worst performing sectors. The strongest performing sectors during the six -month fiscal period were consumer staples, technology, and health care, which decreased 7.4 percent, 0.2 percent, and 1.3 percent, respectively. The combined weight of these three sectors was roughly 16 percent of the small cap value space, so their impact on overall performance was marginal. The most negatively performing sectors included energy, consumer discretionary, and financial services, which decreased 40.5 percent, 29.8 percent, and 28.6 percent, respectively. As these sectors combined accounted for more than half of small cap value stocks, their largely negative performance dominated the overall return of the space. While the benchmark index did not have any sectors ending the six-month period in positive territory, the Fund managed to see a positive return in the technology sector. However, the Fund’s positive overall performance in the sector was primarily attributable to a positive first fiscal quarter as opposed to a positive second fiscal quarter. In fact, the only sector that was positive in the Fund during the second fiscal quarter was the smallest sector, consumer staples. In the first fiscal quarter, this sector was the Fund’s worst performing sector, which declined more than 16 percent, so the second fiscal quarter’s increase of 9.4 percent helped to offset much of that relative detraction in the previous fiscal quarter. As the Sub-Adviser strives to maintain similar sector weights to the benchmark index, the Fund’s relative performance is primarily represented by the stock selection within each sector as opposed to sector overweights and underweights.

Holdings Insights

The energy sector proved to be the worst performing sector in the benchmark index and the Fund during the six-month period. The Fund only held a few holdings in the energy sector since the start of the fiscal year through the end of April, as the extreme disruptions in the space and corresponding decimation of some of the energy stocks resulted in the Sub-Adviser making adjustments to the Fund’s exposures. Energy holdings that were retained for the entire fiscal six-month period included Bonanza Creek Energy Inc. (BCEI) (holding weight*: 1.05 percent), an independent oil and natural gas company, Archrock Inc. (AROC) (holding weight*: 0.80 percent), a natural gas contract compression services company, and CVR Energy, Inc. (CVI) (holding weight*: 0.49 percent), a refiner and marketer of high value transportation fuels. While AROC and CVI declined relatively near the magnitude of the energy sector as a whole, plummeting 48.5 percent and 47.4 percent, respectively, BCEI managed to only fall 2.0 percent during the fiscal quarter. In the second fiscal quarter, when most of the devastation in the energy sector was experienced, BCEI’s stock price was afflicted similarly to its peers going into the market lows reached in March, but its rebound from mid-March through the end of the April exceeded 84 percent, regaining most of the losses.

The consumer discretionary and financial services sectors were also significant detractors from absolute returns over the six-month period, sparing very few Fund holdings during the onslaught. As unemployment rates surged and home purchases slowed while mortgage forbearance climbed, two Fund holdings found themselves in the epicenter. One was the largest consumer discretionary holding in the Fund, Taylor Morrison Home Corp. (TMHC) (holding weight*: 1.12 percent), a residential homebuilder, and the other was one of the largest financial services holdings in the Fund, Essent Group Ltd. (ESNT) (holding weight*: 0.67 percent), a residential property mortgage insurance and reinsurance company. From the start of the fiscal year through April, TMHC fell 41.9 percent while ESNT declined 47.2 percent. The largest Fund holding in the financial services sector, Rexford Industrial Realty Inc. (REXR) (holding weight*: 1.25 percent), a real estate investment trust focused on industrial properties in Southern California, was a relative contributor to Fund performance as it declined 14.5 percent, outpacing the sector by 14 percent. Similarly, the second-largest Fund holding in the consumer discretionary sector, Standard Motor Products, Inc. (SMP) (holding weight*: 0.96 percent), an automotive replacement parts manufacturer, declined 23.3 percent since it was added to the Fund in early January, detracting from absolute performance, but slightly contributing on a relative basis.

As it is the smallest sector in the benchmark index and the Fund, the consumer staples sector generally has little overall impact on relative or absolute performance for the Fund. However, it was the sole sector that the Fund managed to generate a positive return during the second fiscal quarter. While the sector declined 4.8 percent, the Sub-Adviser’s strong stock selection and active trading in the sector produced a positive 9.4 percent return. Of the six holdings that the Sub-Adviser traded amongst during the second fiscal quarter, five yielded a positive return during the period in which they were held in the fiscal quarter most impacted by the virus pandemic. The largest contributor to this return was SpartanNash Co. (SPTN) (holding weight**: 0.36 percent), a food wholesale and retail distribution provider. From when it was added to the Fund in early March until it was sold at the end of March, SPTN surged 41.4 percent as its operations that include distribution to both commercial businesses and military commissaries experienced a spike in a demand. This is an example of the Sub-Adviser’s strategy highlighting a holding for a short period of time amidst the turmoil experienced in the latter months of the semi-annual fiscal period.

Sub-Adviser Outlook

Despite the extreme dislocations, the Sub-Adviser continues to adhere to its implementation of its quantitatively-driven approach, focusing on what its industry-specific factors have identified as attractive opportunities. During the strong recovery in April, these factors broadly contributed to relative outperformance, bolstering the Sub-Adviser’s optimism that they will continue to outperform over meaningful long-term time periods. The Sub-Adviser believes that the current market continues to underappreciate some of the factors that the Sub-Adviser focuses on, and expects that its valuation-oriented signals will succeed as a positive contributor to its stock selection for the Fund.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	(24.20)%	(23.42)%	0.61%	5.59%
Class C	(24.62)%	(24.20)%	(0.41)%	4.54%
Class A with load of 5.75%	(28.64)%	(27.98)%	(0.83)%	4.72%
Class A without load	(24.29)%	(23.60)%	0.36%	5.35%
Russell 2000 Value Index	(23.44)%	(23.84)%	0.30%	5.30%
Morningstar Small Cap Value Category	(23.25)%	(24.73)%	(1.33)%	4.82%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.72% for Class N, 2.72% for Class C and 1.97% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 104.3%
AGRICULTURE - 2.1%
Darling Ingredients, Inc. * ^	34,808	$716,697
Phibro Animal Health Corp.	21,100	563,581
		1,280,278
AIRLINES - 0.3%
SkyWest, Inc.	5,790	179,201

APPAREL- 0.9%
Oxford Industries, Inc. ^	13,250	555,440

AUTO PARTS & EQUIPMENT - 1.3%
Cooper Tire & Rubber Co.	9,184	194,609
Standard Motor Products, Inc. ^	14,900	606,281
		800,890
BANKS - 20.4%
BancFirst Corp.	5,620	216,426
Bancorp, Inc. *	50,568	352,459
BankUnited, Inc.	27,732	549,371
Banner Corp.	16,080	617,954
Central Pacific Financial Corp.	26,590	465,059
First Bancorp/Southern Pines NC	14,270	379,439
First Bancshares, Inc. ^	12,160	242,227
First Citizens BancShares Inc/NC	1,180	450,760
First Interstate BancSystem, Inc.	17,360	586,768
First Midwest Bancorp, Inc.	51,000	753,780
Flagstar Bancorp, Inc.	32,252	835,649
Heartland Financial USA, Inc.	18,660	633,880
Heritage Commerce Corp.	51,260	455,189
Independent Bank Corp.	32,660	479,775
International Bancshares Corp.	22,440	650,536
Peapack Gladstone Financial Corp.	24,670	465,523
Simmons First National Corp. ^	36,530	683,111
TriCo Bancshares	19,313	581,708
UMB Financial Corp.	14,830	753,957
United Community Banks, Inc.	38,520	814,505
Walker & Dunlop, Inc.	9,320	358,168
Western Alliance Bancorp ^	11,510	412,979
Wintrust Financial Corp.	13,890	581,991
		12,321,214
BUILDING MATERIALS - 1.0%
Masonite International Corp. *	10,290	607,933

CHEMICALS - 1.5%
Koppers Holdings, Inc. *	15,403	242,751
Minerals Technologies, Inc. ^	15,728	692,661
		935,412
COMMERCIAL SERVICES - 3.9%
BrightView Holdings, Inc. * ^	35,670	457,289
FTI Consulting, Inc . * ^	6,310	803,642
Graham Holdings Co.	1,420	553,814
Huron Consulting Group, Inc. *	9,210	516,128
		2,330,873
COMPUTERS - 1.4%
MTS Systems Corp. ^	13,947	296,653
OneSpan, Inc. *	32,070	538,776
		835,429
COSMETICS / PERSONAL CARE - 1.2%
elf Beauty, Inc. *	53,960	705,257

DIVERSIFIED FINANCIAL SERVICES - 0.9%
Artisan Partners Asset Management, Inc.	18,440	542,874

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 104.3% (Continued)
ELECTRIC - 3.9%
PNM Resources, Inc. ^	22,320	$903,737
Portland General Electric Co.	16,460	770,163
Unitil Corp.	13,810	694,781
		2,368,681
ELECTRONICS - 4.8%
Avnet, Inc. ^	20,650	619,913
Comtech Telecommunications Corp.	30,600	566,406
Knowles Corp. * ^	32,550	506,153
Sanmina Corp. *	29,710	823,858
Vishay Precision Group, Inc. *	8,004	185,052
		2,701,382
ENGINEERING & CONSTRUCTION - 1.8%
Arcosa, Inc.	12,320	459,166
Primoris Services Corp.	40,510	632,361
		1,091,527
FOOD -1.4%
Ingles Markets, Inc .	12,100	494,043
Tootsie Roll Industries, Inc. ^	10,794	379,193
		873,236
GAS - 2.4%
Southwest Gas Holdings, Inc. ^	7,831	593,590
Spire, Inc.	11,880	866,765
		1,460,355
HAND / MACHINE TOOLS - 1.3%
Regal Beloit Corp.	11,010	781,820

HEALTHCARE-PRODUCTS - 2.9%
Integer Holdings Corp. *	17,820	327,175
Lantheus Holdings, Inc. *	31,500	411,075
Varex Imaging Corp. * ^	39,005	1,019,201
		1,757,451
HEALTHCARE-SERVICES - 0.9%
National HealthCare Corp.	7,850	536,705

HOME BUILDERS - 1.2%
Taylor Morrison Home Corp. *	48,790	709,895

HOME FURNISHINGS - 1.0%
Sleep Number Corp. * ^	19,840	593,216

HOUSEHOLD PRODUCTS / WARES - 0.8%
ACCO Brands Corp.	61,547	455,448

INSURANCE - 5.5%
American Equity Investment Life Holding Co.	22,420	471,268
Assured Guaranty Ltd.	20,090	597,276
Essent Group Ltd.	15,620	426,738
Mercury General Corp.	18,343	751,329
National Western Life Group Inc	2,310	445,206
Selective Insurance Group, Inc.	12,790	641,163
		3,332,980
INTERNET - 1.4%
ePlus, Inc. *	12,310	870,933

IRON / STEEL - 0.5%
Schnitzer Steel Industries, Inc.	27,087	421,474

LEISURE TIME - 0.9%
Johnson Outdoors, Inc. ^	7,996	546,607

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
January 31, 2020

Security	Shares	Value
COMMON STOCKS - 104.3% (Continued)
LODGING - 1.0%
Hilton Grand Vacations, Inc. *	30,470	$627,682

MACHINERY-DIVERSIFIED - 1.8%
Altra Industrial Motion Corp.	25,620	715,054
Columbus McKinnon Corp.	12,650	342,562
		1,057,616
METAL FABRICATE / HARDWARE - 1.8%
AZZ, Inc.	18,070	567,217
Mueller Industries, Inc.	20,490	530,691
		1,097,908
MISCELLANEOUS MANUFACTORING - 2.6%
Federal Signal Corp. ^	24,340	655,476
Lydall, Inc. *	20,800	232,960
Materion Corp.	12,870	665,894
		1,554,330
OIL & GAS - 2.5%
Bonanza Creek Energy, Inc. *	37,880	661,385
CVR Energy, Inc. ^	12,940	308,619
HollyFrontier Corp. ^	16,390	541,526
		1,511,530
OIL & GAS SERVICES - 0.8%
Archrock, Inc. ^	105,470	507,311

PACKAGING & CONTAINERS - 1.7%
Silgan Holdings, Inc.	19,340	667,230
TriMas Corp. *	15,450	368,328
		1,035,558
PHARMACEUTICALS - 1.6%
Anika Therapeutics, Inc. *	13,153	437,074
Premier, Inc. *	16,180	536,529
		973,603
PRIVATE EQUITY - 0.9%
Hercules Technology Growth Cap ^	55,580	570,251

REITS - 12.5%
Armada Hoffler Properties, Inc.	34,810	334,524
Capstead Mortgage Corp.	131,939	684,763
Community Healthcare Trust, Inc.	10,664	396,701
Corporate Office Properties Trust	42,410	1,120,472
Easterly Government Properties, Inc. ^	31,205	839,727
Global Net Lease, Inc.	36,215	521,134
Outfront Media, Inc.	30,258	474,748
Preferred Apartment Communities, Inc.	46,792	346,729
Rexford Industrial Realty, Inc. ^	19,402	790,049
RLJ Lodging Trust ^	66,170	614,719
Sabra Health Care REIT, Inc.	35,160	450,751
STAG Industrial, Inc. ^	36,500	958,125
		7,532,442
RETAIL - 3.5%
Foot Locker, Inc. ^	21,080	540,280
Sonic Automotive, Inc.	41,330	885,702
Williams-Sonoma, Inc. ^	11,300	698,792
		2,124,774
SAVINGS & LOAN - 1.2%
Berkshire Hills Bancorp, Inc.	19,400	330,576
WSFS Financial Corp.	13,770	401,809
		732,385
SEMICONDUCTORS - 3.9%
Diodes, Inc. * ^	19,780	1,006,604
Rambus, Inc. *	47,620	596,679
Synaptics, Inc. * ^	11,550	755,254
		2,358,537

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 104.3% (Continued)
SOFTWARE - 0.9%
American Software Inc/GA	33,500	$552,080

TELECOMMUNICATIONS - 0.7%
United States Cellular Corp. * ^	13,330	424,294

TRANSPORTATION - 0.7%
TEEKAY TANKERS LTD. *	21,250	431,587

WATER - 0.6%
SJW Group	6,445	383,671

TOTAL COMMON STOCKS (Cost - $64,791,697)		63,072,070

COLLATERAL FOR SECURITIES LOANED - 29.3%
Mount Vernon Prime Portfolio, 0.48% + #	17,746,590	17,746,590
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $17,746,590)

TOTAL INVESTMENTS - 133.6% (Cost - $82,538,287)		$80,818,660
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.6)%		(20,334,249)
NET ASSETS - 100.0%		$60,484,411

REITS - Real Estate Investment Trusts

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $16,563,983 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement.

The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Financial	30.3%	Healthcare	4.7%
Consumer Discretionary	13.8%	Materials	3.6%
Technology	7.6%	Consumer Staples	2.8%
Industrial	6.3%	Energy	2.5%
Utilities	5.2%	Others**	23.2%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020.

**	Includes collateral for securities loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

The excitement over robust holiday-spending, a de-escalating trade war, and strong earnings quickly evaporated and shifted to panic as the virus pandemic led to a global shutdown. Large cap growth stocks, as measured by the Russell 1000 Growth Index, had recently recorded a healthy 10.0 percent return in the first fiscal quarter. As the adverse effects of the shutdown appeared to eclipse the turmoil caused by the disease itself, stocks plummeted and large cap growth stocks similarly saw declines. During the second fiscal quarter, large cap growth stocks declined 3.5 percent. When considering the six-month period as a whole, the severity of the decline during February and March becomes slightly muted by the initial run-up until mid- February and the record-setting performance in April. Large cap growth stocks declined 31.5 percent from the February market high through the March low. However, the 31.7 percent bounce from the bottom in March and proceeding surge that extended through the end of April helped to shape the far less daunting return for the overall fiscal period. When the performance across all six months is considered from start to finish, large cap growth stocks were positive 6.1 percent since the start of the fiscal year.

Allocation Review

Within the large cap growth space, the best performing sector was technology, which is also the largest sector among large cap growth stocks, comprising approximately 40 percent of the benchmark index. Therefore, the 13 percent increase over the six-month period boasted by the technology sector had a meaningful impact on the large cap growth space as a whole. The second and third best performing sectors, consumer discretionary and health care, together account for more than 30 percent of the benchmark index. As these two sectors increased 10 percent and 9 percent, respectively, their sizable weight in the large cap growth space also translated to a significant impact. Therefore, as other moderate sector weights such as financial services and producer durables produced negative returns for the period, the 70 percent allocation to the top three performing sectors primarily drove returns. Although the energy sector was part of key headlines during much of the fiscal period, the energy sector within the large cap growth space is extremely small. Therefore, its 30 percent decline did earn the spot as the poorest performing sector, but its impact on the overall performance of large cap growth stocks was substantially muted due to its miniscule weighting. The second-worst performing sector, producer durables, declined 14.1 percent. Although the producer durables sector comprised close to 10 percent of the benchmark index, its weight in the Fund was represented by only one position at less than 2 percent of the Fund assets. As the four largest sectors account for 85 percent of the large cap growth space, the Fund also primarily had holdings exposure in the technology, financial services, health care, and consumer discretionary sectors.

Holdings Insights

The Sub-Adviser’s stock selection produced outperformance in all sectors where the Fund had exposure, with the exception of the producer durables sector. The Fund had a single holding representing that particular sector, TransDigm Group Inc. (TDG) (holding weight*: 1.09 percent), an aircraft component manufacturer. TDG plummeted 38.2 percent since it was purchased in early January through the end of April as companies affiliated with air travel sharply sold off amidst the global shutdown. The overall detraction from Fund performance was generally offset by the relative performance achieved in each of the other four sectors to which the Fund had exposure.

With a nearly identical weighting as the benchmark index, the largest sector exposure in the Fund was the technology sector. The Sub-Adviser’s security selection within the sector was a source of positive outperformance, particularly with holdings such as Microsoft Corp. (MSFT) (holding weight*: 6.82 percent), the software and cloud computing technology giant, ServiceNow Inc. (NOW) (holding weight*: 4.97 percent), an enterprise information technology management software company, and NVIDIA Corp. (NVDA) (holding weight*: 3.67 percent), a designer of three-dimensional graphics processors and related software. During the six-month period, MSFT, NOW, and NVDA increased 25.8 percent, 42.2 percent, and 45.6 percent, respectively. As the overall return in the sector ended in double-digits for the semi-annual period, not all holdings in the Fund enjoyed such a positive return. For example, Salesforce.com Inc. (CRM) (holding weight*: 4.75 percent), the client relationship management software developer, and Alphabet Inc. Class C (GOOG) (holding weight*: 3.52 percent), the owner of Google and its related entities, each stumbled on a relative basis. CRM and GOOG increased 3.5 percent and 7.0 percent, respectively during the six-month period.

Since the start of the fiscal year, the Fund’s largest sector overweight was to the financial services sector, which is the fourth-largest sector in the benchmark index, but second-largest exposure in the Fund. Visa Inc. (V) (holding weight*: 6.44 percent) and MasterCard Inc. (MA) (holding weight*: 6.48 percent), two of the world’s largest consumer payment systems, continued to represent the majority of the Fund’s exposure to the sector. However, although V and MA are in the financial services sector, these companies generally derive their revenues from different means than the traditional banks that often come to mind when investors consider financial services stocks. Since their revenues generally come from payment processing, particularly at storefronts as well as online, V and MA were impacted similarly to the sector as a whole during the global shutdown, resulting in nearly flat overall performance as V rose 0.2 percent and MA declined 0.4 percent. Another payment processor, PayPal Holdings Inc. (PYPL) (holding weight*: 4.24 percent), a digital and mobile payment platform, rose 18.2 percent during the six-month period, leading the Fund’s holdings in the sector.

Sub-Adviser Outlook

The Sub-Adviser consistently seeks what it believes to be the strongest growth stocks. The Sub-Adviser is less concerned with the overall sector exposure, but does seek to source these growth stocks from various industries. This generally results in some sectors and industries having higher or lower representations in the Fund than in the benchmark index. The Sub-Adviser focuses on free-cash-flow and fundamental factors that traditionally support long- term growth. Therefore, the Sub- Adviser remains less concerned about temporary market dislocations or shifts in momentum and is optimistic regarding the strong growth characteristics that led them to the concentrated group of stocks in the Fund.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(12/8/11)
Class N	13.32%	11.62%	13.64%	14.31%
Class C	12.80%	10.51%	12.51%	13.19%
Class A with load of 5.75%	6.72%	4.96%	12.01%	13.22%
Class A without load	13.24%	11.36%	13.35%	14.02%
Russell 1000 Growth Index	6.09%	10.84%	13.34%	15.80%
Morningstar Large Cap Growth Category	3.16%	5.26%	10.40%	13.46%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.33% for Class N, 2.33% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 98.9%
AEROSPACE/DEFENSE - 1.1%
TransDigm Group, Inc. ^	3,512	$1,275,137

BIOTECHNOLOGY - 1.1%
Illumina, Inc. * ^	3,964	1,264,635

COMMERCIAL SERVICES - 11.9%
Global Payments, Inc.	10,534	1,748,855
PayPal Holdings, Inc. *	40,435	4,973,505
S&P Global, Inc. ^	9,901	2,899,805
Square, Inc. * ^	32,979	2,148,252
TransUnion ^	26,647	2,099,517
		13,869,934
DIVERSIFIED FINANCIAL SERVICES - 13.0%
Mastercard, Inc. ^	27,645	7,601,546
Visa, Inc. ^	42,236	7,548,418
		15,149,964
HEALTHCARE-PRODUCTS - 7.0%
Align Technology, Inc. * ^	6,572	1,411,994
Edwards Lifesciences Corp. *	15,876	3,453,030
Intuitive Surgical, Inc. * ^	6,543	3,342,688
		8,207,712
INTERNET - 19.3%
Alibaba Group Holding Ltd. - ADR *	12,884	2,611,200
Alphabet, Inc. *	3,063	4,130,946
Amazon.com, Inc. *	3,960	9,797,040
Facebook, Inc. * ^	16,344	3,345,780
MercadoLibre, Inc. *	2,875	1,677,591
Zendesk, Inc. *	12,000	922,560
		22,485,117
PHARMACEUTICALS - 3.5%
DexCom, Inc. * ^	12,079	4,048,881

RETAIL - 5.3%
Burlington Stores, Inc. * ^	21,955	4,010,959
Ulta Beauty, Inc. * ^	9,948	2,167,868
		6,178,827
SEMICONDUCTORS - 3.7%
NVIDIA Corp.	14,724	4,303,531

SOFTWARE - 33.0%
Adobe, Inc. *	11,700	4,137,588
Autodesk, Inc. *	26,812	5,017,329
Microsoft Corp.	44,638	7,999,576
Salesforce.com, Inc. *	34,367	5,565,736
ServiceNow, Inc. * ^	16,566	5,823,612
Splunk, Inc. *	18,086	2,538,551
Veeva Systems, Inc. *	26,088	4,977,590
Workday, Inc. * ^	16,388	2,522,113
		38,582,095

TOTAL COMMON STOCKS (Cost - $56,878,907)		115,365,833

Interest
Rate%
COLLATERAL FOR SECURITIES LOANED - 29.8%
Mount Vernon Prime Portfolio #	0.480	+	34,775,780	34,775,780
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $34,775,780)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Continued)
April 30, 2020

Value

TOTAL INVESTMENTS - 128.7% (Cost - $91,654,687)	$150,141,613
LIABILITIES IN EXCESS OF OTHER ASSETS - (28.7)%	(33,468,588)
NET ASSETS - 100.0%	$116,673,025

ADR - American Depositary Receipt.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $33,862,787 at April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	28.6%	Financial	10.1%
Collateral for Securities Loaned	23.2%	Consumer, Cyclical	4.1%
Consumer, Non-Cyclical	18.2%	Industrial	0.8%
Communications	15.0%	Total	100.0%

*	Based on total value of investments as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

The stellar performance of small cap growth stocks, as measured by the Russell 2000 Growth Index, in 2019 continued as they increased 12.4 percent in November and December. In contrast to the close of 2018, the Federal Reserve ended the year with a more consistent message of an accommodative stance. Small cap growth stocks began 2020 on a strong note amid the signing of the phase one trade deal between the U.S. and China, but sentiment drastically shifted amid concerns that the coronavirus outbreak would adversely affect the global economy, resulting in a risk-off mentality. This risk-off mentality continued into the most recent fiscal quarter and was exacerbated as cases rapidly increased, the outbreak was labeled a pandemic, and states subsequently shut down across the country. In response, small cap growth stocks declined sharply. In April, the asset class strongly rebounded as cases slowed and the government laid out plans to slowly reopen the economy. Over the fiscal six-month period ended April 30, 2020, small cap growth stocks declined 7.6 percent.

Allocation Review

The sector allocation within the Fund is predominately a result of the Sub-Adviser’s bottom-up stock selection. With that being said, the Sub-Adviser’s stock selection contributed to Fund performance over the six-month fiscal period, with sector allocation detracting marginally. The Fund’s largest overweight by a significant margin was to the information technology sector. Both the Sub-Adviser’s overweight and security selection within this sector strongly contributed to Fund performance. Although the Fund’s overweight to the consumer discretionary sector detracted from Fund performance, the Sub- Adviser’s security selection more than made up for the adverse effect of sector allocation. This resulted in the sector being one of the strongest performers in the Fund over the six-month period. The largest sector underweight within the Fund was to the health care sector, which is partially attributed to the Fund’s underweight to biotechnology and pharmaceutical stocks. In the biotechnology space, outcomes are generally binary. As such, the Fund’s exposure to this space was significantly less than the benchmark index as outcomes are often unpredictable. This allocation detracted from Fund performance as many health care stocks rose amid hopes of the development of a coronavirus vaccine.

Holdings Insights

A top contributor over the most recent fiscal quarter and fiscal six-month period ended April 30, 2020, was Chewy, Inc. (CHWY) (holding weight*: 0.91 percent), an online retailer of pet food and other pet-related products. The Sub-Adviser believes that CHWY has developed brand loyalty by providing exceptional customer service. This company has excelled during the coronavirus as clients are wary to shop at physical locations. Additionally, their main competitor, Amazon, Inc. (AMZN) (not held) has been stretched thin due to their vast offerings and new policies resulting in delayed shipping. CHWY increased 63.1 percent in the most recent fiscal quarter and 75.3 percent in the fiscal six-month period. After slightly detracting from Fund performance in the first fiscal quarter, SAIA, Inc. (SAIA) (holding weight*: 1.08 percent) contributed to performance as it increased 6.2 percent in the most recent fiscal quarter and 3.7 percent in the fiscal six month period. This position benefited from its meaningful exposure to the secular e-commerce trend. Additionally, the Sub- Adviser believes they are still in the early innings of growing out their Northeast U.S. footprint, which serves as an additional catalyst for growth. Another position that contributed to Fund performance over the fiscal six-month period was Enphase Energy, Inc. (ENPH) (holding weight*: 1.00 percent). ENPH makes critical components that help convert energy from solar panels to the grid. The company rallied as it revealed a variety of training solutions for installers in order to prepare them for social distancing. ENPH also announced the opening of eleven regional training centers, which will provide hands-on training as well as steps to broaden its reach in Europe and Australia. ENPH increased 36 percent since being added in the Fund in late March.

Despite increasing over 100 percent in the first fiscal quarter, Cardlytics, Inc. (CDLX) (holding weight*: 0.91 percent) detracted from Fund performance in the second fiscal quarter. CDLX is a digital marketing platform for mobile banking apps, and as such, is a pure- play on the large secular theme of digital advertising. CDLX declined 46.4 percent, but the Sub-Adviser believes the effects of the pandemic and subsequent shutdown on CDLX were overstated due to their exposure to travel companies. The Sub-Adviser also believes CDLX has done an excellent job of adding large bank customers and their most recent quarterly result was the culmination of those efforts as they are seeing strong growth in both their inventory of leads as well as strong growth in new advertising revenue. Another detractor from Fund performance over the fiscal period was Boyd Gaming Corporation (BYD) (holding weight**: 0.36 percent). BYD is a gaming company and regional casino operator, which was adversely affected by the shutdowns across the country. After increasing 9.8 percent in the first fiscal quarter, BYD declined 62.5 percent before being sold from the Fund.

Sub-Adviser Outlook

The Sub-Adviser does not forecast. The Sub-Adviser’s investment approach involves a thorough understanding of each stock’s value proposition and risk. With that being said, the Sub-Adviser is confident in the long-term horizon for small cap growth stocks. However, in the short-term the Sub- Adviser believes that the asset class will experience volatility as investors have binary reactions to updates regarding potential vaccines for the coronavirus. They believe this will create substantial dispersion between stocks, thus creating meaningful opportunities for active management.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	0.65%	(6.20)%	8.29%	10.37%
Class C	0.20%	(7.12)%	7.23%	9.28%
Class A with load of 5.75%	(5.24)%	(11.79)%	6.76%	9.45%
Class A without load	0.53%	(6.41)%	8.03%	10.10%
Russell 2000 Growth Index	(7.62)%	(9.22)%	5.19%	9.96%
Morningstar Small Cap Growth Category	(6.54)%	(8.36)%	5.96%	9.45%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.91% for Class N, 2.91% for Class C and 2.16% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 95.2%
AEROSPACE/DEFENSE - 1.0%
Mercury Systems, Inc. *	5,499	$490,291

APPAREL - 0.8%
Crocs, Inc. *	17,594	426,654

AUTO PARTS & EQUIPMENT - 0.5%
Methode Electronics, Inc.	8,575	257,421

BANKS - 1.8%
First Merchants Corp.	15,841	448,459
Seacoast Banking Corp. of Florida *	21,321	479,083
		927,542
BEVERAGES - 1.3%
Boston Beer Co., Inc. *	1,470	685,770

BIOTECHNOLOGY - 7.2%
Biohaven Pharmaceutical Holding Co. Ltd. *	9,376	441,610
Emergent BioSolutions, Inc. *	6,926	512,178
Epizyme, Inc. *	17,569	289,186
Guardant Health, Inc. *	6,861	528,023
Ligand Pharmaceuticals, Inc. * ^	4,944	487,330
Livongo Health, Inc. * ^	8,245	329,882
Mirati Therapeutics, Inc. *	4,931	419,332
PTC Therapeutics, Inc. *	6,916	352,163
REGENXBIO, Inc. *	8,710	346,832
		3,706,536
BUILDING MATERIALS - 1.1%
Trex Co., Inc. *	5,808	553,038

COMMERICAL SERVICES - 5.1%
AMN Healthcare Services, Inc. *	10,650	500,337
Avalara, Inc. *	6,711	599,762
Chegg, Inc. *	13,290	568,147
HealthEquity, Inc. *	7,666	431,366
Progyny, Inc. * ^	21,713	508,735
		2,608,347
COMPUTERS - 5.3%
Globant SA *	4,388	507,560
Kornit Digital Ltd. *	14,448	479,312
Virtusa Corp. *	9,322	307,626
Vocera Communications, Inc. *	18,924	358,799
WNS Holdings Ltd. - ADR *	10,817	528,410
Zscaler, Inc. *	7,535	505,448
		2,687,155
COSMETICS/PERSONAL CARE - 1.0%
Inter Parfums, Inc.	11,403	509,600

DISTRIBUTION/WHOLESALE - 1.3%
SiteOne Landscape Supply, Inc. *	7,322	648,949

DIVERSIFIED FINANCIAL SERVICES - 3.4%
Evercore, Inc.	7,742	399,487
Houlihan Lokey, Inc.	9,771	580,202
LendingTree, Inc. *	1,617	403,231
Moelis & Co.	12,549	374,839
		1,757,759

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 95.2% (Continued)
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
nLight, Inc. *	22,739	$358,367

ELECTRONICS - 2.2%
Itron, Inc. *	8,213	573,432
Woodward, Inc.	8,739	529,234
		1,102,666
ENERGY - 1.1%
Enphase Energy, Inc. *	11,846	554,748

ENGINEERING & CONSTRUCTION - 0.9%
Exponent, Inc.	6,193	435,554

FOOD - 2.3%
BellRing Brands, Inc. *	31,219	547,269
Grocery Outlet Holding Corp. *	19,405	645,604
		1,192,873
HAND/MACHINE TOOLS - 1.1%
MSA Safety, Inc.	4,901	551,509

HEALTHCARE-PRODUCTS - 3.2%
Cerus Corp. *	61,589	378,772
Insulet Corp. *	1,765	352,506
Repligen Corp. *	4,713	547,415
Tandem Diabetes Care, Inc. *	4,440	354,223
		1,632,916
HEALTHCARE-SERVICES - 3.9%
Addus HomeCare Corp. *	3,612	292,644
Amedisys, Inc. *	2,389	439,958
Catalent, Inc. *	7,412	512,540
LHC Group, Inc. *	3,627	471,474
Vapotherm, Inc. *	13,471	273,192
		1,989,808
HOME BUILDERS - 2.5%
Installed Building Products, Inc. *	10,055	495,812
LGI Homes, Inc. *	6,508	394,255
Skyline Champion Corp. *	20,892	411,781
		1,301,848
HOUSEHOLD PRODUCTS - 0.5%
Helen of Troy Ltd. *	1,552	254,963

INTERNET - 8.3%
Cadlytics, Inc. *	10,309	463,390
Chewy, Inc. *	10,735	464,181
Fiverr International Ltd. * ^	15,152	594,413
Mimecast Ltd. *	6,475	264,827
Okta, Inc. *	2,301	348,141
Pinterest, Inc. *	23,926	494,311
Q2 Holdings, Inc. *	7,229	576,296
Spotify Technology SA *	3,376	511,700
TechTarget, Inc. *	11,952	278,721
Zendesk, Inc. *	3,229	248,246
		4,244,226
LEISURE PRODUCTS - 1.7%
Fox Factory Holding Corp. *	10,393	530,147
Lindblad Expeditions Holdings, Inc. *	51,962	347,106
		877,253

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 95.2% (Continued)
MACHINERY-DIVERSIFIED - 1.1%
Chart Industries, Inc. *	16,456	$587,808

MISCELLANEOUS MANUFACTURING - 3.8%
Axon Enterprise, Inc. *	7,850	570,774
ESCO Technologies, Inc.	5,383	410,723
Fabrinet *	10,622	666,531
Raven Industries, Inc.	13,132	292,450
		1,940,478
PHARMACEUTICALS - 0.5%
DexCom, Inc . *	823	275,870

REAL ESTATE - 0.6%
Redfin Corp. *	15,108	319,232

RETAIL - 5.4%
BJ’s Wholesale Club Holdings, Inc. *	19,915	523,964
Freshpet, Inc. *	4,370	329,542
Ollie’s Bargain Outlet Holdings, Inc. *	8,388	569,629
Papa John’s International, Inc.	7,074	508,762
Texas Roadhouse, Inc.	5,708	268,790
Wingstop, Inc.	4,631	543,077
		2,743,764
SEMICONDUCTORS - 5.0%
Brooks Automation, Inc.	15,685	603,716
Impinj, Inc. *	15,265	342,852
Lattice Semiconductor Corp. *	22,921	515,952
Semtech Corp. *	11,905	538,582
Silicon Laboratories, Inc. *	5,992	582,542
		2,583,644
SOFTWARE - 16.9%
Appfolio, Inc. *	4,163	457,347
Appian Corp. * ^	9,700	442,999
Bandwidth, Inc. *	6,302	513,991
Blackline, Inc. *	7,987	485,130
Coupa Software, Inc. *	2,221	391,096
Elastic NV *	9,203	590,280
Everbridge, Inc. *	5,261	585,970
Five9, Inc. *	5,722	530,258
Intelligent Systems Corp. * ^	13,182	442,124
MongoDB, Inc. *	2,666	432,239
MSCI, Inc.	1,826	597,102
Omnicell, Inc. *	6,504	474,142
Schrodinger, Inc. *	10,552	489,613
Slack Technologies, Inc.	15,886	423,997
Smartsheet, Inc. *	4,623	243,724
Tabula Rasa HealthCare, Inc. * ^	7,370	466,816
Twilio, Inc. *	5,127	575,762
Workiva, Inc. *	12,876	493,795
		8,636,385
STORAGE/WAREHOUSING - 1.1%
Mobile Mini, Inc.	19,878	567,914

TRANSPORTATION - 2.6%
Air Transport Services Group, Inc. *	26,143	529,134
CryoPort, Inc. * ^	14,316	269,713
Saia, Inc. *	5,968	552,159
		1,351,006
TOTAL COMMON STOCKS (Cost - $41,891,049)		48,761,894

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2020

Security	Shares	Interest Rate %	Value
COLLATERAL FOR SECURITIES LOANED - 6.7%
HSBC US Government Money Market Fund - Class I #	2,446,691	0.714+	$2,446,691
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional #	1,010,439	0.193+	1,011,146
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,457,130)			3,457,837

TOTAL INVESTMENTS - 101.9% (Cost - $45,348,179)			$52,219,731
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%			(991,560)
TOTAL NET ASSETS - 100.00%			$51,228,171

ADR - American Depositary Receipt.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,387,746 at April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2020.

Portfolio Composition * - (Unaudited)
Technology	26.6%	Communications	8.1%
Consumer, Non-Cyclical	24.6%	Collateral For Securities Loaned	6.6%
Industrial	14.1%	Financial	5.8%
Consumer, Cyclical	13.1%	Energy	1.1%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks, as measured by the MSCI Emerging Markets Index, surged 7.3 percent in the first two months of the fiscal year amid defusing tensions between the United States and China, interest rate cuts in several major emerging markets, as well as an improved outlook for global economic growth. Sentiment continued to improve on reports that the U.S. and China were drawing closer to a partial trade deal, culminating in an announcement on December 13 of a trade agreement. Although it lacked details, investors viewed it as a reprieve from escalating tariffs. January started on a positive note as the dovish Federal Reserve may have provided investors with the confidence to take additional risk. Emerging Markets generally continued to rally amid the signing of the phase one trade deal on January 15. The surge that started the fiscal quarter propelled most emerging markets countries into positive territory, some up as much as 27 percent. However, sentiment changed as the outbreak of the coronavirus sparked concerns that would adversely affect global economic growth leading to a risk-off sentiment to close the first fiscal quarter. This sentiment continued and worsened as coronavirus cases and deaths mounted causing economics around the world to close. Also adding to volatility was an oil price war between Russia and Saudi Arabia, which was triggered by Russia’s refusal to reduce oil production in order to keep prices for oil at moderate levels. Emerging market stocks fell 20 percent in February and March. In April, emerging market stocks rebounded amid historic fiscal and monetary policies set by central banks around the world. Emerging markets stocks declined 10.5 percent during the six-month period ending April 30, 2020.

Allocation Review

Over the six -month fiscal period, country selection detracted but the Sub-Adviser’s security selection more than made up for the adverse effects of country allocation. The Fund’s country allocation was aided by the exposure to Latin American but held back by the allocation to Asia. The Fund received contributions from stock selection in Korea, China, and Poland, with only a slight detraction coming from stock selection in Thailand and India. Throughout the first fiscal quarter, the Fund took profits and allowed cash to rise by selectively reducing exposure in China and Hong Kong, with an emphasis on consumer names. This shift positively contributed to Fund performance as Hong Kong and China declined 8.4 percent and 8.7 percent, respectively in the second half of January. In the second fiscal quarter, the relatively larger allocation to cash helped offset some of the volatility across markets. The Sub-Adviser reduced the cash position by adding to Chinese internet-related businesses, positions in Taiwan, and companies that have benefited from the “work from home” orders. From a sector perspective, the Fund received strong contributions from the consumer staples, technology, and consumer discretionary sectors, while the exposure to the energy and utilities sectors detracted.

Holdings Insights

As some countries began to lockdown in the first fiscal quarter of the year, the Sub-Adviser believed that this could temporarily affect private educator companies. One such company within the Fund was China Education Group Holdings Ltd. (839 HK) (holding weight*: 1.79 percent) . This position was reduced in the first fiscal quarter as it fell 18.5 percent. The Sub-Adviser’s conviction in the position remained due to their best in class reputation and strong financial position. The Sub-Adviser added to the position in the second fiscal quarter, benefiting the Fund as it increased 37.6 percent. Another strong contributor to performance was Alibaba Health Information Technology LTD (241 HK) (holding weight*: 1.36 percent). 241 HK is a fully-integrated health care analysis and service provider. Since being added to the Fund in early April, this position increased 24.1 percent. One of the best performers over the six-month period was the Fund’s sole position in Poland, CD Projekt SA (CDR PW) (holding weight*: 2.24 percent). CDR PW is a Polish video game developer, publisher, and distributor in Warsaw. This company released impressive earnings reports with revenue and earnings per share surpassing analyst expectations by 50 percent. The stock also increased in anticipation of the new release of their acclaimed video game series, “The Witcher.” CDR PW rose 41.9 percent during the six-month period.

Positions in India provided mixed results for the fiscal six-month period. Varun Beverages Ltd. (VBL IN) (holding weight*: 0.95 percent) is a beverage distributor that recently entered competitors’ territories and handily beat market expectations. After the integration, VBL IN has a higher market share in India than both Coca Cola (KO) (not held) and PepsiCo, Inc. (PEP) (not held). VBLN had an impressive first fiscal quarter, increasing 23.7 percent but declined 12.7 percent in the second fiscal quarter. Lemon Tree Hotels Ltd. (BL23SQ7) (holding weight*: 0.53 percent) detracted from Fund performance in the six-month period by falling 71.2 percent. Lemon Tree Hotels Ltd. is a hotel and restaurant operator who was hit by the virus-related concerns. These concerns were exacerbated by the timing of the pandemic given the company was in the midst of an expansion. After being the largest contributor to positive Fund performance over the first fiscal quarter by increasing 14.5 percent, Lukoil PJSC (LKOD LI) (holding weight*: 0.80 percent), a large multinational company that explores for, produces, refines, and transports oil and gas mainly from Western Siberia, declined 35.8 percent in the second fiscal quarter. This Russian producer benefitted from a weak ruble and no production constraints, which is contrary to many members of the Organization of Petroleum Exporting Countries. However, in the second fiscal quarter, this position was adversely affected by the Russia and Saudi Arabia oil price war.

Sub-Adviser Outlook

The Sub- Adviser’s outlook has improved over the second fiscal quarter, but they continue to diligently monitor geopolitical developments and economic data. The Sub-Adviser believes that unprecedented fiscal and monetary stimulus will drive a strong recovery toward the latter half of 2020 and the beginning of 2021. The Sub-Adviser is keeping a close eye on the labor markets and updates on the coronavirus pandemic and how economies will approach their reopening. The Sub-Adviser is focused on increasing liquidity in sensitive markets as well as looking for opportunities from policy response to virus-related economic disruption. The Sub-Adviser is cautiously optimistic moving forward and will continue to focus on companies with impressive returns on invested capital and emphasize companies that it believes are beneficiaries of structural change.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	(9.34)%	(8.83)%	(1.27)%	(0.18)%
Class C	(9.80)%	(9.66)%	(2.25)%	(1.17)%
Class A with load of 5.75%	(14.67)%	(14.32)%	(2.67)%	(1.01)%
Class A without load	(9.47)%	(9.08)%	(1.51)%	(0.42)%
MSCI Emerging Markets Index (net)	(10.50)%	(12.00)%	(0.10)%	1.45%
Morningstar Diversified Emerging Markets Category	(12.86)%	(13.11)%	(0.85)%	0.74%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.53% for Class N, 2.53% for Class C and 1.78% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.6%
AIRLINES - 0.7%
Wizz Air Holdings Plc - 144A *	14,485	$524,266

APPAREL - 1.0%
Shenzhou International Group Holdings Ltd.	65,500	755,992

AUTO MANUFACTURERS - 1.0%
Geely Automobile Holdings Ltd.	498,000	774,665

AUTO PARTS & EQUIPMENT - 0.3%
Minth Group Ltd.	96,000	230,849

BANKS - 7.7%
Banco Bradesco SA - ADR ^	138,490	487,485
Banco Santander Chile - ADR	45,300	761,946
Bank of the Philippine Islands	303,150	348,183
China Merchants Bank Co. Ltd.	297,500	1,407,890
Credicorp Ltd. ^	3,100	461,962
HDFC Bank Ltd. - ADR	13,300	576,555
HDFC Bank Ltd.	72,326	949,767
Itau Unibanco Holding SA - ADR ^	92,300	388,583
Sberbank of Russia PJSC - ADR	44,742	476,726
		5,859,097
BEVERAGES - 2.4%
Carlsberg Brewery Malaysia Bhd	80,800	515,651
Fomento Economico Mexicano SAB de CV - ADR	8,600	553,238
Varun Beverages Ltd.	82,017	728,072
		1,796,961
BIOTECHNOLOGY - 0.2%
I-Mab - ADR *	7,324	131,832

BUILDING MATERIALS - 2.0%
Anhui Conch Cement Co. Ltd.	196,500	1,549,507

CHEMICALS - 1.1%
LG Chem Ltd.	2,696	837,683

COMMERCIAL SERVICES - 1.8%
China Education Group Holdings Ltd.	820,000	1,376,110

COMPUTERS - 3.3%
Quanta Computer, Inc.	550,000	1,188,368
Venustech Group, Inc.	230,000	1,321,471
		2,509,839
COSMETICS/PERSONAL CARE - 1.7%
LG Household & Health Care Ltd.	1,109	1,257,602

DIVERSIFIED FINANCIAL SERVICES - 5.1%
B3 SA - Brasil Bolsa Balcao	53,500	378,027
Housing Development Finance Corp. Ltd.	89,869	2,273,219
KB Financial Group, Inc.	24,703	706,786
Tisco Financial Group PCL	243,500	546,589
		3,904,621
ELECTRONICS - 1.1%
Hangzhou Hikvision Digital Technology Co. Ltd.	187,522	841,910

ENGINEERING & CONSTRUCTION - 0.7%
Mytilineos Holdings SA	67,591	503,768

ENTERTAINMENT - 0.7%
OPAP SA	62,373	558,415

FOOD - 2.2%
Magnit PJSC	15,134	755,178
Ulker Biskuvi Sanayi AS *	258,542	877,613
		1,632,791
HOME FURNISHINGS - 2.6%
Hangzhou Robam Appliances Co. Ltd.	185,372	827,067
Joyoung Co. Ltd.	254,178	1,124,481
		1,951,548
INSURANCE - 4.6%
AIA Group Ltd.	129,600	1,189,462
Odontoprev SA	138,000	391,059
Ping An Insurance Group Co. of China Ltd.	184,500	1,877,557
		3,458,078

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.6% (Continued)
INTERNET - 22.3%
Alibaba Group Holding Ltd. - ADR *	21,100	$4,276,337
Alibaba Group Holding Ltd. *	57,200	1,451,720
Baidu, Inc. - ADR *	9,900	999,207
Meituan Dianping *	43,300	579,759
Naspers Ltd.	12,258	1,925,653
NAVER Corp.	7,930	1,285,695
Tencent Holdings Ltd.	109,800	5,772,236
Yandex NV *	17,600	664,928
		16,955,535
LODGING - 1.0%
Lemon Tree Hotels Ltd. *	1,760,240	411,556
Minor International PCL - ADR	593,500	383,546
		795,102
MINING - 0.8%
MMC Norilsk Nickel PJSC	2,086	577,658

MISCELLANEOUS MANUFACTURING - 2.2%
Hiwin Technologies Corp.	103,000	982,433
Largan Precision Co. Ltd.	5,000	681,568
		1,664,001
OIL & GAS - 0.8%
LUKOIL PJSC - ADR	9,429	617,600

REAL ESTATE - 4.0%
Ayala Corp.	40,780	463,877
China Overseas Land & Investment Ltd.	404,000	1,492,383
ESR Cayman Ltd. *	382,400	837,148
Pakuwon Jati Tbk PT	10,525,700	264,324
		3,057,732
RETAIL - 6.9%
Alibaba Health Information Technology Ltd. *	438,000	1,047,720
Atacadao SA	146,400	543,324
Home Product Center PCL	1,279,600	534,237
Li Ning Co. Ltd.	394,500	1,245,648
Lojas Renner SA	109,370	777,650
President Chain Store Corp.	107,000	1,106,458
		5,255,037
SEMICONDUCTORS - 13.4%
MediaTek, Inc.	94,000	1,297,993
Samsung Electronics Co. Ltd. - ADR - 144A	296	261,960
Samsung Electronics Co. Ltd.	63,221	2,599,494
Samsung Electronics Co. Ltd.	17,399	603,147
SK Hynix, Inc. *	16,801	1,156,204
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR ^	24,000	1,275,120
Taiwan Semiconductor Manufacturing Co. Ltd.	293,000	2,955,725
		10,149,643
SOFTWARE - 4.8%
CD Projekt SA	19,693	1,727,279
Chinasoft International Ltd.	1,268,000	665,435
HUYA, Inc. - ADR *	41,100	667,053
Kingdee International Software Group Co. Ltd.	412,000	589,243
		3,649,010
TELECOMMUNICATIONS - 1.5%
Accton Technology Corp.	160,000	1,159,851

WATER - 1.7%
Guangdong Investment Ltd.	614,000	1,276,203

TOTAL COMMON STOCKS (Cost - $74,684,566)		75,612,906

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
CLOSED END FUND - 0.8%
Vietnam Enterprise Investments Limited *	117,461	$576,469
TOTAL CLOSED END FUND (Cost - $679,829)

WARRANT - 0.0%
Minor International PCL - NVDR - Warrant ++	51,085	3,527
TOTAL CLOSED END FUND (Cost - $0)

COLLATERAL FOR SECURITIES LOANED - 2.9%
Mount Vernon Prime Portfolio, 0.48% + # (Cost - $2,228,041)	2,228,041	2,228,041

TOTAL INVESTMENTS - 103.3% (Cost - $77,592,436)		$78,420,943
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3)%		(2,490,061)
NET ASSETS - 100.0%		$75,930,882

ADR - American Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,104,243 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

++	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $3,527 or 0.0% of net assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $786,226 or 1.0% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
China	32.2%	Russia	3.9%
Taiwan	13.6%	Brazil	3.8%
South Korea	11.1%	South Africa	2.5%
Hong Kong	7.5%	Poland	2.2%
India	6.3%	Other Countries **	12.4%
Cayman Islands	4.5%	Total	100.0%

*	Based on total value of investments as of April 30, 2020.

**	Includes Collateral for Securities Loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), fell 13.2 percent during the semi-annual period ending April 30, 2020. Across sectors, losses were led by energy, financials, and real estate.

The best performing developed market countries as measured by the Index during the semi-annual period were New Zealand, up 10.52 percent, and Denmark, up 10.4 percent. The worst performing developed market countries were Austria, down 32.2 percent, and Spain, down 24.8 percent. The best performing emerging market countries during the period as measured by the Index were China, up 4.4 percent, and Taiwan, down 1.6 percent. The worst performing emerging market countries were Greece, down 36.3 percent, and Colombia, down 32.9 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the semi- annual period were: Switzerland, mainly due to our overweight positioning along with positive selection within health care; and Australia, primarily due to both positive selection and underweight positioning in financials, along with positive selection paired with an overweight to materials. Countries contributing the most to underperformance relative to the Index included: China, primarily due to our underweight positioning along with negative selection in communication services and an underweight to consumer discretionary; and Italy, primarily due to poor selection within consumer discretionary, as well as an overweight to financials.

Sectors contributing the most to returns relative to the Index during the semi-annual period included: Health care, primarily due to an overweight and positive selection to Swiss health care, and an overweight to Japanese health care; and financials due to both an underweight and positive selection in Australian financials, as well as an underweight to UK financials. Sectors contributing the most to underperformance relative to the Index included: consumer discretionary, primarily due to an underweight to China as noted above, and poor selection within France; and communication services, primarily due to an underweight and negative selection within China also noted above, along with underweight positioning to Brazilian communication services.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the semi-annual period included: Roche Holding AG (ROG SW) (holding weight*: 2.02 percent), a Swiss health care company, a Swiss health care company; Royal Dutch Shell PLC (RDS/B) (holding weight*: 0.27 percent), a UK energy company, a UK energy company; and UCB SA (UCB BB) (holding weight**: 0.62 percent), a Belgian health care company. During the semi-annual period, ROG SW rose 18.7 percent, while RDS/B surged 34.8 percent since it was added to the Fund in mid-March, as UCB BB increased 10.4 percent from the beginning of the fiscal year until it was sold in April. Stocks contributing the most to underperformance relative to the Index included: Tencent Holdings Ltd. (TCEHY) (holding weight*: 0.63 percent), a Chinese communication services company, Alibaba Group Holding Ltd. (BABA) (holding weight*: 0.60 percent), a Chinese consumer discretionary company, and Fiat Chrysler Automobiles NV (FCA IM) (holding weight*: 0.66 percent), an Italian consumer discretionary company. During the fiscal quarter, TCEHY and BABA increased 29.9 percent and 14.7 percent, respectively, but both were held at lower weightings than the benchmark index, while FCA IM declined 43.5 percent.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020

	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	(11.92)%	(10.31)%	(0.61)%	3.53%
Class C	(12.36)%	(11.26)%	(1.61)%	2.50%
Class A with load of 5.75%	(17.09)%	(15.69)%	(2.03)%	2.65%
Class A without load	(12.02)%	(10.57)%	(0.86)%	3.26%
MSCI All Country World ex US Index (net)	(13.22)%	(11.51)%	(0.17)%	2.89%
Morningstar Foreign Large Cap Blend Category	(13.96)%	(12.04)%	(0.58)%	3.03%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.43% for Class N, 2.43% for Class C and 1.68% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0%
AEROSPACE/DEFENSE - 0.6%
Airbus SE *	7,211	$456,361
Embraer SA - ADR *	41,500	65,624
Leonardo SpA	7,050	48,664
Rolls-Royce Holdings PLC - ADR	9,506	38,975
Safran SA	1,991	185,013
		794,637
AGRICULTURE - 0.2%
Astra Agro Lestari Tbk PT	165,100	67,705
Swedish Match AB	3,444	212,576
		280,281
AIRLINES - 0.4%
Air Canada *	3,700	54,109
Deutsche Lufthansa AG *	23,170	207,330
International Consolidated Airlines Group SA	46,193	129,007
Qantas Airways Ltd.	55,475	138,426
Turk Hava Yollari AO *	1	2
		528,874
APPAREL- 0.9%
adidas AG	3,228	738,624
Pou Chen Corp.	92,000	86,636
Puma SE	5,650	354,730
		1,179,990
AUTO MANUFACTURERS - 2.5%
Daimler AG	2,141	73,192
Fiat Chrysler Automobiles NV	60,512	524,615
Hino Motors Ltd.	12,300	73,429
Hyundai Motor Co.	923	71,341
Kia Motors Corp.	11,634	284,157
Nissan Motor Co. Ltd. - ADR	13,600	93,024
Nissan Motor Co. Ltd.	77,900	266,098
Peugeot SA	9,267	131,300
Porsche Automobil Holding SE	3,193	161,146
Tofas Turk Otomobil Fabrikasi AS	121,994	389,811
Volkswagen AG	6,959	967,729
Volvo AB	12,181	155,530
		3,191,372
AUTO PARTS & EQUIPMENT - 2.0%
Continental AG	4,015	335,331
Hankook Tire Co., Ltd.	7,314	128,322
Hyundai Mobis Co., Ltd.	553	78,183
Magna International, Inc.	19,482	760,382
NGK Insulators Ltd.	7,000	91,905
Schaeffler AG	12,065	81,427
Toyoda Gosei Co., Ltd.	16,100	300,932
Valeo SA	25,831	591,825
Weifu High-Technology Group Co., Ltd.	138,000	235,163
		2,603,470
BANKS - 5.3%
Abin Amro Group N.V. - ADR	16,399	126,053
Aeon Financial Service Co. Ltd.	8,100	84,533
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	51,300	28,742
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand - ADR	20,400	56,508
Bank of China Ltd.	1,336,000	508,629
BNP Paribas SA	15,249	478,828
China CITIC Bank Corp., Ltd.	397,000	193,952
China Everbright Bank Co., Ltd.	42,000	17,823
Chongqing Rural Commercial Bank Co. Ltd.	172,000	75,037
DBS Group Holdings ltd. - ADR	5,400	301,860
ING Groep NV	119,249	667,792
Mitsubishi UFJ Financial Group, Inc. - ADR ^	60,400	240,996
Naxis SA	15,221	35,915
Sberbank of Russia PJSC	550,580	1,468,610

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
BANKS - 5.3% (Continued)
Shinhan Financial Group Co. Ltd. - ADR ^	8,100	$206,712
Societe Generale SA	22,308	349,816
Sumitomo Mitsui Financial Group Inc	29,800	786,442
Turkiye Is Bankasi *	81,167	57,617
Turkiye Vakiflar Bankasi TAO *	555,336	360,225
UniCredit SpA *	13,381	103,287
VTB BANK PJSC	1,254,650,000	592,130
Yapi ve Kredi Bankasi AS *	184,313	55,489
		6,796,996
BEVERAGES - 2.0%
Coca-Cola Bottlers Japan, Inc.	6,900	123,989
Coca-Cola Femsa SAB de CV - ADR	594	24,538
COCA-COLA FEMSA, S.A.B. DE C.V. (FEMSA)	109,352	442,965
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	54,000	748,321
Thai Beverage PCL	731,100	356,485
Wuliangye Yibin Co. Ltd.	46,299	880,844
		2,577,142
BIOTECHNOLOGY - 0.1%
Genmab A/S *	352	84,598

BUILDING MATERIALS - 1.2%
BBMG Corp.	327,000	82,673
Cie de Saint-Gobain - ADR	29,100	151,902
Cie de Saint-Gobain	4,573	121,617
CSG Holding Co., Ltd.	619,000	173,614
Geberit AG	1,377	615,862
HeidelbergCement AG	7,904	374,550
KCC Glass Corp. *	727	17,214
		1,537,432
CHEMICALS - 2.1%
Akzo Nobel NV	4,336	328,893
BASF SE	13,226	676,521
Covestro AG	7,604	255,299
Hanwha Solutions Corp.	6,809	81,490
Kaneka Corp.	8,100	210,253
KCC Corp.	475	64,650
Methanex Corp.	5,400	85,752
Nitto Denko Corp.	3,200	160,419
Shin-Etsu Chemical Co., Ltd.	6,800	752,719
		2,615,996
COMMERCIAL SERVICES - 2.3%
Adecco Group AG	6,620	289,726
Amadeus IT Group SA	2,894	138,069
Atlantia SpA	17,390	284,936
Brambles Ltd. - ADR	7,500	106,538
Cogna Educacao	228,600	233,106
Experian PLC	20,616	620,016
G4S PLC	28,351	38,977
Guangdong Provincial Expressway Development Co., Ltd.	92,100	59,994
Offcn Education Technology Co. Ltd.	43,800	159,555
Randstad Holding NV	7,672	308,609
RELX PLC	8,912	201,366
RELX PLC	18,172	413,318
Sichuan Expressway Co., Ltd.	400,000	102,848
		2,957,058
COMPUTERS - 2.6%
CGI., Inc. *	7,890	504,723
Check Point Software Technologies Ltd. * ^	7,681	812,189
Computershare Ltd.	25,961	205,209
Fujitsu Ltd.	3,600	350,977
Lenovo Group Ltd. - ADR	4,300	46,397
Lenovo Group Ltd.	396,000	213,922
NEC Corp.	5,400	207,960
NTT Data Corp.	28,900	295,949
Otsuka Corp. ^	3,200	145,404
PHISON ELECTRONICS CORP.	61,000	578,864
		3,361,594

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
COSMETICS / PERSONAL CARE - 1.2%
Unicharm Corp.	3,100	$114,652
Unilever NV	20,683	1,029,483
Unilever PLC - ADR ^	1,700	88,179
Unilever PLC	4,648	239,687
		1,472,001
DISTRIBUTION / WHOLESALE - 0.4%
Hanwha Corp.	12,423	211,900
Hanwha Corp.	6,921	64,818
Marubeni Corp.	29,500	142,572
Toyota Tsusho Corp.	5,700	136,166
		555,456
DIVERSIFIED FINANCIAL SERVICES - 2.1%
ASX Ltd.	1,932	102,342
B3 SA - Brasil Bolsa Balcao	35,500	250,841
BNK Financial Group, Inc.	31,712	131,880
China Merchants Securities Co., Ltd.	75,600	82,965
Credit Saison Co. Ltd.	21,000	239,348
Deutsche Boerse AG	1,092	169,217
Everbright Securities Company Ltd.	79,200	48,887
GF Securities Co., Ltd.	80,600	87,462
Haitong Securities Co., Ltd.	268,400	242,993
Hana Financial Group, Inc.	10,225	233,416
Lakala Payments Co. Ltd. *	32,100	308,564
Orient Securities Co., Ltd.	634,000	325,724
Tokyo Century Corp.	5,500	181,816
Yuanta Financial Holding Co., Ltd.	498,000	283,850
		2,689,305
ELECTRIC - 3.0%
Centrais Eletricas Brasileiras SA	11,400	51,574
Chubu Electric Power Co Inc	4,300	58,360
Cia Energetica de Minas Gerais	204,000	356,877
CPFL Energia SA	4,800	26,708
Endesa SA	3,366	74,621
Enel Americas SA	753,938	123,556
Enel SpA	201,825	1,377,865
Engie Brasil Energia SA	32,500	236,067
Engie SA	258	2,798
Iberdrola SA	51,295	510,016
KANSAI ELECTRIC POWER COMPANY, INCORPORATED	61,100	628,327
Neoenergia SA	15,700	52,785
Tokyo Electric Power Co. Holdings, Inc. *	79,600	268,911
		3,768,465
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
Brother Industries Ltd.	10,100	171,788
LG Innotek Co., Ltd.	1,945	210,726
		382,514
ELECTRONICS - 2.4%
Alps Alpine Co., Ltd.	9,400	97,299
Assa Abloy AB	2,400	42,914
BYD Electronic International Co. Ltd.	84,500	194,584
Delta Electronics Thailand PCL ++	88,700	121,708
FIT Hon Tend Ltd.	691,000	149,404
Hoya Corp.	7,200	658,925
Kyocera Corp.	11,600	621,995
LG Display Co., Ltd. - ADR *	26,600	119,700
LG Display Co., Ltd. *	36,416	330,388
Omron Corp.	7,000	412,607
TDK Corp.	4,000	346,056
		3,095,580

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
ENERGY - ALTERNATE SOURCES - 0.2%
Vestas Wind Systems A/S - ADR ^	7,464	$213,582

ENGINEERING & CONSTRUCTION - 0.2%
ACS Actividades de Construccion y Servicios SA	12,005	300,052
Enka Insaat ve Sanayi AS	1	1
Grupo Aeroportuario del Pacifico SAB de CV - ADR	52	3,224
		303,277
ENTERTAINMENT - 0.3%
Aristocrat Leisure Ltd.	24,953	411,139

FOOD - 2.9%
CJ CheilJedang Corp.	362	33,045
COLES GROUP LIMITED	25,627	258,186
EMPIRE COMPANY LIMITED	13,300	294,258
JBS SA	54,800	240,426
Magnit PJSC	3,577	178,490
Nestle SA - ADR	615	64,637
Nestle SA	9,934	1,052,219
NH Foods Ltd.	2,900	103,304
Seven & i Holdings Co Ltd.	15,100	501,845
Want Want China Holdings Ltd.	350,000	249,464
Wilmar International Ltd.	28,500	71,896
Woolworths Ltd.	26,512	616,411
		3,664,181
FOOD SERVICE - 0.1%
Compass Group PLC - ADR	9,390	157,001

GAS - 0.2%
Gas Natural SDG SA	12,697	224,212

HAND / MACHINE TOOLS - 0.2%
Disco Corp.	300	67,232
Techtronic Industries Co., Ltd. - ADR	5,200	193,102
Techtronic Industries Co., Ltd.	7,000	53,079
		313,413
HEALTHCARE-PRODUCTS - 3.0%
Alcon, Inc. *	2,835	149,638
Coloplast A/S - ADR	4,268	673,027
Koninklijke Philips NV	21,855	952,236
Olympus Corp. *	36,400	579,606
Siemens Healthineers AG	3,800	83,144
Smith & Nephew PLC	27,710	543,057
Terumo Corp.	12,300	409,597
Zhejiang Hisoar Pharmaceutical Co. Ltd.	573,200	479,589
		3,869,894
HEALTHCARE-SERVICES - 0.8%
Eurofins Scientific SE	888	490,969
HAPVIDA PARTICIPACOES E INVESTIMENTOS S/A	26,800	258,331
Lonza Group AG	1,500	65,025
WuXi AppTec Co. Ltd.	12,400	174,827
		989,152
HOLDING COMPANIES - DIVERSIFIED - 0.0%
Haci Omer Sabanci Holding AS	1	1

HOME BUILDERS - 0.1%
Taylor Wimpey PLC	36,241	67,030

HOME FURNISHINGS - 0.9%
Arcelik AS *	64,164	150,618
Chicony Electronics Co. Ltd.	144,000	405,623
LG Electronics, Inc.	2,286	102,882
Panasonic Corp.	57,700	441,410
		1,100,533
HOUSEHOLD PRODUCTS - 0.0%
Reckitt Benckiser Group PLC	344	5,886

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
HOUSEWARES - 0.3%
Turkiye Sise ve Cam Fabrikalari AS	508,047	$352,931

INSURANCE - 3.1%
Aegon NV	19,140	49,484
Allianz SE	4,607	847,408
Assicurazioni Generali SpA	30,414	433,688
Aviva PLC - ADR	16,600	100,596
AXA SA	30,706	545,571
BB Seguridade Participacoes SA	10,000	48,990
CNP Assurances *	3,854	39,741
Dai-ichi Life Holdings, Inc.	17,800	223,866
Mapfre SA	63,895	117,188
MS&AD Insurance Group Holdings, Inc.	20,500	592,706
NN Group NV	14,996	433,580
T&D Holdings, Inc.	16,600	143,996
Tokio Marine Holdings, Inc.	7,700	362,535
		3,939,349
INTERNET - 3.0%
Alibaba Group Holding Ltd. - ADR *	3,940	798,520
China Telecom Corp Ltd. - ADR ^	2,540	85,344
Hangzhou Shunwang Technology Co Ltd. *	33,500	91,012
Momo, Inc. - ADR	14,232	342,707
NAVER Corp.	804	130,353
Shopify, Inc. *	1,386	880,905
Tencent Holdings Ltd. - ADR	18,086	951,685
Trend Micro, Inc.	8,500	432,753
Vipshop Holdings Ltd. - ADR *	9,323	148,515
		3,861,794
INVESTMENT COMPANIES - 0.2%
Investor AB	4,640	230,328

IRON / STEEL - 1.2%
Fortescue Metals Group Ltd.	8,249	63,336
Fortescue Metals Group Ltd. - ADR	1,500	22,800
Iskenderun Demir ve Celik AS	251,984	248,374
Novolipetsk Steel PJSC	59,730	103,663
POSCO	383	57,873
Sansteel Minguang Co Ltd Fujian	365,769	373,868
Vale SA	9,620	79,365
Vale SA - ADR	61,700	513,929
		1,463,208
LEISURE TIME - 0.2%
Carnival PLC	8,014	110,597
Yamaha Motor Co., Ltd.	7,100	91,672
		202,269
LODGING - 0.1%
Shanghai Jinjiang International Hotels Co., Ltd.	48,300	70,904

MACHINERY-CONSTRUCTION & MINING - 0.8%
Doosan Fuel Cell Co., Ltd. * ++	2,769	7,305
Hitachi Ltd. - ADR	1,793	106,522
Hitachi Ltd.	21,200	631,440
Mitsubishi Heavy Industries Ltd.	5,000	128,674
Sungrow Power Supply Co Ltd.	135,400	206,302
		1,080,243
MACHINERY-DIVERSIFIED - 1.0%
CNH Industrial NV *	51,375	321,200
Doosan Co., Ltd.	828	20,214
GEA Group AG	17,059	391,272
Hexagon AB *	5,836	286,047
Tian Di Science & Technology Co. Ltd.	460,500	196,822
		1,215,555

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
MEDIA - 0.1%
Wolters Kluwer NV	1,876	$138,103

METAL FABRICATE - 0.3%
NSK Ltd.	51,600	358,426

MINING - 6.2%
Agnico Eagle Mines Ltd.	21,500	1,261,620
Anglo American PLC	42,320	753,770
AngloGold Ashanti Ltd. - ADR	11,240	274,144
BHP Billiton Ltd.	73,406	1,505,547
BHP Group PLC - ADR	2,400	80,256
BHP Group PLC	36,022	605,517
Doosan Solus Co., Ltd. * ++	1,526	17,748
First Quantum Minerals Ltd.	3,472	21,248
Glencore PLC - ADR	27,416	100,068
Glencore PLC	206,824	388,042
MMC Norilsk Nickel PJSC - ADR	3,591	99,758
MMC Norilsk Nickel PJSC	252	69,784
Northam Platinum Ltd. *	18,466	92,375
PJSC Polyus	992	162,452
Rio Tinto Ltd.	9,035	511,607
Rio Tinto PLC - ADR	25,816	1,192,441
Rio Tinto PLC	4,296	199,708
Shandong Gold Mining Co., Ltd.	82,750	246,127
Sibanye Stillwater Ltd. *	97,299	200,055
Teck Resources Ltd.	19,452	171,839
		7,954,106
MISCELLANEOUS MANUFACTORING - 0.1%
Alfa Laval AB *	6,832	127,519

OFFICE/BUSINESS EQUIPMENT - 0.4%
Canon, Inc. - ADR	20,500	432,753
Seiko Epson Corp. - ADR	3,600	20,232
		452,985
OIL & GAS - 6.7%
BP PLC - ADR ^	5,969	142,062
China Petroleum & Chemical Corp. - ADR	11,600	576,288
China Petroleum & Chemical Corp.	1,550,000	772,555
CNOOC Ltd. - ADR	2,039	229,122
Eni SpA - ADR ^	22,400	420,672
Gazprom PJSC - ADR	67,456	342,407
Gazprom PJSC - ADR ^	30,800	155,540
Gazprom PJSC	409,190	1,051,351
Lukoil PJSC	24,396	1,592,282
Petrobras Distribuidora SA	35,500	129,388
PetroChina Co., Ltd. - ADR ^	16,892	605,240
Petroleo Brasileiro SA	80,300	277,689
Petroleo Brasileiro SA - Petrobras	66,900	223,194
Rosneft Oil Co PJSC	116,390	528,289
Royal Dutch Shell PLC - ADR ^	14,540	464,844
SURGUTNEFTEGAS PJSC	1,345,800	675,459
Tatneft PJSC	41,270	286,914
		8,473,296
PHARMACEUTICALS - 14.7%
Astellas Pharma, Inc.	39,200	650,639
AstraZeneca PLC - ADR	21,482	1,123,079
Bausch Health Cos, Inc. *	62,000	1,123,440
Bayer AG	15,345	1,008,725
China National Accord Medicines Corp Ltd.	13,700	37,240
Chugai Pharmaceutical Co., Ltd.	9,900	1,184,291
Daiichi Sankyo Co Ltd.	10,700	738,145
Eisai Co., Ltd. - ADR	2,600	180,440
Galapagos NV *^	244	53,790
Grifols SA	5,546	114,114
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	98,000	256,420
Hypera SA	34,000	182,835
Livzon Pharmaceutical Group, Inc.	120,400	536,573

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
PHARMACEUTICALS - 14.7% (Continued)
Medipal Holdings Corp.	9,100	$176,173
Novartis AG	40,290	3,438,643
Novo Nordisk A/S - ADR	3,302	209,116
Novo Nordisk A/S	23,659	1,508,898
Ono Pharmaceutical Co., Ltd.	16,200	391,682
Otsuka Holdings Co., Ltd. - ADR	5,900	115,522
Otsuka Holdings Co., Ltd.	16,900	666,599
Roche Holding AG - ADR ^	13,300	578,151
Roche Holding AG	10,879	3,767,760
Sanofi	4,137	403,874
Shionogi & Co., Ltd.	3,600	199,526
		18,645,675
PRIVATE EQUITY - 0.3%
3i Group PLC	42,839	421,463

REAL ESTATE - 0.2%
Hang Lung Group Ltd.	37,000	84,512
REA Group Ltd.	2,068	118,883
		203,395
REITS - 0.3%
Brookfield Property REIT, Inc. ^	30,124	295,065
UNIBAIL-RODAMCO-WESTFIELD	2,124	125,702
		420,767
RETAIL - 1.7%
Hennes & Mauritz AB	51,396	701,735
Kingfisher PLC	47,089	93,552
Lao Feng Xiang Co., Ltd.	22,136	128,971
Lao Feng Xiang Co., Ltd.	18,100	50,445
Lojas Americanas SA	77,100	354,358
Restaurant Brands International, Inc.	897	44,222
Sundrug Co. Ltd.	8,800	302,369
Wesfarmers Ltd.	12,057	294,229
WORKMAN CO., LTD.	2,500	158,750
		2,128,631
SEMICONDUCTORS - 9.0%
Advantest Corp.	11,000	535,633
ASML Holding NV - ADR ^	1,086	313,235
ASML Holding NV	2,446	714,083
MediaTek, Inc.	36,000	497,104
NXP Semiconductors NV ^	4,226	420,783
Powertech Technology, Inc.	48,000	160,515
Renesas Electronics Corp. *	25,700	136,189
Samsung Electronics Co., Ltd. - ADR	126	131,418
Samsung Electronics Co., Ltd. - ADR	375	331,875
Samsung Electronics Co., Ltd.	67,400	2,771,324
Samsung Electronics Co., Ltd.	8,550	296,391
SK Hynix, Inc.	14,214	978,173
STMicroelectronics NV	3,320	85,429
STMicroelectronics NV	25,827	664,750
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR ^	27,663	1,469,735
Taiwan Semiconductor Manufacturing Co., Ltd.	35,000	353,073
Tokyo Electron Ltd.	5,200	1,111,437
United Microelectronics Corp.	965,000	499,257
		11,470,404
SOFTWARE - 1.6%
Blackberry Ltd. *	38,835	166,214
Dassault Systemes SE	550	80,518
Micro Focus International PLC	20,549	122,010
NetEase, Inc. - ADR ^	615	212,150
Sage Group PLC	16,965	136,641
SAP SE	11,299	1,345,118
		2,062,651

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 99.0% (Continued)
TELECOMMUNICATIONS - 3.6%
China Mobile Ltd. - ADR	20,043	$801,119
China Unicom Hong Kong Ltd	876,000	566,549
Deutsche Telekom AG *	52,610	768,753
Hellenic Telecommunications Organization SA	10,966	144,805
KDDI Corp. - ADR	5,300	75,896
Koninklijke KPN NV	19,681	45,309
Nice Ltd. - ADR *^	167	27,438
Nippon Telegraph & Telephone Corp	29,600	676,495
Telecom Italia SpA/Milano - ADR *	21,681	84,935
Telecom Italia SpA/Milano - ADR	7,800	30,498
Telecom Italia SpA/Milano	450,379	179,534
Telefonica Brasil SA	57,600	489,993
TIM Participacoes SA	150,200	350,993
Vodafone Group PLC - ADR	12,590	178,023
Vodafone Group PLC	87,455	123,552
		4,543,892
TOYS/GAMES/HOBBIES - 1.1%
Nintendo Co., Ltd.	3,300	1,367,492

TRANSPORTATION - 2.1%
Aurizon Holdings Ltd.	39,646	121,002
Central Japan Railway Co. - ADR	6,000	93,780
Deutsche Post AG	17,402	516,705
East Japan Railway Co.	10,000	732,795
HYUNDAI GLOVIS CO., LTD.	3,483	291,104
Mitsui OSK Lines Ltd	13,000	226,282
Nippon Express Co., Ltd.	10,800	142,671
Pan Ocean Co. Ltd. *	57,980	164,033
West Japan Railway Co.	5,800	359,700
		2,648,072
WATER - 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	41,311	316,442

TOTAL COMMON STOCKS (Cost - $128,019,238)		125,941,962

EXCHANGE TRADED FUND - 0.6%
EQUITY FUND - 0.6%
Global X MSCI Argentina ETF	6,197	111,775
iShares MSCI Eurozone ETF	11,734	663,792
TOTAL EXCHANGE TRADED FUND (Cost - $747,449)		775,567

	Expiration Date
WARRANT- 0.0%
Barito Pacific TBK PT * ++	6/4/2021	178,610	13,809
TOTAL WARRANTS (Cost - $0)

COLLATERAL FOR SECURITIES LOANED - 5.2%
Mount Vernon Prime Portfolio, 0.48% + #		6,616,325	6,616,325
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $6,616,325)

TOTAL INVESTMENTS - 104.8% (Cost - $135,383,012)			$133,347,663
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.8)%			(6,088,580)
NET ASSETS - 100.0%			$127,259,083

ADR - American Depositary Receipt.

NV - Non-Voting

PLC - Public Limited Company

REITS - Real Estate Investment Trust

*	Non-income producing security.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,228,850 at April 30, 2020.

+	Variable rate security. Interest rate is as of April 30, 2020.

++	Illiquid security

#	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2020

Portfolio Composition * - (Unaudited)
Japan	18.1%	Russia	5.5%
China	9.4%	Netherlands	3.8%
Switzerland	8.4%	Brazil	3.6%
Great Britain	7.6%	Taiwan	3.4%
Germany	7.0%	Other Countries **	27.5%
South Korea	5.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2020.

**	Includes collateral for securities loaned as of April 30, 2020.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Investments Corporation)

Asset Class Recap

Global equities and bond yields systematically rose to begin the fiscal year and close the 2019 calendar year. Investor confidence increased that a recession is not imminent as U.S. and Eurozone manufacturing and services picked up. Even more importantly, despite headlines of substantial job cuts overseas, employment continued to impress both domestically and abroad. Geopolitical risk also began to dissipate, as the U.S. planned tariff increases on China scheduled to increase on December 15 did not go into effect as the two countries worked toward a phase one trade deal. The optimism spilled into the New Year as the U.S. and China worked towards, and signed the phase one trade deal on January 15. Shortly after the signing, concerns over the adverse economic effects of the coronavirus outbreak sparked volatility, pushing both yields and equity markets substantially lower. Investor optimism reemerged in late March as countries saw coronavirus cases decline, and countries laid out plans to slowly reopen unprecedented stimulus from central banks around the world. In response, equities rallied to close the month while global yields remained suppressed. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 3.9 percent during the fiscal six-month period ended April 30, 2020.

Allocation Review

As positive economic data came in the finals months of 2019, the Sub-Adviser saw this as an opportunity to reduce the defensive asset strategy and increase the exposure to the growth strategy. This shift benefited the Fund as equities rose, however, this exposure detracted from performance in the final two weeks of the first fiscal quarter as volatility spiked. As volatility remained elevated in the first two months of the second fiscal quarter, the Sub-Adviser reduced the growth asset strategy to 29.5 percent by the end of March. The Sub-Adviser also reduced the real asset strategy down to three percent as the Sub-Adviser’s outlook for the asset class dimmed. Both reductions were used to bolster the defensive asset strategy. As markets rebounded to close the second fiscal quarter, the Sub-Adviser added to the growth asset strategy, ending the period at 50 percent of the Fund. The defensive asset strategy contributed to Fund performance over the six- month period, while both the real asset strategy and growth asset strategy detracted.

Holdings Insights

One of the largest detractors from Fund performance was the exposure to U.S. equities. This was achieved through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 39.5 percent) as well as through long exposures to S&P 500 call options which also detracted from Fund performance. Over the six-month period, SPY decreased 3.2 percent. The exposure to developed ex U.S. equities also detracted from Fund performance through the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding weight*: 0.95 percent) and the iShares Hedged MSCI Germany ETF (HEWG) (holding weight*: 2.11 percent). HEWJ and HEWG declined 10.6 and 15.1 percent, respectively over the six-month period.

The defensive asset strategy broadly achieved its goal of attempting to provide some downside protection for the Fund during the spikes in volatility late in the first fiscal quarter and throughout the bulk of the second fiscal quarter. In the latter half of January through mid-March, equity markets rapidly declined while U.S. investment grade bonds provided a positive return. Given that the largest portion of the defensive asset strategy is dedicated to U.S. government bonds, this exposure benefited the Fund. Despite the rally to close the second fiscal quarter, this exposure was still able to strongly contribute to Fund performance. The Fund also received positive contributions from the SPDR Portfolio Intermediate-Term Corporate Bond Fund (SPIB) (holding weight*: 10.6 percent). As spreads widened, the Sub-Adviser took advantage of these suppressed values by adding SPIB to the Fund in late March. Since being added to the Fund, SPIB increased 4.8 percent. The largest short within the defensive strategy and the Fund as a whole was dedicated to developed ex U.S. bonds. This position was expressed through short derivatives and slightly contributed to Fund performance as these underlying credits generally fell during the second fiscal quarter. For example, the Long Gilt Future June 20 (G M0) (holding weight*: -1.30 percent) contributed to Fund performance as the underlying bond decreased 2.1 percent in the second fiscal quarter.

The real assets strategy, while the smallest allocation in the Fund, detracted from Fund performance during the fiscal six-month period. The goal of the strategy is to hedge against inflation while also providing potential diversification benefits. This was implemented through commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 3.02 percent), which fell 28.8 percent in the fiscal six-month period. The diversifying strategy, the net Fund currency exposure, also adversely affected performance over the fiscal quarter, detracting approximately 3.5 percent from Fund performance.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for opportunities within the various asset categories the Fund invests in for the rest of 2020, albeit with continued volatility. The Sub- Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of its strategy and the use of alternative investments, the Fund may provide what may be considered attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	(6.65)%	(4.95)%	(1.18)%	0.76%
Class C	(7.02)%	(5.84)%	(2.18)%	(0.24)%
Class A with load of 5.75%	(12.06)%	(10.55)%	(2.60)%	(0.09)%
Class A without load	(6.70)%	(5.09)%	(1.43)%	0.50%
IQ Hedge Global Macro Beta Index	3.87%	6.09%	2.48%	2.36%
Morningstar Multialternative Category	(5.82)%	(5.05)%	(0.65)%	0.79%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.69% for Class N, 2.69% for Class C and 1.94% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2020

Security						Shares	Value
EXCHANGE TRADED FUNDS - 65.4%
COMMODITY EXCHANGE TRADED FUNDS - 2.8%
iShares Commodities Select Strategy ETF						34,736	$765,929

DEBT EXCHANGE TRADED FUNDS - 20.2%
SPDR Bloomberg Barclays High Yield Bond ETF ++						27,674	2,740,556
SPDR Portfolio Intermediate Term Corporate Bond ETF						76,310	2,699,848
							5,440,404
EQUITY EXCHANGE TRADED FUNDS - 42.4%
iShares Currency Hedged MSCI Germany ETF ++						22,340	535,548
iShares Currency Hedged MSCI Japan ETF						8,461	241,307
iShares MSCI Emerging Markets ETF						15,784	578,326
SPDR S&P 500 ETF Trust ++						34,546	10,034,922
							11,390,103

TOTAL EXCHANGE TRADED FUNDS (Cost - $16,077,385)							17,596,436

				Exercise		Expiration
	Counterparty	Contracts	Notional	Price		Date
PURCHASED OPTIONS * + - 7.0%
CALL OPTION ON FUTURES PURCHASED - 2.8%
US 10 Year Future	Goldman Sachs	36	$4,248,000	US $118		5/22/2020	758,250
							758,250
PUT OPTIONS ON FUTURES PURCHASED - 4.2%
Euro-Bund Option	Goldman Sachs	50	9,600,000	EUR $192		5/22/2020	962,222
S&P 500 E-Mini Option	Goldman Sachs	28	4,200,000	US $3,000		5/15/2020	167,580
							1,129,802

TOTAL PURCHASED OPTIONS (Cost - $1,693,893)							1,888,052

		Principal		Discount
		Amount ($)		Rate (%)		Maturity
SHORT-TERM INVESTMENTS - 28.2%
U.S. GOVERNMENT SECURITIES - 24.1%
US Treasury Bill		205,000		0.0717		6/18/2020	204,980
US Treasury Bill		5,058,000		0.1018		9/17/2020	5,055,998
US Treasury Bill		1,220,000		0.1395		2/25/2021	1,218,577
							6,479,555

		Shares		Interest Rate (%)
MONEY MARKET - 4.1%
Morgan Stanley Institutional Liquidity Fund		1,113,661		0.1500	^		1,113,661

TOTAL SHORT-TERM INVESTMENTS - (Cost - $7,593,365)							7,593,216

COLLATERAL FOR SECURITIES LOANED - 32.6%
Mount Vernon Prime Portfolio # (Cost - $8,756,789)		8,756,789		0.4800			8,756,789

TOTAL INVESTMENTS - 133.2% (Cost - $34,121,432)							$35,834,493
LIABILITIES IN EXCESS OF OTHER ASSETS - (33.2)%							(8,930,226)
NET ASSETS - 100.0%							$26,904,267

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2020

					Expiration	Unrealized Appreciation
Open Futures Contracts **	Counterparty	Contracts	Notional		Date	(Depreciation)
LONG FUTURES CONTRACTS - 0.8%
10 Year Mini JGB Future	Goldman Sachs	42	$5,999,439		6/12/2020	$25,518
AUST 10 Year Bond Future	Goldman Sachs	63	6,139,431		6/15/2020	(3,853)
CAC 40 10 Euro Future	Goldman Sachs	6	298,721		5/15/2020	2,453
CAN 10 Year Bond Future	Goldman Sachs	36	3,872,018		6/19/2020	25,934
Euro-Bond Future	Goldman Sachs	5	955,266		6/8/2020	12,964
FTSE/MIB Index Future	Goldman Sachs	1	96,173		6/19/2020	296
Hang Seng Index Future	Goldman Sachs	4	632,118		5/28/2020	20,187
IBEX 35 Index Future	Goldman Sachs	2	151,524		5/15/2020	(4,518)
S&P/TSX 60 IX Future	Goldman Sachs	2	255,790		6/18/2020	39,661
S&P 500 E-mini Future	Goldman Sachs	14	2,031,680		6/19/2020	29,458
SPI 200 Future	Goldman Sachs	4	362,704		6/18/2020	24,171
Swiss Market Index Future	Goldman Sachs	2	199,409		6/19/2020	(3,940)
Topix Index Future	Goldman Sachs	6	815,823		6/11/2020	38,140
US 10 Year Note (CBT)	Goldman Sachs	7	973,441		6/19/2020	(646)
TOTAL FUTURES CONTRACTS PURCHASED						205,825

SHORT FUTURES CONTRACTS - (0.2)%
Dax Index Future	Goldman Sachs	(1)	(297,128)		6/19/2020	(3,602)
FTSE 100 Index Future	Goldman Sachs	(2)	(148,461)		6/19/2020	5,230
Long Gilt Future	Goldman Sachs	(35)	(6,079,079)		6/26/2020	(52,069)
TOTAL FUTURES CONTRACTS SOLD						(50,441)

NET UNREALIZED GAIN FROM FUTURES CONTRACTS						$155,384

				Exercise Price		Value
WRITTEN OPTIONS + - (1.0)%
WRITTEN CALL FUTURE OPTIONS - (0.9)%
S&P 500 E-Mini Option	Goldman Sachs	(6)	(840,000)	US $2,800	5/8/2020	$(36,930)
S&P 500 E-Mini Option	Goldman Sachs	(6)	(870,000)	US $2,900	5/8/2020	(15,180)
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,608,000)	US $2,680	5/15/2020	(145,620)
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,764,000)	US $2,940	5/15/2020	(28,080)
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,818,000)	US $3,030	5/22/2020	(13,620)
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,830,000)	US $3,050	5/29/2020	(14,400)
						(253,830)
WRITTEN PUT FUTURE OPTIONS - (0.1)%
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,590,000)	US $2,650	5/22/2020	(15,900)
S&P 500 E-Mini Option	Goldman Sachs	(12)	(1,602,000)	US $2,670	5/29/2020	(22,200)
						(38,100)

TOTAL WRITTEN OPTIONS - (Premiums Received - $173,047)						$(291,930)

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

^	Variable rate security. Interest rate is as of April 30, 2020.

^^	All of this security is segregated as collateral for futures contracts.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

++	All or a portion of these securities are on loan. Total loaned securities had a value of $8,497,625.

#	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors LLC)

Asset Class Recap

As the predominately positive equity and credit environment rapidly succumbed to fears over the duration and potential lasting effects of the global shutdown, strategies that attempt to control risk were tested. After a relatively docile first fiscal quarter, the second fiscal quarter saw both investment-grade bonds and high-yield bonds decline, with high-yield shedding multiples of the amount of its higher-rated counterparts. This posed a particularly strenuous and precarious backdrop for long/short credit strategies that focus on spread-tightening. Therefore, the six-month period’s results were highly dictated by what happened in the second fiscal quarter, more specifically what happened in March. During the six-month period ended April 30, intermediate-term investment-grade corporate bond yields, as measured by the BofA Merrill Lynch 5-7 Year BBB U.S. Corporate Index, declined 0.8 percent, while single-B bonds, as measured by the BofA Merrill Lynch 5-7 Year B U.S. Cash Pay High-Yield Index and CCC-rated bonds, as measured by the BofA Merrill Lynch 5-7 Year CCC & Lower U.S. Cash Pay High- Yield Index, plummeted 7.3 percent and 18.1 percent, respectively. To compound the spread widening issue even further, intermediate-term Treasury bonds, as measured by the BofA Merrill Lynch 5-7 Year Treasury Index, experienced an increase of 7.3 percent during the same time period. Therefore, the yield spread on investment-grade bonds rated BBB expanded to 288 basis points, while the yield spreads for high-yield bonds rated single-B and CCC and lower rose to 811 basis points and 1,398 basis points, respectively.

Allocation Review

The Sub-Adviser has continued to implement a somewhat more defensive approach and made adjustments in the Fund’s overall exposures when spreads were near their tightest earlier in the fiscal year. Therefore, the Fund was not as affected by the spread widening in the lowest rated credits, which saw a moderate amount of widening in January before the first fiscal quarter concluded. Some of the risk management strategies that the Sub-Adviser increased were the “credit shorts” and “rate hedging” strategies, which attempt to manage overall credit risk and correlation to the high- yield market, as well as manage the overall interest rate sensitivity of the Fund. While the rate hedging strategy generally detracted during the six-month period, primarily due to interest rates plummeting in March, the credit shorts more than offset the adverse effect of the rate hedge. In addition, the Sub-Adviser consistently implements and adheres to strict stop-losses assigned to each holding in the Fund, many of which were effectively stopped out between January and March. This resulted in a two-fold benefit; 1) nearly all of the holdings that were stopped- out subsequently slid multiple percentage points (often double- digits) lower, and 2) the proceeds from the sale at the stop- loss were used to purchase other holdings that the Sub-Adviser viewed as more attractive risk-reward opportunities.

Holdings Insights

As long positions, regardless of credit quality, generally declined during the semi-annual period, the Fund’s short positions such as the SWAPs on the iBoxx USD Liquid High- Yield Index (IBOXHY) (holding weight*: -15.82 percent) were some of the best performers, particularly in March. The IBOXHY decreased 6.7 percent during the six-month period, contributing a similar amount to the Fund due to the short position accessed through the SWAPs. During the two-week period in March when most of the fiscal quarter’s devastation was experienced, IBOXHY declined 16.9 percent, providing a significant buoy for the Fund, offsetting much of the declines experienced in many of the Fund’s core long positions. The Fund continued to hold the Prudential Financial Inc. SWAP (holding weight*: 3.60 percent). The Prudential Financial SWAP slightly decreased, losing 0.2 percent, as the underlying had a fairly flat-to-positive overall return during the six-month period, slightly detracting from absolute performance to the Fund due to the short position. As bonds across the credit quality spectrum were pressured downward by the “sell all” mindset sweeping the markets, the Sub-Adviser initiated a large credit-default SWAP basket against investment-grade bonds, via the CDX IG 33 SWAP (CDX) (holding weight*: 12.37 percent). Since it was implemented at the end of February through the end of the semi-annual period, the SWAP increased 2.4 percent.

Clearly, not all holdings performed positively during the six-month period, as at least eight stop losses were implemented before the end of March, locking in declines on each executed position. However, the Sub- Adviser had used proceeds from the execution of stop- losses and excess cash positions in the Fund to implement opportunistic trades during the fiscal quarter. For example, during the tumultuous month of March, the Sub-Adviser purchased the Caterpillar Financial Service bond maturing in 2021 (14913Q2X6) (holding weight*: 3.60 percent) and the Sempra Energy bond maturing in 2021 (816851BD0) (holding weight*: 3.14 percent). These two investment-grade bonds had experienced an extreme sell-off prior to the Fed announcing its support for short-dated investment-grade bonds. Therefore, the Sub-Adviser’s acquisition of these holdings for the Fund was timely, as the two securities quickly rebounded with the Fed’s Sunday announcement of the bond-buying program. From their purchase in March through the end of April, the Caterpillar and Sempra bonds rose 9.7 percent and 9.6 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser believes that additional downturns and volatility will continue to plague the credit markets and that more opportunities to add to specific bonds again at lower price levels may arise. The Sub-Adviser also believes that the opportunity set will continue to expand, particularly as liquidity improves. As this occurs, the Sub-Adviser expects to utilize most of its strategies, by establishing core longs at historically cheap valuations, taking advantage of relative single name dislocations via pair trades, and adding some inexpensive single name short positions – all while remaining exceptionally active in its opportunistic trading bucket. Therefore, while the Sub-Adviser does not believe that credits markets are in the clear, it is optimistic about the opportunities a volatile market may present.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	0.40%	2.95%	3.24%	5.96%
Class C	(0.07)%	1.93%	2.20%	4.90%
Class A with load of 5.75%	(5.50)%	(3.19)%	1.75%	5.08%
Class A without load	0.27%	2.69%	2.96%	5.70%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	2.35%	5.07%	4.19%	3.64%
Morningstar Long-Short Credit Category	(5.70)%	(4.79)%	0.09%	1.60%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month- end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The Morningstar Long- Short Credit Category is generally representative of funds that purchase or sell bonds, credit default swaps, or other credit derivatives to potentially benefit from changes in the credit markets and/or individual issuers.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
BANK LOANS - 2.0%
LODGING - 2.0%
Spectacle Gary Holdings LLC	1 mo. LIBOR + 9.000%	$1,803,378	9.330	+	11/7/2025	$1,562,925
Spectacle Gary Holdings LLC	1 mo. LIBOR + 9.000%	131,622	9.330	+	11/7/2025	114,072
TOTAL BANK LOANS (Cost - $1,865,269)						1,676,997

BONDS & NOTES - 43.7%
AEROSPACE/DEFENSE - 2.1%
Boeing Co.		1,780,000	5.805		5/1/2050	1,780,000

AUTO MANUFACTURING - 1.6%
Ford Motor Co.		415,000	9.000		4/22/2025	406,181
General Motors Financial Co., Inc.	3 mo. LIBOR + 1.550%	1,010,000	2.861	+	1/14/2022	941,447
						1,347,628
BANKS - 6.3%
Banco Santander Mexico SA - 144A		330,000	5.375		4/17/2025	339,488
Goldman Sachs Capital I		1,150,000	6.345		2/15/2034	1,467,772
JP Morgan Chase & Co. ^	3 mo. LIBOR + 0.550%	2,005,000	2.310	+	2/1/2027	1,712,913
Wachovia Capital Trust II - 144A	3 mo. LIBOR + 0.500%	1,000,000	1.719	+	1/15/2027	856,356
Wells Fargo & Co.		795,000	5.950		12/1/2086	888,330
						5,264,859
BEVERAGES - 0.5%
Constellation Brands, Inc. ^		420,000	2.875		5/1/2030	428,037

CHEMICALS - 0.7%
TPC Group, Inc. - 144A		750,000	10.500		8/1/2024	617,025

COMMERCIAL SERVICES - 0.5%
Equifax, Inc.		420,000	3.100		5/15/2030	424,653

COMPUTERS - 1.0%
Hewlett Packard Enterprise Co.		365,000	4.450		10/2/2023	384,859
Hewlett Packard Enterprise Co.		410,000	4.650		10/1/2024	436,284
						821,143
DIVERSIFIED FINANCIAL SERVICES - 2.1%
AerCap Ireland Capital DAC		230,000	4.500		5/15/2021	223,285
GE Capital International Funding Co. Unlimited Co.		880,000	4.418		11/15/2035	919,696
Mastercard, Inc.		555,000	3.350		3/26/2030	633,219
						1,776,200
ELECTRIC - 5.4%
Exelon Corp.		1,500,000	4.700		4/15/2050	1,938,199
Sempra Energy	3 mo. LIBOR + 0.500%	2,625,000	1.719	+	1/15/2021	2,598,490
						4,536,689
ENTERTAINMENT - 0.8%
Enterprise Development Authority - 144A		725,000	12.000		7/15/2024	659,605

FOOD - 2.1%
Smithfield Foods, Inc. - 144A		890,000	2.650		10/3/2021	876,263
Smithfield Foods, Inc. - 144A		835,000	5.200		4/1/2029	871,610
						1,747,873
HEALTHCARE-SERVICES - 1.8%
CommonSpirit Health		1,500,000	4.187		10/1/2049	1,482,032

INSURANCE - 3.2%
Mutual of Omaha Insurance Co. - 144A	3 mo. LIBOR + 2.640%	410,000	4.297	+	7/15/2024	429,620
Ohio National Financial Services - 144A		1,350,000	5.550		1/24/2030	1,290,070
United Insurance Holdings Corp.		1,000,000	6.250		12/15/2027	940,377
						2,660,067
MACHINERY-CONSTRUCTION & MINING - 3.5%
Caterpillar Financial Services Corp.	3 mo. LIBOR + 0.390%	3,000,000	2.082	+	5/17/2021	2,981,289

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund (Continued)
April 30, 2020

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
BONDS & NOTES - 43.7% (Continued)
MEDIA - 2.5%
ViacomCBS, Inc. ^		$315,000	4.750		5/15/2025	$337,906
ViacomCBS, Inc.		235,000	4.950		1/15/2031	251,544
ViacomCBS, Inc.	3 mo. LIBOR + 3.899%	1,500,000	6.250	+	2/28/2057	1,476,675
						2,066,125
MISCELLANEOUS MANUFACTURING - 1.7%
General Electric Co.		350,000	3.625		5/1/2030	352,014
General Electric Co.		1,030,000	4.250		5/1/2040	1,035,550
						1,387,564
OIL & GAS - 3.2%
Ecopetrol SA		235,000	6.875		4/29/2030	240,875
Transocean Poseidon Ltd. - 144A		1,600,000	6.875		2/1/2027	1,280,000
Transocean Sentry Ltd. - 144A		1,570,000	5.375		5/15/2023	1,216,750
						2,737,625
PHARMACEUTICALS - 0.8%
Cigna Corp.		710,000	2.400		3/15/2030	718,559

RETAIL - 0.1%
Kohl’s Corp.		90,000	9.500		5/15/2025	92,660

SEMICONDUCTORS - 1.5%
Lam Research Corp.		420,000	1.900		6/15/2030	419,189
NVIDIA Corp.		810,000	2.850		4/1/2030	886,324
						1,305,513
SOVEREIGN - 0.6%
Mexico Government International Bond		460,000	4.750		4/27/2032	464,600

TELECOMMUNICATIONS - 1.7%
Gogo Intermediate Holdings LLC - 144A		500,000	9.875		5/1/2024	412,600
Sprint Spectrum Co. LLC - 144A		930,000	5.152		3/20/2028	1,029,603
						1,442,203
TOTAL BONDS & NOTES (Cost - $36,325,585)						36,741,949

		Shares
COMMON STOCK - 3.5%
REAL ESTATE - 2.1%
UIRC-GSA International LLC - 144A *		2,000				1,780,000

SAVINGS & LOANS - 1.4%
Dime Community Bancshares, Inc. *		50,000				1,159,000

TELECOMMUNICATIONS - 0.0%
NII Holdings, Inc. - 144A * !		10,000				21,700

TOTAL COMMON STOCK (Cost - $3,307,730)						2,960,700

		Principal	Interest		Maturity
		Amount	Rate%		Date
U.S. GOVERNMENT - 38.8%
TREASURY BILLS - 33.3%
Treasury Bill ^		$13,890,000	0.034	+	5/7/2020	13,889,896
Treasury Bill ^		14,075,000	0.094	+	6/11/2020	14,073,617
						27,963,513
TREASURY NOTES/BONDS - 5.5%
Treasury Note / Bond ^		2,105,000	0.500		3/31/2025	2,120,870
Treasury Note / Bond ^		1,245,000	1.500		2/15/2030	1,348,612
Treasury Note / Bond		920,000	2.375		11/15/2049	1,169,298
						4,638,780
TOTAL U.S. GOVERNMENT (Cost - $32,584,483)						32,602,293

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund (Continued)
April 30, 2020

		Interest
Security	Shares	Rate%		Value
SHORT-TERM INVESTMENT - 8.2%
MONEY MARKET FUND - 8.2%
First American Government Obligations Fund - Class Z	6,918,581	0.250	+	$6,918,581
TOTAL SHORT-TERM INVESTMENT (Cost - $6,918,581)

COLLATERAL FOR SECURITIES LOANED - 33.5%
Mount Vernon Prime Portfolio #	28,201,977	0.480	+	28,201,977
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $28,201,977)

TOTAL INVESTMENTS - 129.7% (Cost - $109,203,625)				$109,102,497
LIABILITIES IN EXCESS OF OTHER ASSETS - (29.7)%				(25,041,226)
TOTAL NET ASSETS - 100.0%				$84,061,271

LIBOR - London Inter-Bank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2020.

!	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $21,700 or 0.03% of net assets as of April 30, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2020 the total market value of 144A securities is $11,680,690 or 13.9% of net assets.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $27,649,215 at April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

	Short	Notional Value at	Maturity	Unrealized
Security	Contracts	April 30, 2020	Date	Depreciation
OPEN SHORT FUTURES CONTRACTS - (1.7)%
U.S. 5 Year Treasury Note	11	$1,380,324	June-20	$(21,128)
U.S. 10 Year Treasury Note	103	14,323,489	June-20	(625,294)
U.S. Treasury Long Bond	54	9,775,674	June-20	(778,771)
NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS				$(1,425,193)

CREDIT DEFAULT SWAPS
					Unrealized
		Notional Value at	Premium	Maturity	Appreciation/
Description	Counterparty	April 30, 2020	Paid (Received)	Date	(Depreciation)
To Buy Protection - Commonwealth Bank of Australia	Goldman Sachs	$2,000,000	$(12,151)	12/20/2023	$(23,415)
To Buy Protection - CDX NA IG. 32	HSBC Securities, Inc.	1,000,000	(17,429)	6/20/2024	24,794
To Buy Protection - CDX NA IG. 33	HSBC Securities, Inc.	10,000,000	(166,427)	12/20/2024	240,070
To Buy Protection - D.R. Horton, Inc.	Barclays	3,000,000	(99,314)	3/20/2025	29,848
To Buy Protection - Packaging Corp. of America	Barclays	3,000,000	(137,230)	6/20/2025	5,416
To Buy Protection - Prudential Financial, Inc.	JPMorgan	3,000,000	(38,631)	9/20/2024	(17,503)
To Buy Protection - Kraft Heinz Food	JPMorgan	2,000,000	(31,954)	6/20/2023	(885)
To Sell Protection - Kraft Heinz Food (1)	Goldman Sachs	(2,000,000)	14,987	12/20/2023	19,689
To Buy Protection - Newell Brands	Goldman Sachs	2,000,000	22,030	12/20/2023	12,027
To Sell Protection - Newell Brands (1)	JPMorgan	(2,000,000)	(32,614)	6/20/2023	(3,280)
NET UNREALIZED GAIN FROM CREDIT DEFAULT SWAPS					$286,761

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund (Continued)
April 30, 2020

TOTAL RETURN SWAPS
					Unrealized
		Notional Value at		Maturity	Appreciation/
Reference Entity	Counterparty	April 30, 2020	Variable Rate	Date	(Depreciation)
iBoxx USD Liquid High Yield Index	JPMorgan	$5,000,000	3 mo LIBOR + 1.90%	6/20/2020	$434,847
iBoxx USD Liquid High Yield Index	JPMorgan	8,000,000	3 mo LIBOR + 0.00%	9/20/2020	(523,892)
NET UNREALIZED LOSS FROM TOTAL RETURN SWAPS					$(89,045)

LIBOR - London Inter-bank Offered Rate

(1)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
Bonds & Notes	33.8%
U.S. Government	29.9%
Collateral for Securities Loaned	25.8%
Short-Term Investment	6.3%
Common Stock	2.7%
Bank Loans	1.5%
Total	100.0%

*	Based on total value of investments as of April 30, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Weiss Multi-Strategy Advisers LLC)

Asset Class Recap

As the fiscal year began, the lingering fears surrounding trade deals dissipated on the back of perception of improved U.S.-China trade negotiations and clarity on economic growth. Investors also received updates on improvements in business and consumer confidence. As equities rallied, volatility remained benign, and already tight spreads tightened further. However, news out of China regarding a virus outbreak caused investors to view each new headline with caution and even some trepidation. Volatility spiked and reached a crescendo as cases around the globe spiked, the outbreak was aptly identified as a pandemic, and economies around the world shut down. In response, asset classes around the world systematically declined. This sell-off and corresponding spikes in volatility were generally triggered by “concerns” and headlines rather than deteriorating fundamentals. Regardless of the cause, volatility spikes generally correspond with widening spreads on merger deals and other risk -arbitrage opportunities. To close the second fiscal quarter, markets rebounded slightly amid unprecedented support from central banks around the world to bolster the global economy. During the six-month period ended April 30, 2020, event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, declined 7.0 percent. While broader in scope, long/short equity strategies, as measured by the Credit Suisse Long/Short Liquid Index, increased 3.5 percent.

Allocation Review

Within the Fund, the event driven allocation is primarily represented in the form of announced mergers. The allocation to event driven holdings began the fiscal year at 47 percent and fell as low as 38 percent as prominent positions came to fruition in the first fiscal quarter. As predicted by the Sub-Adviser, this allocation rose to 59 percent in the second fiscal quarter as the Sub-Adviser was able to identify above average spreads in strategic deals with manageable regulatory hurdles as the fiscal quarter progressed. The six-month period ended with a 59 percent allocation dedicated to event driven holdings, with the remaining dedicated to the long/short book. As volatility spiked in the second fiscal quarter, the gross exposure was reduced to 74.4 percent. Moving forward the Sub-Adviser will look to add to the gross exposure as volatility subsides.

Holdings Insights

As previously mentioned, the allocation to the event driven holdings declined. This was partially due to the largest pharmaceutical deal ever, combining two of the world’s largest cancer drug businesses. The deal was announced in the first fiscal quarter of 2019, and has been a highlight of the Fund’s event driven allocation ever since. The deal spread between Celgene Corp. (CELG) (holding weight**: 9.21 percent) and Bristol-Myers Squibb Co. (BMY) (holding weight**: -5.76 percent) has compressed over 2019 and closed in the first fiscal quarter, positively contributing to Fund performance. Another substantial deal within the Fund came from AbbVie Inc.’s (ABBV) (holding weight*: -2.10 percent) acquisition of Allergan PLC (AGN) (holding weight*: 7.34 percent). Over the first fiscal quarter, AGN successfully sold two drugs as a part of the divestment in order to complete the transaction. As such, the spread on this deal tightened substantially, positively contributing to Fund performance. In the second fiscal quarter the spread on the deal widened to $22 amid the market sell off, however, the deal spread compressed to $0.19 by the end of the six-month period as the deal received all regulatory approvals. The Sub-Adviser is confident the deal will officially close early in the next fiscal quarter. Many other deals closed over the six-month period including the Flutter Entertainment PLC (holding weight**: -0.29 percent), acquisition of the Stars Group Inc. (TSGI CN) (holding weight*: 1.62 percent). This $12.2 billion cross border deal will create the largest e-gaming company in the world by revenue and will attempt to take on the growing sports gambling market in the United States. Over the first fiscal quarter, this deal came under the scrutiny of the United Kingdom’s antitrust regulator, the Competition and Market Authority, causing the spread on this deal to widen. In the second fiscal quarter, the spread reversed and the deal closed.

The low net profile of the long/short equity allocation slightly detracted early in the fiscal year as markets rallied but strongly benefitted the Fund as volatility spiked in the second fiscal quarter. The Sub-Adviser aggressively reduced the gross and net exposure of the long /short strategy allocation as markets became highly volatile and unpredictable. The Sub- Adviser also improved the overall quality of the strategy by moving out of the higher beta names and into stocks like The Home Depot Inc. (HD) (holding weight*: 0.10 percent), which it believes is capable of thriving during the current pandemic, and stocks like McDonald’s Corp. (MCD) (holding weight*: 0.50 percent) which the Sub- Adviser believes is poised to strongly rebound once the economy opens. Throughout the volatility, the Sub-Adviser wrote calls on stocks to take advantage of the substantially higher level of implied volatility. This exposure, in general, slightly detracted from performance as equities rebounded to close the second fiscal quarter. For example, the Nike Inc. call 5/15/20 at $82.50 (NKE 5/15/20 C82.5) (holding weight**: - 0.03 percent) detracted from Fund performance since it was in the Fund from April 2 to April 24 as the underlying increased 10.3 percent. However, the Fund’s long position to Nike Inc. (NKE) (holding weight*: 0.76 percent) more than made up for the loss.

Sub- Adviser Outlook

Through the historic decline and subsequent rally, the Sub-Adviser continued to reiterate its commitment to its investment approach and philosophy, focusing on capital preservation and opportunistically looking to deploy capital as appropriate. The Sub- Adviser’s multi-lens approach served the Fund during the volatility throughout the second fiscal quarter, and the Sub- Adviser is optimistic that its approach is well-suited for additional bouts of volatility that are likely to arise through the rest of the calendar year and beyond. Although new mergers have slowed, the Sub- Adviser believes that new deals will surge later in the year as large cash-rich companies focus on buying dislocated assets.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(1.49)%	(1.49)%	0.98%	3.32%
Class C	(1.98)%	(2.46)%	(0.03)%	2.29%
Class A with load of 5.75%	(7.27)%	(7.36)%	(0.46)%	2.45%
Class A without load	(1.61)%	(1.72)%	0.73%	3.06%
IQ Hedge Market Neutral Total Return Index	(2.32)%	(0.07)%	1.56%	2.38%
Morningstar Multialternative Category	(5.82)%	(5.05)%	(0.65)%	0.79%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.67% for Class N, 3.67% for Class C and 2.92% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month- end, please call 1-800- 442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 43.2%
AEROSPACE/DEFENSE - 2.1%
Boeing Co.	20,441	$2,882,590
L3Harris Technologies, Inc.	5,809	1,125,203
		4,007,793
AIRLINES - 0.2%
American Airlines Group, Inc.	2,410	28,944
AMR Corp. * #	101,283	24,308
Southwest Airlines Co.	10,420	325,625
		378,877
APPAREL - 0.8%
NIKE, Inc.	17,261	1,504,814

AUTO MANUFACTURERS - 0.7%
Cummins, Inc.	1,944	317,844
Fiat Chrysler Automobiles NV	62,304	547,025
Fiat Chrysler Automobiles NV	60,216	518,460
		1,383,329
BANKS - 0.2%
Bank of America Corp.	20,184	485,425

BEVERAGES - 1.1%
Coca-Cola Co.	20,205	927,207
PepsiCo., Inc.	8,763	1,159,257
		2,086,464
BUILDING MATERIALS - 0.4%
Carrier Global Corp. *	31,103	550,834
Owens Corning	6,497	281,710
		832,544
COMMERCIAL SERVICES - 0.3%
PayPal Holdings, Inc. *	4,939	607,497

COMPUTERS - 0.7%
Apple, Inc.	3,329	978,060
Leidos Holdings, Inc.	4,167	411,741
		1,389,801
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Charles Schwab Corp.	2,202	83,059
GAIN Capital Holdings, Inc.	78,811	515,424
Legg Mason, Inc.	93,073	4,637,828
		5,236,311
ELECTRONICS - 0.2%
Fortive Corp.	5,838	373,632

ENERGY - 0.1%
Vestas Wind Systems A/S	1,692	145,632

ENGINEERING & CONSTRUCTION - 0.4%
Jacobs Engineering Group, Inc.	10,324	854,311

ENTERTAINMENT - 1.7%
Stars Group, Inc. *	114,907	3,212,800

HEALTHCARE-PRODUCTS - 3.7%
QIAGEN NV *	116,070	4,838,958
Wright Medical Group NV *	77,875	2,267,720
		7,106,678

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 43.2% (Continued)
HOLDING COMPANIES-DIVERSIFIED - 2.5%
8i Enterprises Acquisition Corp. *	42,567	$432,481
Alberton Acquisition Corp. *	80,490	861,243
Churchill Capital Corp. III *	40,015	406,152
CITIC Capital Acquisition Corp. *	2,962	29,916
dMY Technology Group, Inc. *	2,294	23,215
Far Point Acquisition Corp. *	34,050	346,970
Flying Eagle Acquisition Corp. *	2,161	22,453
Legacy Acquisition Corp. *	118,268	1,229,987
Pure Acquisition Corp. *	119,076	1,247,916
Social Capital Hedosophia Holdings Corp. II *	8,469	86,299
Social Capital Hedosophia Holdings Corp. III *	12,720	128,981
		4,815,613
HOME BUILDERS - 0.3%
DR Horton, Inc.	11,809	557,621

INSURANCE - 2.4%
FGL Holdings	52,891	549,009
Genworth Financial, Inc. *	32,190	116,850
Willis Towers Watson PLC	22,701	4,047,361
		4,713,220
INTERNET - 4.9%
Amazon.com, Inc. *	187	462,638
E*TRADE Financial Corp.	136,412	5,539,691
NortonLifeLock, Inc.	34,960	743,599
TD Ameritrade Holding Corp.	71,918	2,824,220
		9,570,148
IRON/STEEL - 0.1%
Nucor Corp.	3,045	125,424

MACHINERY-DIVERSIFIED - 0.6%
Dover Corp.	6,732	630,452
Otis Worldwide Corp. *	9,935	505,791
		1,136,243
MISCELLANEOUS MANUFACTURING - 0.7%
Eaton Corp. PLC	7,056	589,176
Parker-Hannifin Corp.	4,196	663,472
		1,252,648
OIL & GAS - 0.4%
Marathon Petroleum Corp.	26,715	857,017

PHARMACEUTICALS - 9.5%
Allergan PLC	77,557	14,529,528
Bristol-Myers Squibb Co.	15,547	945,413
Cigna Corp.	12,920	2,529,478
Mylan NV *	21,246	356,295
		18,360,714
RETAIL - 2.6%
Best Buy Co., Inc.	11,968	918,306
Home Depot, Inc.	941	206,860
Lowe’s Companies, Inc.	1,845	193,264
McDonald’s Corp.	5,308	995,568
O’Reilly Automotive, Inc. *	1,198	462,835
Tiffany & Co.	14,323	1,811,860
TJX Companies, Inc.	7,353	360,665
		4,949,358

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2020

Security				Shares			Value
COMMON STOCKS - 43.2% (Continued)
SEMICONDUCTORS - 1.9%
Lam Research Corp.				1,351			$344,883
Marvell Technology Group Ltd.				8,424			225,258
Micron Technology, Inc. *				20,812			996,687
NVIDIA Corp.				3,427			1,001,644
NXP Semiconductors NV				10,134			1,009,042
Qorvo, Inc. *				1,609			157,730
							3,735,244
SOFTWARE - 0.9%
Adobe, Inc. *				1,384			489,438
Borqs Technologies, Inc. *				61,731			118,499
Microsoft Corp.				6,197			1,110,564
							1,718,501
TELECOMMUNICATIONS - 0.9%
Gilat Satellite Networks Ltd. *				23,191			198,283
NII Holdings, Inc. * #				205,893			442,670
T-Mobile US, Inc. *				12,831			1,126,562
							1,767,515
TEXTILES - 0.1%
Mohawk Industries, Inc. *				3,216			282,107

TRANSPORTATION - 0.1%
FedEx Corp.				2,049			259,752

TOTAL COMMON STOCKS (Cost - $86,471,763)							83,707,033

CLOSED END FUNDS - 2.2%
Altaba, Inc. #				193,882			4,187,851
TOTAL CLOSED END FUNDS (Cost - $3,805,238)

EXCHANGE TRADED FUNDS - 2.3%
iShares Russell 2000 ETF				4,290			559,030
SPDR Blackstone / GSO Senior Loan ETF ^				85,456			3,569,497
SPDR S&P Regional Banking ETF				6,432			245,252
TOTAL EXCHANGE TRADED FUNDS - (Cost - $4,835,776)							4,373,779

					Expiration Date
RIGHTS - 0.0%
Alder BioPharmaceuticals, Inc. #				10,079			10,079
Nexstar Broadcasting Group, Inc. * #				87,600	Perpetual		4,380
Pan American Silver Corp.				41,375	3/19/2049		19,860
TOTAL RIGHTS (Cost - $73,259)							34,319

WARRANTS - 0.0%
Borqs Technologies, Inc. *				105,552	10/28/2020		4,776
TOTAL WARRANTS (Cost - $8,254)

	Counterparty	Contracts**	Notional Value	Exercise Price
PURCHASED OPTIONS - 0.0%
PURCHASED PUT OPTIONS - 0.0%
S&P 500 Index	JP Morgan	282	$7,614,000	$270.00	5/15/2020		68,526
TOTAL PURCHASED PUT OPTIONS (Cost - $207,251)
TOTAL PURCHASED OPTIONS (Cost - $207,251)

					Interest
				Shares	Rate %
SHORT-TERM INVESTMENT - 41.5%
MONEY MARKET FUND - 41.5%
Fidelity Investments Money Market Fund - Class I				80,566,140	0.160	+	80,566,140
TOTAL SHORT-TERM INVESTMENT (Cost - $80,566,140)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2020

		Interest
Security	Shares	Rate %		Value
COLLATERAL FOR SECURITIES LOANED - 1.9%
HSBC US Government Money Market Fund - Class I !	3,663,660	0.193	+	$3,663,660
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,663,660)

TOTAL INVESTMENTS - 91.1% (Cost - $179,631,341)				$176,606,084
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.9%				17,343,930
NET ASSETS - 100.0%				$193,950,014

ETF - Exchange Traded Fund

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of April 30, 2020.

#	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total value of such securities is $4,669,289 or 2.41% of net assets as of April 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $3,584,238 at April 30, 2020.

!	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

~	Less than 0.5 shares.

Security	Counterparty	Contracts**	Notional Value	Exercise Price	Expiration Date	Value
WRITTEN OPTIONS - (0.2) %
WRITTEN CALL OPTIONS - (0.2) %
Best Buy Co., Inc.	JP Morgan	86	$688,000	$80.00	6/19/2020	$39,130
Lam Research Corp.	JP Morgan	14	378,000	270.00	5/15/2020	8,330
McDonald’s Corp.	JP Morgan	53	1,007,000	190.00	6/19/2020	36,941
NIKE, Inc.	JP Morgan	56	504,000	90.00	5/15/2020	6,440
NIKE, Inc.	JP Morgan	107	1,043,250	97.50	6/19/2020	8,346
NortonLifeLock, Inc.	JP Morgan	321	642,000	20.00	5/15/2020	49,755
NXP Semiconductors NV	JP Morgan	75	712,500	95.00	6/19/2020	81,900
PayPal Holdings, Inc.	JP Morgan	42	483,000	115.00	5/15/2020	39,900
PepsiCo., Inc.	JP Morgan	84	1,050,000	125.00	5/15/2020	68,670
S&P 500 ETF Index	JP Morgan	141	4,187,700	297.00	5/15/2020	44,697
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $320,747)						384,109

WRITTEN PUT OPTIONS - (0.0) %
S&P 500 ETF Index	JP Morgan	283	7,358,000	260.00	5/15/2020	38,488
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $135,970)
TOTAL WRITTEN OPTIONS (Premiums Received - $456,717)						$422,597

				Shares
SECURITIES SOLD SHORT * - (22.7) %
AEROSPACE/DEFENSE - (1.4) %
Boeing Co.				17,500		2,467,850
General Dynamics Corp.				2,547		332,689
						2,800,539
AIRLINES - (0.0) %
American Airlines Group, Inc.				2,410		28,944

BANKS - (3.0) %
Morgan Stanley				149,889		5,910,123

BUILDING MATERIALS - (0.1) %
Lennox International, Inc.				1,162		216,922

COMPUTERS - (0.2) %
Accenture PLC				2,104		389,640

DIVERSIFIED FINANCIAL SERVICES - (1.1) %
Charles Schwab Corp.				58,310		2,199,453

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2020

Security	Shares	Value
SECURITIES SOLD SHORT * - (22.7) % (Continued)
EQUITY EXCHANGE TRADED FUNDS - (8.2) %
Consumer Staples Select Sector SPDR Fund	28,958	$1,687,093
Health Care Select Sector SPDR Fund	10,078	1,005,079
Industrial Select Sector SPDR Fund	10,053	645,503
iShares Russell 2000 ETF	11,584	1,509,511
iShares U.S. Real Estate ETF	4,672	355,306
SPDR S&P 500 ETF Trust	35,747	10,383,789
SPDR S&P Retail ETF	2,772	101,677
VanEck Vectors Semiconductor ETF	2,147	287,118
		15,975,076
FOOD - (0.3) %
Tyson Foods, Inc.	8,044	500,256

INSURANCE - (2.3) %
Aon PLC	24,511	4,232,314
Fidelity National Financial, Inc.	5,411	146,368
		4,378,682
INTERNET - (0.1) %
Uber Technologies, Inc.	3,126	94,624

LODGING - (0.0) %
Marriott International, Inc.	402	36,558

MACHINERY-CONSTRUCTION & MINING - (0.3) %
Caterpillar, Inc.	5,424	631,245

MACHINERY-DIVERSIFIED - (0.3) %
Deere & Co.	2,428	352,206
Ingersoll Rand, Inc.	9,210	267,827
		620,033
MEDIA - (0.3) %
Walt Disney Co.	5,196	561,947

MISCELLANEOUS MANUFACTURING - (0.2) %
Illinois Tool Works, Inc.	2,107	342,388

OIL & GAS - (0.3) %
Chevron Corp.	7,188	661,296

PHARMACEUTICALS - (3.5) %
AbbVie, Inc.	50,641	4,162,690
Cigna Corp.	12,920	2,529,478
		6,692,168
SEMICONDUCTORS - (0.3) %
Texas Instruments, Inc.	4,826	560,154

SOFTWARE - (0.1) %
Oracle Corp.	4,290	227,241

TRANSPORTATION - (0.7) %
FedEx Corp.	6,396	810,821
Norfolk Southern Corp.	2,614	447,255
		1,258,076
TOTAL SECURITIES SOLD SHORT - (Proceeds - $46,691,308)		$44,085,365

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2020

TOTAL RETURN SWAPS
					Unrealized
		Notional Value at		Maturity	Appreciation/
Reference Entity	Counterparty	April 30, 2020	Interest Rate	Date	(Depreciation)
LONG TOTAL RETURN SWAPS
Ingenico Group SA	JPMorgan	$99,022	3 mo. LIBOR + 0.300%	8/1/2024	$(15,743)
Ingenico Group SA	JPMorgan	444,212	3 mo. LIBOR + 0.300%	8/1/2024	(66,310)
Ingenico Group SA	JPMorgan	626,103	3 mo. LIBOR + 0.300%	8/1/2024	(125,331)
Ingenico Group SA	JPMorgan	474,557	3 mo. LIBOR + 0.300%	8/1/2024	(39,495)
Ingenico Group SA	JPMorgan	77,289	3 mo. LIBOR + 0.300%	8/1/2024	(9,905)
Ingenico Group SA	JPMorgan	605,151	3 mo. LIBOR + 0.300%	8/1/2024	(90,197)
Ingenico Group SA	JPMorgan	215,305	3 mo. LIBOR + 0.300%	8/1/2024	(36,573)
Ingenico Group SA	JPMorgan	311,214	3 mo. LIBOR + 0.300%	8/1/2024	(61,972)
Ingenico Group SA	JPMorgan	146,571	3 mo. LIBOR + 0.300%	8/1/2024	(30,762)
Ingenico Group SA	JPMorgan	318,361	3 mo. LIBOR + 0.300%	8/1/2024	(66,659)
Ingenico Group SA	JPMorgan	79,270	3 mo. LIBOR + 0.300%	8/1/2024	(15,089)
NET UNREALIZED LOSS FROM LONG TOTAL RETURN SWAPS					(558,036)

SHORT TOTAL RETURN SWAPS
Faurecia	JPMorgan	228,103	3 mo. LIBOR + 0.300%	2/5/2021	59,554
Flutter PLC	JPMorgan	829,301	3 mo. LIBOR + 0.300%	10/10/2020	(240,227)
Flutter PLC	JPMorgan	249,154	3 mo. LIBOR + 0.300%	10/17/2020	(92,061)
Flutter PLC	JPMorgan	1,594	3 mo. LIBOR + 0.300%	12/24/2020	(573)
Flutter PLC	JPMorgan	905,674	3 mo. LIBOR + 0.300%	12/25/2020	(331,072)
Peugeot SA	JPMorgan	200,251	3 mo. LIBOR + 0.300%	11/4/2020	94,184
Peugeot SA	JPMorgan	1,047,858	3 mo. LIBOR + 0.300%	2/5/2021	351,942
Worldline SA	JPMorgan	81,265	3 mo. LIBOR + 0.300%	8/1/2024	15,353
Worldline SA	JPMorgan	89,735	3 mo. LIBOR + 0.300%	8/1/2024	13,564
Worldline SA	JPMorgan	313,305	3 mo. LIBOR + 0.300%	8/1/2024	45,548
Worldline SA	JPMorgan	401,401	3 mo. LIBOR + 0.300%	8/1/2024	31,724
Worldline SA	JPMorgan	63,993	3 mo. LIBOR + 0.300%	8/1/2024	7,297
Worldline SA	JPMorgan	508,069	3 mo. LIBOR + 0.300%	8/1/2024	70,758
Worldline SA	JPMorgan	375,728	3 mo. LIBOR + 0.300%	8/1/2024	74,681
Worldline SA	JPMorgan	648,270	3 mo. LIBOR + 0.300%	8/1/2024	129,619
Worldline SA	JPMorgan	102,462	3 mo. LIBOR + 0.300%	8/1/2024	21,665
Worldline SA	JPMorgan	327,629	3 mo. LIBOR + 0.300%	8/1/2024	69,043
NET UNREALIZED GAIN FROM SHORT TOTAL RETURN SWAPS					320,999
NET UNREALIZED LOSS FROM TOTAL RETURN SWAPS					$(237,037)

Portfolio Composition * - (Unaudited)
Short-Term Investment	45.7%	Exchange Traded Funds	2.5%
Consumer, Non-Cyclical	15.9%	Closed-End Fund	2.4%
Consumer, Cyclical	6.9%	Collateral for Securities Loaned	2.1%
Communications	6.4%	Energy	0.6%
Financial	5.9%	Basic Materials	0.1%
Industrial	4.9%	Options	0.0%
Technology	3.9%	Rights	0.0%
Diversified	2.7%	Warrants	0.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Global markets rallied and interest rates moved higher in the final two months of 2019 on the heels of improving sentiment regarding global growth and cooling tensions between the United States and China. However, asset classes across the globe experienced severe declines in the first three months of 2020 amid a myriad of volatility-causing headings including an oil price war, underscored by the rapid spread of the coronavirus, and the subsequent economic shutdown. To close the fiscal six-month period, markets rebounded in April, recouping some of what was lost. In the fiscal six-month period ended April 30, 2020, REITs, as measured by the Dow Jones US Real Estate Total Return Index, decreased 17.6 percent. During this time, the yield on the 10- year U.S. Treasury fell 105 basis points to 0.64 percent.

Allocation Review

There was a significant disparity in returns among the REIT sectors over the first fiscal quarter of the year, but those paled in comparison to the second fiscal quarter ended April 30, 2020. For the fiscal six-month period, the best performing sectors were the data center REIT and the infrastructure REIT sectors, which increased 17.2 and 13.5 percent, respectively, while the retail and lodging REIT sectors were the worst performers, falling 41.5 percent and 43.5 percent, respectively. The Fund strongly benefitted from sector allocation as the Fund’s largest exposures and largest relative overweights came from both the infrastructure and data center REIT sectors. The Fund also benefitted from very little exposure to cyclical sectors such as the retail and the lodging sectors. However, from an absolute perspective, exposure to health care REITs detracted from Fund performance.

Holdings Insights

The best-performing positions within the Fund over the six-month fiscal period were data center and tower REITs. These positions were largely insulated from the pandemic sell-off, as the need for data did not wane over the second fiscal quarter. The reliance on data substantially increased as stay-at-home orders forced employees to work remotely and children to attend school from home. Not only did it drive these REITs higher, but it may also have emphasized its vital and expanding role in an increasingly digital economy. Equinix, Inc. (EQIX) (holding weight*: 5.14 percent), the world’s largest data center REIT, was one of the best-performing holdings within the Fund by increasing 20.2 percent in the fiscal six-month period. Another data center company that positively contributed to Fund performance over the most recent fiscal period was GDS Holdings Ltd. (GDS) (holding weight*: 6.49 percent). GDS increased 6.8 percent since being added to the Fund in early January amid impressive earnings reports that revealed a 42.2 percent increase in net revenue year-over-year in the fourth quarter.

American Tower REIT (AMT) (holding weight*: 7.00 percent), an owner and operator of wireless and broadcast communications infrastructure, was a strong contributor to Fund performance through the six-month period. AMT continued to post solid cash flows and the Sub- Adviser believes it is poised to benefit from investment in 5G-tower infrastructure. Additionally, AMT announced the completion of an acquisition that would add approximately 5,700 communications sites. AMT increased 10.1 percent over the fiscal six-month period. Another cellular tower REIT that contributed to Fund performance was SBA Communications Corp. (SBAC) (holding weight*: 4.33 percent). SBAC rose 21.6 percent amid various analyst upgrades since also being added to the Fund in early January.

Despite the infrastructure sector contributing as a whole to Fund performance, one of the worst-performing positions within the Fund came from this sector. Fortress Transportation & Infrastructure (FTAI) (holding weight*: 7.42 percent) declined 39.0 percent since being added to the Fund in early January. FTAI owns and acquires infrastructure and related equipment for the transportation of goods and people across the globe. The Sub- Adviser remains confident in the position and increased the exposure over the second fiscal quarter. The Sub-Adviser believes this stock was unduly punished by the lack of travel during the coronavirus, as the transportation of goods is still a thriving business for the company. As previously mentioned, holdings within the health care REIT sector detracted from Fund performance. One particular holding was Healthcare Trust of America Inc. (HTA) (holding weight*: 1.72 percent). HTA, the largest dedicated owner and operator of medical office buildings in the United States, declined 16.9 percent since being added in mid-March as coronavirus fears and decrees prompted individuals to avoid medical facilities at all costs.

Sub-Adviser Outlook

The Sub- Adviser is cautiously optimistic regarding the real estate asset class for the rest of 2020 and beyond. The Sub-Adviser believes that REITs generally outperform when supply is constrained, demand is less cyclical, and tenants are reluctant to leave. This results in overweight to sectors that have an oligopoly or duopoly structure, have higher barriers to entry for new developers, higher barriers to exit for tenants, and secular demand drivers underlying the user side of the business. The Sub-Adviser believes that the combination of these four characteristics can create a concentrated portfolio of real estate stocks that have a potential competitive advantage over their peers.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2020.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2020
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	(8.09)%	1.23%	4.92%	8.54%
Class C	(8.60)%	0.18%	3.86%	7.46%
Class A with load of 5.75%	(13.51)%	(4.83)%	3.43%	7.62%
Class A without load	(8.22)%	0.96%	4.66%	8.27%
Dow Jones US Real Estate Total Return Index **	(17.57)%	(9.15)%	4.42%	8.18%
FTSE NAREIT All REITs Index	(19.15)%	(10.69)%	4.17%	8.45%
Morningstar Real Estate Category	(20.85)%	(12.60)%	2.17%	7.03%

(a)	Total Returns are calculated based on traded NAVs.

**	Change in Fund’s benchmark due to the implementation of the Sub-Adviser’s investment strategy primarily using the new benchmark index. As a result, the Fund’s performance is compared to both indices in the table above.

The Dow Jones US Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.42% for Class N, 2.42% for Class C and 1.67% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2020

Security	Shares	Value
COMMON STOCKS - 36.9%
COMMERCIAL SERVICES - 4.9%
CoStar Group, Inc. * ^	4,500	$2,917,170

ELECTRIC - 6.4%
Brookfield Infrastructure Partners LP	34,600	1,355,974
Brookfield Renewable Partners LP	53,416	2,504,676
		3,860,650
INVESTMENT COMPANIES - 1.3%
Brookfield Infrastructure Corp. * ^	18,600	778,596

LEISURE PRODUCTS - 1.6%
Drive Shack, Inc. * ^	714,895	943,661

LODGING - 0.0%
Las Vegas Sands Corp.	100	4,802

TELECOMMUNICATIONS - 14.9%
GDS Holdings Ltd. * ^	71,050	4,072,586
Switch, Inc.	284,869	4,891,201
		8,963,787
TRUCKING & LEASING - 7.8%
Fortress Transportation & Infrastructure Investors LLC	395,697	4,653,397

TOTAL COMMON STOCKS (Cost - $24,325,572)		22,122,063

REITS - 65.4%
APARTMENTS - 2.3%
Invitation Homes, Inc. ^	59,400	1,404,810

DIVERSIFIED - 25.5%
American Tower Corp. ^	18,448	4,390,624
Crown Castle International Corp.	31,106	4,959,230
Equinix, Inc.	4,772	3,222,054
SBA Communications Corp.	9,370	2,716,550
		15,288,458
HEALTH CARE - 3.7%
Healthcare Realty Trust, Inc. ^	38,296	1,125,519
Healthcare Trust of America, Inc. ^	43,768	1,078,006
		2,203,525
MANUFACTURED HOMES - 8.0%
Equity LifeStyle Properties, Inc.	39,000	2,352,090
Sun Communities, Inc.	18,301	2,459,654
		4,811,744
OFFICE - 6.0%
Alexandria Real Estate Equities, Inc. ^	22,812	3,583,537

STORAGE - 2.5%
National Storage Affiliates Trust ^	52,027	1,481,729

WAREHOUSE/INDUSTRIAL - 17.4%
Americold Realty Trust	68,896	2,107,529
CyrusOne, Inc. ^	37,980	2,664,297
Innovative Industrial Properties, Inc. ^	23,275	1,826,157
Prologis, Inc.	23,697	2,114,483
Rexford Industrial Realty, Inc. ^	42,398	1,726,447
		10,438,913

TOTAL REITS (Cost - $34,558,807)		39,212,716

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund (Continued)
April 30, 2020

		Interest
Security	Shares	Rate %		Value
COLLATERAL FOR SECURITIES LOANED - 28.9%
Mount Vernon Prime Portfolio #	17,370,181	0.480	+	$17,370,181
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $17,370,181)

TOTAL INVESTMENTS - 131.2% (Cost - $76,254,560)				$78,704,960
LIABILITIES IN EXCESS OF OTHER ASSETS - (31.2) %				(18,709,769)
TOTAL NET ASSETS - 100.00%				$59,995,191

ADR - American Depositary Receipt.

LLC - Limited Liability Company

LP - Limited Partnership

REITS - Real Estate Investment Trusts

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2020.

^	All or a portion of these securities are on loan. Total loaned securities had a value of $16,681,817 at April 30, 2020.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Collateral for Securities Loaned	22.1%	Office Property	4.6%
Diversified	19.4%	Consumer, Non-Cyclical	3.7%
Warehouse/Industrial	13.3%	Health Care	2.8%
Communications	11.4%	Storage	1.9%
Manufactured Homes	6.1%	Apartments	1.8%
Industrial	5.9%	Consumer, Cyclical	1.1%
Utilities	4.9%	Financial	1.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2020.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2020

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$53,409,886	$182,488,741	$94,037,125	$36,725,988	$113,235,959	$82,538,287	$91,654,687
Investments in securities, at value	$53,651,796	$166,917,047	$87,896,156	$32,336,081	$124,555,533	$80,818,660	$150,141,613
Cash	2,116,806	1,181,771	1,544,678	1,347,075	2,295,458	167,296	1,923,949
Foreign currency, at value (cost $589,930)	—	—	—	595,206	—	—	—
Deposits with brokers	—	—	—	806,609	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	41,192	—	—	—
Unrealized appreciation on futures	—	—	—	113,272	—	—	—
Premiums paid on swap contracts	—	—	—	5,950	—	—	—
Receivable for securities sold	135,121	1,166,140	340,505	55,301	—	—	—
Interest and dividends receivable	332,836	821,037	1,405,933	485,397	131,862	39,215	11,018
Receivable for Fund shares sold	1,876	8,207	3,743	1,858	15,754	9,564	45,539
Prepaid expenses and other assets	41,545	30,651	42,260	24,274	48,614	40,753	45,125
Total Assets	56,279,980	170,124,853	91,233,275	35,812,215	127,047,221	81,075,488	152,167,244

Liabilities:
Payable for securities purchased	588,750	10,672,345	422,250	130,868	—	—	—
Payable for Fund shares redeemed	218,024	1,365,134	740,054	304,391	518,216	2,753,132	574,075
Distributions payable	1,164	3,891	6,420	229	—	—	—
Payable upon return of securities loaned	5,450,279	887,813	2,075,311	1,087,003	31,430,373	17,746,590	34,775,780
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	357,239	—	—	—
Unrealized depreciation on futures	—	—	—	567,711	—	—	—
Unrealized depreciation on swap contracts	—	—	—	7,741	—	—	—
Payable to adviser	20,386	77,718	31,450	16,197	48,824	30,674	33,443
Payable to sub-adviser	5,473	41,825	24,801	6,716	38,036	21,628	55,867
Payable for distribution fees	6,535	6,701	16,546	52	9,732	3,826	15,954
Payable for administration fees	8,236	11,430	5,076	1,448	3,104	2,522	2,962
Payable for fund accounting fees	1,354	4,687	2,574	1,336	2,425	1,509	2,803
Payable for transfer agent fees	2,620	8,722	5,493	2,251	4,410	2,885	3,861
Payable for custody fees	12,140	9,206	4,686	9,864	3,304	2,901	—
Payable for third party administrative servicing fees	655	1,007	1,426	869	1,269	1,172	4,794
Accrued expenses and other liabilities	25,244	33,801	51,542	21,315	22,843	24,238	24,680
Total Liabilities	6,340,860	13,124,280	3,387,629	2,515,230	32,082,536	20,591,077	35,494,219

Net Assets	$49,939,120	$157,000,573	$87,845,646	$33,296,985	$94,964,685	$60,484,411	$116,673,025

Net Assets:
Paid in capital	$51,702,396	$184,197,266	$103,350,907	$37,442,105	$84,890,526	$68,719,016	$58,438,431
Accumulated earnings (loss)	(1,763,276)	(27,196,693)	(15,505,261)	(4,145,120)	10,074,159	(8,234,605)	58,234,594
Net Assets	$49,939,120	$157,000,573	$87,845,646	$33,296,985	$94,964,685	$60,484,411	$116,673,025

Net Asset Value Per Share
Class N Shares:
Net Assets	$38,028,028	$127,996,134	$70,904,452	$27,579,017	$74,418,165	$48,889,403	$86,349,852
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,733,282	15,149,853	8,591,824	3,358,119	5,876,125	4,397,720	3,244,828
Net asset value, offering and redemption price per share	$13.91	$8.45	$8.25	$8.21	$12.66	$11.12	$26.61

Class A Shares:
Net Assets	$6,315,683	$20,459,080	$11,558,949	$4,679,072	$16,903,797	$9,695,803	$22,431,312
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	454,532	2,423,906	1,386,263	575,454	1,341,384	886,471	863,140
Net asset value and redemption price per share *	$13.89	$8.44	$8.34	$8.13	$12.60	$10.94	$25.99
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$14.55	$8.84	$8.73	$8.51	$13.37	$11.60	$27.57

Class C Shares:
Net Assets	$5,595,409	$8,545,359	$5,382,245	$1,038,896	$3,642,723	$1,899,205	$7,891,861
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	405,616	1,011,988	655,451	131,109	303,709	201,380	325,597
Net asset value, offering and redemption price per share	$13.79	$8.44	$8.21	$7.92	$11.99	$9.43	$24.24

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2020

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$45,348,179	$77,592,436	$135,383,012	$34,121,432	$109,203,625	$179,631,341	$76,254,560
Investments in securities, at value	$52,219,731	$78,420,943	$133,347,663	$35,834,493	$109,102,497	$176,606,084	$78,704,960
Cash	2,373,605	760,831	399,720	1,199,072	838,640	9,945,754	1,389,719
Foreign currency, at value (cost $30,209, $104,652, and $53,685, respectively)	—	30,199	105,945	53,375	—	—	—
Deposit with brokers	—	—	—	—	1,064,074	60,780,110	—
Deposit with brokers for futures	—	—	—	—	1,675,193	—	—
Unrealized appreciation on futures	—	—	—	224,012	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	766,691	984,932	—
Receivable for securities sold	1,166,589	651,455	1,886,592	1,354,448	4,493,985	7,770,766	14,392
Interest and dividends receivable	8,686	146,454	747,993	1,894	1,423,770	123,629	3,420
Receivable for Fund shares sold	6,419	13,266	21,584	4,668	10,755	31,576	9,334
Prepaid expenses and other assets	61,550	40,934	49,436	37,928	42,761	54,565	40,752
Total Assets	55,836,580	80,064,082	136,558,933	38,709,890	119,418,366	256,297,416	80,162,577

Liabilities:
Option contracts written (premiums received $173,047 and $456,717, respectively)	—	—	—	291,930	—	422,597	—
Securities sold short (proceeds $46,691,308)	—	—	—	—	—	44,085,365	—
Foreign currency overdraft (proceeds $950,756)	—	—	—	—	—	920,726	—
Payable upon return of securities loaned	3,457,130	2,228,041	6,616,325	8,756,789	28,201,977	3,663,660	17,370,181
Due to broker for Futures	—	—	—	259,645	—	—	—
Payable for securities purchased	777,646	1,398,024	1,727,246	2,269,036	4,119,262	10,813,890	—
Payable for Fund shares redeemed	262,993	358,307	699,408	106,212	401,416	804,858	2,610,067
Distributions Payable	—	—	—	—	7,156	42,716	4,757
Premiums received on swap contracts	—	—	—	—	498,733	24	—
Unrealized depreciation on swap contracts	—	—	—	—	568,975	1,221,969	—
Unrealized depreciation on futures	—	—	—	68,628	1,425,193	—	—
Payable for dividend on short sales	—	—	—	—	—	121,478	—
Payable to adviser	5,515	38,434	65,417	14,158	35,142	103,229	32,120
Payable to sub-adviser	55,178	52,731	93,946	4,936	14,392	18,404	122,146
Payable for distribution fees	11,131	6,760	10,603	2,675	11,662	32,264	—
Payable for administration fees	2,173	3,226	12,343	979	—	6,210	2,275
Payable for fund accounting fees	1,352	1,969	3,259	1,349	1,729	6,332	1,619
Payable for transfer agent fees	3,749	3,405	5,648	2,720	2,810	13,132	3,210
Payable for custody fees	3,704	18,334	43,721	2,740	2,899	—	1,906
Payable for third party administrative servicing fees	2,949	1,730	951	1,107	2,436	11,638	1,139
Accrued expenses and other liabilities	24,889	22,239	20,983	22,719	63,313	58,910	17,966
Total Liabilities	4,608,409	4,133,200	9,299,850	11,805,623	35,357,095	62,347,402	20,167,386

Net Assets	$51,228,171	$75,930,882	$127,259,083	$26,904,267	$84,061,271	$193,950,014	$59,995,191

Net Assets:
Paid in capital	$47,294,297	$78,315,147	$136,018,377	$29,057,781	$83,474,453	$202,255,241	$52,565,678
Accumulated earnings (loss)	3,933,874	(2,384,265)	(8,759,294)	(2,153,514)	586,818	(8,305,227)	7,429,513
Net Assets	$51,228,171	$75,930,882	$127,259,083	$26,904,267	$84,061,271	$193,950,014	$59,995,191

Net Asset Value Per Share
Class N Shares:
Net Assets	$41,201,886	$61,516,090	$102,173,607	$21,277,020	$66,030,542	$133,542,948	$47,597,377
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,600,576	4,793,556	7,637,358	2,260,247	7,126,062	4,086,474	2,986,089
Net asset value, offering and redemption price per share	$15.84	$12.83	$13.38	$9.41	$9.27	$32.68	$15.94

Class A Shares:
Net Assets	$8,097,079	$12,039,018	$20,864,410	$4,462,691	$12,001,282	$33,111,666	$10,051,285
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	541,991	959,839	1,570,965	478,418	1,297,792	1,051,613	625,001
Net asset value, and redemption price per share *	$14.94	$12.54	$13.28	$9.33	$9.25	$31.49	$16.08
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.85	$13.31	$14.09	$9.90	$9.81	$33.41	$17.06

Class C Shares:
Net Assets	$1,929,206	$2,375,774	$4,221,066	$1,164,556	$6,029,447	$27,295,400	$2,346,529
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	170,123	200,703	336,197	131,329	671,655	1,118,745	155,770
Net asset value, offering and redemption price per share	$11.34	$11.84	$12.56	$8.87	$8.98	$24.40	$15.06

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2020

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$942,243	$4,502,595	$2,915,405	$538,525	$10,577	$3,907	$10,318
Dividend income	—	34,056	—	—	1,046,733	662,872	115,458
Securities lending income-net	2,835	607	6,538	881	6,468	2,307	4,456
Less: Foreign withholding taxes	—	—	—	(10,186)	—	—	—
Total Investment Income	945,078	4,537,258	2,921,943	529,220	1,063,778	669,086	130,232

Operating Expenses:
Investment advisory fees	133,501	534,837	309,126	115,342	277,646	179,051	359,939
Sub-advisory fees	80,100	249,591	164,867	86,507	128,145	123,958	193,813
Sub-advisory performance fees	(15,189)	(49,555)	(25,933)	(47,384)	4,103	(18,834)	23,290
Fund accounting fees	5,512	18,424	10,592	3,976	8,802	5,679	11,435
Distribution fees- Class C Shares	14,121	32,074	24,131	4,863	23,805	12,299	42,191
Distribution fees- Class A Shares	8,912	27,401	15,634	6,032	20,847	11,887	28,799
Administration fees	57,406	76,962	48,654	29,511	26,014	20,264	31,168
Registration fees	24,334	21,331	24,431	17,902	23,434	23,346	22,485
Transfer agent fees	10,250	18,740	13,755	9,487	12,547	10,321	14,993
Custodian fees	20,211	20,682	6,262	23,454	4,233	3,666	3,785
Professional fees	8,714	13,298	10,401	8,384	9,648	8,837	10,329
Chief Compliance Officer fees	3,212	11,429	6,684	2,442	4,927	3,074	6,503
Printing and postage expense	8,479	15,585	10,928	4,922	7,008	5,358	9,322
Trustees’ fees	1,189	5,344	2,909	1,097	2,251	1,513	2,992
Insurance expense	456	1,818	962	334	661	406	791
Interest expense	—	—	—	13,454	—	—	—
Third party administrative servicing fees	1,192	1,663	2,105	803	2,364	1,819	6,768
Miscellaneous expenses	2,480	6,215	3,801	2,237	3,411	3,479	3,815
Total Operating Expenses	364,880	1,005,839	629,309	283,363	559,846	396,123	772,418
Less: Fees paid indirectly	—	—	—	—	(2,044)	—	(3,529)
Net Operating Expenses	364,880	1,005,839	629,309	283,363	557,802	396,123	768,889

Net Investment Income (Loss)	580,198	3,531,419	2,292,634	245,857	505,976	272,963	(638,657)

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts, Foreign Currency Translations, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	1,170,118	(6,804,390)	(1,773,976)	377,056	(1,018,461)	(5,541,511)	2,034,377
Futures	—	—	—	(45,166)	—
Swap contracts				(96,593)
Forward foreign currency exchange contracts	—	—	—	956,406	—
Net realized gain (loss)	1,170,118	(6,804,390)	(1,773,976)	1,191,703	(1,018,461)	(5,541,511)	2,034,377
Net change in unrealized appreciation (depreciation) on:
Investments	(2,067,885)	(10,201,492)	(6,789,085)	(5,664,590)	(6,375,191)	(5,158,053)	12,633,316
Futures	—	—	—	(469,232)	—
Swap contracts	—	—	—	(7,741)
Foreign currency translations	—	—	—	(1,049)	—
Forward foreign currency exchange contracts	—	—	—	(306,895)	—
Net change in unrealized appreciation (depreciation)	(2,067,885)	(10,201,492)	(6,789,085)	(6,449,507)	(6,375,191)	(5,158,053)	12,633,316
Net Realized and Unrealized Gain (Loss)	(897,767)	(17,005,882)	(8,563,061)	(5,257,804)	(7,393,652)	(10,699,564)	14,667,693

Net Increase (Decrease) in Net Assets Resulting From Operations	$(317,569)	$(13,474,463)	$(6,270,427)	$(5,011,947)	$(6,887,676)	$(10,426,601)	$14,029,036

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2020

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$13,193	$7,051	$49,544	$182,332	$1,300,368	$633,109	$6,862
Dividend income	95,489	589,702	1,717,404	178,428	15,000	1,518,434	801,765
Securities lending income-net	23,663	2,814	20,228	7,209	16,121	19,716	8,991
Less: Foreign withholding taxes	—	(81,201)	(239,793)	—	—	41,516	—
Total Investment Income	132,345	518,366	1,547,383	367,969	1,331,489	2,212,775	817,618

Operating Expenses:
Investment advisory fees	167,842	243,915	420,398	120,956	279,903	778,161	185,572
Sub-advisory fees	129,109	168,864	420,398	139,564	258,372	718,303	124,033
Sub-advisory performance fees	2,756	129,750	(131,876)	(1,690)	(35,052)	(385,025)	51,700
Fund accounting fees	5,310	7,746	13,354	3,856	8,886	24,769	5,884
Distribution fees- Class C Shares	11,611	15,868	28,560	8,476	23,882	155,733	13,199
Distribution fees- Class A Shares	14,014	15,276	27,713	8,508	15,291	48,820	12,245
Administration fees	19,046	28,492	66,114	16,239	21,544	63,224	19,951
Registration fees	24,661	23,673	24,623	21,616	26,153	30,774	24,635
Transfer agent fees	10,895	11,557	14,902	9,629	11,349	24,197	10,693
Custodian fees	8,263	39,469	63,077	4,999	5,764	23,109	3,667
Professional fees	8,736	10,105	10,982	8,423	9,574	15,470	8,900
Chief Compliance Officer fees	3,134	4,629	7,587	2,415	4,967	16,020	3,607
Printing and postage expense	7,648	7,176	9,166	4,532	10,347	43,101	5,490
Trustees’ fees	1,538	2,066	3,480	1,017	2,182	7,646	1,702
Insurance expense	399	622	997	383	511	2,221	458
Interest expense	—	—	—	486	—	—	—
Third party administrative servicing fees	4,362	3,077	2,066	1,012	3,488	17,253	1,695
Dividend expense on short sales	—	—	—	—	—	856,069	—
Miscellaneous expenses	3,018	5,070	6,328	2,428	4,361	7,645	3,037
Total Operating Expenses	422,342	717,355	987,869	352,849	651,522	2,447,490	476,468
Less: Fees paid indirectly	(10,755)	—	(1,869)	—	—	—	—
Net Operating Expenses	411,587	717,355	986,000	352,849	651,522	2,447,490	476,468

Net Investment Income (Loss)	(279,242)	(198,989)	561,383	15,120	679,967	(234,715)	341,150

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	(313,925)	(1,110,181)	(2,139,423)	616,631	1,925,808	(3,473,975)	5,160,803
Futures	—	—	—	(3,317,078)	(458,297)	—	—
Purchased options	—	—	—	1,294,522	—	(2,826,422)	—
Securities sold short	—	—	—	—	—	1,578,679	—
Written options	—	—	—	(1,252,816)	—	3,048,688	—
Swap contracts	—	—	—	—	851,825	490,389	—
Foreign currency transactions	—	(23,043)	17,399	110,221	—	(122,982)	—
Net realized gain (loss)	(313,925)	(1,133,224)	(2,122,024)	(2,548,520)	2,319,336	(1,305,623)	5,160,803
Net change in unrealized appreciation (depreciation) on:		—
Investments	1,640,388	(4,344,423)	(13,011,030)	(896,327)	(1,385,547)	(10,702,172)	(9,760,215)
Futures	—	—	—	(76,352)	(1,706,458)	—	—
Purchased options	—	—	—	307,294	—	129,620	—
Securities sold short	—	—	—	—	—	7,880,965	—
Written options	—	—	—	(115,135)	—	(30,500)	—
Swap contracts	—	—	—	—	154,682	(89,538)	—
Foreign currency translations	—	(3,313)	(6,397)	(1,106)	—	33,830	—
Net change in unrealized appreciation (depreciation)	1,640,388	(4,347,736)	(13,017,427)	(781,626)	(2,937,323)	(2,777,795)	(9,760,215)
Net Realized and Unrealized Gain (Loss)	1,326,463	(5,480,960)	(15,139,451)	(3,330,146)	(617,987)	(4,083,418)	(4,599,412)

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,047,221	$(5,679,949)	$(14,578,068)	$(3,315,026)	$61,980	$(4,318,133)	$(4,258,262)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$580,198	$1,340,868	$3,531,419	$8,487,775	$2,292,634	$5,490,063	$245,857	$(132,254)	$505,976	$937,686
Net realized gain (loss) from investments, futures, and forward foreign currency exchange contracts	1,170,118	113,200	(6,804,390)	(1,573,440)	(1,773,976)	(1,991,065)	1,191,703	107,492	(1,018,461)	1,944,710
Net change in unrealized appreciation (depreciation) on investments, futures, foreign currency translations and forward foreign currency exchange contracts	(2,067,885)	3,618,411	(10,201,492)	(3,869,644)	(6,789,085)	4,726,623	(6,449,507)	2,295,850	(6,375,191)	5,655,326
Net Increase (Decrease) in Net Assets Resulting From Operations	(317,569)	5,072,479	(13,474,463)	3,044,691	(6,270,427)	8,225,621	(5,011,947)	2,271,088	(6,887,676)	8,537,722

Distributions to Shareholders From:
Total Distributions Paid
Class N	(487,914)	(1,166,344)	(3,280,869)	(7,355,813)	(1,909,073)	(4,676,120)	(281,435)	(206,819)	(2,138,221)	(2,696,550)
Class A	(72,271)	(145,603)	(461,582)	(929,175)	(268,092)	(597,867)	(40,401)	(16,011)	(567,620)	(634,655)
Class C	(35,815)	(53,076)	(160,979)	(325,188)	(119,416)	(332,845)	(8,184)	(2,165)	(158,781)	(174,020)
Total Distributions to Shareholders	(596,000)	(1,365,023)	(3,903,430)	(8,610,176)	(2,296,581)	(5,606,832)	(330,020)	(224,995)	(2,864,622)	(3,505,225)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	9,745,839	18,045,990	12,900,341	39,184,312	6,074,465	19,813,226	7,002,777	6,400,219	23,012,477	9,646,917
Class A	1,368,111	3,282,599	4,892,016	6,544,499	2,460,757	3,165,578	1,851,874	1,348,987	5,968,691	5,417,648
Class C	5,913,036	498,975	3,334,917	3,605,718	518,329	918,509	264,707	232,881	798,232	1,174,322
Reinvestment of distributions
Class N	483,858	1,159,769	3,268,978	7,342,514	1,896,055	4,652,938	281,283	206,756	2,127,987	2,688,416
Class A	70,303	140,795	447,310	899,214	254,306	565,402	39,710	15,700	521,928	612,304
Class C	34,516	50,669	153,608	318,158	105,256	306,338	8,143	2,165	156,442	171,204
Cost of shares redeemed
Class N	(14,211,702)	(20,749,068)	(31,671,280)	(48,969,779)	(20,279,558)	(30,912,858)	(8,136,488)	(7,278,732)	(5,466,978)	(9,736,416)
Class A	(2,539,678)	(1,616,819)	(4,689,941)	(5,055,411)	(2,407,798)	(4,095,837)	(862,832)	(1,024,835)	(3,860,355)	(3,148,530)
Class C	(2,923,726)	(829,785)	(2,665,339)	(2,272,992)	(2,304,472)	(1,318,561)	(536,419)	(229,054)	(2,014,167)	(505,098)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(2,059,443)	(16,875)	(14,029,390)	1,596,233	(13,682,660)	(6,905,265)	(87,245)	(325,913)	21,244,257	6,320,767

Total Increase (Decrease) in Net Assets	(2,973,012)	3,690,581	(31,407,283)	(3,969,252)	(22,249,668)	(4,286,476)	(5,429,212)	1,720,180	11,491,959	11,353,264

Net Assets:
Beginning of Year/Period	52,912,132	49,221,551	188,407,856	192,377,108	110,095,314	114,381,790	38,726,197	37,006,017	83,472,726	72,119,462
End of Year/Period	$49,939,120	$52,912,132	$157,000,573	$188,407,856	$87,845,646	$110,095,314	$33,296,985	$38,726,197	$94,964,685	$83,472,726

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$272,963	$(52,286)	$(638,657)	$(1,186,033)	$(279,242)	$(727,691)	$(198,989)	$935,043	$561,383	$2,643,268
Net realized gain (loss) from investments, and foreign currency transactions	(5,541,511)	(1,163,298)	2,034,377	4,250,180	(313,925)	(118,043)	(1,133,224)	(1,023,810)	(2,122,024)	(4,843,378)
Net change in unrealized appreciation (depreciation) on investments, and foreign currency transactions	(5,158,053)	4,454,208	12,633,316	12,506,512	1,640,388	2,086,493	(4,347,736)	8,465,885	(13,017,427)	10,789,801
Net Increase (Decrease) in Net Assets Resulting From Operations	(10,426,601)	3,238,624	14,029,036	15,570,659	1,047,221	1,240,759	(5,679,949)	8,377,118	(14,578,068)	8,589,691

Distributions to Shareholders From:
Total Distributions Paid
Class N	—	(3,953,207)	(2,555,522)	(4,430,347)	(690,259)	(6,275,235)	(534,182)	(1,006,872)	(2,225,625)	(5,927,318)
Class A	—	(859,290)	(797,528)	(1,226,758)	(198,928)	(2,133,326)	(86,584)	(167,073)	(455,782)	(1,198,236)
Class C	—	(272,184)	(314,983)	(564,922)	(52,820)	(652,365)	(9,790)	(29,750)	(103,682)	(358,199)
Total Distributions to Shareholders	—	(5,084,681)	(3,668,033)	(6,222,027)	(942,007)	(9,060,926)	(630,556)	(1,203,695)	(2,785,089)	(7,483,753)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	20,385,129	9,580,246	14,591,156	21,107,712	7,943,376	13,660,779	15,621,992	10,284,122	24,058,869	18,220,512
Class A	3,385,596	3,224,004	6,096,402	19,065,395	2,828,467	4,059,178	3,414,879	4,738,975	4,687,547	6,588,356
Class C	447,972	887,413	1,108,871	2,938,833	284,024	981,344	458,493	660,262	769,639	1,156,103
Reinvestment of distributions
Class N	—	3,947,325	2,518,739	4,369,570	679,654	5,929,101	531,994	997,722	2,218,149	5,919,259
Class A	—	796,269	701,965	1,096,111	182,943	1,888,425	85,489	162,685	448,495	1,172,202
Class C	—	272,184	290,053	513,630	52,391	648,129	9,428	28,820	102,576	355,855
Cost of shares redeemed
Class N	(7,141,254)	(5,804,339)	(13,150,976)	(17,190,050)	(5,121,519)	(10,930,828)	(9,566,135)	(10,266,820)	(12,073,890)	(12,936,799)
Class A	(1,599,062)	(1,723,295)	(10,428,291)	(12,817,565)	(5,470,309)	(3,921,776)	(2,536,624)	(3,631,729)	(3,692,853)	(3,706,725)
Class C	(814,187)	(343,347)	(2,574,924)	(2,573,388)	(832,618)	(1,318,920)	(1,278,974)	(732,423)	(2,309,376)	(877,014)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	14,664,194	10,836,460	(847,005)	16,510,248	546,409	10,995,432	6,740,542	2,241,614	14,209,156	15,891,749

Total Increase (Decrease) in Net Assets	4,237,593	8,990,403	9,513,998	25,858,880	651,623	3,175,265	430,037	9,415,037	(3,154,001)	16,997,687

Net Assets:
Beginning of Year/Period	56,246,818	47,256,415	107,159,027	81,300,147	50,576,548	47,401,283	75,500,845	66,085,808	130,413,084	113,415,397
End of Year/Period	$60,484,411	$56,246,818	$116,673,025	$107,159,027	$51,228,171	$50,576,548	$75,930,882	$75,500,845	$127,259,083	$130,413,084

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019	April 30, 2020	Oct. 31, 2019
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$15,120	$484,473	$679,967	$1,677,487	$(234,715)	$(1,442,620)	$341,150	$961,475
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency transactions and forward foreign currency exchange contracts	(2,548,520)	3,163,684	2,319,336	367,556	(1,305,623)	1,741,024	5,160,803	3,193,888
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, foreign currency translations and forward foreign currency exchange contracts	(781,626)	(743,996)	(2,937,323)	1,672,696	(2,777,795)	5,736,652	(9,760,215)	7,934,838

Net Increase (Decrease) in Net Assets Resulting From Operations	(3,315,026)	2,904,161	61,980	3,717,739	(4,318,133)	6,035,056	(4,258,262)	12,090,201

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	(178,934)	—	—	(3,596,561)	(10,187,402)	—	—
Class A	—	(40,574)	—	—	(858,685)	(2,350,197)	—	—
Class C	—	(9,272)	—	—	(879,687)	(2,424,555)	—	—
Total Other Distributions Paid
Class N	—	(631,590)	(1,005,044)	(1,851,434)	—	—	(2,908,213)	(798,931)
Class A	—	(125,095)	(162,093)	(244,159)	—	—	(633,013)	(140,920)
Class C	—	(14,866)	(52,654)	(92,505)	—	—	(191,872)	(23,866)
Total Distributions to Shareholders	—	(1,000,331)	(1,219,791)	(2,188,098)	(5,334,933)	(14,962,154)	(3,733,098)	(963,717)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	4,568,646	4,498,166	25,795,536	49,856,416	13,187,379	53,671,386	15,303,578	4,820,022
Class A	1,035,954	2,260,121	3,783,849	6,262,396	4,913,863	16,026,986	3,088,801	2,547,627
Class C	301,607	393,839	4,644,952	1,130,847	1,798,595	8,179,345	535,725	487,070
Reinvestment of distributions
Class N	—	809,408	981,703	1,830,183	3,499,881	9,872,584	2,900,499	797,852
Class A	—	163,799	151,897	221,475	744,460	2,043,964	622,632	138,429
Class C	—	24,112	49,952	91,248	721,283	2,063,878	190,337	23,724
Cost of shares redeemed
Class N	(12,801,416)	(10,343,817)	(27,118,819)	(21,756,496)	(59,771,291)	(75,962,023)	(7,346,020)	(14,694,994)
Class A	(3,642,891)	(2,964,315)	(2,875,941)	(1,842,303)	(13,040,712)	(17,630,659)	(1,351,912)	(3,802,083)
Class C	(957,084)	(282,970)	(2,634,074)	(348,842)	(7,733,605)	(9,103,352)	(794,849)	(521,603)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(11,495,184)	(5,441,657)	2,779,055	35,444,924	(55,680,147)	(10,837,891)	13,148,791	(10,203,956)

Total Increase (Decrease) in Net Assets	(14,810,210)	(3,537,827)	1,621,244	36,974,565	(65,333,213)	(19,764,989)	5,157,431	922,528

Net Assets:
Beginning of Year/Period	41,714,477	45,252,304	82,440,027	45,465,462	259,283,227	279,048,216	54,837,760	53,915,232
End of Year/Period	$26,904,267	$41,714,477	$84,061,271	$82,440,027	$193,950,014	$259,283,227	$59,995,191	$54,837,760

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of year/period	$14.02	$13.06	$13.82	$13.92	$13.75	$14.14
Income (loss) from investment operations:
Net investment income*	0.16	0.36	0.34	0.31	0.36	0.42
Net realized and unrealized gain (loss)	(0.11)	0.96	(0.74)	(0.08)	0.19	(0.37)
Total income (loss) from investment operations	0.05	1.32	(0.40)	0.23	0.55	0.05
Less distributions:
Distributions from net investment income	(0.16)	(0.36)	(0.36)	(0.33)	(0.38)	(0.44)
Total distributions	(0.16)	(0.36)	(0.36)	(0.33)	(0.38)	(0.44)
Net asset value, end of year/period	$13.91	$14.02	$13.06	$13.82	$13.92	$13.75
Total return + #	0.38%	10.27%	(2.93)%	1.72%	4.09%	0.36%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$38,028	$42,730	$41,151	$62,757	$48,025	$41,989
Ratios of expenses to average net assets: ^	1.28%	1.20%	1.20%	1.35%	1.13%	1.06%
Ratios of net investment income to average net assets: ^	2.26%	2.68%	2.53%	2.27%	2.61%	3.00%
Portfolio turnover rate (1)	40%	76%	92%	61%	58%	54%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$14.01	$13.04	$13.80	$13.90	$13.73	$14.13	$13.91	$12.95	$13.71	$13.81	$13.65	$14.05
Income (loss) from investment operations:
Net investment income*	0.14	0.33	0.31	0.28	0.33	0.38	0.11	0.26	0.24	0.21	0.26	0.31
Net realized and unrealized gain (loss)	(0.12)	0.97	(0.74)	(0.08)	0.19	(0.37)	(0.12)	0.96	(0.74)	(0.08)	0.18	(0.37)
Total income (loss) from investment operations	0.02	1.30	(0.43)	0.20	0.52	0.01	(0.01)	1.22	(0.50)	0.13	0.44	(0.06)
Less distributions:
Distributions from net investment income	(0.14)	(0.33)	(0.33)	(0.30)	(0.35)	(0.41)	(0.11)	(0.26)	(0.26)	(0.23)	(0.28)	(0.34)
Total distributions	(0.14)	(0.33)	(0.33)	(0.30)	(0.35)	(0.41)	(0.11)	(0.26)	(0.26)	(0.23)	(0.28)	(0.34)
Net asset value, end of year/period	$13.89	$14.01	$13.04	$13.80	$13.90	$13.73	$13.79	$13.91	$12.95	$13.71	$13.81	$13.65
Total return + #	0.18%	10.09%	(3.17)%	1.47%	3.86%	0.04%	(0.04)%	9.53%	(3.67)%	0.98%	3.27%	(0.45)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$6,316	$7,510	$5,311	$6,260	$4,832	$4,788	$5,595	$2,672	$2,760	$3,199	$3,364	$3,698
Ratios of expenses to average net assets: ^	1.53%	1.45%	1.45%	1.60%	1.38%	1.31%	2.03%	1.95%	1.95%	2.10%	1.88%	1.81%
Ratios of net investment income to average net assets: ^	2.01%	2.41%	2.31%	2.01%	2.40%	2.74%	1.53%	1.92%	1.81%	1.52%	1.89%	2.27%
Portfolio turnover rate (1)	40%	76%	92%	61%	58%	54%	40%	76%	92%	61%	58%	54%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$9.36	$9.62	$9.73	$9.70	$9.60	$9.87
Income from investment operations:
Net investment income*	0.18	0.44	0.40	0.35	0.33	0.32
Net realized and unrealized gain (loss)	(0.89)	(0.26)	(0.11)	0.03	0.10	(0.27)
Total income (loss) from investment operations	(0.71)	0.18	0.29	0.38	0.43	0.05
Less distributions:
Distributions from net investment income	(0.20)	(0.44)	(0.40)	(0.35)	(0.33)	(0.32)
Total distributions	(0.20)	(0.44)	(0.40)	(0.35)	(0.33)	(0.32)
Net asset value, end of period/year	$8.45	$9.36	$9.62	$9.73	$9.70	$9.60
Total return + #	(7.60)%	1.99%	3.02%	4.01%	4.63%	0.51%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$127,996	$157,757	$164,936	$157,485	$94,219	$73,316
Ratios of expenses to average net assets: ^	1.06%	1.01%	0.97%	1.03%	1.34%	1.27%
Ratios of net investment income to average net assets: ^	4.03%	4.60%	4.08%	3.60%	3.24%	3.24%
Portfolio turnover rate (1)	44%	44%	79%	91%	62%	51%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$9.35	$9.61	$9.72	$9.70	$9.59	$9.87	$9.35	$9.62	$9.73	$9.69	$9.59	$9.86
Income (loss) from investment operations:
Net investment income*	0.17	0.41	0.37	0.32	0.31	0.30	0.15	0.37	0.33	0.28	0.26	0.24
Net realized and unrealized gain (loss)	(0.89)	(0.25)	(0.11)	0.03	0.11	(0.28)	(0.89)	(0.27)	(0.11)	0.04	0.10	(0.26)
Total income (loss) from investment operations	(0.72)	0.16	0.26	0.35	0.42	0.02	(0.74)	0.10	0.22	0.32	0.36	(0.02)
Less distributions:
Distributions from net investment income	(0.19)	(0.42)	(0.37)	(0.33)	(0.31)	(0.30)	(0.17)	(0.37)	(0.33)	(0.28)	(0.26)	(0.25)
Total distributions	(0.19)	(0.42)	(0.37)	(0.33)	(0.31)	(0.30)	(0.17)	(0.37)	(0.33)	(0.28)	(0.26)	(0.25)
Net asset value, end of period/year	$8.44	$9.35	$9.61	$9.72	$9.70	$9.59	$8.44	$9.35	$9.62	$9.73	$9.69	$9.59
Total return + #	(7.72)%	1.74%	2.77%	3.64%	4.49%	0.16%	(8.05)%	1.13%	2.26%	3.31%	3.87%	(0.23)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$20,459	$21,997	$20,205	$16,229	$10,923	$8,598	$8,545	$8,654	$7,236	$6,215	$4,545	$3,573
Ratios of expenses to average net assets: ^	1.31%	1.26%	1.22%	1.28%	1.59%	1.52%	1.81%	1.76%	1.72%	1.78%	2.10%	2.02%
Ratios of net investment income to average net assets: ^	3.79%	4.36%	3.84%	3.33%	3.49%	2.99%	3.23%	3.86%	3.43%	2.89%	2.74%	2.49%
Portfolio turnover rate (1)	44%	44%	79%	91%	62%	51%	44%	44%	79%	91%	62%	51%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$8.97	$8.72	$9.22	$8.94	$8.92	$9.51
Income (loss) from investment operations:
Net investment income*	0.20	0.45	0.44	0.42	0.44	0.44
Net realized and unrealized gain (loss)	(0.72)	0.26	(0.51)	0.30	0.02	(0.59)
Total income (loss) from investment operations	(0.52)	0.71	(0.07)	0.72	0.46	(0.15)
Less distributions:
Distributions from net investment income	(0.20)	(0.46)	(0.43)	(0.44)	(0.44)	(0.44)
Total distributions	(0.20)	(0.46)	(0.43)	(0.44)	(0.44)	(0.44)
Net asset value, end of period/year	$8.25	$8.97	$8.72	$9.22	$8.94	$8.92
Total return + #	(5.88)%	8.42%	(0.80)%	8.19%	5.39%	(1.63)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$70,904	$90,262	$94,596	$103,567	$78,194	$78,654
Ratios of expenses to average net assets: ^	1.15%	1.12%	1.12%	1.19%	1.08%	1.02%
Ratios of net investment income to average net assets: ^	4.53%	5.12%	4.84%	4.62%	5.09%	4.77%
Portfolio turnover rate (1)	35%	70%	101%	142%	62%	51%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)

Net asset value, beginning of period/year	$9.06	$8.81	$9.29	$9.02	$8.99	$9.58	$8.92	$8.68	$9.17	$8.88	$8.86	$9.46
Income (loss) from investment operations:
Net investment income*	0.19	0.44	0.42	0.40	0.42	0.41	0.16	0.39	0.37	0.35	0.37	0.37
Net realized and unrealized gain (loss)	(0.72)	0.25	(0.49)	0.28	0.03	(0.59)	(0.70)	0.25	(0.50)	0.30	0.02	(0.60)
Total income (loss) from investment operations	(0.53)	0.69	(0.07)	0.68	0.45	(0.18)	(0.54)	0.64	(0.13)	0.65	0.39	(0.23)
Less distributions:
Distributions from net investment income	(0.19)	(0.44)	(0.41)	(0.41)	(0.42)	(0.41)	(0.17)	(0.40)	(0.36)	(0.36)	(0.37)	(0.37)
Total distributions	(0.19)	(0.44)	(0.41)	(0.41)	(0.42)	(0.41)	(0.17)	(0.40)	(0.36)	(0.36)	(0.37)	(0.37)
Net asset value, end of period/year	$8.34	$9.06	$8.81	$9.29	$9.02	$8.99	$8.21	$8.92	$8.68	$9.17	$8.88	$8.86
Total return + #	(5.94)%	8.07%	(0.82)%	7.70%	5.21%	(1.88)%	(6.18)%	7.55%	(1.43)%	7.45%	4.65%	(2.47)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$11,559	$12,336	$12,393	$12,085	$10,478	$10,224	$5,382	$7,497	$7,392	$7,785	$7,687	$9,231
Ratios of expenses to average net assets: ^	1.40%	1.37%	1.37%	1.44%	1.33%	1.27%	1.90%	1.87%	1.87%	1.94%	1.83%	1.77%
Ratios of net investment income to average net assets: ^	4.29%	4.87%	4.60%	4.38%	4.84%	4.52%	3.78%	4.37%	4.09%	3.88%	4.34%	4.02%
Portfolio turnover rate (1)	35%	70%	101%	142%	62%	51%	35%	70%	101%	142%	62%	51%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016		2015
	(Unaudited)
Net asset value, beginning of year/period	$9.43	$8.93	$9.32	$9.37	$8.92		$9.64
Income (loss) from investment operations:
Net investment income (loss)*	0.06	(0.03)	(0.03)	(0.03)	0.04		0.05
Net realized and unrealized gain (loss)	(1.20)	0.58	(0.35)	0.07	0.42		(0.77)
Total income (loss) from investment operations	(1.14)	0.55	(0.38)	0.04	0.46		(0.72)
Less distributions:
Distributions from net investment income	(0.06)	(0.04)	—	—	(0.01)		—
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—		—
Total distributions	(0.08)	(0.05)	(0.01)	(0.09)	(0.01)		—
Net asset value, end of year/period	$8.21	$9.43	$8.93	$9.32	$9.37		$8.92
Total return + #	(12.11)%	6.29%	(4.08)%	0.57%	5.14%		(7.42)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$27,579	$32,927	$31,838	$32,441	$24,728		$31,935
Ratios of expenses to average net assets: ^	1.42%	1.36%	1.35%	1.54%	1.28%		1.38%
Ratios of net investment income (loss) to average net assets:^	1.33%	(0.30)%	(0.35)%	(0.37)%	0.41%		0.52%
Portfolio turnover rate (1)	112%	109%	45%	56%	64%		52%

	Class A							Class C
	Six Months Ended	Year Ended October 31,						Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016		2015	April 30, 2020	2019	2018	2017	2016		2015
	(Unaudited)							(Unaudited)
Net asset value, beginning of year/period	$9.34	$8.85	$9.26	$9.32	$8.90		$9.64	$9.11	$8.66	$9.10	$9.22	$8.84		$9.62
Income (loss) from investment operations:
Net investment income (loss)*	0.05	(0.05)	(0.06)	(0.06)	0.01		0.02	0.02	(0.09)	(0.10)	(0.10)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	(1.19)	0.57	(0.34)	0.09	0.41		(0.76)	(1.15)	0.55	(0.33)	0.07	0.41		(0.76)
Total income (loss) from investment operations	(1.14)	0.52	(0.40)	0.03	0.42		(0.74)	(1.13)	0.46	(0.43)	(0.03)	0.38		(0.78)
Less distributions:
Distributions from net investment income	(0.05)	(0.02)	—	—	(0.00	) (a)	—	(0.04)	—	—	—	(0.00	) (a)	—
Distributions from net realized gains	(0.02)	(0.01)	(0.01)	(0.09)	—		—	(0.02)	(0.01)	(0.01)	(0.09)	—		—
Total distributions	(0.07)	(0.03)	(0.01)	(0.09)	(0.00	) (a)	—	(0.06)	(0.01)	(0.01)	(0.09)	(0.00	) (a)	—
Net asset value, end of year/period	$8.13	$9.34	$8.85	$9.26	$9.32		$8.90	$7.92	$9.11	$8.66	$9.10	$9.22		$8.84
Total return + #	(12.22)%	5.98%	(4.32)%	0.46%	4.77%		(7.65)%	(12.44)%	5.36%	(4.72)%	(0.19)%	4.31%		(8.11)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$4,679	$4,357	$3,802	$2,968	$2,118		$3,208	$1,039	$1,442	$1,366	$1,330	$1,204		$1,638
Ratios of expenses to average net assets: ^	1.67%	1.61%	1.60%	1.79%	1.53%		1.63%	2.17%	2.11%	2.10%	2.29%	2.03%		2.13%
Ratios of net investment income (loss) to average net assets: ^	1.18%	(0.55)%	(0.59)%	(0.63)%	0.10%		0.29%	0.43%	(1.05)%	(1.10)%	(1.11)%	(0.33)%		(0.24)%
Portfolio turnover rate (1)	112%	109%	45%	56%	64%		52%	112%	109%	45%	56%	64%		52%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes. (a) Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of year/period	$14.96	$14.18	$14.16	$12.22	$16.32	$16.21
Income from investment operations:
Net investment income *	0.09	0.18	0.14	0.15	0.22	0.17
Net realized and unrealized gain (loss)	(1.87)	1.29	0.15	2.01	(0.04)	0.06
Total income from investment operations	(1.78)	1.47	0.29	2.16	0.18	0.23
Less distributions:
Distributions from net investment income	(0.18)	(0.15)	(0.13)	(0.22)	(0.18)	(0.12)
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	—	(4.10)	—
Total distributions	(0.52)	(0.69)	(0.27)	(0.22)	(4.28)	(0.12)
Net asset value, end of year/period	$12.66	$14.96	$14.18	$14.16	$12.22	$16.32
Total return + #	(12.51)%	11.37%	1.98%	17.84%	1.73%	1.41%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$74,418	$61,791	$55,428	$55,155	$45,026	$44,620
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.21%	1.14%	1.30%	1.13%	0.93%	1.12%
After fees paid indirectly ^	1.20%	1.14%	1.30%	1.12%	0.93%	1.12%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	1.29%	1.30%	0.94%	1.12%	1.81%	1.03%
After fees paid indirectly ^	1.29%	1.30%	0.94%	1.13%	1.81%	1.03%
Portfolio turnover rate (1)	15%	44%	45%	61%	59%	101%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$14.87	$14.11	$14.10	$12.16	$16.26	$16.16	$14.17	$13.45	$13.47	$11.65	$15.74	$15.68
Income from investment operations:
Net investment income (loss)*	0.07	0.15	0.10	0.11	0.19	0.13	0.01	0.04	(0.01)	0.02	0.10	0.00 (a)
Net realized and unrealized gain (loss)	(1.86)	1.27	0.15	2.02	(0.05)	0.06	(1.77)	1.23	0.15	1.92	(0.06)	0.06
Total income from investment operations	(1.79)	1.42	0.25	2.13	0.14	0.19	(1.76)	1.27	0.14	1.94	0.04	0.06
Less distributions:
Distributions from net investment income	(0.14)	(0.12)	(0.10)	(0.19)	(0.14)	(0.09)	(0.08)	(0.01)	(0.02)	(0.12)	(0.03)	—
Distributions from net realized gains	(0.34)	(0.54)	(0.14)	0.00	(4.10)	—	(0.34)	(0.54)	(0.14)	—	(4.10)	—
Total distributions	(0.48)	(0.66)	(0.24)	(0.19)	(4.24)	(0.09)	(0.42)	(0.55)	(0.16)	(0.12)	(4.13)	—
Net asset value, end of year/period	$12.60	$14.87	$14.11	$14.10	$12.16	$16.26	$11.99	$14.17	$13.45	$13.47	$11.65	$15.74
Total return + #	(12.59)%	11.00%	1.71%	17.66%	1.43%	1.15%	(12.93)%	10.24%	1.00%	16.72%	0.66%	0.38%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$16,904	$16,363	$12,525	$10,174	$6,544	$6,577	$3,643	$5,319	$4,167	$4,640	$4,850	$5,805
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.46%	1.39%	1.55%	1.38%	1.18%	1.37%	2.21%	2.14%	2.30%	2.13%	1.93%	2.12%
After fees paid indirectly ^	1.45%	1.39%	1.55%	1.37%	1.18%	1.37%	2.20%	2.14%	2.30%	2.12%	1.93%	2.12%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	1.03%	1.05%	0.70%	0.84%	1.57%	0.78%	0.26%	0.30%	(0.07)%	0.14%	0.83%	0.03%
After fees paid indirectly ^	1.03%	1.05%	0.70%	0.85%	1.57%	0.78%	0.26%	0.30%	(0.07)%	0.15%	0.83%	0.03%
Portfolio turnover rate (1)	15%	44%	45%	61%	59%	101%	15%	44%	45%	61%	59%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019		2018		2017	2016	2015
	(Unaudited)

Net asset value, beginning of year/period	$14.67	$15.72		$17.47		$14.41	$14.27	$15.45
Income (loss) from investment operations:
Net investment income (loss) *	0.07	(0.00	) (a)	0.00	(a)	0.07	0.09	(0.01)
Net realized and unrealized gain (loss)	(3.62)	0.65		0.10	(b)	3.57	0.54	(0.18)
Total income (loss) from investment operations	(3.55)	0.65		0.10		3.64	0.63	(0.19)
Less distributions:
Distributions from net investment income	—	—		(0.04)		(0.10)	(0.01)	(0.04)
Distributions from net realized gains	—	(1.70)		(1.81)		(0.48)	(0.48)	(0.95)
Total distributions	—	(1.70)		(1.85)		(0.58)	(0.49)	(0.99)
Net asset value, end of year/period	$11.12	$14.67		$15.72		$17.47	$14.41	$14.27
Total return + #	(24.20)%	6.15%		0.37%		25.55%	4.58%	(1.59)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$48,889	$43,564		$37,248		$22,710	$22,254	$22,068
Ratios of expenses to average net assets: ^	1.35%	1.72%		1.54%		1.32%	1.48%	1.79%
Ratios of net investment income (loss) to average net assets: (c) ! ^	1.08%	(0.01)%		0.01%		0.45%	0.64%	(0.10)%
Portfolio turnover rate (1)	49%	85%		101%		100%	129%	122%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2020	2019		2018		2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)								(Unaudited)
Net asset value, beginning of year/period	$14.45	$15.55		$17.31		$14.29	$14.18	$15.36	$12.51	$13.81	$15.67	$13.02	$13.06	$14.32
Income (loss) from investment operations:
Net investment income (loss)*	0.05	(0.04)		(0.04)		0.03	0.05	(0.05)	0.00 (a)	(0.12)	(0.15)	(0.08)	(0.05)	(0.15)
Net realized and unrealized gain (loss)	(3.56)	0.64		0.09	(b)	3.54	0.54	(0.18)	(3.08)	0.52	0.10 (b)	3.21	0.49	(0.16)
Total income (loss) from investment operations	(3.51)	0.60		0.05		3.57	0.59	(0.23)	(3.08)	0.40	(0.05)	3.13	0.44	(0.31)
Less distributions:
Distributions from net investment income	—	—		(0.00	) (a)	(0.07)	—	—	—	—	—	—	—	—
Distributions from net realized gains	—	(1.70)		(1.81)		(0.48)	(0.48)	(0.95)	—	(1.70)	(1.81)	(0.48)	(0.48)	(0.95)
Total distributions	—	(1.70)		(1.81)		(0.55)	(0.48)	(0.95)	—	(1.70)	(1.81)	(0.48)	(0.48)	(0.95)
Net asset value, end of year/period	$10.94	$14.45		$15.55		$17.31	$14.29	$14.18	$9.43	$12.51	$13.81	$15.67	$13.02	$13.06
Total return + #	(24.29)%	5.85%		0.08%		25.26%	4.33%	(1.83)%	(24.62)%	5.06%	(0.63)%	24.29%	3.52%	(2.56)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$9,696	$9,848		$7,869		$4,569	$3,802	$3,801	$1,899	$2,835	$2,139	$2,611	$2,241	$2,383
Ratios of expenses to average net assets: ^	1.60%	1.97%		1.79%		1.57%	1.73%	2.04%	2.35%	2.72%	2.54%	2.32%	2.48%	2.79%
Ratios of net investment income (loss) to average net assets: (c) ! ^	0.82%	(0.26)%		(0.26)%		0.19%	0.40%	(0.36)%	0.04%	(1.01)%	(1.04)%	(0.57)%	(0.36)%	(1.11)%
Portfolio turnover rate (1)	49%	85%		101%		100%	129%	122%	49%	85%	101%	100%	129%	122%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$24.24	$22.50	$19.37	$15.92	$16.97	$15.01
Income (loss) from investment operations:
Net investment loss*	(0.13)	(0.25)	(0.22)	(0.14)	(0.10)	(0.16)
Net realized and unrealized gain (loss)	3.33	3.69	3.53	3.59	(0.86)	2.12
Total income (loss) from investment operations	3.20	3.44	3.31	3.45	(0.96)	1.96
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)	—
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)	—
Net asset value, end of period/year	$26.61	$24.24	$22.50	$19.37	$15.92	$16.97
Total return + #	13.32%	17.19%	17.24%	21.67%	(5.66)%	13.06%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$86,350	$74,714	$59,424	$56,472	$51,242	$51,312
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.27%	1.33%	1.30%	1.16%	1.20%	1.34%
After fee waivers and fees paid indirectly ^	1.26%	1.33%	1.29%	1.14%	1.20%	1.34%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(1.03)%	(1.06)%	(1.01)%	(0.79)%	(0.64)%	(1.00)%
After fee waivers and fees paid indirectly ^	(1.03)%	(1.06)%	(1.01)%	(0.77)%	(0.64)%	(1.00)%
Portfolio turnover rate (1)	7%	28%	25%	38%	29%	45%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$23.71	$22.11	$19.08	$15.73	$16.80	$14.91	$22.25	$21.00	$18.27	$15.17	$16.33	$14.59
Income (loss) from investment operations:
Net investment loss*	(0.16)	(0.30)	(0.28)	(0.18)	(0.14)	(0.19)	(0.24)	(0.44)	(0.42)	(0.30)	(0.25)	(0.31)
Net realized and unrealized gain (loss)	3.27	3.60	3.49	3.53	(0.84)	2.08	3.06	3.39	3.33	3.40	(0.82)	2.05
Total income (loss) from investment operations	3.11	3.30	3.21	3.35	(0.98)	1.89	2.82	2.95	2.91	3.10	(1.07)	1.74
Less distributions:
Distributions from net realized gains	(0.83)	(1.70)	(0.18)	—	(0.09)	—	(0.83)	(1.70)	(0.18)	—	(0.09)	—
Total distributions	(0.83)	(1.70)	(0.18)	—	(0.09)	—	(0.83)	(1.70)	(0.18)	—	(0.09)	—
Net asset value, end of period/year	$25.99	$23.71	$22.11	$19.08	$15.73	$16.80	$24.24	$22.25	$21.00	$18.27	$15.17	$16.33
Total return + #	13.24%	16.84%	16.98%	21.30%	(5.84)%	12.68%	12.80%	16.00%	16.08%	20.44%	(6.56)%	11.93%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$22,431	$24,131	$15,031	$12,944	$9,620	$8,762	$7,892	$8,314	$6,844	$6,758	$4,988	$5,222
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.52%	1.58%	1.55%	1.41%	1.45%	1.59%	2.26%	2.33%	2.30%	2.16%	2.20%	2.34%
After fee waivers and fees paid indirectly ^	1.51%	1.58%	1.54%	1.39%	1.45%	1.59%	2.26%	2.33%	2.29%	2.14%	2.20%	2.34%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(1.27)%	(1.32)%	(1.26)%	(1.05)%	(0.91)%	(1.20)%	(2.02)%	(2.06)%	(2.01)%	(1.80)%	(1.67)%	(2.00)%
After fee waivers and fees paid indirectly ^	(1.27)%	(1.32)%	(1.26)%	(1.03)%	(0.91)%	(1.20)%	(2.02)%	(2.06)%	(2.01)%	(1.78)%	(1.67)%	(2.00)%
Portfolio turnover rate (1)	7%	28%	25%	38%	29%	45%	7%	28%	25%	38%	29%	45%

*	The net investment loss per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$16.00	$20.28	$20.31	$15.34	$17.08	$17.71
Income (loss) from investment operations:
Net investment loss*	(0.08)	(0.23)	(0.27)	(0.15)	(0.06)	(0.24)
Net realized and unrealized gain (loss) (a)	0.22	(0.25)	3.20	5.12	(0.24)	1.19
Total income (loss) from investment operations	0.14	(0.48)	2.93	4.97	(0.30)	0.95
Less distributions:
Distributions from net investment income	(0.05)	—	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)	(1.58)
Tax return of capital	—	—	—	—	(0.04)	—
Total distributions	(0.30)	(3.80)	(2.96)	—	(1.44)	(1.58)
Net asset value, end of period/year	$15.84	$16.00	$20.28	$20.31	$15.34	$17.08
Total return + #	0.65%	1.36%	16.02%	32.40%	(1.88)%	5.36%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$41,202	$37,340	$33,882	$24,641	$26,010	$23,152
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.54%	1.90%	1.94%	1.36%	1.23%	1.58%
After fees paid indirectly ^	1.50%	1.88%	1.93%	1.35%	1.23%	1.58%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.03)%	(1.36)%	(1.31)%	(0.86)%	(0.38)%	(1.30)%
After fees paid indirectly ^	(0.99)%	(1.34)%	(1.29)%	(0.85)%	(0.38)%	(1.30)%
Portfolio turnover rate (1)	102%	169%	190%	174%	181%	138%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$15.09	$19.42	$19.62	$14.85	$16.62	$17.31	$11.54	$16.00	$16.77	$12.79	$14.61	$15.51
Income (loss) from investment operations:
Net investment loss*	(0.09)	(0.25)	(0.31)	(0.19)	(0.10)	(0.27)	(0.11)	(0.29)	(0.37)	(0.28)	(0.18)	(0.36)
Net realized and unrealized gain (loss) (a)	0.20	(0.28)	3.07	4.96	(0.23)	1.16	0.16	(0.37)	2.56	4.26	(0.20)	1.04
Total income (loss) from investment operations	0.11	(0.53)	2.76	4.77	(0.33)	0.89	0.05	(0.66)	2.19	3.98	(0.38)	0.68
Less distributions:
Distributions from net investment income	(0.01)	—	—	—	—	—	—	—	—	—	—	—
Distributions from net realized gains	(0.25)	(3.80)	(2.96)	—	(1.40)	(1.58)	(0.25)	(3.80)	(2.96)	—	(1.40)	(1.58)
Tax return of capital	—	—	—	—	(0.04)	—	—	—	—	—	(0.04)	—
Total distributions	(0.26)	(3.80)	(2.96)	—	(1.44)	(1.58)	(0.25)	(3.80)	(2.96)	—	(1.44)	(1.58)
Net asset value, end of period/year	$14.94	$15.09	$19.42	$19.62	$14.85	$16.62	$11.34	$11.54	$16.00	$16.77	$12.79	$14.61
Total return + #	0.53%	1.11%	15.69%	32.12%	(2.12)%	5.12%	0.20%	0.36%	14.84%	31.12%	(2.82)%	4.29%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$8,097	$10,797	$10,799	$6,925	$5,540	$6,326	$1,929	$2,440	$2,720	$2,644	$2,155	$3,163
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.77%	2.15%	2.19%	1.61%	1.48%	1.83%	2.49%	2.90%	2.94%	2.36%	2.23%	2.58%
After fees paid indirectly ^	1.72%	2.13%	2.18%	1.60%	1.48%	1.83%	2.44%	2.88%	2.93%	2.35%	2.23%	2.58%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.25)%	(1.61)%	(1.56)%	(1.13)%	(0.69)%	(1.53)%	(1.97)%	(2.37)%	(2.30)%	(1.89)%	(1.45)%	(2.29)%
After fees paid indirectly ^	(1.21)%	(1.59)%	(1.55)%	(1.12)%	(0.69)%	(1.53)%	(1.93)%	(2.35)%	(2.29)%	(1.88)%	(1.45)%	(2.29)%
Portfolio turnover rate (1)	102%	169%	190%	174%	181%	138%	102%	169%	190%	174%	181%	138%

*	The net investment loss per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of year/period	$14.27	$12.85	$15.94	$12.73	$11.97	$14.75
Income (loss) from investment operations:
Net investment income *	(0.03)	0.19	0.27	0.17	0.20	0.08
Net realized and unrealized gain (loss)	(1.28)	1.48	(3.20)	3.28	0.64	(2.67)
Total income (loss) from investment operations	(1.31)	1.67	(2.93)	3.45	0.84	(2.59)
Less distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)
Total distributions	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)
Net asset value, end of year/period	$12.83	$14.27	$12.85	$15.94	$12.73	$11.97
Total return + #	(9.37)%	13.29%	(18.57)%	27.69%	7.13%	(17.73)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$61,516	$59,931	$53,261	$51,365	$46,481	$42,831
Ratios of expenses to average net assets: ^	1.83%	1.61%	1.19%	1.75%	1.27%	1.76%
Ratios of net investment income to average net assets: ^	(0.45)%	1.42%	1.79%	1.18%	1.73%	0.59%
Portfolio turnover rate (1)	49%	129%	66%	74%	97%	137%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$13.94	$12.56	$15.58	$12.45	$11.71	$14.44	$13.16	$11.85	$14.74	$11.82	$11.14	$13.76
Income (loss) from investment operations:
Net investment income (loss)*	(0.05)	0.16	0.23	0.14	0.17	0.05	(0.10)	0.05	0.11	0.02	0.08	(0.06)
Net realized and unrealized gain (loss)	(1.25)	1.44	(3.13)	3.20	0.62	(2.62)	(1.18)	1.38	(2.94)	3.04	0.60	(2.49)
Total income (loss) from investment operations	(1.30)	1.60	(2.90)	3.34	0.79	(2.57)	(1.28)	1.43	(2.83)	3.06	0.68	(2.55)
Less distributions:
Distributions from net investment income	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	(0.04)	(0.12)	(0.06)	(0.14)	—	(0.07)
Total distributions	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	(0.04)	(0.12)	(0.06)	(0.14)	—	(0.07)
Net asset value, end of year/period	$12.54	$13.94	$12.56	$15.58	$12.45	$11.71	$11.84	$13.16	$11.85	$14.74	$11.82	$11.14
Total return + #	(9.49)%	12.98%	(18.73)%	27.36%	6.84%	(17.94)%	(9.78)%	12.18%	(19.30)%	26.31%	6.10%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$12,039	$12,106	$9,662	$8,242	$6,348	$4,594	$2,375	$3,463	$3,163	$3,467	$3,380	$3,216
Ratios of expenses to average net assets: ^	2.08%	1.86%	1.44%	2.00%	1.52%	2.01%	2.83%	2.61%	2.19%	2.75%	2.27%	2.76%
Ratios of net investment income (loss) to average net assets: ^	(0.69)%	1.17%	1.54%	0.98%	1.46%	0.40%	(1.49)%	0.41%	0.77%	0.10%	0.77%	(0.48)%
Portfolio turnover rate (1)	49%	129%	66%	74%	97%	137%	49%	129%	66%	74%	97%	137%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of year/period	$15.51	$15.61	$17.54	$14.24	$14.24	$15.21
Income (loss) from investment operations:
Net investment income *	0.07	0.34	0.21	0.21	0.16	0.00 (a)
Net realized and unrealized gain (loss)	(1.86)	0.62	(1.39)	3.09	(0.15)	(0.61)
Total income (loss) from investment operations	(1.79)	0.96	(1.18)	3.30	0.01	(0.61)
Less distributions:
Distributions from net investment income	(0.34)	(0.18)	(0.26)	—	(0.01)	(0.30)
Distributions from net realized gains	—	(0.88)	(0.49)	—	—	(0.06)
Total distributions	(0.34)	(1.06)	(0.75)	—	(0.01)	(0.36)
Net asset value, end of year/period	$13.38	$15.51	$15.61	$17.54	$14.24	$14.24
Total return + #	(12.49)%	7.08%	(7.08)%	23.17%	0.06%	(4.10)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$102,174	$101,505	$89,401	$90,257	$78,640	$76,992
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.44%	1.43%	1.67%	1.56%	1.63%	2.04%
After fees paid indirectly ^	1.44%	1.43%	1.67%	1.55%	1.63%	2.04%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	0.97%	2.28%	1.24%	1.34%	1.17%	0.03%
After fees paid indirectly ^	0.97%	2.28%	1.24%	1.35%	1.17%	0.03%
Portfolio turnover rate (1)	72%	100%	113%	119%	143%	125%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$15.38	$15.49	$17.42	$14.17	$14.21	$15.16	$14.55	$14.68	$16.59	$13.60	$13.73	$14.68
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.30	0.17	0.17	0.13	(0.03)	(0.02)	0.18	0.04	0.04	0.03	(0.14)
Net realized and unrealized gain (loss)	(1.85)	0.61	(1.38)	3.08	(0.17)	(0.60)	(1.74)	0.59	(1.31)	2.95	(0.16)	(0.59)
Total income (loss) from investment operations	(1.80)	0.91	(1.21)	3.25	(0.04)	(0.63)	(1.76)	0.77	(1.27)	2.99	(0.13)	(0.73)
Less distributions:
Distributions from net investment income	(0.30)	(0.14)	(0.23)	—	—	(0.26)	(0.23)	(0.02)	(0.15)	—	—	(0.16)
Distributions from net realized gains	—	(0.88)	(0.49)	—	—	(0.06)	—	(0.88)	(0.49)	—	—	(0.06)
Total distributions	(0.30)	(1.02)	(0.72)	—	—	(0.32)	(0.23)	(0.90)	(0.64)	—	—	(0.22)
Net asset value, end of year/period	$13.28	$15.38	$15.49	$17.42	$14.17	$14.21	$12.56	$14.55	$14.68	$16.59	$13.60	$13.73
Total return + #	(12.65)%	6.78%	(7.30)%	22.94%	(0.28)%	(4.26)%	(13.12)%	6.03%	(8.03)%	21.99%	(0.95)%	(5.06)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$20,864	$22,499	$18,250	$15,524	$10,305	$9,032	$4,221	$6,409	$5,764	$6,570	$6,483	$7,268
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.69%	1.68%	1.92%	1.81%	1.88%	2.29%	2.44%	2.43%	2.67%	2.56%	2.63%	3.04%
After fees paid indirectly ^	1.69%	1.68%	1.92%	1.80%	1.88%	2.29%	2.44%	2.43%	2.67%	2.55%	2.63%	3.04%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	0.68%	2.04%	1.01%	1.07%	0.93%	(0.19)%	(0.22)%	1.26%	0.22%	0.30%	0.20%	(0.94)%
After fees paid indirectly ^	0.68%	2.04%	1.01%	1.08%	0.93%	(0.19)%	(0.22)%	1.26%	0.22%	0.31%	0.20%	(0.94)%
Portfolio turnover rate (1)	72%	100%	113%	119%	143%	125%	72%	100%	113%	119%	143%	125%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018		2017	2016		2015
	(Unaudited)
Net asset value, beginning of year/period	$10.08	$9.53	$10.18		$9.55	$9.81		$9.65
Income (loss) from investment operations:
Net investment income (loss) *	0.01	0.12	0.02		(0.03)	(0.00	) (a)	(0.14)
Net realized and unrealized gain (loss) **	(0.68)	0.65	(0.67)		0.66	(0.26)		0.30
Total income (loss) from investment operations	(0.67)	0.77	(0.65)		0.63	(0.26)		0.16
Less distributions:
Distributions from net investment income	—	(0.17)	—		—	—		—
Tax return of capital	—	(0.05)	—		—	—		—
Total distributions	—	(0.22)	—		—	—		—
Net asset value, end of year/period	$9.41	$10.08	$9.53		$10.18	$9.55		$9.81
Total return + #	(6.65)%	8.35%	(6.39)%		6.60%	(2.68)%		1.66%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$21,277	$32,074	$35,638		$36,104	$28,650		$28,518
Ratios of expenses to average net assets: ^	1.80%	1.54%	1.80%		1.83%	1.63%		2.15%
Ratios of net investment income (loss) to average net assets: ^	0.17%	1.29%	0.20%		(0.32)%	(0.03)%		(1.37)%
Portfolio turnover rate (1)	90%	28%	11%		7%	54%		70%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018		2017	2016		2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)								(Unaudited)
Net asset value, beginning of year/period	$10.00	$9.46	$10.12		$9.52	$9.81		$9.68	$9.55	$9.03	$9.74	$9.23	$9.58	$9.52
Income (loss) from investment operations:
Net investment income (loss) *	0.00 (a)	0.10	0.00	(a)	(0.06)	(0.02)		(0.14)	(0.04)	0.02	(0.08)	(0.12)	(0.09)	(0.26)
Net realized and unrealized gain (loss) **	(0.67)	0.64	(0.66)		0.66	(0.27)		0.27	(0.64)	0.63	(0.63)	0.63	(0.26)	0.32
Total income (loss) from investment operations	(0.67)	0.74	(0.66)		0.60	(0.29)		0.13	(0.68)	0.65	(0.71)	0.51	(0.35)	0.06
Less distributions:
Distributions from net investment income	—	(0.15)	—		—	—		—	—	(0.08)	—	—	—	—
Tax return of capital	—	(0.05)	—		—	—		—	—	(0.05)	—	—	—	—
Total distributions	—	(0.20)	—		—	—		—	—	(0.13)	—	—	—	—
Net asset value, end of year/period	$9.33	$10.00	$9.46		$10.12	$9.52		$9.81	$8.87	$9.55	$9.03	$9.74	$9.23	$9.58
Total return + #	(6.70)%	8.04%	(6.52)%		6.30%	(2.95)%		1.34%	(7.12)%	7.31%	(7.29)%	5.53%	(3.66)%	0.63%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$4,463	$7,713	$7,918		$6,224	$3,897		$3,296	$1,165	$1,927	$1,696	$1,969	$2,131	$1,938
Ratios of expenses to average net assets: ^	2.05%	1.79%	2.05%		2.08%	1.88%		2.40%	2.80%	2.54%	2.80%	2.83%	2.63%	3.15%
Ratios of net investment income (loss) to average net assets: ^	(0.06)%	1.03%	0.00	%(b)	(0.58)%	(0.26)%		(1.63)%	(0.87)%	0.20%	(0.84)%	(1.34)%	(1.02)%	(2.35)%
Portfolio turnover rate (1)	90%	28%	11%		7%	54%		70%	90%	28%	11%	7%	54%	70%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2015 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

^	Not annualized for periods less than one year.

(1)	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$9.36	$9.19	$8.68	$8.05	$8.75	$10.88
Income (loss) from investment operations:
Net investment income*	0.08	0.24	0.23	0.16	0.23	0.27
Net realized and unrealized gain (loss)	(0.04)	0.24	0.49	0.72	(0.39)	(0.51)
Total income (loss) from investment operations	0.04	0.48	0.72	0.88	(0.16)	(0.24)
Less distributions:
Distributions from net investment income	(0.08)	(0.31)	(0.21)	(0.25)	(0.36)	(0.17)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)	(1.72)
Total distributions	(0.13)	(0.31)	(0.21)	(0.25)	(0.54)	(1.89)
Net asset value, end of period/year	$9.27	$9.36	$9.19	$8.68	$8.05	$8.75
Total return + #	0.40%	5.31%	8.42%	11.20%	(1.92)%	(2.67)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$66,031	$67,276	$36,055	$12,953	$16,929	$20,210
Ratios of expenses to average net assets: ^	1.43%	1.24%	1.44%	1.41%	1.42%	1.34%
Ratios of net investment income to average net assets: ^	1.67%	2.60%	2.52%	1.90%	2.83%	2.83%
Portfolio turnover rate (1)	285%	426%	275%	106%	96%	82%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$9.33	$9.17	$8.66	$8.03	$8.73	$10.85	$9.08	$8.94	$8.46	$7.86	$8.56	$10.66
Income (loss) from investment operations:
Net investment income*	0.07	0.22	0.19	0.14	0.20	0.24	0.03	0.15	0.11	0.07	0.14	0.18
Net realized and unrealized gain (loss)	(0.03)	0.22	0.50	0.72	(0.39)	(0.50)	(0.03)	0.23	0.49	0.71	(0.39)	(0.50)
Total income (loss) from investment operations	0.04	0.44	0.69	0.86	(0.19)	(0.26)	0.00	0.38	0.60	0.78	(0.25)	(0.32)
Less distributions:
Distributions from net investment income	(0.07)	(0.28)	(0.18)	(0.23)	(0.33)	(0.14)	(0.05)	(0.24)	(0.12)	(0.18)	(0.27)	(0.06)
Distributions from net realized gains	(0.05)	—	—	—	(0.18)	(1.72)	(0.05)	—	—	—	(0.18)	(1.72)
Total distributions	(0.12)	(0.28)	(0.18)	(0.23)	(0.51)	(1.86)	(0.10)	(0.24)	(0.12)	(0.18)	(0.45)	(1.78)
Net asset value, end of period/year	$9.25	$9.33	$9.17	$8.66	$8.03	$8.73	$8.98	$9.08	$8.94	$8.46	$7.86	$8.56
Total return + #	0.27%	4.95%	8.10%	10.92%	(2.19)%	(2.84)%	(0.07)%	4.34%	7.21%	10.08%	(2.95)%	(3.53)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$12,001	$11,087	$6,265	$3,125	$3,638	$4,211	$6,029	$4,077	$3,145	$2,708	$3,181	$4,956
Ratios of expenses to average net assets: ^	1.67%	1.48%	1.69%	1.66%	1.67%	1.59%	2.34%	2.22%	2.44%	2.41%	2.44%	2.34%
Ratios of net investment income to average net assets: ^	1.42%	2.36%	2.13%	1.66%	2.57%	2.56%	0.72%	1.63%	1.22%	0.93%	1.81%	1.91%
Portfolio turnover rate (1)	285%	426%	275%	106%	96%	82%	285%	426%	275%	106%	96%	82%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$33.88	$34.84	$36.71	$35.74	$36.36	$38.16
Income (loss) from investment operations:
Net investment income (loss)*	0.00 (a)	(0.13)	0.09	(0.36)	0.14	(0.18)
Net realized and unrealized gain (loss)	(0.48)	1.02	(0.25)	2.79	0.49	(0.39)
Total income (loss) from investment operations	(0.48)	0.89	(0.16)	2.43	0.63	(0.57)
Less distributions:
Distributions from net investment income	—	—	—	—	(0.55)	—
Distributions from net realized gains	—	—	(0.35)	—	—	(0.80)
Tax return of capital	(0.72)	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)
Total distributions	(0.72)	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)
Net asset value, end of period/year	$32.68	$33.88	$34.84	$36.71	$35.74	$36.36
Total return + #	(1.49)%	2.61%	(0.45)%	6.92%	1.79%	(1.53)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$133,543	$183,319	$201,405	$212,178	$153,084	$163,843
Ratios of expenses to average net assets:
After waivers ^	1.68%	2.62%	2.16%	2.73%	1.85%	2.09%
Dividends/borrowings on short sales ^	0.72%	1.24%	1.10%	1.17%	0.61%	0.47%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	0.96%	1.38%	1.06%	1.59%	1.26%	2.17%
After fee waivers ^	0.96%	1.38%	1.06%	1.56%	1.24%	1.62%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.02)%	(0.39)%	0.25%	(1.06)%	0.39%	(0.56)%
After fee waivers ^	(0.02)%	(0.39)%	0.25%	(1.03)%	0.40%	(0.48)%
Portfolio turnover rate (1)	289%	496%	453%	382%	208%	155%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$32.71	$33.77	$35.73	$34.90	$35.63	$37.52	$25.60	$27.02	$29.15	$28.94	$29.99	$32.01
Income (loss) from investment operations:
Net investment income (loss)*	(0.05)	(0.21)	0.00 (a)	(0.40)	0.13	(0.27)	(0.13)	(0.36)	(0.21)	(0.55)	(0.14)	(0.46)
Net realized and unrealized gain (loss)	(0.45)	1.00	(0.25)	2.69	0.39	(0.39)	(0.35)	0.79	(0.21)	2.22	0.34	(0.33)
Total income (loss) from investment operations	(0.50)	0.79	(0.25)	2.29	0.52	(0.66)	(0.48)	0.43	(0.42)	1.67	0.20	(0.79)
Less distributions:
Distributions from net investment income	—	—	—	—	(0.55)	—	—	—	—	—	(0.55)	—
Distributions from net realized gains	—	—	(0.35)	—	—	(0.80)	—	—	(0.35)	—	—	(0.80)
Tax return of capital	(0.72)	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)	(0.72)	(1.85)	(1.36)	(1.46)	(0.70)	(0.43)
Total distributions	(0.72)	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)	(0.72)	(1.85)	(1.71)	(1.46)	(1.25)	(1.23)
Net asset value, end of period/year	$31.49	$32.71	$33.77	$35.73	$34.90	$35.63	$24.40	$25.60	$27.02	$29.15	$28.94	$29.99
Total return + #	(1.49)%	2.39%	(0.72)%	6.64%	1.54%	(1.80)%	(1.98)%	1.63%	(1.48)%	5.82%	0.75%	(2.53)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$33,112	$42,052	$42,980	$41,186	$45,552	$74,247	$27,295	$33,913	$34,664	$34,601	$39,118	$50,215
Ratios of expenses to average net assets:
After waivers ^	1.94%	2.87%	2.41%	2.93%	2.06%	2.33%	2.68%	3.62%	3.16%	3.68%	2.83%	3.09%
Dividends/borrowings on short sales ^	0.72%	1.24%	1.10%	1.12%	0.59%	0.47%	0.72%	1.23%	1.10%	1.12%	0.60%	0.47%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	1.22%	1.63%	1.31%	1.83%	1.49%	2.42%	1.96%	2.39%	2.06%	2.58%	2.24%	3.16%
After fee waivers ^	1.22%	1.63%	1.31%	1.81%	1.48%	1.86%	1.96%	2.39%	2.06%	2.56%	2.23%	2.62%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.29)%	(0.63)%	0.01%	(1.14)%	0.36%	(0.79)%	(1.04)%	(1.38)%	(0.73)%	(1.89)%	(0.50)%	(1.54)%
After fee waivers ^	(0.29)%	(0.63)%	0.01%	(1.11)%	0.37%	(0.71)%	(1.04)%	(1.38)%	(0.73)%	(1.86)%	(0.48)%	(1.46)%
Portfolio turnover rate (1)	289%	496%	453%	382%	208%	155%	289%	496%	453%	382%	208%	155%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of period/year	$18.68	$15.35	$15.66	$18.31	$19.23	$19.27
Income (loss) from investment operations:
Net investment income *	0.11	0.30	0.28	0.13	0.32	0.15
Net realized and unrealized gain (loss)	(1.54)	3.32	(0.35)	0.40	0.73	0.85
Total income (loss) from investment operations	(1.43)	3.62	(0.07)	0.53	1.05	1.00
Less distributions:
Distributions from net investment income	(0.31)	(0.29)	(0.12)	(0.36)	(0.21)	(0.11)
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)	(0.93)
Total distributions	(1.31)	(0.29)	(0.24)	(3.18)	(1.97)	(1.04)
Net asset value, end of period/year	$15.94	$18.68	$15.35	$15.66	$18.31	$19.23
Total return +#	(8.09)%	24.16%	(0.48)%	3.63%	5.77%	5.13%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$47,597	$42,865	$43,163	$34,256	$25,479	$33,379
Ratios of expenses to average net assets: ^	1.58%	1.15%	1.10%	1.17%	1.21%	1.64%
Ratios of net investment income to average net assets: ^	1.28%	1.81%	1.82%	0.79%	1.74%	0.80%
Portfolio turnover rate (1)	78%	63%	74%	101%	110%	110%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2020	2019	2018	2017	2016	2015	April 30, 2020	2019	2018	2017	2016	2015
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$18.81	$15.46	$15.78	$18.35	$19.26	$19.33	$17.69	$14.54	$14.88	$17.55	$18.50	$18.65
Income (loss) from investment operations:
Net investment income (loss) *	0.09	0.26	0.24	0.10	0.27	0.10	0.03	0.13	0.12	(0.02)	0.13	(0.04)
Net realized and unrealized gain (loss)	(1.56)	3.35	(0.35)	0.41	0.74	0.85	(1.47)	3.17	(0.34)	0.38	0.70	0.82
Total income (loss) from investment operations	(1.47)	3.61	(0.11)	0.51	1.01	0.95	(1.44)	3.30	(0.22)	0.36	0.83	0.78
Less distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.09)	(0.26)	(0.16)	(0.09)	(0.19)	(0.15)	—	(0.21)	(0.02)	0.00
Distributions from net realized gains	(1.00)	—	(0.12)	(2.82)	(1.76)	(0.93)	(1.00)	—	(0.12)	(2.82)	(1.76)	(0.93)
Total distributions	(1.26)	(0.26)	(0.21)	(3.08)	(1.92)	(1.02)	(1.19)	(0.15)	(0.12)	(3.03)	(1.78)	(0.93)
Net asset value, end of period/year	$16.08	$18.81	$15.46	$15.78	$18.35	$19.26	$15.06	$17.69	$14.54	$14.88	$17.55	$18.50
Total return +#	(8.22)%	23.81%	(0.74)%	3.44%	5.54%	4.85%	(8.60)%	22.97%	(1.50)%	2.61%	4.73%	4.08%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$10,051	$9,161	$8,444	$6,002	$9,376	$10,386	$2,347	$2,812	$2,308	$2,448	$3,211	$3,847
Ratios of expenses to average net assets: ^	1.82%	1.40%	1.35%	1.42%	1.45%	1.89%	2.55%	2.15%	2.10%	2.17%	2.21%	2.64%
Ratios of net investment income (loss) to average net assets: ^	1.05%	1.56%	1.57%	0.60%	1.45%	0.53%	0.32%	0.79%	0.85%	(0.11)%	0.70%	(0.21)%
Portfolio turnover rate (1)	78%	63%	74%	101%	110%	110%	78%	63%	74%	101%	110%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$32,182,779	$—	$32,182,779
Foreign Government Bonds	—	86,610	—	86,610
Municipal Bonds	—	3,354,344	—	3,354,344
U.S. Government & Agency	—	9,149,162	—	9,149,162
Bank Loans *	—	2,714,017	—	2,714,017
Exchange Traded Fund	258,442	—	—	258,442
Short-Term Investment	456,163	—	—	456,163
Collateral for Securities Loaned	5,450,279	—	—	5,450,279
Total	$6,164,884	$47,486,912	$—	$53,651,796

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$141,629,082	$—	$141,629,082
Bonds & Notes *	—	7,351,877	—	7,351,877
Common Stock *	53,901	—	—	53,901
Exchange Traded Funds	1,463,372	—	—	1,463,372
Rights	—	11,382	—	11,382
Warrants	—	95,006	—	95,006
Short-Term Investment	15,424,614	—	—	15,424,614
Collateral for Securities Loaned	887,813	—	—	887,813
Total	$17,829,700	$149,087,347	$—	$166,917,047

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$85,820,475	$—	$85,820,475
Collateral for Securities Loaned	2,075,681	—	—	2,075,681
Total	$2,075,681	$85,820,475	$—	$87,896,156

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$21,763,950	$—	$21,763,950
Foreign Government Bonds *	—	9,173,884	—	9,173,884
Whole Loan Collateral	—	311,244	—	311,244
Collateral for Securities Loaned	1,087,003	—	—	1,087,003
Total Assets	$1,087,003	$31,249,078	$—	$32,336,081
Assets - Derivatives
Futures Contracts	$113,272	$—	$—	$113,272
Forward Foreign Currency Exchange Contracts	—	41,192	—	41,192
Total Asset Derivatives	$113,272	$41,192	$—	$154,464
Liabilities - Derivatives
Futures Contracts	$567,711	$—	$—	$567,711
Forward Foreign Currency Exchange Contracts	—	357,239	—	357,239
Swap Contract	—	7,741	—	7,741
Total Liability Derivatives	$567,711	$364,980	$—	$932,691

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$93,125,160	$—	$—	$93,125,160
Collateral for Securities Loaned	31,430,373	—	—	31,430,373
Total	$124,555,533	$—	$—	$124,555,533

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$63,072,070	$—	$—	$63,072,070
Collateral for Securities Loaned	17,746,590	—	—	17,746,590
Total	$80,818,660	$—	$—	$80,818,660

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$115,365,833	$—	$—	$115,365,833
Collateral for Securities Loaned	34,775,780	—	—	34,775,780
Total	$150,141,613	$—	$—	$150,141,613

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$48,761,894	$—	$—	$48,761,894
Collateral for Securities Loaned	3,457,837	—	—	3,457,837
Total	$52,219,731	$—	$—	$52,219,731

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$15,443,428	$60,169,478	$—	$75,612,906
Closed End Fund	576,469	—	—	576,469
Warrant	3,527	—	—	3,527
Collateral for Securities Loaned	2,228,041	—	—	2,228,041
Total	$18,251,465	$60,169,478	$—	$78,420,943

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$35,042,768	$90,899,194	$—	$125,941,962
Exchange Traded Fund	775,567	—	—	775,567
Warrant	13,809	—	—	13,809
Collateral for Securities Loaned	6,616,325	—	—	6,616,325
Total	$42,448,469	$90,899,194	$—	$133,347,663

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$17,596,436	$—	$—	$17,596,436
Purchased Options	1,888,052	—	—	1,888,052
Short-Term Investments	1,113,661	6,479,555	—	7,593,216
Collateral for Securities Loaned	8,756,789	—	—	8,756,789
Total Assets	$29,354,938	$6,479,555	$—	$35,834,493
Assets - Derivatives
Futures Contracts	$224,012	$—	$—	$224,012
Total Asset Derivatives	$224,012	$—	$—	$224,012
Liabilities - Derivatives
Futures Contracts	$68,628	$—	$—	$68,628
Written Options	291,930	—	—	291,930
Total Liability Derivatives	$360,558	$—	$—	$360,558

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$1,676,997	$—	$1,676,997
Bonds & Notes *	—	36,741,949	—	36,741,949
Common Stock *	2,939,000	21,700	—	2,960,700
U.S. Government	—	32,602,293	—	32,602,293
Short-Term Investment	6,918,581	—	—	6,918,581
Collateral for Securities Loaned	28,201,977	—	—	28,201,977
Total Assets	$38,059,558	$71,042,939	$—	$109,102,497
Assets - Derivatives
Swap Contracts	$—	$766,691	$—	$766,691
Total Asset Derivatives	$—	$766,691	$—	$766,691
Liabilities - Derivatives
Swap Contracts	$—	$568,975	$—	$568,975
Futures Contracts	1,425,193	—	—	1,425,193
Total Liability Derivatives	$1,425,193	$568,975	$—	$1,994,168

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$83,240,055	$466,978	$—	$83,707,033
Closed-End Fund	—	4,187,851	—	4,187,851
Exchange Traded Funds	4,373,779	—	—	4,373,779
Rights	—	34,319	—	34,319
Warrants	—	4,776	—	4,776
Purchased Options	68,526	—	—	68,526
Short-Term Investment	80,566,140	—	—	80,566,140
Collateral for Securities Loaned	3,663,660	—	—	3,663,660
Total Assets	$171,912,160	$4,693,924	$—	$176,606,084
Asset - Derivatives
Swap Contracts	$—	$984,932	$—	$984,932
Total Asset Derivatives	$—	$984,932	$—	$984,932
Liabilities-Derivatives
Written Options	$353,927	$68,670	$—	$422,597
Swap Contracts	—	1,221,969	—	1,221,969
Total Liability Derivatives	$353,927	$1,290,639	$—	$1,644,566
Liabilities
Liabilities-Securities Sold Short	$44,085,365	$—	$—	$44,085,365
Total Liabilities	$44,085,365	$—	$—	$44,085,365

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$22,122,063	$—	$—	$22,122,063
REITs *	39,212,716	—	—	39,212,716
Collateral for Securities Loaned	17,370,181	—	—	17,370,181
Total	$78,704,960	$—	$—	$78,704,960

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

g. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

h. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

i. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2020:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2020:

Asset Derivatives Investment Value
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2020
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$41,192	$—	$—	$41,192
Futures Contracts	—	—	—	113,272	113,272
Dynamic Macro
Futures Contracts	$159,596	$—	$—	$64,416	$224,012
Purchased Options	1,129,802	—	—	758,250	1,888,052
Long/Short Credit
Credit Default Swap Contracts	$331,844	$—	$—	$—	$331,844
Total Return Swap Contracts	—	—	—	434,847	434,847
Monthly Distribution
Purchased Options	$68,526	$—	$—	$—	$68,526
Total Return Swap Contracts	984,932	—	—	—	984,932

Liability Derivatives Investment Value
	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2020
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$357,239	$—	$—	$357,239
Futures Contracts	—	—	—	567,711	567,711
Credit Default Swap Contract	—	—	—	7,741	7,741
Dynamic Macro
Futures Contracts	$12,060	$—	$—	$56,568	$68,628
Written Options	291,930	—	—	—	291,930
Long/Short Credit
Futures Contracts	$—	$—	$—	$1,425,193	$1,425,193
Credit Default Swap Contracts	45,083	—	—	—	45,083
Total Return Swap Contracts	—	—	—	523,892	523,892
Monthly Distribution
Written Options	$422,597	$—	$—	$—	$422,597
Total Return Swap Contracts	1,221,969	—	—	—	1,221,969

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended April 30, 2020.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest rate contracts	Net realized gain (loss) from: Futures contracts, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures contracts, Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended April 30, 2020:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2020
International Opportunity Bond
Futures Contracts	$—	$—	$—	$(45,166)	$(45,166)
Forward Foreign Currency Exchange Contracts	—	956,406	—	—	956,406
Swap Contract	—	—	—	(96,593)	(96,593)
Dynamic Macro
Futures Contracts	$(3,325,883)	$—	$—	$8,805	$(3,317,078)
Purchased Options	625,100	—	—	669,422	1,294,522
Written Options	(1,252,816)	—	—	—	(1,252,816)
Long/Short Credit
Futures Contracts	$—	$—	$—	$(458,297)	$(458,297)
Swaps Contracts	(57,264)	—	—	909,089	851,825
Monthly Distribution
Purchased Options	$(2,826,422)	$—	$—	$—	$(2,826,422)
Written Options	3,048,688	—	—	—	3,048,688
Swaps Contracts	490,389	—	—	—	490,389

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2020
International Opportunity Bond
Futures Contracts	$—	$—	$—	$(469,232)	$(469,232)
Forward Foreign Currency Exchange Contracts	—	(306,895)	—	—	(306,895)
Swap Contract	—	—	—	(7,741)	(7,741)
Dynamic Macro
Futures Contracts	$119,882	$—	$—	$(196,234)	$(76,352)
Purchased Options	13,388	—	—	293,906	307,294
Written Options	(115,136)	—	—	—	(115,136)
Long/Short Credit
Futures Contracts	$—	$—	$—	$(1,706,458)	$(1,706,458)
Swaps Contracts	270,953	—	—	(116,271)	154,682
Monthly Distribution
Purchased Options	$129,620	$—	$—	$—	$129,620
Written Options	(30,500)	—	—	—	(30,500)
Swaps Contracts	(89,538)	—	—	—	(89,538)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The average notional value of the derivative instruments for the six months ended April 30, 2020 is disclosed below:

	Average Notional Value
	Long	Short	Purchased	Written	Long	Short
	Futures	Futures	Options	Options	Swaps	Swaps
International Opportunity Bond	$13,545,087	$13,069,564	$—	$—	$—	$708,500
Dynamic Macro	32,463,997	17,580,469	20,557,000	12,071,625	—	—
Long/Short Credit	—	24,373,510	—	—	31,000,000	6,500,000
Monthly Distribution	—	—	27,429,100	38,092,425	2,397,116	5,785,120

j. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the six months ended April 30, 2020, Long/Short Credit is subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2020.

International Opportunity Bond
					Gross Amounts Not Offset in
					the Statement of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statement of	Assets Presented in		Cash
		Recognized	Assets &	the Statement of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Citigroup	$39,833	$—	$39,833	$(39,833)	$—	$—
	JP Morgan Chase	1,359	—	1,359	(1,359)	—	—
Futures Contracts	Credit Suisse	113,272	—	113,272	(567,711)	—	(454,439)
Total		$154,464	$—	$154,464	$(608,903)	$—	$(454,439)

					Gross Amounts Not Offset in
					the Statement of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(24,574)	$—	$(24,574)	$24,574	$—	$—
	Citigroup	(326,922)	—	(326,922)	326,922	—	—
	JP Morgan Chase	(5,743)	—	(5,743)	5,743	—	—
Futures Contracts	Credit Suisse	(567,711)	—	(567,711)	567,711	—	—
Credit Default Swap	Citibank	(7,741)	—	(7,741)	7,741	—	—
Total		$(932,691)	$—	$(932,691)	$932,691	$—	$—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

Dynamic Macro
					Gross Amounts Not Offset in the
					Statement of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$224,012	$—	$224,012	$(68,628)	$—	$155,384
Purchased Options	Goldman Sachs	1,888,052	—	1,888,052	—	—	1,888,052
Total		$2,112,064	$—	$2,112,064	$(68,628)	$—	$2,043,436

					Gross Amounts Not Offset in the
					Statement of Assets &
Liabilities:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	Goldman Sachs	$(68,628)	$—	$(68,628)	$224,012	$—	$155,384
Written Options	Goldman Sachs	(291,930)	—	(291,930)	—	—	(291,930)
Total		$(360,558)	$—	$(360,558)	$224,012	$—	$(136,546)

Long/Short Credit
					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Credit Default Swaps	HSBC	264,864	$—	$264,864	$—	$—	$264,864
Credit Default Swaps	Barclays	35,264	—	35,264	—	—	35,264
Credit Default Swaps	Goldman Sachs	31,716	—	31,716	—	—	19,878
Total Return Swaps	JP Morgan	434,847	—	434,847	—	—	434,847
Total		$766,691	$—	$766,691	$—	$—	$754,853

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures	HSBC	$(1,425,193)	$—	$(1,425,193)	$—	$1,425,193	$—
Credit Default Swaps	Goldman Sachs	(23,415)	—	(23,415)	—	23,415	—
Credit Default Swaps	JP Morgan	(21,668)	—	(21,668)	—	21,668	—
Total Return Swap	JP Morgan	(523,892)	—	(523,892)	—	523,892	—
Total		$(1,994,168)	$—	$(1,994,168)	$—	$1,994,168	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

Monthly Distribution
					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Assets Presented in
		of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	JP Morgan	$68,526	$—	$68,526	$—	$—	$68,526
Total Return Swap	JP Morgan	984,932	—	984,932	(984,932)	—	—
Total		$1,053,458	$—	$1,053,458	$(984,932)	$—	$68,526

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	JP Morgan	$(384,109)	$—	$(384,109)	$—	$—	$(384,109)
Total Return Swaps	JP Morgan	(1,221,969)	—	(1,221,969)	984,932	—	(237,037)
Total		$(1,606,078)	$—	$(1,606,078)	$984,932	$—	$(621,146)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

k. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

l. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex -date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

m. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

n. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2017 to 2019 and expected to be taken in tax year 2020 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

o. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

p. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

q. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under -performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.70% – 1.06%	0.60%	0.10% – 0.46%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock *	0.80% – 1.40%	0.65%	0.15% – 0.75%

*	Prior to January 1, 2020, the Sub-Adviser’s portion for Real Estate Stock was 0.10%-0.70% and the Management Fee was 0.75%-1.35%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of International Opportunity Bond and Real Estate Stock which are in the initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2020.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	New fleet Asset Management, LLC	Bloomberg Barclays Aggregate Bond Index	0.30%	+/-0.15%	0.15%	0.45%
Floating Rate Bond	New fleet Asset Management, LLC	Credit Suisse Leveraged Loan Total Return Index	0.28%	+/- 0.00%	0.10%	0.46%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond *	Stone Harbor Investment Partners	Barclays Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Mellon Investments Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Weiss Multi-Strategy Advisers, LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock **	American Assets Capital Advisers, LLC	Dow Jones US Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective January 1, 2020 Stone Harbor Investment Partners replaced Allianz Global Investors U.S. LLC as the sub-adviser to International Opportunity Bond. Allianz Global Investors U.S. LLC had a Base fee of 0.45%, a Minimum fee of 0.20% and a Maximum Fee of 0.70%.

**	Effective January 1, 2020 American Assets Capital Advisers, LLC replaced Barings LLC. as the sub-adviser to Real Estate Stock. Barings LLC had a Base fee of 0.40%, a Minimum fee of 0.10% and a Maximum Fee of 0.70%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Prior to January 1, 2020 the fees were as follows; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2020, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and were paid directly by the broker to the Administrator for providing administration services. For the six months ended April 30, 2020, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $2,044, Focused Large Cap Growth - $3,529, Small Cap Growth - $10,755, and International Stock - $1,869.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2020 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$16,645,227	$13,343,092	$6,604,484	$6,920,665
Floating Rate Bond	76,713,880	95,610,435	—	—
High-Yield Bond	34,369,599	42,370,843	—	—
International Opportunity Bond	39,740,165	40,833,039	—	—
Large Cap Value	31,006,258	12,301,815	—	—
Small Cap Value	45,196,569	27,360,860	—	—
Focused Large Cap Growth	7,206,291	11,891,469	—	—
Small Cap Growth	50,083,461	51,048,137	—	—
Emerging Markets Stock	43,278,874	35,660,537	—	—
International Stock	104,953,395	92,452,926	—	—
Dynamic Macro	15,484,445	10,182,386	—	—
Long/Short Credit	91,245,656	77,643,761	45,870,897	43,999,735
Monthly Distribution	467,369,907	483,823,301	—	—
Real Estate Stock	55,845,366	44,176,415	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$53,418,752	$1,629,340	$(1,396,296)	$233,044
Floating Rate Bond	182,489,260	372,419	(15,944,632)	(15,572,213)
High-Yield Bond	94,121,922	1,381,321	(7,607,087)	(6,225,766)
International Opportunity Bond	36,725,988	403,155	(5,571,289)	(5,168,134)
Large Cap Value	113,775,044	15,254,114	(4,473,625)	10,780,489
Small Cap Value	82,568,624	4,944,942	(6,694,906)	(1,749,964)
Focused Large Cap Growth	92,268,296	59,465,996	(1,592,679)	57,873,317
Small Cap Growth	46,920,704	9,201,263	(3,902,236)	5,299,027
Emerging Markets Stock	77,740,443	8,557,805	(7,877,305)	680,500
International Stock	135,464,834	12,582,355	(14,699,526)	(2,117,171)
Dynamic Macro	33,948,385	2,666,844	(917,282)	1,749,562
Long/Short Credit	109,534,967	1,786,505	(2,218,975)	(432,470)
Monthly Distribution	136,597,022	10,185,946	(14,684,846)	(4,498,900)
Real Estate Stock	76,566,644	7,044,185	(4,905,869)	2,138,316

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2020 and the year ended October 31, 2019, respectively:

For the six months ended April 30, 2020:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	692,944	34,644	(1,041,241)	(313,653)	98,206	5,044	(184,930)	(81,680)
Floating Rate Bond	1,495,693	359,907	(3,565,675)	(1,710,075)	550,088	9,374	(528,659)	30,803
High-Yield Bond	703,474	217,455	(2,392,964)	(1,472,035)	279,036	28,935	(283,355)	24,616
International Opportunity Bond	774,368	32,520	(939,974)	(133,086)	206,554	4,664	(102,104)	109,114
Large Cap Value	2,002,998	138,361	(396,512)	1,744,847	503,105	34,068	(295,998)	241,175
Small Cap Value	2,005,573	—	(577,628)	1,427,945	341,570	—	(136,529)	205,041
Focused Large Cap Growth	599,985	97,550	(535,524)	162,011	241,196	27,823	(423,455)	(154,436)
Small Cap Growth	551,809	40,552	(325,273)	267,088	191,038	11,564	(376,141)	(173,539)
Emerging Markets Stock	1,229,207	34,748	(668,754)	595,201	278,106	5,711	(192,254)	91,563
International Stock	1,790,231	138,031	(836,013)	1,092,249	351,228	28,084	(270,790)	108,522
Dynamic Macro	472,120	—	(1,393,772)	(921,652)	105,120	—	(397,767)	(292,647)
Long/Short Credit	2,780,421	105,257	(2,950,207)	(64,529)	407,277	16,321	(313,905)	109,693
Monthly Distribution	391,434	103,950	(1,819,838)	(1,324,454)	151,014	22,944	(407,994)	(234,036)
Real Estate Stock	974,729	170,517	(453,295)	691,951	188,187	36,242	(86,346)	138,083

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	419,053	2,495	(208,091)	213,457
Floating Rate Bond	363,172	16,944	(293,503)	86,613
High-Yield Bond	61,223	12,117	(258,078)	(184,738)
International Opportunity Bond	31,735	971	(59,844)	(27,138)
Large Cap Value	65,509	10,700	(148,010)	(71,801)
Small Cap Value	46,875	—	(72,128)	(25,253)
Focused Large Cap Growth	47,303	12,296	(107,701)	(48,102)
Small Cap Growth	25,430	4,355	(71,104)	(41,319)
Emerging Markets Stock	37,083	665	(100,284)	(62,536)
International Stock	57,316	6,779	(168,498)	(104,403)
Dynamic Macro	31,650	—	(102,241)	(70,591)
Long/Short Credit	510,377	5,529	(293,495)	222,411
Monthly Distribution	71,296	28,562	(305,797)	(205,939)
Real Estate Stock	33,578	11,800	(48,557)	(3,179)

For the year ended October 31, 2019:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	1,358,705	85,602	(1,548,844)	(104,537)	238,649	10,366	(120,020)	128,995
Floating Rate Bond	4,135,951	779,224	(5,195,790)	(280,615)	691,894	95,516	(535,999)	251,411
High-Yield Bond	2,250,727	527,921	(3,558,884)	(780,236)	353,882	63,555	(462,947)	(45,510)
International Opportunity Bond	699,740	22,947	(794,969)	(72,282)	147,890	1,757	(112,758)	36,889
Large Cap Value	695,868	214,901	(687,966)	222,803	384,880	49,142	(221,805)	212,217
Small Cap Value	688,673	319,621	(408,023)	600,271	232,547	65,268	(122,444)	175,371
Focused Large Cap Growth	959,514	225,236	(743,219)	441,531	841,812	57,629	(561,841)	337,600
Small Cap Growth	899,200	444,127	(680,884)	662,443	278,378	149,638	(268,644)	159,372
Emerging Markets Stock	749,368	80,396	(775,088)	54,676	363,428	13,390	(277,895)	98,923
International Stock	1,246,392	435,239	(862,721)	818,910	447,321	86,701	(249,533)	284,489
Dynamic Macro	462,025	89,536	(1,109,155)	(557,594)	234,015	18,240	(318,335)	(66,080)
Long/Short Credit	5,434,899	199,627	(2,368,449)	3,266,077	680,269	24,160	(199,739)	504,690
Monthly Distribution	1,550,592	287,081	(2,207,230)	(369,557)	481,103	61,442	(529,598)	12,947
Real Estate Stock	285,995	55,368	(859,354)	(517,991)	150,462	9,521	(219,442)	(59,459)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	37,167	3,771	(61,875)	(20,937)
Floating Rate Bond	379,932	33,786	(240,739)	172,979
High-Yield Bond	104,964	34,960	(151,150)	(11,226)
International Opportunity Bond	26,236	248	(25,990)	494
Large Cap Value	88,590	14,327	(37,247)	65,670
Small Cap Value	73,760	25,630	(27,700)	71,690
Focused Large Cap Growth	137,733	28,599	(118,605)	47,727
Small Cap Growth	84,693	66,749	(110,039)	41,403
Emerging Markets Stock	53,034	2,497	(59,245)	(3,714)
International Stock	82,464	27,672	(62,141)	47,995
Dynamic Macro	42,791	2,794	(31,545)	14,040
Long/Short Credit	126,205	10,251	(38,884)	97,572
Monthly Distribution	309,307	78,470	(345,815)	41,962
Real Estate Stock	30,559	1,724	(32,045)	238

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2019 and October 31, 2018 was as follows:

	For the year ended October 31, 2019				For the year ended October 31, 2018
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Corporate/Government Bond**	$1,364,485	$—	$—	$1,364,485	$1,586,252	$—	$21,031.00	$1,607,283
Floating Rate Bond**	8,609,420	—	—	8,609,420	7,558,793	—	—	7,558,793
High-Yield Bond**	5,606,169	—	1,997	5,608,166	5,523,745	—	—	5,523,725
International Opportunity Bond	78,557	143,753	2,685	224,995	—	42,342	—	42,342
Large Cap Value	1,029,945	2,475,280	—	3,505,225	557,584	713,265	—	1,270,849
Small Cap Value	1,864,480	3,196,685	23,516	5,084,681	1,593,661	1,586,225	—	3,179,886
Focused Large Cap Growth	—	6,222,027	—	6,222,027	—	722,085	—	722,085
Small Cap Growth	3,935,267	5,125,659	—	9,060,926	1,842,122	3,242,312	—	5,084,434
Emerging Markets Stock *	1,399,913	—	—	1,399,913	824,337	—	—	824,337
International Stock *	1,605,914	6,332,594	—	7,938,508	1,605,505	3,151,817	—	4,757,322
Dynamic Macro	771,551	—	228,780	1,000,331	—	—	—	—
Long/Short Credit**	2,186,769	—	—	2,186,769	479,171	—	—	479,171
Monthly Distribution**	—	—	14,962,154	14,962,154	2,716,635	—	11,318,712	14,035,347
Real Estate Stock	963,717	—	—	963,717	344,955	300,608	—	645,563

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $454,755 and $196,218 for fiscal year ended October 31, 2019 for International Stock and Emerging Markets Stock respectively, and $232,938 for the fiscal year ended October 31, 2018 for Emerging Markets Stock, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statements of Changes paid from book and tax on the relate to adjustments for dividends payable for tax purposes.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions and the expiration of capital loss carry forwards, resulted in reclassification for the tax year ended October 31, 2019 as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	(1,997)	1,997
International Opportunity Bond	(126,390)	126,390
Large Cap Value	—	—
Small Cap Value	(23,516)	23,516
Focused Large Cap Growth	(179,273)	179,273
Small Cap Growth	(92,315)	92,315
Emerging Markets Stock	(351,019)	351,019
International Stock	—	—
Dynamic Macro	(152,059)	152,059
Long/Short Credit	—	—
Monthly Distribution	(1,072,043)	1,072,043
Real Estate Stock	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

As of each of the Fund’s tax year-ended October 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$21,206	$—	$—	$(3,184,848)	$(1,468)	$2,315,403	$(849,707)
Floating Rate Bond	113,538	—	—	(4,557,245)	(4,372)	(5,370,721)	(9,818,800)
High-Yield Bond	—	—	—	(7,494,821)	(6,751)	563,319	(6,938,253)
International Opportunity Bond	—	—	(100,060)	—	—	1,296,907	1,196,847
Large Cap Value	724,977	1,943,275	—	—	—	17,158,205	19,826,457
Small Cap Value	—	—	(72,334)	(1,143,759)	—	3,408,089	2,191,996
Focused Large Cap Growth	—	3,667,504	(1,033,914)	—	—	45,240,001	47,873,591
Small Cap Growth	—	805,397	(635,376)	—	—	3,658,639	3,828,660
Emerging Markets Stock	630,372	—	—	(1,472,324)	—	4,768,192	3,926,240
International Stock	2,718,040	—	—	(4,689,441)	—	10,575,264	8,603,863
Dynamic Macro	—	—	—	(1,364,940)	—	2,526,452	1,161,512
Long/Short Credit	469,055	—	—	—	(1,802)	1,277,376	1,744,629
Monthly Distribution	—	—	(804,617)	(950,040)	(515,974)	(1,716,782)	(3,987,413)
Real Estate Stock	1,480,197	2,042,145	—	—	—	11,898,531	15,420,873

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency contracts, options, dividend payable and swap contracts, and adjustments for partnerships, perpetual bonds, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	100,060
Large Cap Value	—
Small Cap Value	72,334
Focused Large Cap Growth	1,033,914
Small Cap Growth	635,376
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	—
Long/Short Credit	—
Monthly Distribution	804,617
Real Estate Stock	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

At October 31, 2019, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring		Capital Loss Carry	Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Expired	Forward Utilized
Corporate/Government Bond	$1,121,080	$2,063,768	$3,184,848	$—	$57,915
Floating Rate Bond	978,122	3,579,123	4,557,245	—	—
High-Yield Bond	3,837,612	3,657,209	7,494,821	—	—
International Opportunity Bond	—	—	—	—	—
Large Cap Value	—	—	—	—	—
Small Cap Value	889,147	254,612	1,143,759	—	—
Focused Large Cap Growth	—	—	—	—	—
Small Cap Growth	—	—	—	—	—
Emerging Markets Stock	1,472,324	—	1,472,324	351,019	—
International Stock	4,689,441	—	4,689,441	—	—
Dynamic Macro	1,364,940	—	1,364,940	152,059	3,926,174
Long/Short Credit	—	—	—	—	66,482
Monthly Distribution	—	950,040	950,040	—	—
Real Estate Stock	—	—	—	—	—

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding where as follows:

Average borrowings
Fund	outstanding
Floating Rate Bond	$1,024,000
High-Yield Bond	188,000
International Opportunity Bond	449,000
Large Cap Value	137,000
Small Cap Value	524,889
Focused Large Cap Growth	1,341,000
Emerging Markets Stock	226,722
International Stock	466,129
Dynamic Macro	88,000
Real Estate Stock	335,286

The interest expense for all the Funds listed above is immaterial.

As of April 30, 2020, all the Funds listed above had no outstanding borrowings on the Uncommitted Line.

Funds not listed above did not access the line of credit during the six months ended April 30, 2020.

9.	SECURITIES LENDING

The Funds have entered into separate Securities Lending Agreements (“Agreements”) with the US Bank NA and Securities Finance Trust Company (“SFTC”). High Yield Bond, Small Cap Growth and Monthly Distribution lend securities with SFTC. All other Funds lend securities with US Bank NA. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to US Bank or SFTC as lending agent and the remainder is paid to the Fund(s).

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The below table shows the collateral held by each Fund at the end of the period.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented
		Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Corporate/Government Bond
Liabilities
Securities Loaned	US Bank	$(5,450,279)	$—	$(5,450,279)	$5,450,279	$—	$—

Floating Rate Bond
Liabilities
Securities Loaned	US Bank	$(887,813)	$—	$(887,813)	$887,813	$—	$—

High-Yield Bond
Liabilities
Securities Loaned	SFTC	$(1,546,729)	$—	$(1,546,729)	$1,546,729	$—	$—
Securities Loaned	SFTC	(528,582)	—	(528,582)	528,582	—	—
Total		$(2,075,311)	$—	$(2,075,311)	$2,075,311	$—	$—

International Opportunity Bond
Liabilities
Securities Loaned	US Bank	$(1,087,003)	$—	$(1,087,003)	$1,087,003	$—	$—

Large Cap Value
Liabilities
Securities Loaned	US Bank	$(31,430,373)	$—	$(31,430,373)	$31,430,373	$—	$—

Small Cap Value
Liabilities
Securities Loaned	US Bank	$(17,746,590)	$—	$(17,746,590)	$17,746,590	$—	$—

Focused Large Cap Growth
Liabilities
Securities Loaned	US Bank	$(34,775,780)	$—	$(34,775,780)	$34,775,780	$—	$—

Small Cap Growth
Liabilities
Securities Loaned	SFTC	$(2,446,691)	$—	$(2,446,691)	$2,446,691	$—	$—
Securities Loaned	SFTC	(1,010,439)	—	(1,010,439)	1,010,439	—	—
Total		$(3,457,130)	$—	$(3,457,130)	$3,457,130	$—	$—

Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(2,228,041)	$—	$(2,228,041)	$2,228,041	$—	$—

International Stock
Liabilities
Securities Loaned	US Bank	$(6,616,325)	$—	$(6,616,325)	$6,616,325	$—	$—

Dynamic Macro
Liabilities
Securities Loaned	US Bank	$(8,756,789)	$—	$(8,756,789)	$8,756,789	$—	$—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Long/Short Credit
Liabilities
Securities Loaned	US Bank	$(28,201,977)	$—	$(28,201,977)	$28,201,977	$—	$—

Monthly Distribution
Liabilities
Securities Loaned	SFTC	$(3,663,660)	$—	$(3,663,660)	$3,663,660	$—	$—

Real Estate Stock
Liabilities
Securities Loaned	US Bank	$(17,370,181)	$—	$(17,370,181)	$17,370,181	$—	$—

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2020.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral (1)
Corporate/Government Bond	$5,315,151	$5,315,151
Floating Rate Bond	871,486	871,486
High-Yield Bond	2,034,212	2,034,212
International Opportunity Bond *	1,062,329	1,062,329
Large Cap Value	29,953,884	29,953,884
Small Cap Value	16,563,983	16,563,983
Focused Large Cap Growth	33,862,787	33,862,787
Small Cap Growth	3,387,746	3,387,746
Emerging Markets Stock *	2,104,243	2,104,243
International Stock *	6,228,850	6,228,850
Dynamic Macro *	8,497,625	8,497,625
Long/Short Credit	27,649,215	27,649,215
Monthly Distribution	3,584,238	3,584,238
Real Estate Stock	16,681,817	16,681,817

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2020 (Continued)

The performance of Monthly Distribution will be directly affected by the performance of the Fidelity Investments Money Market Fund – Class I. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with Monthly Distribution’s financial statements. As of April 30, 2020, the percentage of Monthly Distribution Fund invested in the Fidelity Investments Money Market Fund- Class I was 41.5%.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

12.	LIQUIDITY RISK MANAGEMENT PROGRAM

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Funds have adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing a Fund’s liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of a Fund’s investments, (3) determining a Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with a Fund’s illiquid investment limit, and (5) reporting to the Funds’ Board of Trustees. The Board of Trustees designated the Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in implementing the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2018 through December 31, 2019. The report concluded that the Program remains reasonably designed to assess and manage a Fund’s liquidity risk, and that during the period the Program was implemented effectively.

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ADDITIONAL INFORMATION (Unaudited)
Meeting of the Board of Trustees Held on December 16–17, 2019

On December 16-17, 2019, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the approval and/or renewal of the sub-advisory agreements with various sub-advisers for certain Trust series (the “Funds”). The investment advisory agreement and the sub-advisory agreements are collectively referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for approval and/or renewal include:

Fund	Sub-Advisory Agreement
Dunham Corporate/Government Bond Fund	Newfleet Asset Management, LLC
Dunham Dynamic Macro Fund	Mellon Investments Corporation
[Dunham Emerging Markets Stock Fund]	[NS Partners Ltd. not up for renewal at this time]
Dunham Floating Rate Bond Fund	Newfleet Asset Management, LLC
Dunham Focused Large Cap Growth Fund	The Ithaka Group, LLC
Dunham High Yield Bond Fund	PineBridge Investments LLC
Dunham International Opportunity Bond Fund	Stone Harbor Investment Partners LP (new sub-adviser)
Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
Dunham Large Cap Value Fund	Rothschild & Co. Asset Management US
Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund)	MetLife Investment Management, LLC
[Dunham Monthly Distribution Fund]	[Weiss Multi-Strategy Advisers LLC not up for renewal at this time]
Dunham Real Estate Stock Fund	American Assets Capital Advisers LLC (new sub-adviser)
Dunham Small Cap Growth Fund	Pier Capital, LLC
[Dunham Small Cap Value Fund]	[Ziegler Capital Management, LLC not up for renewal at this time]

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive session to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

I.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment advisory agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2019. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund’s strategy to a sub -adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser had appropriately reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. The Board concluded that the Adviser’s fee ranges are reasonably applied based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board observed that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds and the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser.

The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category; and, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was slightly higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was the highest in the Peer Group and Morningstar Category due to above average other expenses.

●	Dunham International Stock Fund: The Board noted that the advisory fee was in line of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was also lower.

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

ADDITIONAL INFORMATION (Unaudited)(Continued)

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar Category, and overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

II.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval and/or renewal of the sub-advisory agreement, as applicable, between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund was in line with the benchmark index over the ten-years and since Newfleet became sub-adviser and underperformed the benchmark index over the one-year and five-year time periods. The Fund was in line with Peer Group over all time periods, except since Newfleet became sub-adviser. The Adviser observed that the Fund’s underperformance can largely be attributed to the lower duration exposure of the Fund relative to the benchmark and the Peer Group. The Adviser believes that Newfleet has navigated the extreme market environment well. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Dynamic Macro Fund: The Board noted that Mellon Capital Management (“Mellon”), has served as the Fund’s sub-adviser since October 1, 2014 (while the Fund’s inception date was April 30, 2010). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund was in line with the Peer Group over the one-year period and underperformed the Peer Group across the five-year period and since inception, and since Mellon became sub-adviser. The Fund outperformed or was in line with the benchmark index over all periods except over the one-year period. The Board considered that the underperformance was primarily attributable to the previous sub-adviser and the strategy that was implemented prior to 2014. The Board considered that the Fund has outperformed its Peer Group, the Morningstar category and benchmark index, since Mellon began managing the Fund’s investments. The Board concluded that the services Mellon provided were satisfactory.

ADDITIONAL INFORMATION (Unaudited)(Continued)

●	Dunham Floating Rate Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since November 4, 2013 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its benchmark index over the one-year, five-year, and since inception periods. In regard to the underperformance, the Adviser observed that principal growth in the bank loan market has been fairly anemic, and the majority of the return is derived from the coupon on the bank loans. The Adviser, however, believes that Newfleet will be able to identify and take advantage of inefficiencies in the bank loan market. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Focused Large Cap Growth Fund: The Board noted that The Ithaka Group, LLC (“Ithaka”), has served as the Fund’s sub-adviser since December 8, 2011 (the inception date of the Fund), and the Fund may hold a maximum of 35 stocks. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund was in line or outperformed its Peer Group over all time periods. The Board noted that the Fund underperformed its benchmark index over the one-year, and since inception periods and the Morningstar category in the one-year period. When the Fund has historically outperformed its Peer Group, the Morningstar category average, and benchmark index, it has done so by a significant amount. The Board concluded that the services Ithaka provided were satisfactory.

●	Dunham High Yield Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”), has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its benchmark index across the one-year, five-year, and ten-year periods, and since PineBridge became sub-adviser. The Adviser observed that the underperformance can largely be attributed to security selection within the energy sector in the last year. The Fund has outperformed or was in line with the Morningstar category and its Peer Group in all periods. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham International Opportunity Bond Fund: The Board noted that Stone Harbor Investment Partners LP (“Stone Harbor”) would replace Allianz Global Investors US LLC as sub-adviser to the Fund due to underperformance. Stone Harbor, with approximately $20 billion assets under management, is a global institutional fixed income investment manager that specializes in credit and asset allocation strategies. For the Fund, the firm would focus on non-US issues and continue to invest in derivatives and sectors such as emerging market corporate and high-yield bonds, while aiming to reduce currency risk and volatility. Investment allocations would include investment grade and below investment grade fixed-income securities in both developed and emerging markets. The Board concluded that the services that Stone Harbor would provide should be satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital (“Arrowstreet”), has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed the Peer Group average, benchmark and Morningstar category average over the one-year period. However, the Fund outperformed or was in line with its Peer Group average, benchmark index and Morningstar category average over the five-year and ten-year periods and since Arrowstreet became sub-adviser. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Large Cap Value Fund: The Board noted that Rothschild Asset Management (“Rothschild”), has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund was in line with its benchmark and outperformed the Peer Group and Morningstar Category for the one-year period. The Fund underperformed its benchmark index, Peer Group and Morningstar Category over the five-year period and the benchmark index over the ten-year period, and since Rothschild became sub-adviser. The Adviser observed that the Fund’s recent performance was strong and the performance periods that include dates prior to July 2015 include performance of the previous sub-adviser. The Board concluded that the services Rothschild provided were satisfactory.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that MetLife Investment Management, LLC (“MetLife”), has served as the Fund’s sub-adviser since July 1,

ADDITIONAL INFORMATION (Unaudited)(Continued)

2018 (while the Fund’s inception date is December 4, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its benchmark index over the one-year period and since Newfleet became the sub-adviser. The Fund outperformed its Peer Group and the Morningstar category average over all time periods. The Board concluded that the services MetLife provided were satisfactory.

●	Dunham Real Estate Stock Fund: The Board noted that American Assets Capital Advisers, LLC (“AACA”) would replace Barings as sub-adviser to Fund due to Barings exiting the publicly traded REIT business. AACA, with approximately $450 million assets under management, is an active manager that runs a long/short strategy for a mutual fund and a long only strategy for its separately managed account business. The four key components that define its overall strategy are: (i) an emphasis on sectors; (ii) sectors that have limited suppliers and limited supply; (iii) sectors with high switching costs for tenants; and (iv) secular demand drivers for tenants. The Board concluded that the services that AACA would provide should be satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index in the one-year period. However, the Fund outperformed or was in line with the Peer Group average, Morningstar category average, and benchmark across all other periods. The Adviser observed that this headwind for the Fund was the exposure to information technology stocks in the latter half of the one-year period. The Board concluded that the services Pier provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board noted that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. The Board recognized the unique nature of a performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis. The Board noted information that the Adviser provided regarding the specific benchmark index used to compute each sub-adviser’s performance fee, how performance adjustments are calculated, and why the N-share class of each Fund is used for performance calculations.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

III.	All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the approval and/or continuation of the Advisory Agreements, as applicable, are in the best interests of each Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Meeting of the Board of Trustees Held on March 24, 2020

On March 24, 2020, the Board of Trustees (the “Board “) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Ziegler Capital Management, LLC (“ZCM”) on behalf of the Dunham Small Cap Value Fund (the “Fund”). The Sub-Advisory Agreement would take effect upon the change of control of ZCM when 1251 Capital Group, Inc. (“1251). Capital”) completed a transaction with Stifel Financial Corp. (“Stifel”) pursuant to which a subsidiary of 1251 Capital, 1251 Asset Management Platform, LLC (“1251 Asset Management”), acquired the equity interests of ZCM from Stifel.

The Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and ZCM provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and ZCM provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. The Independent Trustees and Fund counsel also met to consider the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

IV.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and ZCM, the Board considered the nature, extent and quality of services ZCM would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the sub-adviser’s reputation, resources and investment approach.

The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters. The Board noted in particular that the entire ZCM investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board further considered that there would be no changes to the ZCM compliance team as a result of the transaction. The Board concluded that the services ZCM would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category.

The Board also noted in particular that since ZCM and its predecessor entity began managing the Fund, the Fund has performed in line with or outperformed its Peer Group, the Morningstar category and the benchmark index. The Board concluded that the services ZCM provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and ZCM, an unaffiliated third party.

The Board considered the base fee paid to ZCM when the performance of a Fund is equal to that of a specific index plus or minus a “null ” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the change of control of ZCM on or about March 31, 2020.

ADDITIONAL INFORMATION (Unaudited)(Continued)

The Board concluded that ZCM’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with ZCM, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the sub-adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding ZCM’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and ZCM, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits ZCM receives.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/19	4/30/20	Period*	4/30/20	Period*
Class N:
Corporate/Government Bond Fund	1.28%	$1,000.00	$1,003.80	$6.39	$1,018.49	$6.44
Floating Rate Bond Fund	1.06%	$1,000.00	$1,000.00	$5.28	$1,019.58	$5.33
High-Yield Bond Fund	1.15%	$1,000.00	$1,000.00	$5.70	$1,019.17	$5.75
International Opportunity Bond Fund	1.42%	$1,000.00	$885.20	$6.65	$1,017.81	$7.11
Large Cap Value Fund	1.20%	$1,000.00	$874.90	$5.61	$1,018.88	$6.04
Small Cap Value Fund	1.35%	$1,000.00	$758.00	$5.91	$1,018.14	$6.78
Focused Large Cap Growth Fund	1.26%	$1,000.00	$1,000.00	$6.26	$1,018.60	$6.32
Small Cap Growth Fund	1.50%	$1,000.00	$1,000.00	$7.48	$1,017.39	$7.54
Emerging Markets Stock Fund	1.83%	$1,000.00	$906.60	$8.67	$1,015.77	$9.16
International Stock Fund	1.44%	$1,000.00	$880.80	$6.74	$1,017.70	$7.23
Dynamic Macro Fund	1.80%	$1,000.00	$933.51	$8.68	$1,015.89	$9.05
Long/Short Credit Fund	1.43%	$1,000.00	$1,000.00	$7.10	$1,017.76	$7.16
Monthly Distribution Fund	1.68%	$1,000.00	$1,000.00	$8.36	$1,016.50	$8.43
Real Estate Stock Fund	1.58%	$1,000.00	$1,000.00	$7.86	$1,017.00	$7.93
Class A:
Corporate/Government Bond Fund	1.53%	$1,000.00	$1,002.50	$7.60	$1,017.27	$7.66
Floating Rate Bond Fund	1.31%	$1,000.00	$1,000.00	$6.53	$1,018.33	$6.59
High-Yield Bond Fund	1.40%	$1,000.00	$1,000.00	$6.94	$1,017.92	$7.01
International Opportunity Bond Fund	1.67%	$1,000.00	$883.30	$7.82	$1,016.56	$8.37
Large Cap Value Fund	1.45%	$1,000.00	$874.30	$6.76	$1,017.65	$7.28
Small Cap Value Fund	1.60%	$1,000.00	$757.10	$7.00	$1,016.90	$8.03
Focused Large Cap Growth Fund	1.51%	$1,000.00	$1,000.00	$7.51	$1,017.35	$7.58
Small Cap Growth Fund	1.72%	$1,000.00	$1,000.00	$8.57	$1,016.29	$8.64
Emerging Markets Stock Fund	2.08%	$1,000.00	$905.30	$9.84	$1,014.53	$10.41
International Stock Fund	1.69%	$1,000.00	$879.80	$7.90	$1,016.46	$8.47
Dynamic Macro Fund	2.05%	$1,000.00	$933.00	$9.84	$1,014.68	$10.26
Long/Short Credit Fund	1.67%	$1,000.00	$1,000.00	$8.30	$1,016.57	$8.36
Monthly Distribution Fund	1.94%	$1,000.00	$1,000.00	$9.63	$1,015.23	$9.70
Real Estate Stock Fund	1.82%	$1,000.00	$1,000.00	$9.06	$1,015.80	$9.14

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/19	4/30/20	Period*	4/30/20	Period*
Class C:
Corporate/Government Bond Fund	2.03%	$1,000.00	$999.60	$10.09	$1,014.77	$10.16
Floating Rate Bond Fund	1.81%	$1,000.00	$1,000.00	$9.02	$1,015.84	$9.10
High-Yield Bond Fund	1.90%	$1,000.00	$1,000.00	$9.43	$1,015.44	$9.50
International Opportunity Bond Fund	2.18%	$1,000.00	$882.30	$10.21	$1,014.02	$10.92
Large Cap Value Fund	2.20%	$1,000.00	$870.50	$10.24	$1,013.92	$11.02
Small Cap Value Fund	2.35%	$1,000.00	$753.80	$10.26	$1,013.17	$11.78
Focused Large Cap Growth Fund	2.26%	$1,000.00	$1,000.00	$11.23	$1,013.63	$11.31
Small Cap Growth Fund	2.44%	$1,000.00	$1,000.00	$12.15	$1,012.72	$12.22
Emerging Markets Stock Fund	2.83%	$1,000.00	$902.00	$13.39	$1,010.79	$14.15
International Stock Fund	2.44%	$1,000.00	$876.40	$11.37	$1,012.74	$12.20
Dynamic Macro Fund	2.80%	$1,000.00	$929.80	$13.46	$1,010.92	$14.02
Long/Short Credit Fund	2.34%	$1,000.00	$1,000.00	$11.63	$1,013.24	$11.70
Monthly Distribution Fund	2.68%	$1,000.00	$1,000.00	$13.33	$1,011.54	$13.40
Real Estate Stock Fund	2.55%	$1,000.00	$1,000.00	$12.69	$1,012.17	$12.77

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the number of days in the six month period ending April 30, 2020).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2020

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/8/2020